UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund (formerly, BlackRock Balanced Capital V.I. Fund)

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Basic Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000®Value Index.

What factors influenced performance?

—	Sector allocation accounted for the majority of the Fund’s underperformance relative to the benchmark index. Specifically, the Fund maintained a large overweight in the struggling information technology (“IT”) sector and significant underweights in the surging consumer discretionary and financials sectors. Also detracting from relative returns was stock selection in materials. Despite generating a positive return, the Fund’s largest investment within the sector, E.I. du Pont de Nemours & Co., significantly lagged the benchmark’s materials constituents. In consumer discretionary, the Fund held J.C. Penney Co., Inc., which, despite surging early in 2012, performed poorly for the overall period as the company’s anticipated turnaround failed to materialize. In addition, the Fund’s lack of exposure to the household durables industry hindered results as an improvement in the housing market pushed shares of these companies higher.

—	Contributing positively to performance was the Fund’s underweight in utilities as the sector declined despite a positive market environment.

Stock selection in the industrials sector had a positive impact on returns, with a number of holdings notching large gains including Textron, Inc., Tyco International Ltd. and Delta Air Lines, Inc. In health care, stock selection was strong across industries. In pharmaceuticals, Eli Lilly & Co. was the largest contributor. The Fund’s only investment in the biotechnology industry was Amgen, Inc., which rose more than 38% before the Fund sold the stock near its peak price as it had become expensive. In the health care equipment space, Baxter International, Inc. boosted the Fund’s performance.

Describe recent portfolio activity.

—	During the 12-month period, the Fund achieved greater diversification by substantially increasing the number of holdings, which led to larger allocations to the financials and consumer discretionary sectors. These additions were offset by significant reductions in the materials and IT sectors. Notable positions initiated during the period included Northrop Grumman Corp., Oracle Corp. and Ford Motor Co. The Fund eliminated sizable positions in Amgen, Inc., Micron Technology, Inc. and The Walt Disney Co.

Describe portfolio positioning at period end.

—	Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in health care and IT, and its most significant underweights in utilities and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities that Fund management believes are undervalued.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	8.09%	14.05%	0.80%	7.00%
Class II Shares[5]	8.01	13.89	0.65	6.84
Class III Shares[5]	8.02	13.81	0.55	6.73	[7]
S&P 500® Index	5.95	16.00	1.66	7.10
Russell 1000® Value Index	8.13	17.51	0.59	7.38

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Financials	28%
Health Care	18
Energy	15
Industrials	10
Consumer Discretionary	10
Information Technology	8
Consumer Staples	6
Utilities	2
Telecommunication Services	2
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,080.90	$3.87	$1,000.00	$1,021.42	$3.76	0.74%
Class II	$1,000.00	$1,080.10	$4.71	$1,000.00	$1,020.61	$4.57	0.90%
Class III	$1,000.00	$1,080.20	$5.33	$1,000.00	$1,020.01	$5.18	1.02%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.2%
Honeywell International, Inc.	104,100	$6,607,227
Northrop Grumman Corp.	65,700	4,440,006
Raytheon Co.	32,300	1,859,188

		12,906,421
Airlines — 0.2%
Delta Air Lines, Inc. (a)	54,300	644,541
Auto Components — 0.9%
Lear Corp.	60,000	2,810,400
TRW Automotive Holdings Corp. (a)	17,400	932,814

		3,743,214
Automobiles — 1.3%
Ford Motor Co.	340,300	4,406,885
General Motors Co. (a)	24,600	709,218

		5,116,103
Capital Markets — 0.4%
State Street Corp.	35,100	1,650,051
Chemicals — 0.4%
E.I. du Pont de Nemours & Co.	37,500	1,686,375
Commercial Banks — 5.2%
Regions Financial Corp.	322,400	2,295,488
US Bancorp	173,329	5,536,128
Wells Fargo & Co.	388,900	13,292,602

		21,124,218
Commercial Services & Supplies — 1.9%
The ADT Corp.	74,000	3,440,260
Tyco International Ltd.	141,400	4,135,950

		7,576,210
Communications Equipment — 2.3%
Cisco Systems, Inc.	488,900	9,606,885
Construction & Engineering — 0.4%
Jacobs Engineering Group, Inc. (a)(b)	41,700	1,775,169
Consumer Finance — 0.6%
Capital One Financial Corp.	39,000	2,259,270
Diversified Financial Services — 8.0%
Citigroup, Inc.	382,730	15,140,799
JPMorgan Chase & Co.	364,876	16,043,598
The NASDAQ OMX Group, Inc.	68,400	1,710,684

		32,895,081
Diversified Telecommunication Services — 2.0%
AT&T, Inc.	91,595	3,087,668
Verizon Communications, Inc.	119,300	5,162,111

		8,249,779
Electric Utilities — 1.0%
FirstEnergy Corp.	5,900	246,384
NV Energy, Inc.	53,000	961,420
PPL Corp.	50,200	1,437,226
The Southern Co.	30,100	1,288,581

		3,933,611

Common Stocks	Shares	Value
Electronic Equipment, Instrument & Components — 1.2%
Corning, Inc.	397,500	$5,016,450
Energy Equipment & Services — 2.8%
Ensco Plc, Class A	44,925	2,663,154
Halliburton Co.	116,600	4,044,854
Noble Corp. (a)	98,492	3,429,491
Transocean Ltd.	29,300	1,308,245

		11,445,744
Food & Staples Retailing — 1.7%
The Kroger Co.	229,900	5,981,998
Walgreen Co.	21,700	803,117

		6,785,115
Food Products — 1.7%
Archer-Daniels-Midland Co.	8,800	241,032
Unilever NV — NY Shares	176,200	6,748,460

		6,989,492
Gas Utilities — 0.3%
UGI Corp.	34,500	1,128,495
Health Care Equipment & Supplies — 5.0%
Baxter International, Inc.	24,600	1,639,836
Medtronic, Inc.	251,738	10,326,293
St. Jude Medical, Inc.	72,600	2,623,764
Stryker Corp.	49,800	2,730,036
Zimmer Holdings, Inc.	45,300	3,019,698

		20,339,627
Health Care Providers & Services — 0.6%
Aetna, Inc.	57,500	2,662,250
Household Durables — 0.2%
Garmin Ltd.	18,000	734,760
Household Products — 2.7%
Energizer Holdings, Inc.	38,540	3,082,429
Kimberly-Clark Corp.	56,200	4,744,966
The Procter & Gamble Co.	45,200	3,068,628

		10,896,023
Industrial Conglomerates — 3.0%
General Electric Co.	593,800	12,463,862
Insurance — 12.4%
ACE Ltd.	93,900	7,493,220
Aflac, Inc.	93,500	4,966,720
Hartford Financial Services Group, Inc.	403,091	9,045,362
Lincoln National Corp.	175,157	4,536,566
MetLife, Inc.	200,021	6,588,692
PartnerRe Ltd.	25,100	2,020,299
Prudential Financial, Inc.	128,400	6,847,572
The Travelers Cos., Inc.	80,808	5,803,631
Willis Group Holdings PLC	41,900	1,404,907
XL Group Plc	79,400	1,989,764

		50,696,733
IT Services — 1.1%
The Western Union Co.	330,600	4,499,466

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

Portfolio Abbreviation

ADR	American Depositary Receipts

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Leisure Equipment & Products — 0.2%
Hasbro, Inc. (b)	21,400	$768,260
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	84,400	3,455,336
Machinery — 0.3%
Stanley Black & Decker, Inc.	15,400	1,139,138
Media — 6.3%
CBS Corp., Class B	5,400	205,470
Comcast Corp., Special Class A	186,300	6,697,485
The Interpublic Group of Cos., Inc.	158,300	1,744,466
Omnicom Group, Inc.	18,200	909,272
Time Warner, Inc.	137,033	6,554,288
Viacom, Inc., Class B	181,600	9,577,584

		25,688,565
Metals & Mining — 0.3%
Nucor Corp.	27,900	1,204,722
Multi-Utilities — 1.0%
Dominion Resources, Inc.	63,400	3,284,120
Public Service Enterprise Group, Inc.	29,800	911,880

		4,196,000
Multiline Retail — 0.3%
Kohl’s Corp.	32,200	1,383,956
Oil, Gas & Consumable Fuels — 11.6%
Apache Corp.	14,700	1,153,950
Chevron Corp.	22,800	2,465,592
Devon Energy Corp.	38,800	2,019,152
Exxon Mobil Corp.	146,800	12,705,540
Hess Corp.	96,300	5,100,048
Marathon Oil Corp.	392,372	12,030,126
Marathon Petroleum Corp.	15,600	982,800
Occidental Petroleum Corp.	40,700	3,118,027
Peabody Energy Corp.	143,250	3,811,882
Royal Dutch Shell Plc — ADR	26,100	1,799,595
Valero Energy Corp.	61,400	2,094,968

		47,281,680
Pharmaceuticals — 10.8%
Eli Lilly & Co.	61,200	3,018,384
Johnson & Johnson	173,200	12,141,320

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Merck & Co., Inc.	324,981	$13,304,722
Pfizer, Inc.	616,420	15,459,814
Warner Chilcott Plc, Class A	13,600	163,744

		44,087,984
Professional Services — 0.3%
The Dun & Bradstreet Corp.	6,100	479,765
Towers Watson & Co., Class A	15,800	888,118

		1,367,883
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp., Class A	5,000	166,050
LSI Corp. (a)	60,251	426,577

		592,627
Software — 2.5%
Microsoft Corp.	215,100	5,749,623
Oracle Corp.	130,900	4,361,588

		10,111,211
Total Long-Term Investments (Cost — $339,927,929) — 95.0%		388,102,307

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	15,849,216	15,849,216

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (c)(d)(e)	$1,763	1,763,337
Total Short-Term Securities (Cost — $17,612,553) — 4.3%		17,612,553
Total Investments (Cost — $357,540,482) — 99.3%		405,714,860
Other Assets Less Liabilities — 0.7%		3,055,836

Net Assets — 100.0%		$408,770,696

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	801,861	15,047,355	15,849,216	$7,952	$169
BlackRock Liquidity Series LLC, Money Market Series	$4,899,086	$(3,135,749)	$1,763,337	$4,178	—

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (concluded)

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$388,102,307	—	—	$388,102,307
Short-Term Securities	15,849,216	$1,763,337	—	17,612,553

Total	$403,951,523	$1,763,337	—	$405,714,860

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value in the amount of $1,763,337 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $1,760,676) (cost—$339,927,929)	$388,102,307
Investments at value—affiliated (cost—$17,612,553)	17,612,553
Investments sold receivable	13,161,045
Dividends receivable	549,994
Capital shares sold receivable	23,249
Securities lending income receivable—affiliated	221
Prepaid expenses	4,367

Total assets	419,453,736

Liabilities:
Collateral on securities loaned at value	1,763,337
Investments purchased payable	7,572,710
Capital shares redeemed payable	875,899
Investment advisory fees payable	207,491
Distribution fees payable	8,895
Officer’s and Directors’ fees payable	5,669
Other affiliates payable	1,200
Other accrued expenses payable	247,839

Total liabilities	10,683,040

Net Assets	$408,770,696

Net Assets Consist of:
Paid-in capital	$420,464,646
Undistributed net investment income	229,948
Accumulated net realized loss	(60,098,276)
Net unrealized appreciation/depreciation	48,174,378

Net Assets	$408,770,696

Net Asset Value:
Class I—Based on net assets of $363,953,793 and 28,433,211 shares outstanding, 300 million shares authorized, $0.10 par value	$12.80

Class II—Based on net assets of $6,058,409 and 474,366 shares outstanding, 100 million shares authorized, $0.10 par value	$12.77

Class III—Based on net assets of $38,758,494 and 3,042,698 shares outstanding, 100 million shares authorized, $0.10 par value	$12.74

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$10,564,677
Foreign taxes withheld	(40,412)
Dividends—affiliated	7,952
Securities lending—affiliated—net	4,178

Total income	10,536,395

Expenses:
Investment advisory	2,527,656
Transfer agent—Class I	462,958
Transfer agent—Class II	8,735
Transfer agent—Class III	53,253
Distribution—Class II	9,691
Distribution—Class III	97,864
Professional	93,753
Accounting services	92,896
Custodian	38,433
Officer and Directors	30,216
Printing	18,119
Miscellaneous	15,484

Total expenses	3,449,058
Less fees waived by Manager	(3,764)
Less transfer agent fees reimbursed—Class I	(304,760)
Less transfer agent fees reimbursed—Class II	(5,353)
Less transfer agent fees reimbursed—Class III	(28,759)

Total expenses after fees waived	3,106,422

Net investment income	7,429,973

Realized and Unrealized Gain:
Net realized gain from:
Investments—unaffiliated	15,430,651
Investments—affiliated	169

15,430,820
Net change in unrealized appreciation/depreciation on investments	31,941,697

Total realized and unrealized gain	47,372,517

Net Increase in Net Assets Resulting from Operations	$54,802,490

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$7,429,973	$6,996,337
Net realized gain	15,430,820	39,271,160
Net change in unrealized appreciation/depreciation	31,941,697	(56,543,646)

Net increase (decrease) in net assets resulting from operations	54,802,490	(10,276,149)

Dividends to Shareholders From:[1]
Net investment income:
Class I	(6,509,239)	(6,983,861)
Class II	(98,057)	(112,455)
Class III	(592,729)	(579,631)

Decrease in net assets resulting from dividends to shareholders	(7,200,025)	(7,675,947)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(47,415,682)	(44,478,859)

Net Assets:
Total increase (decrease) in net assets	186,783	(62,430,955)
Beginning of year	408,583,913	471,014,868

End of year	$408,770,696	$408,583,913

Undistributed net investment income	$229,948	—

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.43	$11.94	$10.75	$8.35	$13.86

Net investment income[1]	0.22	0.19	0.17	0.20	0.24
Net realized and unrealized gain (loss)	1.38	(0.48)	1.20	2.40	(5.34)

Net increase (decrease) from investment operations	1.60	(0.29)	1.37	2.60	(5.10)

Dividends and distributions from:[2]
Net investment income	(0.23)	(0.22)	(0.18)	(0.20)	(0.28)
Net realized gain	—	—	—	—	(0.13)

Total dividends and distributions	(0.23)	(0.22)	(0.18)	(0.20)	(0.41)

Net asset value, end of year	$12.80	$11.43	$11.94	$10.75	$8.35

Total Investment Return:[3]
Based on net asset value	14.05%	(2.45)%	12.80%	31.14%	(36.77)%

Ratios to Average Net Assets:
Total expenses	0.79%	0.67%	0.67%	0.68%	0.68%

Total expenses after fees waived and reimbursed	0.71%	0.67%	0.67%	0.68%	0.68%

Net investment income	1.79%	1.58%	1.57%	2.17%	2.08%

Supplemental Data:
Net assets, end of year (000)	$363,954	$366,990	$433,249	$486,440	$391,301

Portfolio turnover	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.40	$11.91	$10.72	$8.33	$13.81

Net investment income[1]	0.20	0.17	0.15	0.18	0.22
Net realized and unrealized gain (loss)	1.38	(0.48)	1.21	2.39	(5.32)

Net increase (decrease) from investment operations	1.58	(0.31)	1.36	2.57	(5.10)

Dividends and distributions from:[2]
Net investment income	(0.21)	(0.20)	(0.17)	(0.18)	(0.25)
Net realized gain	—	—	—	—	(0.13)

Total dividends and distributions	(0.21)	(0.20)	(0.17)	(0.18)	(0.38)

Net asset value, end of year	$12.77	$11.40	$11.91	$10.72	$8.33

Total Investment Return:[3]
Based on net asset value	13.89%	(2.64)%	12.67%	30.91%	(36.83)%

Ratios to Average Net Assets:
Total expenses	0.95%	0.82%	0.82%	0.84%	0.83%

Total expenses after fees waived and reimbursed	0.87%	0.82%	0.82%	0.84%	0.83%

Net investment income	1.63%	1.41%	1.42%	2.03%	1.92%

Supplemental Data:
Net assets, end of year (000)	$6,058	$6,462	$8,948	$9,611	$9,192

Portfolio turnover	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.37	$11.89	$10.71	$8.32	$13.80

Net investment income[1]	0.19	0.16	0.14	0.17	0.21
Net realized and unrealized gain (loss)	1.38	(0.49)	1.20	2.40	(5.30)

Net increase (decrease) from investment operations	1.57	(0.33)	1.34	2.57	(5.09)

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.19)	(0.16)	(0.18)	(0.26)
Net realized gain	—	—	—	—	(0.13)

Total dividends and distributions	(0.20)	(0.19)	(0.16)	(0.18)	(0.39)

Net asset value, end of year	$12.74	$11.37	$11.89	$10.71	$8.32

Total Investment Return:[3]
Based on net asset value	13.81%	(2.78)%	12.51%	30.87%	(36.91)%

Ratios to Average Net Assets:
Total expenses	1.05%	0.92%	0.92%	0.93%	0.93%

Total expenses after fees waived and reimbursed	0.98%	0.92%	0.92%	0.93%	0.93%

Net investment income	1.52%	1.37%	1.33%	1.91%	1.87%

Supplemental Data:
Net assets, end of year (000)	$38,758	$35,132	$28,818	$22,298	$15,784

Portfolio turnover	42%	58%	56%	43%	49%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Basic Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion—$3 Billion	0.56%
$3 Billion—$5 Billion	0.54%
$5 Billion—$10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. The amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $4,652 for certain accounting services, which is shown as accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $2,241 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $174,030,996 and $241,343,220, respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$7,200,025	$7,675,947

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$229,948
Capital loss carryforwards	(54,813,257)
Net unrealized gains[1]	44,623,746
Qualified late-year losses[2]	(1,734,387)

Total	$(11,693,950)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $54,813,257 all of which is due to expire December 31, 2017.

During the year ended December 31, 2012, the Fund utilized $11,504,527 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$361,091,114

Gross unrealized appreciation	$50,777,417
Gross unrealized depreciation	(6,153,671)

Net unrealized appreciation	$44,623,746

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	560,453	$6,964,195	807,941	$9,598,717
Shares issued to shareholders in reinvestment of dividends	515,788	6,509,238	603,809	6,983,861
Shares redeemed	(4,758,032)	(59,239,034)	(5,568,036)	(66,719,360)

Net decrease	(3,681,791)	$(45,765,601)	(4,156,286)	$(50,136,782)

Class II
Shares sold	3,459	$40,670	6,477	$75,020
Shares issued to shareholders in reinvestment of dividends	7,788	98,057	9,724	112,455
Shares redeemed	(103,741)	(1,292,563)	(200,493)	(2,328,879)

Net decrease	(92,494)	$(1,153,836)	(184,292)	$(2,141,404)

Class III
Shares sold	762,411	$9,545,526	1,239,113	$14,574,327
Shares issued to shareholders in reinvestment of dividends	47,192	592,729	50,329	579,631
Shares redeemed	(856,122)	(10,634,500)	(624,105)	(7,354,631)

Net increase (decrease)	(46,519)	$(496,245)	665,337	$7,799,327

Total Net Decrease	(3,820,804)	$(47,415,682)	(3,675,241)	$(44,478,859)

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

—	Relative to the benchmark index, stock selection in the health care sector had the largest negative impact on the Fund’s performance for the year. Holdings within the health care providers & services industry performed particularly poorly, with notable weakness from AmerisourceBergen Corp. and Express Scripts Holding Co. Other detractors in the sector included Intuitive Surgical, Inc. and Celgene Corp. In the energy sector, the Fund’s holdings of two energy producers hurt results. Concerns about a global economic slowdown and especially slowing commodities demand from China pressured coal miner Alpha Natural Resources, Inc. Shares of natural gas producer Range Resources Corp. fell early in 2012 as historically warm weather in the United States during the winter months led to lower prices for natural gas. Stock selection in consumer staples also had a negative impact, with a large position in The Procter & Gamble Co. failing to keep up with the broader equity market rally early in the year.

—	Contributing positively to relative performance was stock selection in the information technology (“IT”) sector, where the Fund’s investments in the internet software & services industry accounted for much of the strength, with eBay, Inc. and Rackspace Hosting, Inc. each climbing more than 50% over the period. An overweight position in Apple, Inc. (the Fund’s largest individual holding) boosted results as the stock surged by more than 75% during the first nine months of the year before weakening in the fourth quarter. Elsewhere in IT, investments in Salesforce.com, Inc. and Visa, Inc. generated significant performance. In consumer discretionary, the Fund’s large position in Amazon.com, Inc., delivered strong gains as internet retail continued to gain market share from traditional store-based retailers. Luxury retailer Michael Kors Holdings Ltd. surged early in the year following its late-2011 initial public offering. Other notable individual contributors in the sector included The Home Depot, Inc. and Comcast Corp.

Describe recent portfolio activity.

—	During the 12-month period, several notable changes to sector allocations resulted from both market movement and trading activity. The Fund’s weightings in health care, industrials, and consumer discretionary increased, while weightings in energy and consumer staples declined significantly. Large positions initiated during the period included Costco Wholesale Corp., Gilead Sciences, Inc. and Priceline.com, Inc. Sizable positions eliminated from the Fund included The Procter & Gamble Co., Exxon Mobil Corp. and Cerner Corp.

Describe portfolio positioning at period end.

—	Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweights in industrials and health care, and its most significant underweights in consumer staples and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]		10 Years[6]
Class I Shares[5]	6.31%	13.84%	0.62%		6.55%
Class III Shares[5]	6.17	13.57	0.39	[7]	6.30	[7]
S&P 500® Index	5.95	16.00	1.66		7.10
Russell 1000® Growth Index	4.71	15.26	3.12		7.52

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Information Technology	32%
Consumer Discretionary	17
Industrials	16
Health Care	14
Consumer Staples	8
Financials	6
Energy	3
Telecommunication Services	2
Materials	2

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]
Class I	$1,000.00	$1,063.10	$4.20	$1,000.00	$1,021.06	$4.12	0.81%
Class III	$1,000.00	$1,061.70	$5.39	$1,000.00	$1,019.91	$5.28	1.04%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.2%
The Boeing Co.	174,600	$13,157,856
Precision Castparts Corp.	19,500	3,693,690
United Technologies Corp.	41,500	3,403,415

		20,254,961
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	45,300	3,339,969
Auto Components — 0.3%
Allison Transmission Holdings, Inc. (a)	54,000	1,102,680
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	68,100	2,306,547
Beverages — 4.1%
The Coca-Cola Co.	230,400	8,352,000
PepsiCo, Inc.	74,500	5,098,035

		13,450,035
Biotechnology — 5.3%
Alexion Pharmaceuticals, Inc. (b)	30,800	2,889,348
Amgen, Inc.	40,200	3,470,064
ARIAD Pharmaceuticals, Inc. (b)	62,600	1,200,668
Biogen Idec, Inc. (b)	13,300	1,950,711
Gilead Sciences, Inc. (a)(b)	83,300	6,118,385
Regeneron Pharmaceuticals, Inc. (a)(b)	8,900	1,522,523

		17,151,699
Building Products — 0.8%
Masco Corp.	149,000	2,482,340
Capital Markets — 2.0%
The Goldman Sachs Group, Inc.	32,000	4,081,920
Jefferies Group, Inc.	133,100	2,471,667

		6,553,587
Chemicals — 2.3%
Celanese Corp., Series A	30,000	1,335,900
Monsanto Co.	63,600	6,019,740

		7,355,640
Commercial Banks — 1.4%
Wells Fargo & Co.	133,200	4,552,776
Communications Equipment — 3.9%
F5 Networks, Inc. (b)	30,200	2,933,930
QUALCOMM, Inc.	156,500	9,706,130

		12,640,060
Computers & Peripherals — 8.7%
Apple, Inc.	44,900	23,933,047
EMC Corp. (b)	129,400	3,273,820
Fusion-io, Inc. (b)	55,285	1,267,685

		28,474,552
Consumer Finance — 0.7%
American Express Co.	41,500	2,385,420
Diversified Telecommunication Services — 1.8%
Level 3 Communications, Inc. (a)(b)	62,800	1,451,308
Verizon Communications, Inc.	101,000	4,370,270

		5,821,578
Electrical Equipment — 2.1%
Eaton Corp. Plc	83,300	4,514,860
Roper Industries, Inc.	21,200	2,363,376

		6,878,236

Common Stocks	Shares	Value
Energy Equipment & Services — 0.7%
National Oilwell Varco, Inc.	32,600	$2,228,210
Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	82,100	8,109,017
Whole Foods Market, Inc.	24,800	2,264,984

		10,374,001
Health Care Equipment & Supplies — 1.3%
Intuitive Surgical, Inc. (b)	8,600	4,217,182
Health Care Providers & Services — 2.1%
Express Scripts Holding Co. (b)	128,132	6,919,128
Hotels, Restaurants & Leisure — 3.0%
Las Vegas Sands Corp.	51,500	2,377,240
McDonald’s Corp.	27,100	2,390,491
Starbucks Corp.	94,200	5,051,004

		9,818,735
Industrial Conglomerates — 2.7%
Danaher Corp.	155,900	8,714,810
Internet & Catalog Retail — 5.2%
Amazon.com, Inc. (b)	48,400	12,155,176
priceline.com, Inc. (b)	7,700	4,783,240

		16,938,416
Internet Software & Services — 5.2%
eBay, Inc. (b)	103,600	5,285,672
Google, Inc., Class A (b)	16,600	11,775,542

		17,061,214
IT Services — 1.5%
Visa, Inc., Class A	33,200	5,032,456
Machinery — 2.6%
Stanley Black & Decker, Inc.	73,500	5,436,795
Terex Corp. (a)(b)	111,601	3,137,104

		8,573,899
Media — 2.9%
CBS Corp., Class B	115,200	4,383,360
Comcast Corp., Class A	133,400	4,986,492

		9,369,852
Multiline Retail — 0.7%
Nordstrom, Inc.	40,600	2,172,100
Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp.	44,500	3,306,795
Noble Energy, Inc.	25,900	2,635,066

		5,941,861
Personal Products — 0.3%
Herbalife Ltd. (a)	27,589	908,782
Pharmaceuticals — 4.4%
Eli Lilly & Co.	95,800	4,724,856
Merck & Co., Inc.	50,500	2,067,470
Pfizer, Inc.	164,600	4,128,168
Valeant Pharmaceuticals International, Inc. (b)	54,300	3,245,511

		14,166,005
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	49,700	3,840,319

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2%
Avago Technologies Ltd.	21,600	$683,856
ON Semiconductor Corp. (b)	181,800	1,281,690
Texas Instruments, Inc.	136,900	4,235,686
Xilinx, Inc.	113,900	4,089,010

		10,290,242
Software — 7.8%
Microsoft Corp.	332,600	8,890,398
Oracle Corp.	133,600	4,451,552
Red Hat, Inc. (b)	65,300	3,458,288
Salesforce.com, Inc. (a)(b)	26,952	4,530,631
VMware, Inc., Class A (a)(b)	43,500	4,095,090

		25,425,959
Specialty Retail — 1.7%
The Home Depot, Inc.	88,400	5,467,540
Textiles, Apparel & Luxury Goods — 2.1%
Michael Kors Holdings Ltd. (b)	70,400	3,592,512
Under Armour, Inc., Class A (a)(b)	64,000	3,105,920

		6,698,432
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (b)	23,400	1,688,544
Total Long-Term Investments (Cost — $266,205,117) — 95.4%		310,597,767

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	14,433,279	$14,433,279

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (c)(d)(e)	$22,002	22,002,196
Total Short-Term Securities (Cost — $36,435,475) — 11.1%		36,435,475
Total Investments (Cost — $302,640,592) — 106.5%		347,033,242
Liabilities in Excess of Other Assets — (6.5)%		(21,329,088)

Net Assets — 100.0%		$325,704,154

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,486,114	7,947,165	14,433,279	$10,209	$135
BlackRock Liquidity Series LLC, Money Market Series	$12,350,969	$9,651,227	$22,002,196	$299,681	—

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments (concluded)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$310,597,767	—	—	$310,597,767
Short-Term Securities	14,433,279	$22,002,196	—	36,435,475

Total	$325,031,046	$22,002,196	—	$347,033,242

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value in the amount of $22,002,196 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $22,113,416) (cost—$266,205,117)	$310,597,767
Investments at value—affiliated (cost—$36,435,475)	36,435,475
Capital shares sold receivable	1,952,096
Dividends receivable	97,260
Securities lending income receivable—affiliated	44,190
Prepaid expenses	753

Total assets	349,127,541

Liabilities:
Collateral on securities loaned at value	22,002,196
Capital shares redeemed payable	1,075,912
Investment advisory fees payable	176,597
Distribution fees payable	27,158
Officer’s and Directors’ fees payable	4,611
Other affiliates payable	336
Other accrued expenses payable	136,577

Total liabilities	23,423,387

Net Assets	$325,704,154

Net Assets Consist of:
Paid-in capital	$279,434,384
Undistributed net investment income	4,956
Accumulated net realized gain	1,872,164
Net unrealized appreciation/depreciation	44,392,650

Net Assets	$325,704,154

Net Asset Value:
Class I—Based on net assets of $191,092,524 and 22,476,115 shares outstanding, 100 million shares authorized, $0.10 par value	$8.50

Class III—Based on net assets of $134,611,630 and 15,877,550 shares outstanding, 100 million shares authorized, $0.10 par value	$8.48

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$4,450,850
Securities lending—affiliated—net	299,681
Dividends—affiliated	10,209
Foreign taxes withheld	(124)

Total income	4,760,616

Expenses:
Investment advisory	1,901,589
Distribution—Class III	222,823
Transfer agent—Class I	272,212
Transfer agent—Class III	107,723
Professional	74,434
Accounting services	62,678
Custodian	41,976
Officer and Directors	27,069
Printing	16,529
Registration	3,668
Miscellaneous	7,500

Total expenses	2,738,201
Less fees waived by Manager	(4,865)
Less transfer agent fees reimbursed—Class I	(175,769)
Less transfer agent fees reimbursed—Class III	(76,936)

Total expenses after fees waived and reimbursed	2,480,631

Net investment income	2,279,985

Realized and Unrealized Loss:
Net realized loss from:
Investments—unaffiliated	8,762,372
Investments—affiliated	135

8,762,507
Net change in unrealized appreciation/depreciation on investments	24,506,769

Total realized and unrealized gain	33,269,276

Net Increase in Net Assets Resulting from Operations	$35,549,261

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$2,279,985	$802,257
Net realized gain	8,762,507	13,669,949
Net change in unrealized appreciation/depreciation	24,506,769	(36,131,578)

Net increase (decrease) in net assets resulting from operations	35,549,261	(21,659,372)

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Class I	(1,445,878)	(709,579)
Class III	(829,151)	(100,449)
Net realized gain:
Class I	(2,331,518)	(4,697,780)
Class III	(1,638,061)	(880,764)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,244,608)	(6,388,572)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	53,902,685	21,973,871

Net Assets:
Total increase (decrease) in net assets	83,207,338	(6,074,073)
Beginning of year	242,496,816	248,570,889

End of year	$325,704,154	$242,496,816

Undistributed net investment income	$4,956	—

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$7.62	$8.59	$7.20	$5.31	$8.75

Net investment income[1]	0.07	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.99	(0.77)	1.39	1.88	(3.43)

Net increase (decrease) from investment operations	1.06	(0.74)	1.41	1.91	(3.40)

Dividends and distributions from:[2]
Net investment income	(0.07)	(0.05)	(0.02)	(0.02)	(0.03)
Net realized gain	(0.11)	(0.18)	—	—	(0.01)

Total dividends and distributions	(0.18)	(0.23)	(0.02)	(0.02)	(0.04)

Net asset value, end of year	$8.50	$7.62	$8.59	$7.20	$5.31

Total Investment Return:[3]
Based on net asset value	13.84%	(8.88)%	19.53%	36.01%	(38.84)%

Ratios to Average Net Assets:
Total expenses	0.86%	0.72%	0.74%	0.78%	0.77%

Total expenses after fees waived and reimbursed	0.77%	0.72%	0.74%	0.78%	0.77%

Net investment income	0.81%	0.34%	0.22%	0.42%	0.40%

Supplemental Data:
Net assets, end of year (000)	$191,093	$203,706	$248,090	$202,564	$91,936

Portfolio turnover	63%	84%	76%	102%	141%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,		Period June 15, 2010[1] to December 31, 2010
	2012	2011
Per Share Operating Performance:
Net asset value, beginning of period	$7.61	$8.59	$7.11

Net investment income[2] .	0.06	0.02	(0.00)	[3]
Net realized and unrealized gain (loss)	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	1.03	(0.78)	1.49

Dividends and distributions from:[4]
Net investment income	(0.05)	(0.02)	(0.01)
Net realized gain	(0.11)	(0.18)	—

Total dividends and distributions	(0.16)	(0.20	(0.01)

Net asset value, end of period	$8.48	$7.61	$8.59

Total Investment Return:[5]
Based on net asset value	13.57%	(9.08)%	20.98%	[6]

Ratios to Average Net Assets:
Total expenses	1.11%	0.97%	0.99%	[7]

Total expenses after fees waived and reimbursed	1.02%	0.97%	0.99%	[7]

Net investment income (loss)	0.72%	0.21%	(0.06)%	[7]

Supplemental Data:
Net assets, end of period (000)	$134,612	$38,791	$480

Portfolio turnover	63%	84%	76%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.01) per share.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Capital Appreciation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

(the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion—$3 Billion	0.61%
$3 Billion—$5 Billion	0.59%
$5 Billion—$10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $2,715 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $161,519 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended

December 31, 2012, were $222,581,566 and $181,044,352, respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$2,275,029	$804,633
Long-term capital gains	3,969,579	5,583,939

Total	$6,244,608	$6,388,572

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income.	$4,956
Undistributed long-term capital gains	2,102,857
Net unrealized gains[1]	44,161,957

Total	$46,269,770

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$302,871,285

Gross unrealized appreciation	$49,836,544
Gross unrealized depreciation	(5,674,587)

Net unrealized appreciation	$44,161,957

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	1,555,589	$13,047,437	3,113,876	$26,292,786
Shares issued to shareholders in reinvestment of dividends and distributions	452,925	3,777,396	706,844	5,407,359
Shares redeemed	(6,248,497)	(53,448,111)	(5,977,057)	(50,180,797)

Net decrease	(4,239,983)	$(36,623,278)	(2,156,337)	$(18,480,652)

Class III
Shares sold	10,834,369	$91,041,964	4,940,093	$39,695,553
Shares issued to shareholders in reinvestment of dividends and distributions	296,540	2,467,212	128,431	981,213
Shares redeemed	(350,632)	(2,983,213)	(27,166)	(222,243)

Net increase	10,780,277	$90,525,963	5,041,358	$40,454,523

Total Net Increase	6,540,294	$53,902,685	2,885,021	$21,973,871

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Equity Dividend V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

—	Relative to the benchmark index, the largest detractor from the Fund’s performance during the period was a combination of stock selection and a large underweight in the financials sector. Stock selection within industrials had a negative impact on returns. Overweight positions combined with security selection in both materials and telecommunication services weighed negatively on results, as did stock selection in consumer discretionary, consumer staples and information technology (“IT”). An overweight in consumer staples and an underweight in energy detracted marginally from relative performance.

—	The largest positive contributor to performance for the period was security selection in the energy sector, followed by security selection in utilities. Underweight positions in IT and health care benefited performance, as did overweights in industrials and consumer discretionary.

Describe recent portfolio activity.

—	During the 12-month period, there were relatively few changes to the Fund’s overall portfolio allocations. While maintaining its low turnover approach and focus on income growth, the Fund was positioned for a slowly growing economy. As the Fund’s holdings generally continued to deliver on earnings and dividend expectations, few changes were warranted during the period.

Describe portfolio positioning at period end.

—	At the end of the period, the Fund was positioned with overweights in sectors most exposed to global growth and industrialization trends. This included heavier allocations to industrials, materials, energy and consumer staples. The Fund held underweight positions in segments with weaker fundamentals in the current environment, resulting in smaller allocations to IT, health care and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	5.04%	12.12%	(0.08)%	10.52%
Class III Shares[5]	4.87	11.90	(0.30)[7]	10.26	[7]
Russell 1000® Value Index	8.13	17.51	0.59	7.38
S&P 500® Index	5.95	16.00	1.66	7.10

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Financials	17%
Industrials	15
Energy	13
Consumer Staples	13
Consumer Discretionary	10
Utilities	8
Health Care	7
Materials	7
Telecommunication Services	6
Information Technology	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,050.40	$4.07	$1,000.00	$1,021.17	$4.01	0.79%
Class III	$1,000.00	$1,048.70	$5.30	$1,000.00	$1,019.96	$5.23	1.03%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instru-

ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.5%
General Dynamics Corp.	5,415	$375,097
Honeywell International, Inc.	6,080	385,898
Northrop Grumman Corp.	6,080	410,886
Raytheon Co.	10,980	632,009
Rockwell Collins, Inc.	1,620	94,235
United Technologies Corp.	8,050	660,181

		2,558,306
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	4,610	339,895
Auto Components — 0.4%
Johnson Controls, Inc.	6,225	191,108
Beverages — 2.4%
The Coca-Cola Co.	15,515	562,419
Diageo Plc	19,920	580,202

		1,142,621
Chemicals — 2.8%
The Dow Chemical Co.	7,895	255,166
E.I. du Pont de Nemours & Co.	13,325	599,225
Olin Corp.	6,600	142,494
Praxair, Inc.	2,975	325,614

		1,322,499
Commercial Banks — 8.0%
Bank of Nova Scotia	8,165	471,661
Fifth Third Bancorp	11,667	177,222
M&T Bank Corp.	1,125	110,779
National Bank of Canada	6,765	525,313
The Toronto-Dominion Bank	5,750	484,128
US Bancorp	20,750	662,755
Wells Fargo & Co.	38,175	1,304,821

		3,736,679
Consumer Finance — 1.1%
American Express Co.	8,825	507,261
Containers & Packaging — 0.2%
Packaging Corp. of America	2,900	111,563
Diversified Financial Services — 2.9%
JPMorgan Chase & Co.	30,620	1,346,361
Diversified Telecommunication Services — 5.0%
AT&T, Inc.	23,302	785,510
BCE, Inc.	3,665	157,375
CenturyLink, Inc.	16,361	640,042
Verizon Communications, Inc.	17,480	756,360

		2,339,287
Electric Utilities — 4.5%
American Electric Power Co., Inc.	5,010	213,827
Duke Energy Corp.	3,094	197,397
Edison International	4,365	197,254
FirstEnergy Corp.	5,810	242,625
ITC Holdings Corp.	1,370	105,367
NextEra Energy, Inc.	6,215	430,016
Northeast Utilities, Inc.	4,865	190,124
PPL Corp.	3,595	102,925
The Southern Co.	9,665	413,759

		2,093,294

Common Stocks	Shares	Value
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	1,855	$155,801
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	3,305	229,003
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	3,895	265,756
Food Products — 4.1%
General Mills, Inc.	9,045	365,508
H.J. Heinz Co.	4,880	281,478
Kraft Foods Group, Inc.	4,693	213,391
Mead Johnson Nutrition Co.	2,030	133,757
Mondelez International, Inc., Class A	14,290	363,966
Unilever NV — NY Shares	14,165	542,520

		1,900,620
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	3,995	232,789
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp.	7,615	671,719
Household Products — 1.9%
Kimberly-Clark Corp.	4,385	370,225
The Procter & Gamble Co.	7,985	542,102

		912,327
Industrial Conglomerates — 2.5%
3M Co.	4,205	390,434
General Electric Co.	36,725	770,858

		1,161,292
Insurance — 4.1%
ACE Ltd.	4,635	369,873
The Chubb Corp.	6,235	469,620
Prudential Financial, Inc.	8,590	458,105
The Travelers Cos., Inc.	9,035	648,894

		1,946,492
IT Services — 2.1%
Automatic Data Processing, Inc.	2,090	119,151
International Business Machines Corp.	4,495	861,017

		980,168
Leisure Equipment & Products — 0.6%
Mattel, Inc.	7,330	268,425
Machinery — 3.4%
Caterpillar, Inc.	8,590	769,492
Deere & Co.	9,580	827,904

		1,597,396
Media — 2.8%
Comcast Corp., Special Class A	18,495	664,895
Time Warner Cable, Inc.	4,450	432,496
The Walt Disney Co.	4,115	204,886

		1,302,277
Metals & Mining — 3.4%
Barrick Gold Corp.	4,515	158,050
BHP Billiton Ltd.	24,060	939,313
Rio Tinto Ltd.	4,250	298,813
Southern Copper Corp.	4,894	185,287

		1,581,463

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multi-Utilities — 2.6%
Consolidated Edison, Inc.	1,740	$96,640
Dominion Resources, Inc.	8,210	425,278
Public Service Enterprise Group, Inc.	9,470	289,782
Sempra Energy	2,965	210,337
Wisconsin Energy Corp.	5,010	184,618

		1,206,655
Oil, Gas & Consumable Fuels — 12.2%
Chevron Corp.	12,975	1,403,116
ConocoPhillips	4,110	238,339
CONSOL Energy, Inc.	1,300	41,730
Enbridge, Inc.	15,580	673,823
EQT Corp.	3,900	230,022
Exxon Mobil Corp.	11,525	997,489
Kinder Morgan, Inc.	2,420	85,499
Marathon Oil Corp.	8,470	259,690
Marathon Petroleum Corp.	4,350	274,050
Occidental Petroleum Corp.	4,510	345,511
Peabody Energy Corp.	1,200	31,932
Phillips 66	2,650	140,715
Royal Dutch Shell Plc, Class A	3,880	134,676
Spectra Energy Corp.	6,846	187,443
Total SA — ADR	12,915	671,709

		5,715,744
Paper & Forest Products — 0.6%
MeadWestvaco Corp.	9,375	298,781
Pharmaceuticals — 6.6%
Abbott Laboratories	4,780	313,090
Bristol-Myers Squibb Co.	11,395	371,363
Johnson & Johnson	9,735	682,424
Merck & Co., Inc.	17,310	708,671
Pfizer, Inc.	40,540	1,016,743

		3,092,291
Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.	40	3,091
Weyerhaeuser Co.	7,410	206,146

		209,237
Road & Rail — 2.0%
Canadian National Railway Company	6,080	553,341

Common Stocks	Shares	Value
Road & Rail (concluded)
Union Pacific Corp.	2,905	$365,216

		918,557
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	20,380	420,439
Software — 1.2%
Microsoft Corp.	21,685	579,640
Specialty Retail — 3.3%
The Home Depot, Inc.	15,575	963,314
Limited Brands, Inc.	12,165	572,485

		1,535,799
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	3,870	584,254
Tobacco — 3.1%
Altria Group, Inc.	7,915	248,689
Lorillard, Inc.	3,125	364,594
Philip Morris International, Inc.	10,265	858,565

		1,471,848
Water Utilities — 0.6%
American Water Works Co., Inc.	8,095	300,567
Wireless Telecommunication Services — 0.4%
Vodafone Group Plc — ADR	6,652	167,564
Total Long-Term Investments (Cost — $38,877,773) — 96.8%		45,395,778

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (a)(b)	1,706,368	1,706,368
Total Short-Term Securities (Cost — $1,706,368) — 3.6%		1,706,368
Total Investments (Cost — $40,584,141) — 100.4%		47,102,146
Liabilities in Excess of Other Assets — (0.4)%		(164,884)

Net Assets — 100.0%		$46,937,262

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,333,138	(1,626,770)	1,706,368	$2,681
BlackRock Liquidity Series LLC, Money Market Series	—	—	—	$450

(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Aerospace & Defense	$2,558,306	—	—	$2,558,306
Air Freight & Logistics	339,895	—	—	339,895
Auto Components	191,108	—	—	191,108
Beverages	562,419	$580,202	—	1,142,621
Chemicals	1,322,499	—	—	1,322,499
Commercial Banks	3,736,679	—	—	3,736,679
Consumer Finance	507,261	—	—	507,261
Containers & Packaging	111,563	—	—	111,563
Diversified Financial Services	1,346,361	—	—	1,346,361
Diversified Telecommunication Services	2,339,287	—	—	2,339,287
Electric Utilities	2,093,294	—	—	2,093,294
Electrical Equipment	155,801	—	—	155,801
Energy Equipment & Services	229,003	—	—	229,003
Food & Staples Retailing	265,756	—	—	265,756
Food Products	1,900,620	—	—	1,900,620
Health Care Providers & Services	232,789	—	—	232,789
Hotels, Restaurants & Leisure	671,719	—	—	671,719
Household Products	912,327	—	—	912,327
Industrial Conglomerates	1,161,292	—	—	1,161,292
Insurance	1,946,492	—	—	1,946,492
IT Services	980,168	—	—	980,168
Leisure Equipment & Products	268,425	—	—	268,425
Machinery	1,597,396	—	—	1,597,396
Media	1,302,277	—	—	1,302,277
Metals & Mining	343,337	1,238,126	—	1,581,463
Multi-Utilities	1,206,655	—	—	1,206,655
Oil, Gas & Consumable Fuels	5,581,068	134,676	—	5,715,744
Paper & Forest Products	298,781	—	—	298,781

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012 (concluded):

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
Pharmaceuticals	$3,092,291	—	—	$3,092,291
Real Estate Investment Trusts (REITs)	209,237	—	—	209,237
Road & Rail	918,557	—	—	918,557
Semiconductors & Semiconductor Equipment	420,439	—	—	420,439
Software	579,640	—	—	579,640
Specialty Retail	1,535,799	—	—	1,535,799
Textiles, Apparel & Luxury Goods	584,254	—	—	584,254
Tobacco	1,471,848	—	—	1,471,848
Water Utilities	300,567	—	—	300,567
Wireless Telecommunication Services	167,564	—	—	167,564
Short-Term Securities	1,706,368	—	—	1,706,368

Total	$45,149,142	$1,953,004	—	$47,102,146

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,656	—	—	$2,656
Liabilities:
Bank overdraft	—	$(39,511)	—	(39,511)

Total	$2,656	$(39,511)	—	$(36,855)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$38,877,773)	$45,395,778
Investments at value—affiliated (cost—$1,706,368)	1,706,368
Dividends receivable	87,791
Capital shares sold receivable	54,594
Foreign currency at value (cost—$2,618)	2,656
Prepaid expenses	580

Total assets	47,247,767

Liabilities:
Bank overdraft	39,511
Investments purchased payable	173,755
Capital shares redeemed payable	33,821
Investment advisory fees payable	23,656
Officer’s and Directors’ fees payable	3,680
Distribution fees payable	2,532
Other affiliates payable	14
Other accrued expenses payable	33,536

Total liabilities	310,505

Net Assets	$46,937,262

Net Assets Consist of:
Paid-in capital	$40,433,697
Distributions in excess of net investment income	(7,954)
Accumulated net realized loss	(6,620)
Net unrealized appreciation/depreciation	6,518,139

Net Assets	$46,937,262

Net Asset Value:
Class I—Based on net assets of $34,557,927 and 3,860,322 shares outstanding, 100 million shares authorized, $0.10 par value	$8.95

Class III—Based on net assets of $12,379,335 and 1,383,536 shares outstanding, 100 million shares authorized, $0.10 par value	$8.95

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$1,347,885
Foreign taxes withheld	(20,828)
Dividends—affiliated	2,681
Securities lending—affiliated—net	450

Total income	1,330,188

Expenses:
Investment advisory	249,313
Distribution—Class III	19,856
Transfer agent—Class I	48,720
Transfer agent—Class III	12,879
Officer and Directors	22,247
Professional	19,748
Printing	18,004
Custodian	11,343
Accounting services	10,365
Registration	724
Miscellaneous	5,295

Total expenses	418,494
Less fees waived by Manager	(1,302)
Less transfer agent fees reimbursed—Class I	(43,869)
Less transfer agent fees reimbursed—Class III	(11,550)

Total expenses after fees waived and reimbursed	361,773

Net investment income	968,415

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	44,531
Foreign currency transactions	(237)

44,294

Net change in unrealized appreciation/depreciation on:
Investments	3,473,506
Foreign currency translations	(257)

3,473,249

Total realized and unrealized gain	3,517,543

Net Increase in Net Assets Resulting from Operations	$4,485,958

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$968,415	$615,534
Net realized gain	44,294	211,129
Net change in unrealized appreciation/depreciation	3,473,249	1,009,933

Net increase in net assets resulting from operations	4,485,958	1,836,596

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Class I	(765,099)	(611,471)
Class III	(201,891)	(13,199)
Net realized gain:
Class I	(28,384)	(183,768)
Class III	(10,158)	(12,699)
Tax return of capital:
Class I	—	(8,269)
Class III	—	(179)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,005,532)	(829,585)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	10,185,258	3,461,897

Net Assets:
Total increase in net assets	13,665,684	4,468,908
Beginning of year	33,271,578	28,802,670

End of year	$46,937,262	$33,271,578

Distributions in excess of net investment income	$(7,954)	$(600)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011		2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$8.17	$7.92		$8.49	$7.69	$12.60

Net investment income[1]	0.21	0.17		0.22	0.25	0.25
Net realized and unrealized gain (loss)	0.78	0.30		0.64	0.86	(4.43)

Net increase (decrease) from investment operations	0.99	0.47		0.86	1.11	(4.18)

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.17)		(0.24)	(0.25)	(0.26)
Net realized gain	(0.01)	(0.05)		(1.19)	(0.06)	(0.47)
Tax return of capital	—	(0.00)	[3]	—	—	—

Total dividends and distributions	(0.21)	(0.22)		(1.43)	(0.31)	(0.73)

Net asset value, end of year	$8.95	$8.17		$7.92	$8.49	$7.69

Total Investment Return:[4]
Based on net asset value	12.12%	5.96%		10.33%	14.87%	(33.85)%

Ratios to Average Net Assets:
Total expenses	0.96%	1.02%		1.07%	0.94%	0.88%

Total expenses after fees waived and reimbursed	0.83%	1.02%		1.03%	0.94%	0.88%

Net investment income	2.35%	2.09%		2.73%	3.23%	2.38%

Supplemental Data:
Net assets, end of year (000)	$34,558	$30,925		$28,803	$29,583	$29,876

Portfolio turnover	4%	12%		103%	24%	16%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2012	Period July 1, 2011[1] to December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$8.17	$8.60

Net investment income[2]	0.20	0.06
Net realized and unrealized gain (loss)	0.77	(0.31)

Net increase (decrease) from investment operations	0.97	(0.25)

Dividends and distributions from:[3]
Net investment income	(0.18)	(0.13)
Net realized gain	(0.01)	(0.05)
Tax return of capital	—	(0.00)	[4]

Total dividends and distributions	(0.19)	(0.18)

Net asset value, end of period	$8.95	$8.17

Total Investment Return:[5]
Based on net asset value	11.90%	(2.94)%	[6]

Ratios to Average Net Assets:
Total expenses	1.21%	1.26%	[7]

Total expenses after fees waived and reimbursed	1.06%	1.26%	[7]

Net investment income	2.24%	1.99%	[7]

Supplemental Data:
Net assets, end of period (000)	$12,379	$2,347

Portfolio turnover	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach,

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Loss From
Foreign currency exchange contracts	$(1,367)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts	$(194)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts—US dollars sold	1
Average US dollar amounts sold	$6,987

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion—$3 Billion	0.56%
$3 Billion—$5 Billion	0.54%
$5 Billion—$10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $355 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the

Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $242 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $13,134,466 and $1,513,434, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions and the timing of expenses were reclassified to the following accounts:

Paid-in capital	$8,448
Undistributed net investment income	$(8,779)
Accumulated net realized loss	$331

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$1,005,532	$788,110
Long-term capital gains	—	33,027
Tax return of capital	—	8,448

Total	$1,005,532	$829,585

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$3,149
Net unrealized gains[1]	6,503,625
Qualified late-year losses[2]	(3,209)

Total	$6,503,565

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing of expenses.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$40,590,700

Gross unrealized appreciation	$6,981,065
Gross unrealized depreciation	(469,619)

Net unrealized appreciation	$6,511,446

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	828,547	$7,165,166	681,893	$5,487,566
Shares issued to shareholders in reinvestment of dividends and distributions	89,417	793,483	97,333	803,509
Shares redeemed	(843,289)	(7,340,425)	(629,160)	(5,146,362)

Net increase	74,675	$618,224	150,066	$1,144,713

Class III
Shares sold	1,216,589	$10,620,207	288,921	$2,330,244
Shares issued to shareholders in reinvestment of dividends and distributions	23,874	212,049	3,191	26,077
Shares redeemed	(144,197)	(1,265,222)	(4,842)	(39,137)

Net increase	1,096,266	$9,567,034	287,270	$2,317,184

Total Net Increase	1,170,941	$10,185,258	437,336	$3,461,897

[1]	Recommencement of operations.

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Global Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its Reference Benchmark and the Financial Times Stock Exchange (“FTSE”) World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

—	Within the equity segment of the Fund, stock selection in the United States, Canada and Australia detracted from performance relative to the Reference Benchmark. From a sector perspective, stock selection and an overweight in materials (led by gold-related securities) weighed on returns, as did stock selection in information technology (“IT”). An overweight to energy also detracted although this was partially offset by stock selection within the sector. From a broader asset allocation perspective, an overweight to cash and cash equivalents negatively impacted performance.

—	Contributing positively to relative performance within equities was stock selection in utilities and consumer staples. Stock selection in financials and consumer discretionary were also additive but partially offset by an underweight to both sectors. The Fund’s overall underweight to fixed income instruments had a positive impact on results. Within the fixed income segment of the Fund, an overweight to convertible and corporate bonds boosted returns.

Describe recent portfolio activity.

—	During the 12-month period, the Fund’s overall equity allocation decreased from 64% to 62% of net assets. Within equities, the Fund decreased exposure to Asia and Brazil and increased exposure to the United States and Europe. On a sector basis, the Fund decreased its weightings in energy, telecommunication services (“telecom”), utilities, IT and materials, and increased its weightings in financials, consumer discretionary and health care. The Fund’s allocation to fixed income decreased from 26% to 24% of net assets during the period. The Fund decreased its weighting in US Treasuries, Japanese government bonds and US dollar-denominated foreign convertible bonds, and increased its weightings in US dollar-denominated foreign corporate bonds, US corporate bonds and Australian sovereign bonds. Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 10% to 14% of net assets.

Describe portfolio positioning at period end.

—	Relative to its Reference Benchmark, the Fund ended the period overweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia, notably in Japan, and underweight in the United States and Europe. On a sector basis, the Fund was overweight in materials, health care, telecom and energy. The Fund’s sector underweights included consumer staples, financials, consumer discretionary and industrials. With respect to currency exposure, the Fund was overweight the US dollar, Brazilian real, Singapore dollar and Canadian dollar, and underweight the euro, Japanese yen and British pound sterling. The Fund also held modest overweight positions in several other Asian currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of over 2,870 equities from 47 countries in 4 regions, including the United States.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500®Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	6.42%	10.28%	2.73%	10.26%
Class II Shares[5]	6.35	10.14	2.58	10.14	[11]
Class III Shares[5]	6.29	9.97	2.47	10.00	[11]
FTSE World Index	10.22	16.96	(0.42)	8.64
Reference Benchmark	5.90	10.80	2.92	7.57
US Stocks: S&P 500® Index[7]	5.95	16.00	1.66	7.10
Non-US Stocks: FTSE World (ex US) Index[8]	14.15	17.54	(2.25)	10.13
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	0.85	2.27	5.88	4.72
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	1.53	1.51	5.24	6.38

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[8]	This unmanaged capitalization-weighted index is comprised of over 2,257 companies in 46 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

[11]	The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Information as of December 31, 2012

	Percent of Fund’s Net Assets		Reference Benchmark Percentages[4]
US Equities	35%[1]		36%
European Equities	11	[1]	12
Asian-Pacific Equities	12	[1]	9
Other Equities	4	[1]	3
Total Equities	62	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	10		—
Non-US Issuers	4		—
Non-US Dollar Denominated Fixed Income Securities	10		16
Total Fixed Income Securities	24		40
Cash & Cash Equivalents	14	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,064.20	$3.94	$1,000.00	$1,021.32	$3.86	0.76%
Class II	$1,000.00	$1,063.50	$4.72	$1,000.00	$1,020.56	$4.62	0.91%
Class III	$1,000.00	$1,062.90	$5.24	$1,000.00	$1,020.06	$5.13	1.01%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Tenaris SA — ADR (a)	156,567	$6,563,289
Australia — 0.4%
Asciano Ltd.	1,663,136	8,136,044
Newcrest Mining Ltd.	456,726	10,684,044
Orica Ltd.	237,560	6,249,287
QBE Insurance Group Ltd.	635,793	7,284,857
Telstra Corp. Ltd.	1,594,534	7,265,853

		39,620,085
Belgium — 0.0%
RHJ International (a)	769,800	4,054,232
RHJ International — ADR (b)	40,600	213,572

		4,267,804
Brazil — 1.1%
Anhanguera Educacional Participacoes SA	350,800	5,922,909
BR Malls Participacoes SA	408,558	5,391,569
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	238,383	10,536,587
Cosan Ltd. (a)	1,171,074	20,271,291
Cyrela Brazil Realty SA	923,554	8,069,539
Hypermarcas SA (b)	1,218,799	9,893,255
Itau Unibanco Holding SA, Preference Shares	630,786	10,286,664
MRV Engenharia e Participacoes SA	1,581,505	9,253,445
Petroleo Brasileiro SA — ADR	946,707	18,271,445
Qualicorp SA (b)	717,560	7,433,186
SLC Agricola SA	807,845	7,831,855
Telefonica Brasil — ADR	365,218	8,787,145

		121,948,890
Canada — 2.6%
Agrium, Inc.	132,779	13,265,950
Athabasca Oil Corp. (b)	1,490,900	15,662,918
Bank of Nova Scotia	169,939	9,816,724
BCE, Inc.	122,445	5,247,643
Brookfield Asset Management, Inc., Class A	316,604	11,603,537
Canadian Natural Resources Ltd.	384,496	11,100,399
Canadian Pacific Railway Ltd.	131,686	13,381,931
Canadian Pacific Railway Ltd.	20,502	2,079,674
Detour Gold Corp. (b)	224,767	5,624,259
Eldorado Gold Corp.	913,921	11,760,520
Goldcorp, Inc.	1,151,216	42,249,627
Kinross Gold Corp.	219,505	2,133,589
Kinross Gold Corp.	997,732	9,689,445
Osisko Mining Corp. (b)	951,713	7,654,272
Potash Corp. of Saskatchewan, Inc.	592,141	24,094,217

Common Stocks	Shares	Value
Canada (concluded)
Rogers Communications, Inc., Class B	202,583	$9,221,578
Shaw Communications, Inc., Class B	377,083	8,658,466
Silver Wheaton Corp.	448,152	16,169,324
Sino-Forest Corp. (b)	416,950	4
Suncor Energy, Inc.	48,702	1,606,192
Suncor Energy, Inc.	945,736	31,099,854
Teck Resources Ltd., Class B	37,672	1,369,377
TELUS Corp.	81,102	5,307,872
The Toronto-Dominion Bank	79,235	6,671,289
Valeant Pharmaceuticals International, Inc. (b)(c)	101,700	6,078,609

		271,547,270
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA — ADR	86,099	4,962,746
China — 0.6%
Baidu.com, Inc. — ADR (b)	54,692	5,485,061
Beijing Enterprises Holdings Ltd.	3,921,042	25,719,197
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	710,958
China BlueChemical Ltd.	7,190,300	4,904,929
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	2,775,356
Haitian International Holdings Ltd. (a)	1,863,800	2,224,292
Sinopharm Group Co.	2,480,800	7,877,828
Tianjin Development Holdings Ltd. (b)	13,533,162	7,587,208
Zhongsheng Group Holdings Ltd. (a)	3,686,206	5,659,052

		62,943,881
Denmark — 0.1%
A.P. Moller-Maersk A/S, Class B	789	5,974,823
France — 1.7%
AXA SA	753,446	13,528,709
BNP Paribas SA	480,014	27,327,218
European Aeronautic Defence and Space Co. NV	439,996	17,345,184
Eutelsat Communications SA	201,738	6,709,847
LVMH Moet Hennessy Louis Vuitton SA	81,967	15,127,602
Safran SA	576,746	24,977,101
Sanofi	208,519	19,773,824
Sanofi — ADR	28,134	1,332,989
Technip SA	41,561	4,805,947
Total SA	387,913	20,184,245
Total SA — ADR	482,637	25,101,950
Unibail-Rodamco SE	25,817	6,260,701

		182,475,317

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi (offshore)
ESP	Spanish Peseta
EUR	Euro
FTSE	Financial Times Stock Exchange
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar

JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican New Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
S&P	Standard and Poor’s
SPDR	Standard and Poor’s Depositary Receipts
TBA	To Be Announced
TRY	Turkish Lira
USD	US Dollar

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany — 2.2%
Allianz SE, Registered Shares	123,453	$17,208,973
BASF SE	72,061	6,814,079
Bayer AG, Registered Shares	111,605	10,642,857
Bayerische Motoren Werke AG	99,659	9,697,915
Daimler AG, Registered Shares	64,477	3,549,817
Deutsche Bank AG, Registered Shares	330,470	14,538,962
Deutsche Boerse AG	111,463	6,835,132
Deutsche Telekom AG, Registered Shares	1,553,683	17,685,423
Fresenius Medical Care AG & Co. KGaA	75,621	5,218,759
Fresenius SE & Co. KGaA	161,990	18,639,916
Kabel Deutschland Holding AG	142,267	10,707,805
Lanxess AG	173,867	15,331,487
Linde AG	142,825	24,986,978
Muenchener Rueckversicherungs AG, Registered Shares	36,294	6,552,074
SAP AG	95,977	7,717,762
Siemens AG, Registered Shares	156,459	17,108,885
Telefonica Deutschland Holding AG (b)	933,243	7,112,614
Volkswagen AG, Preference Shares	138,392	31,753,889

		232,103,327
Hong Kong — 0.3%
China Resources Gas Group Ltd.	1,758,000	3,645,083
The Link REIT	4,232,546	21,197,033
Yuanda China Holdings Ltd.	25,280,228	3,050,578

		27,892,694
Indonesia — 0.0%
Telekomunikasi Indonesia Tbk PT	3,168,200	2,986,114
Ireland — 0.1%
Covidien Plc	144,399	8,337,598
Eaton Corp. Plc	87,723	4,754,587

		13,092,185
Israel — 0.1%
Check Point Software Technologies Ltd. (a)(b)	25,845	1,231,256
Teva Pharmaceutical Industries Ltd. — ADR	292,251	10,912,652

		12,143,908
Italy — 0.7%
Eni SpA	1,176,942	28,832,160
Fiat Industrial SpA	1,913,981	20,968,746
Intesa Sanpaolo SpA	7,374,298	12,752,455
UniCredit SpA (b)	1,754,250	8,638,721

		71,192,082
Japan — 6.8%
Aisin Seiki Co. Ltd.	192,839	6,021,806
Asahi Kasei Corp.	1,320,100	7,805,899
Astellas Pharma, Inc.	137,993	6,204,384
Bridgestone Corp.	778,232	20,258,580
Canon, Inc. (c)	484,158	18,765,833
Daihatsu Motor Co. Ltd.	302,107	6,018,831
Daikin Industries Ltd.	169,400	5,818,741
Denso Corp.	289,120	10,068,372
East Japan Railway Co.	358,451	23,178,914
FANUC Corp.	60,418	11,240,736
Fuji Heavy Industries Ltd.	2,150,564	27,119,300
Futaba Industrial Co. Ltd. (b)	374,421	1,626,226
Hitachi Chemical Co. Ltd.	470,400	7,090,456

Common Stocks	Shares	Value
Japan (concluded)
Hitachi Ltd.	1,935,700	$11,390,636
Honda Motor Co. Ltd.	630,183	23,338,589
Hoya Corp.	565,774	11,147,967
IHI Corp.	2,653,000	6,879,505
Inpex Corp.	3,240	17,328,683
Japan Airlines Co., Ltd. (b)	163,400	7,023,519
JGC Corp.	586,302	18,270,018
JSR Corp.	377,500	7,205,576
Kao Corp.	138,900	3,619,392
KDDI Corp.	186,900	13,213,322
Kirin Holdings Co. Ltd.	794,651	9,349,861
Kubota Corp.	1,841,296	21,170,110
Kuraray Co. Ltd.	514,770	6,748,203
Kyocera Corp.	58,400	5,294,852
Kyowa Hakko Kirin Co. Ltd.	636,279	6,277,024
Mitsubishi Corp.	874,547	16,837,611
Mitsubishi UFJ Financial Group, Inc.	3,268,000	17,683,519
Mitsui & Co. Ltd.	2,537,978	38,041,407
Mitsui Fudosan Co. Ltd. (c)	375,100	9,176,098
MS&AD Insurance Group Holdings	644,714	12,866,540
Murata Manufacturing Co. Ltd.	182,928	10,791,171
Nintendo Co. Ltd.	89,400	9,545,889
Nippon Telegraph & Telephone Corp.	294,230	12,387,957
Nitto Denko Corp.	111,500	5,491,224
Nomura Holdings, Inc.	4,900,600	29,008,065
NTT DoCoMo, Inc.	10,274	14,810,179
Okumura Corp.	1,356,751	5,554,599
Rakuten, Inc.	605,900	4,725,082
Rinnai Corp.	92,023	6,252,398
Rohm Co. Ltd.	147,153	4,810,403
Sekisui Chemical Co. Ltd.	204,000	1,779,635
Shin-Etsu Chemical Co. Ltd.	409,134	24,969,460
Softbank Corp.	60,200	2,205,801
Sony Financial Holdings, Inc.	375,600	6,752,629
Sumitomo Corp.	442,200	5,673,335
Sumitomo Electric Industries Ltd.	474,748	5,487,526
Sumitomo Mitsui Financial Group, Inc.	791,647	28,769,866
Suzuki Motor Corp.	1,124,389	29,423,343
Takeda Pharmaceutical Co., Ltd.	115,100	5,144,394
Terumo Corp.	110,375	4,382,983
Toda Corp.	1,511,896	4,610,070
Tokio Marine Holdings, Inc.	1,104,923	30,782,322
Tokyo Gas Co. Ltd.	3,559,070	16,261,590
Toyota Industries Corp.	568,877	18,161,958
Ube Industries Ltd.	2,911,346	6,993,725
West Japan Railway Co.	145,700	5,740,090
Yahoo! Japan Corp.	16,531	5,352,661
Yamada Denki Co. Ltd. (a)(c)	214,320	8,283,678

		728,232,543
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	662,854	11,931,372
Malaysia — 0.4%
Axiata Group Bhd	8,929,386	19,313,707
British American Tobacco Malaysia Bhd	104,100	2,118,480
IHH Healthcare Bhd (b)	15,993,000	17,715,527
Telekom Malaysia Bhd	3,830,646	7,566,090

		46,713,804
Mexico — 0.3%
America Movil, SAB de CV Series L — ADR	772,667	17,879,514

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico (concluded)
Fomento Economico Mexicano SAB de CV — ADR	56,459	$5,685,421
Macquarie Mexico Real Estate Management SA de C.V. (b)	2,727,800	5,412,846
Mexichem SAB de CV	1,275,800	7,117,113

		36,094,894
Netherlands — 0.7%
ASML Holding NV	212,722	13,642,637
ASML Holding NV — NY Shares	27,104	1,745,769
CNH Global NV	39,071	1,574,170
DE Master Blenders 1753 NV (b)	490,405	5,634,118
ING Groep NV CVA (b)	1,396,219	13,261,263
Koninklijke KPN NV	766,623	3,791,199
Unilever NV CVA	211,190	8,080,891
Unilever NV — NY Shares	76,815	2,942,014
Ziggo NV	579,782	18,948,425

		69,620,486
Norway — 0.1%
Statoil ASA	213,401	5,378,687
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	72,115	4,421,371
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	934,692	3,664,230
Russia — 0.2%
Federal Hydrogenerating Co. — ADR	3,265,472	7,533,444
Federal Hydrogenerating Co. JSC — ADR	8,560	20,317
Novorossiysk Commercial Sea Port — GDR	619,924	4,246,479
Sberbank — ADR	3,980,146	12,407,715

		24,207,955
Singapore — 0.6%
CapitaLand Ltd.	4,860,350	14,960,691
Keppel Corp. Ltd.	1,656,860	15,129,720
Oversea-Chinese Banking Corp.	1,500,800	12,093,420
Raffles Medical Group Ltd.	1,676,800	3,610,421
Singapore Press Holdings Ltd. (a)	777,240	2,573,823
Singapore Telecommunications Ltd.	5,137,630	13,979,636

		62,347,711
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	1,732,096	6,946,773
MTN Group Ltd.	163,170	3,434,517

		10,381,290
South Korea — 1.0%
Cheil Industries, Inc.	51,853	4,583,639
Hyundai Motor Co. (a)	62,487	12,881,322
KT Corp.	33,100	1,100,748
KT Corp. — ADR (b)	204,389	3,421,472
KT&G Corp.	29,540	2,229,486
POSCO	13,869	4,543,351
POSCO — ADR	62,538	5,137,497
Samsung Electronics Co. Ltd.	50,965	73,226,489

		107,124,004

Common Stocks	Shares	Value
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	846,964	$7,869,002
Banco Santander SA	1,558,262	12,664,006
Telefonica SA	413,609	5,599,870

		26,132,878
Sweden — 0.1%
Millicom International Cellular SA	13,717	1,190,648
Svenska Handelsbanken AB, Class A	240,448	8,644,557

		9,835,205
Switzerland — 1.5%
Garmin Ltd. (a)	36,927	1,507,360
Nestle SA, Registered Shares	511,786	33,390,682
Novartis AG, Registered Shares	187,750	11,860,781
Roche Holding AG	168,711	34,110,180
Swisscom AG, Registered Shares	19,879	8,613,839
Syngenta AG, Registered Shares	113,151	45,711,450
TE Connectivity Ltd.	45,178	1,677,007
UBS AG, Registered Shares (b)	632,084	9,891,400
Zurich Insurance Group AG (b)	30,023	8,044,901

		154,807,600
Taiwan — 0.4%
Cheng Shin Rubber Industry Co. Ltd.	2,015,064	5,277,236
Chunghwa Telecom Co. Ltd.	976,311	3,180,424
Chunghwa Telecom Co. Ltd. — ADR (a)	261,391	8,453,385
Far EasTone Telecommunications Co. Ltd.	2,582,988	6,595,340
Taiwan Semiconductor Manufacturing Co. Ltd.	3,428,115	11,466,387
Yulon Motor Co. Ltd.	2,779,000	5,285,140

		40,257,912
Thailand — 0.3%
Bangkok Dusit Medical Services PCL	1,561,300	5,792,989
PTT Global Chemical PCL	5,260,890	12,038,650
PTT PCL	680,092	7,381,188
Siam Commercial Bank PCL	1,457,768	8,649,392

		33,862,219
United Arab Emirates — 0.0%
NMC Health Plc (b)	1,010,600	3,239,202
United Kingdom — 3.5%
Amlin Plc	495,346	3,079,401
Antofagasta Plc	481,693	10,556,275
AstraZeneca Plc	604,871	28,664,657
AstraZeneca Plc — ADR	30,448	1,439,277
BG Group Plc	2,119,724	35,356,562
BHP Billiton Plc	805,695	28,419,665
BP Plc	1,101,633	7,659,552
BP Plc — ADR	337,640	14,059,330
BT Group Plc	4,596,974	17,538,379
Delta Topco Ltd. (b)	14,972,250	8,483,277
Diageo Plc — ADR	140,881	16,423,907
Genel Energy Plc (b)	624,035	8,015,473
GlaxoSmithKline Plc — ADR	31,991	1,390,649
Glencore International Plc (a)	694,779	4,013,618
Guinness Peat Group Plc (b)	6,479,903	3,197,149
HSBC Holdings Plc	3,324,006	35,223,708
Invensys Plc	1,481,002	7,925,652
Lloyds Banking Group Plc (b)	13,731,588	10,942,612
Manchester United Plc Class A (a)(b)	370,000	5,198,500
National Grid Plc	2,006,080	23,008,555

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Polyus Gold International, Ltd. (b)	2,585,202	$8,598,540
Rio Tinto Plc	328,841	19,179,854
Royal Dutch Shell Plc — ADR	174,622	12,040,187
Scottish & Southern Energy Plc	840,090	19,543,939
Shire Plc	520,548	16,012,638
Unilever Plc	135,991	5,286,094
Unilever Plc — ADR	84,910	3,287,715
Vodafone Group Plc	3,225,653	8,119,820
Vodafone Group Plc — ADR	381,715	9,615,401

		372,280,386
United States — 33.0%
3M Co.	158,914	14,755,165
Abbott Laboratories	307,080	20,113,740
Accenture Plc, Class A	24,291	1,615,352
ACE Ltd.	368,772	29,428,006
Activision Blizzard, Inc. (c)	2,235,692	23,743,049
Adobe Systems, Inc. (b)	55,928	2,107,367
The AES Corp.	870,470	9,314,029
Aetna, Inc.	448,906	20,784,348
Agilent Technologies, Inc.	211,021	8,639,200
Alcoa, Inc. (c)	788,572	6,844,805
Allergan, Inc.	238,571	21,884,118
Alliance Data Systems Corp. (b)	14,545	2,105,534
Amdocs Ltd.	50,673	1,722,375
American Capital Agency Corp.	341,658	9,887,583
American Electric Power Co., Inc.	313,619	13,385,259
American Express Co.	377,564	21,702,379
American International Group, Inc. (b)	222,400	7,850,720
American Tower Corp.	235,048	18,162,159
American Water Works Co., Inc.	281,174	10,439,991
Ameriprise Financial, Inc.	20,573	1,288,487
AmerisourceBergen Corp.	231,019	9,975,400
Amgen, Inc.	174,086	15,027,104
Anadarko Petroleum Corp.	164,857	12,250,524
Apache Corp.	117,946	9,258,761
Apple, Inc.	236,848	126,247,089
Applied Materials, Inc.	899,103	10,285,738
Arch Capital Group Ltd. (a)(b)	95,964	4,224,335
AT&T, Inc.	1,601,382	53,982,587
Autoliv, Inc.	14,300	963,677
Axis Capital Holdings Ltd.	32,621	1,129,991
Bank of America Corp.	3,202,517	37,149,197
The Bank of New York Mellon Corp.	1,065,997	27,396,123
BB&T Corp.	359,137	10,454,478
Berkshire Hathaway, Inc., Class B (b)	82,838	7,430,569
The Boeing Co.	289,855	21,843,473
BorgWarner, Inc. (b)	93,189	6,674,196
Bristol-Myers Squibb Co.	474,575	15,466,399
CA, Inc.	56,334	1,238,221
Calpine Corp. (a)(b)	778,527	14,114,695
Capital One Financial Corp.	270,527	15,671,629
Cardinal Health, Inc.	547,523	22,546,997
Celgene Corp. (b)	136,967	10,782,042
CF Industries Holdings, Inc.	29,029	5,897,532
The Charles Schwab Corp.	651,098	9,349,767
Chevron Corp.	13,732	1,484,978
The Chubb Corp.	169,439	12,762,145
Cigna Corp.	198,866	10,631,376
Cisco Systems, Inc.	1,392,186	27,356,455
Citigroup, Inc.	870,149	34,423,094
Citrix Systems, Inc. (b)	87,900	5,779,425

Common Stocks	Shares	Value
United States (continued)
CMS Energy Corp.	308,728	$7,526,789
CNA Financial Corp.	53,918	1,510,243
Coach, Inc.	21,580	1,197,906
Cobalt International Energy, Inc. (a)(b)	461,516	11,334,833
The Coca-Cola Co.	712,020	25,810,725
Colgate-Palmolive Co.	195,130	20,398,890
Comcast Corp., Class A	1,363,278	50,959,332
Computer Sciences Corp.	48,040	1,924,002
ConocoPhillips	21,446	1,243,654
CONSOL Energy, Inc. (c)	722,184	23,182,106
Constellation Brands, Inc., Class A (b)	53,123	1,880,023
Corning, Inc.	2,083,649	26,295,650
Coventry Health Care, Inc.	33,945	1,521,754
Crown Castle International Corp. (b)	109,139	7,875,470
Crown Holdings, Inc. (b)	127,552	4,695,189
Cubist Pharmaceuticals, Inc. (b)	126,167	5,306,584
Cummins, Inc.	70,344	7,621,772
CVS Caremark Corp.	359,743	17,393,574
DaVita, Inc. (b)	91,895	10,157,154
Delphi Automotive Plc (b)	111,200	4,253,400
Devon Energy Corp. (c)	556,472	28,958,803
Diamond Offshore Drilling, Inc.	22,859	1,553,498
Discover Financial Services	414,611	15,983,254
DISH Network Corp., Class A	53,213	1,936,953
Dominion Resources, Inc.	375,071	19,428,678
The Dow Chemical Co.	450,981	14,575,706
Dr. Pepper Snapple Group, Inc.	82,284	3,635,307
Duke Energy Corp.	39,763	2,536,879
E.I. du Pont de Nemours & Co.	311,101	13,990,212
Eastman Chemical Co.	28,485	1,938,404
Electronic Arts, Inc. (b)(c)	1,469,219	21,347,752
EMC Corp. (b)	1,084,452	27,436,636
EOG Resources, Inc.	96,904	11,705,034
Equity Residential	138,900	7,871,463
Expedia, Inc.	32,241	1,981,209
Express Scripts Holding Co. (b)	240,385	12,980,790
Fidelity National Financial, Inc., Class A	267,256	6,293,879
Fidelity National Information Services, Inc.	50,186	1,746,975
FMC Corp.	651,394	38,119,577
Ford Motor Co.	1,571,900	20,356,105
Freeport-McMoRan Copper & Gold, Inc.	107,517	3,677,081
Freescale Semiconductor Ltd. (a)(b)	1,652,819	18,197,537
Fusion-io, Inc. (a)(b)	395,347	9,065,307
General Dynamics Corp.	22,323	1,546,314
General Electric Co.	3,380,679	70,960,452
General Mills, Inc.	367,496	14,850,513
General Motors Co. (b)	764,335	22,035,778
Gilead Sciences, Inc. (b)	160,747	11,806,867
The Goldman Sachs Group, Inc.	232,578	29,667,650
Google, Inc., Class A (b)	62,461	44,307,960
H.J. Heinz Co.	265,197	15,296,563
Halliburton Co.	371,290	12,880,050
HCA Holdings, Inc.	537,522	16,217,039
HealthSouth Corp. (b)	306,701	6,474,458
Helmerich & Payne, Inc.	27,939	1,564,863
Hillshire Brands Co.	407,960	11,479,994
Humana, Inc.	250,051	17,161,000
Intel Corp.	1,960,899	40,453,346
International Game Technology	369,783	5,239,825
International Paper Co.	42,335	1,686,626
Intuit, Inc.	25,003	1,487,679
Johnson & Johnson	593,175	41,581,568

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Johnson Controls, Inc.	196,402	$6,029,541
JPMorgan Chase & Co.	1,216,176	53,475,259
KBR, Inc.	278,411	8,330,057
Kimberly-Clark Corp.	123,692	10,443,316
KLA-Tencor Corp.	26,029	1,243,145
Kohl’s Corp.	239,821	10,307,507
Kraft Foods Group, Inc. (c)	449,914	20,457,590
The Kroger Co.	53,075	1,381,012
L-3 Communications Holdings, Inc.	21,826	1,672,308
Leap Wireless International, Inc. (b)	350,609	2,331,550
Lear Corp.	33,900	1,587,876
Liberty Media Corp. — Liberty Starz (b)	68,527	7,949,817
Life Technologies Corp. (b)	109,368	5,367,781
Lincoln National Corp.	68,755	1,780,755
M&T Bank Corp.	72,717	7,160,443
Macy’s, Inc.	34,126	1,331,597
Marathon Oil Corp. (c)	1,449,261	44,434,342
Marathon Petroleum Corp.	978,794	61,664,022
MasterCard, Inc., Class A	67,409	33,116,694
Mattel, Inc. (c)	400,833	14,678,504
McDermott International, Inc. (a)(b)	521,158	5,743,161
McDonald’s Corp.	311,342	27,463,478
The McGraw-Hill Cos., Inc.	26,871	1,469,038
McKesson Corp.	170,033	16,486,400
Mead Johnson Nutrition Co. (c)	282,048	18,584,143
Medtronic, Inc.	283,852	11,643,609
Merck & Co., Inc.	962,080	39,387,555
MetLife, Inc.	237,596	7,826,412
MetroPCS Communications, Inc. (b)	1,039,867	10,336,278
Mettler-Toledo International, Inc. (a)(b)	35,262	6,816,145
Microsoft Corp.	1,379,166	36,865,107
Mondelez International, Inc., Class A	799,242	20,356,694
Monsanto Co.	186,897	17,689,801
Morgan Stanley	415,963	7,953,213
Motorola Solutions, Inc.	33,052	1,840,335
Murphy Oil Corp. (c)	146,740	8,738,367
Mylan, Inc. (a)(b)	512,879	14,093,915
National Oilwell Varco, Inc.	355,340	24,287,489
Navistar International Corp. (a)(b)	244,244	5,317,192
Newmont Mining Corp.	473,439	21,986,507
NextEra Energy, Inc.	365,843	25,312,677
Northern Trust Corp.	136,755	6,859,631
Occidental Petroleum Corp. (c)	725,764	55,600,780
Onyx Pharmaceuticals, Inc. (a)(b)	69,823	5,273,731
Oracle Corp. (c)	2,526,923	84,197,074
PACCAR, Inc.	190,585	8,616,348
Parker Hannifin Corp.	17,853	1,518,576
PepsiCo, Inc.	469,079	32,099,076
PerkinElmer, Inc.	232,734	7,386,977
Perrigo Co.	77,474	8,059,620
Pfizer, Inc.	2,393,581	60,031,012
Philip Morris International, Inc.	21,150	1,768,986
Phillips 66 (c)	941,081	49,971,401
Platinum Underwriters Holdings Ltd. (a)	62,348	2,868,008
PPG Industries, Inc.	17,065	2,309,748
PPL Corp.	395,163	11,313,517
Praxair, Inc.	55,470	6,071,192
Precision Castparts Corp.	77,347	14,651,069
The Procter & Gamble Co. (c)	695,500	47,217,495
The Progressive Corp.	449,854	9,491,919
Prudential Financial, Inc.	104,748	5,586,211
PulteGroup, Inc. (b)(c)	717,743	13,034,213

Common Stocks		Shares	Value
United States (concluded)
QEP Resources, Inc.		876,531	$26,532,593
QUALCOMM, Inc.		831,821	51,589,538
Red Hat, Inc. (b)		111,016	5,879,407
Reinsurance Group of America, Inc.		19,740	1,056,485
RenaissanceRe Holdings Ltd.		78,617	6,388,417
Rockwell Automation, Inc.		272,170	22,859,558
Ross Stores, Inc.		20,835	1,128,215
SanDisk Corp. (b)(c)		590,828	25,736,468
Schlumberger Ltd.		575,198	39,855,469
Simon Property Group, Inc.		33,498	5,295,699
SM Energy Co.		326,369	17,039,726
Spirit AeroSystems Holdings, Inc., Class A (b)		480,825	8,159,600
The St. Joe Co. (b)		1,900,969	43,874,365
St. Jude Medical, Inc.		190,652	6,890,163
Stancorp Financial Group, Inc.		82,827	3,037,266
State Street Corp.		395,447	18,589,963
Stillwater Mining Co. (a)(b)		356,441	4,555,316
Symantec Corp. (b)		64,827	1,219,396
Thermo Fisher Scientific, Inc.		197,152	12,574,355
TIBCO Software, Inc. (b)		268,450	5,908,585
Tiffany & Co.		290,756	16,671,949
Time Warner Cable, Inc.		202,982	19,727,821
Torchmark Corp.		27,691	1,430,794
The Travelers Cos., Inc.		266,795	19,161,217
Twitter, Inc.		185,489	3,116,215
Twitter, Inc. Series D		650,839	11,064,263
Union Pacific Corp.		245,324	30,842,133
United Parcel Service, Inc., Class B		187,400	13,817,002
United Technologies Corp.		472,639	38,761,124
United Therapeutics Corp. (b)		100,445	5,365,772
UnitedHealth Group, Inc.		574,336	31,151,985
Universal Health Services, Inc., Class B		389,956	18,854,373
Unum Group		65,333	1,360,233
U.S. Bancorp		643,528	20,554,284
Valero Energy Corp.		58,472	1,995,065
Verizon Communications, Inc.		671,980	29,076,575
Vertex Pharmaceuticals, Inc. (a)(b)(c)		144,926	6,078,196
Visa, Inc., Class A		319,347	48,406,618
VMware, Inc., Class A (b)		58,300	5,488,362
Wal-Mart Stores, Inc.		525,020	35,822,115
Waters Corp. (a)(b)		127,353	11,094,993
WellPoint, Inc.		123,564	7,527,519
Wells Fargo & Co.		1,664,033	56,876,648
Western Digital Corp.		40,009	1,699,982
Whiting Petroleum Corp. (b)(c)		462,598	20,062,875
Wyndham Worldwide Corp.		26,437	1,406,713
XL Group Plc		804,212	20,153,553

			3,516,282,476
Total Common Stocks — 59.4%			6,326,530,640

Fixed Income Securities
Corporate Bonds	Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	1,027	451,880

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Australia — 0.2%
Commonwealth Bank of Australia/ New York NY, 1.90%, 9/18/17	USD	6,452	$6,596,667
FMG Resources August 2006 Ltd., 6.00%, 4/01/17 (d)		4,019	4,099,380
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		11,340	10,658,133

			21,354,180
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (d)		7,440	7,923,600
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,840	4,156,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		5,469	6,139,121
Odebrecht Finance, Ltd., 5.13%, 6/26/22 (d)		3,097	3,360,245
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		10,499	9,449,100
Petrobras International Finance Co. — Pifco, 3.50%, 2/06/17		6,301	6,608,155

			37,637,021
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (d)		2,866	3,102,689
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		7,750	7,701,160
Banco Santander Chile, 2.31%, 2/14/14 (d)(e)		6,280	6,204,728
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		7,375	7,431,294

			21,337,182
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (b)(f)	SGD	11,400	93,324
China Milk Products Group Ltd., 0.00%, 1/15/49 (b)(f)	USD	4,800	960,000
China Petroleum & Chemical Corp., Series SINO, 1.06%, 4/24/14 (g)(h)	HKD	20,440	3,148,733

			4,202,057
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (d)	USD	3,261	3,313,991
France — 0.0%
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (d)	EUR	1,035	1,617,179
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG, 5.50%, 1/15/23 (d)	USD	2,964	3,060,330
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (b)(f)	CNY	13,100	21,026
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (d)	USD	6,239	6,620,296
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,661	4,978,806
Wharf Finance 2014 Ltd., 2.30%, 6/07/14	HKD	46,000	6,020,888

			17,641,016

Corporate Bonds	Par (000)		Value
India — 0.2%
ICICI Bank Ltd — Dubai, 4.70%, 2/21/18 (d)	USD	3,247	$3,410,428
REI Agro Ltd.: 5.50%, 11/13/14		2,550	1,836,000
5.50%, 11/13/14 (d)		6,845	5,219,313
Suzlon Energy Ltd.: (b)(f) 0.00%, 10/11/12		5,772	3,838,380
76.53%, 7/25/14 (g)(h)		7,384	4,061,200

			18,365,321
Indonesia — 0.0%
Bumi Investment Property Ltd.: 10.75%, 10/06/17		550	486,750
10.75%, 10/06/17 (d)		3,406	3,014,310

			3,501,060
Ireland — 0.0%
Nara Cable Funding, Ltd., 8.88%, 12/01/18 (d)		1,310	1,313,275
Ono Finance II Plc, 10.88%, 7/15/19 (d)		1,039	992,245

			2,305,520
Luxembourg — 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	1,678	2,491,737
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	8,048	8,872,920
Matterhorn Mobile SA, 6.75%, 5/15/19 (d)	CHF	1,000	1,164,380
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (d)	USD	6,536	6,658,550
TNK-BP Finance SA (d): 7.50%, 7/18/16		2,386	2,761,795
6.63%, 3/20/17		2,848	3,239,600
7.50%, 7/18/16		1,015	1,174,862

			26,363,844
Malaysia — 0.0%
Paka Capital Ltd., 2.43%, 3/12/13 (g)(h)		3,600	3,708,000
Mexico — 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (d)		5,227	5,318,473
Netherlands — 0.6%
Bio City Development Co. BV, 8.00%, 7/06/18 (d)(g)		23,800	23,770,250
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.95%, 11/09/22		3,468	3,551,350
New World Resources NV, 7.88%, 5/01/18	EUR	2,997	4,088,415
Rabobank Nederland, 3.38%, 1/19/17	USD	9,330	10,023,088
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(g)	EUR	13,900	20,078,752

			61,511,855
Singapore — 0.7%
CapitaLand Ltd. (g): 2.10%, 11/15/16	SGD	13,500	11,120,605
3.13%, 3/05/18		10,500	9,251,054
2.95%, 6/20/22		26,500	21,476,812
Keppel Land Ltd., 2.50%, 6/23/13 (g)		5,600	4,607,261

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Singapore (concluded)
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	12,500	$11,187,500
Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (d)		4,999	5,061,063
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (g)	SGD	12,500	10,795,710

			73,500,005
South Korea — 0.2%
Export-Import Bank of Korea, 1.25%, 11/20/15		4,314	4,321,170
Zeus Cayman, 6.44%, 8/19/13 (g)(h)	JPY	1,588,000	17,871,530
Zeus Cayman II, 0.00%, 8/18/16 (g)(h)		422,000	5,241,207

			27,433,907
Spain — 0.1%
Nara Cable Funding, Ltd., 8.88%, 12/01/18 (d)	EUR	4,051	5,427,327
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (d)	USD	6,312	6,721,333
Switzerland — 0.2%
Credit Suisse Group Guernsey V Ltd., Series B, 4.00%, 3/29/13 (g)	CHF	6,740	10,080,856
UBS AG Series BKNT, 5.88%, 12/20/17	USD	4,997	5,947,724

			16,028,580
United Arab Emirates — 0.5%
Dana Gas Sukuk, Ltd., 7.50%, 10/31/13		46,180	37,179,518
Pyrus Ltd. (g): 7.50%, 12/20/15		2,300	2,578,300
7.50%, 12/20/15 (d)		7,200	8,071,200

			47,829,018
United Kingdom — 0.7%
Barclays Bank Plc, 7.63%, 11/21/22		19,590	19,565,513
BAT International Finance Plc, 2.13%, 6/07/17 (d)		6,350	6,506,591
British Telecommunications Plc, 1.43%, 12/20/13 (e)		2,472	2,492,488
Delta Topco Ltd., 10.00%, 11/24/60		11,512	11,733,714
Essar Energy Plc, 4.25%, 2/01/16 (g)		7,700	5,546,310
Lloyds TSB Bank Plc, 13.00% (e)(i)	GBP	11,674	27,523,664

			73,368,280
United States — 2.3%
Ally Financial, Inc., 4.50%, 2/11/14	USD	4,260	4,382,475
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,607	4,655,512
Bank of America Corp., 1.50%, 10/09/15		13,764	13,834,375
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		2,035	2,197,800
Cablevision Systems Corp., 5.88%, 9/15/22		3,890	3,894,862
CCO Holdings LLC, 5.25%, 9/30/22		8,955	9,066,937
Cobalt International Energy, Inc., 2.63%, 12/01/19 (g)		19,650	19,834,219

Corporate Bonds	Par (000)		Value
United States (concluded)
CONSOL Energy, Inc., 8.00%, 4/01/17	USD	9,814	$10,623,655
Cricket Communications, Inc., 7.75%, 10/15/20		3,883	3,960,660
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	356,719
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (g)		2,977	4,670,169
Daimler Finance North America LLC, 1.30%, 7/31/15 (d)		1,808	1,818,495
DaVita, Inc.: 6.38%, 11/01/18		2,988	3,204,630
6.63%, 11/01/20		3,163	3,439,762
DJO Finance LLC, 9.75%, 10/15/17		835	743,150
Electronic Arts, Inc., 0.75%, 7/15/16 (g)		3,720	3,429,375
Ford Motor Credit Co. LLC: 7.00%, 4/15/15		2,123	2,367,226
8.00%, 12/15/16		1,406	1,697,700
6.63%, 8/15/17		2,019	2,359,133
Forest City Enterprises, Inc., 4.25%, 8/15/18 (g)		2,300	2,419,313
General Electric Capital Corp.: 5.63%, 5/01/18		6,277	7,454,151
Series B, 6.25% (e)(i)		9,700	10,563,106
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16		11,399	19,221,564
Hologic, Inc., 2.00%, 12/15/37 (g)(j)		15,004	16,729,460
HSBC USA, Inc., 1.63%, 1/16/18		6,570	6,575,966
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		5,487	6,049,417
7.63%, 6/15/21		1,792	2,038,400
Hyundai Capital America (d):
1.63%, 10/02/15		2,436	2,450,638
2.13%, 10/02/17		3,893	3,920,874
JPMorgan Chase Bank NA, 0.64%, 6/13/16 (e)		8,346	8,113,672
Linn Energy LLC, 7.75%, 2/01/21		4,040	4,302,600
Morgan Stanley:
4.75%, 3/22/17		2,623	2,861,591
4.88%, 11/01/22		1,314	1,360,508
Mylan, Inc., 3.75%, 9/15/15 (g)		9,660	20,533,537
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	694,000
Reliance Holdings USA, Inc. (d):
4.50%, 10/19/20		3,746	3,922,309
5.40%, 2/14/22		1,995	2,231,362
Stillwater Mining Co., Series SWC, 1.75%, 10/15/32 (g)		643	749,497
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,278	5,654,057
Take-Two Interactive Software, Inc. (g):
4.38%, 6/01/14		2,415	2,932,716
1.75%, 12/01/16		9,408	8,949,360
Texas Industries, Inc., 9.25%, 8/15/20		7,402	7,938,645

			244,203,597
Total Corporate Bonds — 6.9%			729,303,645

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 8.75%, 9/20/14	USD	3,710	$3,654,189
Chile — 0.1%
GNL Quintero SA, Term Loan, 1.32%, 6/20/23		7,628	6,583,360
United Kingdom — 0.2%
Delta Debtco, Ltd., Term Loan, 14.00%, 10/30/19		19,179	19,318,048
United States — 0.2%
Hamilton Sundstrand Industrial First Lien Term Loan, 5.00%, 12/13/19		3,895	3,929,265
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		1,557	1,560,491
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		9,933	10,032,138
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16 (k)		7,114	7,309,185

			22,831,079
Total Floating Rate Loan Interests — 0.5%			52,386,676

Foreign Agency Obligations
Australia Government Bond:
5.50%, 12/15/13	AUD	28,290	30,166,826
5.75%, 5/15/21		43,097	53,311,936
5.75%, 7/15/22		12,397	15,521,772
5.50%, 4/21/23		92,284	114,280,001
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	66,385	88,518,043
Series F, 10.00%, 1/01/21		130,279	63,908,396
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	74,349	115,760,566
3.50%, 7/04/19		58,239	90,801,163
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	12,714,211
1.50%, 3/01/17		18,749	18,956,715
3.50%, 6/01/20		14,061	15,971,328
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	61,350	7,961,557
2.03%, 3/18/13		102,350	13,258,180
1.67%, 3/24/14		37,850	4,975,362
3.51%, 12/08/14		96,250	13,225,609
1.69%, 12/22/14		49,550	6,586,148
Malaysia Government Bond:
3.21%, 5/31/13	MYR	64,533	21,115,755
3.46%, 7/31/13		38,171	12,511,313
5.09%, 4/30/14		63,226	21,222,930
Netherlands Government Bond, 1.00%, 2/24/17 (d)	USD	12,526	12,626,400
Poland Government Bond, 3.00%, 8/24/16	PLN	45,491	15,851,415
Switzerland Government Bond:
2.00%, 4/28/21	CHF	4,487	5,577,547
2.00%, 5/25/22		3,206	4,010,047
4.00%, 2/11/23		6,544	9,592,210
Turkey Government Bond:
6.14%, 2/20/13 (h)	TRY	11,903	6,615,545
6.23%, 5/15/13 (h)		27,275	14,944,312
7.50%, 9/24/14		41,496	23,789,923

Foreign Agency Obligations	Par (000)		Value
Foreign Agency Obligations (concluded)
Ukraine Government International Bond, 7.80%, 11/28/22 (d)	USD	5,305	$5,324,894
United Kingdom Gilt, 4.75%, 3/07/20	GBP	72,101	144,635,737
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (d)	USD	3,200	3,720,000
Total Foreign Agency Obligations — 9.1%			967,455,841

Non-Agency Mortgage-Backed Securities — 0.1%
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (d)(e)		13,340	13,312,293

US Government Sponsored Agency Securities — 0.1%
Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/15/43 (l)		6,571	6,885,176

US Treasury Obligations
US Treasury Notes:
2.25%, 3/31/16 (m)		100,153	106,122,490
0.63%, 9/30/17		51,394	51,301,745
1.38%, 9/30/18		54,623	56,150,237
1.00%, 9/30/19		39,024	38,756,008
1.25%, 10/31/19		13,107	13,215,841
3.50%, 5/15/20		168,048	195,106,301
2.63%, 8/15/20 (n)		88,424	97,100,715
2.00%, 11/15/21		15,998	16,604,388
1.75%, 5/15/22		19,258	19,424,904
1.63%, 11/15/22		39,271	38,841,058
Total US Treasury Obligations — 5.9%			632,623,687
Total Fixed Income Securities — 22.6%			2,401,967,318

Investment Companies		Shares
United States — 2.6%
ETFS Gold Trust (b)		256,340	42,337,115
ETFS Palladium Trust (b)		89,760	6,213,187
ETFS Platinum Trust (b)		75,973	11,499,273
iShares Gold Trust (b)(o)		2,310,427	37,590,647
SPDR Gold Shares (b)		1,097,348	177,781,350

			275,421,572
Vietnam — 0.0%
Vinaland Ltd. (b)		137,767	53,040
Total Investment Companies — 2.6%			275,474,612

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(e)(i)	USD	1,464	$1,390,800
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (e)		6,357	6,725,071
Total Capital Trusts — 0.1%			8,115,871

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings Plc, 8.00%		269,500	7,427,420
Royal Bank of Scotland Group Plc:
Series M, 6.40%		176,150	3,979,228
Series Q, 6.75%		91,325	2,100,475
Series T, 7.25%		250,583	5,991,440

			19,498,563
United States — 0.6%
Citigroup, Inc., 5.95% (e)		4,748,000	4,807,350
General Motors Co., Series B, 4.75% (g)		243,123	10,729,018
Health Care REIT, Inc., Series I, 6.50% (g)		132,093	7,554,399
NextEra Energy, Inc., 5.60% (g)		163,146	8,132,828
PPL Corp. (g):
8.75%		128,534	6,906,132
9.50%		144,700	7,569,257
US Bancorp (e):
Series F, 6.50%		236,374	6,769,751
Series G, 6.00%		125,469	3,480,510
United Technologies Corp., 7.50% (g)		89,362	4,978,357
Wells Fargo & Co., Series L, 7.50% (g)		4,370	5,353,250

			66,280,852
Total Preferred Stocks — 0.8%			85,779,415

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (e)		438,422	12,088,117
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)		580,751	15,326,281
Omnicare Capital, Series B, 4.00%, 6/15/33 (g)		87,281	4,187,839
RBS Capital Funding Trust VII, Series G, 6.08% (b)(f)(i)		157,799	3,269,595
Total Trust Preferreds — 0.3%			34,871,832
Total Preferred Securities — 1.2%			128,767,118

Warrants (p)	Shares		Value
Australia — 0.0%
TFS Corp., Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 9/03/13, Strike Price AUD 1.28)		4,195,800	$130,926
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable 10/29/18, 1 Share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00) (a)		37,568	378
Total Warrants — 0.0%			131,304
Total Long-Term Investments (Cost — $8,193,120,495) — 85.8%			9,132,870,992

Short-Term Securities

Foreign Agency Obligations (q)		Par (000)
German Treasury Bill:
(0.08)%, 1/09/13	EUR	6,429	8,486,145
(0.08)%, 1/23/13		6,429	8,486,409
Japan Treasury Discount Bill:
0.10%, 1/16/13	JPY	2,190,000	25,277,481
0.10%, 2/20/13		2,090,000	24,121,057
0.09%, 3/11/13		1,310,000	15,118,263
0.10%, 3/11/13		1,970,000	22,735,098
Mexico Cetes:
4.54%, 3/21/13	MXN	43,195	33,103,107
4.39%, 4/04/13		44,606	34,128,070
Singapore Treasury Bill:
0.20%, 1/10/13	SGD	9,568	7,832,286
0.19%, 1/24/13		25,715	21,048,596
0.22%, 1/31/13		60,245	49,309,547
0.28%, 2/07/13		35,451	29,013,079
Total Foreign Agency Obligations — 2.6%			278,659,138

Money Market Funds		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (o)(r)(s)	USD	72,374	72,374,364
Total Money Market Funds – 0.7%			72,374,364

Time Deposits		Par (000)
Canada — 0.0%
JPMorgan Chase & Co., 0.17%, 1/02/13	CAD	40	40,169
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/02/13	HKD	42	5,402
Total Time Deposits — 0.0%			45,571

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Bills (q):
0.09%, 1/03/13	USD	253,475	$253,473,761
0.08% — 0.11%, 1/10/13		127,800	127,796,783
0.08% — 0.11%, 1/17/13		15,440	15,439,412
0.09% — 0.10%, 1/24/13		53,850	53,846,849
0.08% — 0.10%, 2/14/13		107,500	107,489,981
0.08% — 0.09%, 2/21/13		130,065	130,048,443
0.08%, 2/28/13		13,950	13,948,202
0.07% — 0.10%, 3/07/13		129,920	129,899,334
0.03% — 0.09%, 3/14/13		129,690	129,681,052
0.04% — 0.06%, 3/21/13		192,495	192,480,370
0.02% — 0.04%, 4/04/13		43,250	43,243,080
Total US Treasury Obligations — 11.2%			1,197,347,267
Total Short-Term Securities (Cost — $1,553,024,089) — 14.5%			1,548,426,340

Options Purchased	Value
(Cost — $95,309,447) — 0.6%	$66,749,468
Total Investments Before Options Written (Cost — $9,841,454,031) — 100.9%	10,748,046,800
Options Written (Premiums Received — $29,244,877) — (0.2)%	(24,386,377)
Total Investments, Net of Options Written — 100.7%	10,723,660,423
Liabilities in Excess of Other Assets — (0.7)%	(73,224,594)

Net Assets — 100.0%	$10,650,435,829

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank AG	$6,885,176	$22,588

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	All or a portion of security has been pledged as collateral in connection with swaps.

(o)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,001,683	—		(5,001,683)[1]	—	—	$1,592	—
BlackRock Liquidity Series LLC, Money Market Series	$62,810,683	$9,563,681	[2]	—	$72,374,364	$72,374,364	$460,506	—
iShares Gold Trust	2,238,615	71,812		—	2,310,427	$37,590,647	—	—
iShares Silver Trust[3]	81,751	—		(81,751)	—	—	—	$666,275

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]	No longer held by the Fund as of report date.

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(q)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(r)	Represents the current yield as of report date.

(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
653	CAC 40 Index	Euronext Paris	January 2013	USD	31,391,413	$(230,770)
388	Nikkei 225 Index	Chicago Mercantile	March 2013	USD	23,613,205	1,541,403
(1,606)	S&P 500 E-Mini Index	Chicago Mercantile	March 2013	USD	114,034,030	63,798
(139)	DAX Index	Eurex Mercantile	March 2013	USD	34,944,757	(39,364)
(34)	FTSE 100 Index	Euronext LIFFE	March 2013	USD	3,229,926	29,563
(8)	S&P TSE 60 Index	Montreal Exchange	March 2013	USD	1,144,305	(16,357)
Total						$1,348,273

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	18,381	CAD	18,294	Brown Brothers Harriman & Co.	1/02/13	$(11)
USD	263,632	HKD	2,043,582	Credit Suisse Group AG	1/02/13	(28)
USD	331,286	KRW	355,138,409	Brown Brothers Harriman & Co.	1/02/13	(441)
USD	125,368	MYR	384,191	Brown Brothers Harriman & Co.	1/02/13	(266)
BRL	48,304,410	USD	23,638,077	Deutsche Bank AG	1/03/13	(46,179)
BRL	48,304,410	USD	23,528,695	Deutsche Bank AG	1/03/13	63,203
USD	23,100,000	BRL	48,304,410	Deutsche Bank AG	1/03/13	(491,897)
USD	23,638,077	BRL	48,304,410	Deutsche Bank AG	1/03/13	46,179
USD	20,924	CAD	20,839	Brown Brothers Harriman & Co.	1/03/13	(50)
USD	1,818,627	HKD	14,095,252	Brown Brothers Harriman & Co.	1/03/13	84
USD	764,174	KRW	814,838,474	Brown Brothers Harriman & Co.	1/03/13	3,052
USD	169,456	MYR	518,977	Brown Brothers Harriman & Co.	1/03/13	(255)
JPY	23,224,025	USD	270,616	Deutsche Bank AG	1/04/13	(2,549)
USD	257,021	MYR	784,171	Brown Brothers Harriman & Co.	1/04/13	588
JPY	23,105,361	USD	268,592	Deutsche Bank AG	1/07/13	(1,894)
JPY	14,182,206	USD	164,243	Brown Brothers Harriman & Co.	1/08/13	(543)
USD	7,841,704	EUR	6,429,023	Credit Suisse Group AG	1/09/13	(644,723)
USD	19,632,291	GBP	12,197,000	JPMorgan Chase & Co.	1/10/13	(180,751)
USD	15,692,575	AUD	15,031,203	Deutsche Bank AG	1/11/13	92,689
USD	41,486,540	EUR	31,693,792	Credit Suisse Group AG	1/11/13	(350,558)
USD	42,555,369	GBP	26,423,700	Deutsche Bank AG	1/11/13	(367,684)
USD	27,945,080	JPY	2,190,000,000	UBS AG	1/16/13	2,664,736
USD	20,017,838	EUR	15,402,602	UBS AG	1/17/13	(315,265)
USD	39,955,237	GBP	24,804,900	JPMorgan Chase & Co.	1/17/13	(337,562)
CHF	17,341,588	EUR	14,355,619	UBS AG	1/18/13	14,106
USD	9,049,044	GBP	5,605,900	Deutsche Bank AG	1/18/13	(57,092)
USD	13,268,999	GBP	8,227,000	Goldman Sachs Group, Inc.	1/18/13	(94,810)
USD	7,843,665	EUR	6,429,023	Credit Suisse Group AG	1/23/13	(643,775)
USD	36,651,895	EUR	27,724,790	Credit Suisse Group AG	1/24/13	49,987
USD	20,432,243	SGD	25,715,000	UBS AG	1/24/13	(617,862)
CHF	19,309,723	EUR	15,977,860	Credit Suisse Group AG	1/25/13	26,728
EUR	20,150,000	JPY	2,204,702,175	Barclays Plc	2/01/13	1,150,165
EUR	20,200,000	JPY	2,203,799,800	Deutsche Bank AG	2/01/13	1,226,596
JPY	1,145,837,230	EUR	10,030,000	Barclays Plc	2/01/13	(13,620)
USD	39,592,282	EUR	30,278,588	Deutsche Bank AG	2/01/13	(383,843)
USD	23,425,999	BRL	48,304,410	Deutsche Bank AG	2/04/13	(66,650)
USD	28,573,386	SGD	35,451,000	UBS AG	2/07/13	(445,801)
USD	26,574,778	JPY	2,090,000,000	UBS AG	2/20/13	2,441,939
USD	6,552,043	TRY	11,903,097	Barclays Plc	2/20/13	(77,383)
USD	15,898,058	JPY	1,310,000,000	Deutsche Bank AG	3/11/13	769,453
USD	24,683,624	JPY	1,970,000,000	Deutsche Bank AG	3/11/13	1,932,973
USD	32,305,168	MXN	431,952,400	Credit Suisse Group AG	3/21/13	(873,597)
USD	34,500,797	MXN	446,060,800	Deutsche Bank AG	4/04/13	284,707

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,865,884	TRY	18,117,710	Credit Suisse Group AG	5/15/13	$(117,543)
USD	4,973,909	TRY	9,156,966	Credit Suisse Group AG	5/15/13	(71,867)
	Total					$4,562,686

—	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Murphy Oil Corp.	Call	USD	62.50	1/19/13	2,574	$128,700
Apple, Inc.	Call	USD	635.00	2/16/13	506	206,195
S&P 500 Index	Call	USD	1,520.00	2/16/13	186	32,550
Anadarko Petroleum Corp.	Call	USD	75.00	3/16/13	5,395	2,333,337
Anadarko Petroleum Corp.	Call	USD	80.00	5/18/13	2,584	1,052,980
CONSOL Energy, Inc.	Put	USD	31.00	1/19/13	5,053	336,025
Hess Corp.	Put	USD	47.50	1/19/13	7,579	265,265
S&P 500 Index	Put	USD	1,410.00	1/19/13	505	684,275
Total						$5,039,327

—	Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	18.00	1/16/13	439,500	—	$549,375
Talisman Energy, Inc.	Citigroup, Inc.	Call	USD	13.00	4/19/13	1,031,473	—	249,051
Taiwan Taiex Index	Credit Suisse Group AG	Call	TWD	8,807.55	9/18/13	14,728	—	25,973
Nikkei 225 Index	Bank of America Corp.	Call	JPY	9,600.00	12/13/13	2,921	—	3,777,096
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	9,400.00	12/13/13	2,916	—	4,159,937
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	JPY	9,400.00	12/13/13	2,907	—	4,147,098
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	412	—	238,121
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	1,460	—	843,826
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,617.63	12/13/13	2,763	—	3,541,213
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,354.06	12/13/13	2,920	—	4,258,060
Taiwan Taiex Index	Citigroup, Inc.	Call	TWD	7,249.48	12/18/13	2,114	—	1,195,582
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	7,057.00	12/18/13	1,401	—	940,944
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	8,646.11	12/18/13	49,746	—	114,190
Activision Blizzard, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	789,528	—	7,565
Aetna, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	573,045	—	667,940
Agnico-Eagle Mines, Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	590,560		447,678
Alcoa, Inc.	Goldman Sachs Group, Inc.	Call	USD	15.00	1/17/14	1,426,244	—	102,453
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	700,319	—	72,671
Autozone, Inc.	Goldman Sachs Group, Inc.	Call	USD	550.00	1/17/14	59,851	—	28,168
Bank of America Corp.	Goldman Sachs Group, Inc.	Call	USD	17.00	1/17/14	3,183,581	—	1,193,442
Barrick Gold Corp.	Deutsche Bank AG	Call	USD	80.00	1/17/14	3,183,267	—	156,674
Best Buy Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	1,719,134	—	149,719
Boeing Co.	Goldman Sachs Group, Inc.	Call	USD	110.00	1/17/14	509,373	—	76,671
Boston Scientific Corp.	Goldman Sachs Group, Inc.	Call	USD	10.00	1/17/14	1,438,979	—	133,016
Bristol-Myers Squibb Co.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	1,426,244	—	54,314
Broadcom Corp.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	764,059	—	225,184
Caterpillar, Inc.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	827,731	—	446,608
Cisco Systems, Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	3,183,581	—	364,011
Citigroup, Inc.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	3,183,581	—	7,590,571
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	280,191	—	285,545
Corning, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	1,591,790	—	222,779
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	831,482	—	171,285
EMC Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	2,228,507	—	296,839
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	222,638	—	10,958
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	140,675	—	104,937
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs Group, Inc.	Call	USD	65.00	1/17/14	1,719,134	—	154,894
General Electric Co.	Goldman Sachs Group, Inc.	Call	USD	35.00	1/17/14	3,183,581	—	37,426
Goldcorp, Inc.	Deutsche Bank AG	Call	USD	80.00	1/17/14	1,990,328	—	213,851

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Over-the-counter options purchased as of December 31, 2012 were as follows (concluded):

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	1,718,964	—	$130,478
Halliburton Co.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	1,209,761	—	314,445
Harmony Gold Mining Co., Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	438,425	—	117,097
Hewlett-Packard Co.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	3,183,581	—	302,895
Humana, Inc.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	254,686	—	38,612
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	739,472	—	79,419
Intel Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	3,183,581	—	39,839
International Business Machines Co.	Goldman Sachs Group, Inc.	Call	USD	295.00	1/17/14	331,092	—	12,343
J.C. Penney Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	891,403	—	290,663
JPMorgan Chase & Co.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	3,183,581	—	1,790,207
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	3,183,267	—	316,675
Las Vegas Sands Corp.	Goldman Sachs Group, Inc.	Call	USD	77.25	1/17/14	1,146,089	—	557,640
Lowes Cos.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	2,546,865	—	2,077,203
Marvell Technology Group Ltd.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	1,846,477	—	39,347
Mastercard, Inc.	Goldman Sachs Group, Inc.	Call	USD	660.00	1/17/14	95,507	—	449,357
McDonalds Corp.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	573,045	—	19,984
Microsoft Corp.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	3,183,581	—	166,135
Monster Beverage Corp.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	445,701	—	190,631
NetApp, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	1,044,215	—	331,422
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	471,633	—	143,034
Newmont Mining Corp.	Deutsche Bank AG	Call	USD	90.00	1/17/14	2,546,613	—	666,428
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	435,839	—	45,327
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	795,205	—	17,873
Priceline.com, Inc.	Goldman Sachs Group, Inc.	Call	USD	1,000.00	1/17/14	127,343	—	951,870
Qualcomm, Inc.	Goldman Sachs Group, Inc.	Call	USD	95.00	1/17/14	1,273,432	—	426,947
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	107,340	—	196,143
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	105,773	—	168,499
Safeway, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	764,059	—	186,126
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	69,650	—	30,774
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	454,150	—	36,841
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	194,689	—	69,790
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	798,592	—	1,039,006
Staples, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	2,801,552	—	97,909
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	191,015	—	163,165
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	509,322	—	126,192
UnitedHealth Group, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	636,716	—	98,192
United Technologies Corp.	Goldman Sachs Group, Inc.	Call	USD	120.00	1/17/14	483,904	—	72,300
Visa, Inc.	Goldman Sachs Group, Inc.	Call	USD	190.00	1/17/14	292,889	—	1,275,241
Western Union Co.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	445,701	—	63
Yahoo!, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	2,228,507	—	1,933,972
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,911,514	—	487,239
Yum! Brands, Inc.	Goldman Sachs Group, Inc.	Call	USD	100.00	1/17/14	445,701	—	177,830
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	93.80	3/14/14	157,102	—	2,576,473
Nikkei 225 Index	BNP Paribas SA	Call	JPY	9,685.15	3/14/14	3,009	—	3,987,477
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	781.49	1/18/13	19,301	—	46,506
S&P 500 Index	Goldman Sachs Group, Inc.	Put	USD	1,375.68	1/18/13	18,578	—	127,649
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,373.62	1/18/13	37,211	—	244,501
Russell 2000 Index	BNP Paribas SA	Put	USD	782.61	2/15/13	19,273	—	148,708
S&P 500 Index	Deutsche Bank AG	Put	USD	1,372.24	2/15/13	18,624	—	302,891
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,372.50	3/15/13	18,621	—	428,421
EUR Currency	Credit Suisse Group AG	Put	EUR	1.20	6/03/13	—	EUR 75,999	237,044
KOSPI Index	Citigroup, Inc.	Put	USD	243.53	12/12/13	666	—	679,653
Total								$61,710,141

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

—	Exchange-traded options written as of December 31, 2012 were as follows:

Description	Put/Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Call	USD	12.50	1/19/13	2,732	$(10,928)
Alcoa, Inc.	Call	USD	10.00	1/19/13	7,885	(19,712)
Mattel, Inc.	Call	USD	35.00	1/19/13	854	(153,720)
Murphy Oil Corp.	Call	USD	67.50	1/19/13	2,574	(25,740)
Oracle Corp.	Call	USD	34.00	1/19/13	4,767	(166,845)
Phillips 66	Call	USD	48.00	1/19/13	5,009	(2,654,770)
Sandisk Corp.	Call	USD	45.00	1/19/13	2,502	(211,419)
Valeant Pharmaceuticals International, Inc.	Call	USD	50.00	1/19/13	518	(523,180)
Vertex Pharmaceuticals, Inc.	Call	USD	40.00	1/19/13	1,449	(383,985)
Electronic Arts, Inc.	Call	USD	17.00	3/16/13	3,473	(88,562)
Kraft Foods Group, Inc.	Call	USD	47.50	3/16/13	1,088	(57,120)
Marathon Oil Corp.	Call	USD	67.50	4/20/13	2,583	(671,580)
PulteGroup, Inc.	Call	USD	19.00	4/20/13	2,538	(366,741)
Oracle Corp.	Call	USD	35.00	6/22/13	4,912	(699,960)
The Procter & Gamble Co.	Call	USD	72.50	7/20/13	6,955	(566,833)
CONSOL Energy, Inc.	Put	USD	25.00	1/19/13	10,533	(68,464)
Devon Energy Corp.	Put	USD	50.00	1/19/13	2,523	(133,719)
Mattel, Inc.	Put	USD	25.00	1/19/13	4,066	(20,330)
Murphy Oil Corp.	Put	USD	55.00	1/19/13	779	(21,423)
S&P 500 Index	Put	USD	1,335.00	1/19/13	505	(161,600)
Occidental Petroleum Corp.	Put	USD	70.00	2/16/13	2,527	(222,375)
Total						$(7,229,006)

—	Over-the-counter barrier options written as of December 31, 2012 were as follows:

Description	Counterparty	Strike Price	Barrier Price	Expiration Date	Contracts	Market Value
S&P 500 Index	Goldman Sachs Group, Inc.	USD 1,199.27	USD 1,128.62	1/18/13	18,578	$(3,642)

—	Over-the-counter options written as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	28.00	1/16/13	439,500	—	$(98,888)
Canon Inc.	Deutsche Bank AG	Call	JPY	2,749.56	1/18/13	95,594	—	(665,587)
Mead Johnson Nutrition Co.	Morgan Stanley	Call	USD	100.00	1/18/13	282,048	—	(50,769)
Mitsui Fudosan Co., Ltd.	Citigroup, Inc.	Call	JPY	1,521.73	1/18/13	105,400	—	(727,173)
Yamada Denki Co., Ltd.	Citigroup, Inc.	Call	JPY	4,347.00	1/18/13	41,200	—	(172)
Russell 2000 Index	BNP Paribas SA	Call	USD	854.05	2/15/13	9,637	—	(200,220)
S&P 500 Index	Deutsche Bank AG	Call	USD	1,520.01	2/15/13	18,624	—	(28,696)
EUR Currency	Credit Suisse Group AG	Call	EUR	1.40	6/03/13	—	EUR 75,999	(430,451)
Nikkei 225 Index	Citigroup, Inc.	Call	USD	11,000.00	12/13/13	2,916	—	(1,685,340)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	USD	11,000.00	12/13/13	1,047	—	(605,127)
Nikkei 225 Index	BNP Paribas SA	Call	USD	11,291.35	3/14/14	2,098	—	(1,204,331)
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	111.44	3/14/14	157,102	—	(1,360,503)
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	701.34	1/18/13	19,301	—	(6,634)
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,197.51	1/18/13	37,211	—	(7,060)
Russell 2000 Index	BNP Paribas SA	Put	USD	702.35	2/15/13	19,273	—	(35,879)
S&P 500 Index	Deutsche Bank AG	Put	USD	1,196.31	2/15/13	18,624	—	(35,317)
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,231.73	3/15/13	18,621	—	(134,043)
Whiting Petroleum Corp.	Morgan Stanley	Put	USD	40.00	3/15/13	64,400	—	(111,090)
Nikkei 225 Index	Bank of America Corp.	Put	USD	8,286.96	12/13/13	2,921	—	(731,889)
Nikkei 225 Index	Citigroup, Inc.	Put	USD	8,305.01	12/13/13	2,916	—	(739,500)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Put	USD	9,200.00	12/13/13	2,907	—	(1,318,547)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	USD	8,592.09	12/13/13	2,920	—	(895,574)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	USD	8,808.23	12/13/13	2,763	—	(975,721)
Taiwan Taiex Index	Citigroup, Inc.	Put	TWD	6,524.53	12/18/13	2,114	—	(567,829)
Taiwan Taiex Index	JPMorgan Chase & Co.	Put	TWD	5,758.51	12/18/13	1,401	—	(165,791)
S&P 500 Index	Citigroup, Inc.	Put	USD	1,149.60	12/20/13	11,200	—	(376,187)
Mead Johnson Nutrition Co.	Morgan Stanley	Put	USD	60.00	1/17/14	282,048	—	(1,367,933)
Nikkei 225 Index	BNP Paribas SA	Put	USD	9,300.00	3/14/14	3,009	—	(1,761,605)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Over-the-counter options written as of December 31, 2012 were as follows (concluded):

Description	Counterparty	Put/Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Put	USD	83.58	3/14/14	157,102	—	$(865,632)
Total								$(17,153,488)

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Morgan Stanley	Put	3.15%	Receive	6-month JPY LIBOR	4/30/13	JPY 3,301,281	$(241)

—	Credit default swaps- sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Deutsche Bank AG.	12/20/17	A-	USD	26,281	$(21,993)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	13,184	(10,137)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	13,190	(1,881)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	13,104	14,903
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	26,207	(32,804)
Total							$(51,912)

[1]	Using Standard & Poor’s (“S&P”) rating of the underlying securities of the indexes.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate		Floating Rate	Counterparty/Exchange	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%	[3]	3-Month LIBOR	Deutsche Bank AG	9/14/15	USD	64,834	$(34,420)
0.50%	[3]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/15	USD	65,081	19,329
1.28%	[4]	3-Month LIBOR	UBS AG	6/22/16	USD	29,028	109,970
1.30%	[4]	3-Month LIBOR	Deutsche Bank AG	8/17/16	USD	31,903	107,373
1.35%	[4]	3-Month LIBOR	Deutsche Bank AG	8/24/16	USD	35,881	135,304
1.01%	[4]	3-Month LIBOR	Deutsche Bank AG	9/27/16	USD	259,423	6,278
1.00%	[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/16	USD	259,646	(28,691)
1.55%	[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/17	USD	129,823	(37,584)
1.55%	[4]	3-Month LIBOR	JPMorgan Chase & Co.	10/04/17	USD	130,463	(45,205)
1.24%	[4]	3-Month LIBOR	Deutsche Bank AG	9/14/18	USD	25,933	179,547
1.19%	[4]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/18	USD	26,450	108,274
Total							$520,175

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount (000)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY 434,255,500[5]	Citigroup, Inc.	3/31/14	USD 265	$1,440,822

[5]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$6,563,289	—	—	$6,563,289
Australia	—	$39,620,085	—	39,620,085
Belgium	213,572	4,054,232	—	4,267,804
Brazil	121,948,890	—	—	121,948,890
Canada	271,547,266	—	$4	271,547,270
Chile	4,962,746	—	—	4,962,746
China	7,709,352	55,234,529	—	62,943,881
Denmark	—	5,974,823	—	5,974,823
France	26,434,939	156,040,378	—	182,475,317
Germany	7,112,614	224,990,713	—	232,103,327
Hong Kong	—	27,892,694	—	27,892,694
Indonesia	—	2,986,114	—	2,986,114
Ireland	13,092,185	—	—	13,092,185
Israel	12,143,908	—	—	12,143,908
Italy	—	71,192,082	—	71,192,082
Japan	—	728,232,543	—	728,232,543
Kazakhstan	11,931,372	—	—	11,931,372
Malaysia	7,566,090	39,147,714	—	46,713,804
Mexico	36,094,894	—	—	36,094,894
Netherlands	25,210,378	44,410,108	—	69,620,486
Norway	—	5,378,687	—	5,378,687
Philippines	4,421,371	—	—	4,421,371
Portugal	3,664,230	—	—	3,664,230
Russia	11,779,923	12,428,032	—	24,207,955
Singapore	—	62,347,711	—	62,347,711
South Africa	6,946,773	3,434,517	—	10,381,290
South Korea	10,788,455	96,335,549	—	107,124,004
Spain	—	26,132,878	—	26,132,878
Sweden	—	9,835,205	—	9,835,205
Switzerland	3,184,367	151,623,233	—	154,807,600
Taiwan	8,453,385	31,804,527	—	40,257,912
Thailand	33,862,219	—	—	33,862,219
United Arab Emirates	—	3,239,202	—	3,239,202

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012 (concluded):

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
United Kingdom	$72,053,506	$291,743,603	$8,483,277	$372,280,386
United States	3,497,848,598	4,253,400	14,180,478	3,516,282,476
Corporate Bonds	—	681,504,641	47,799,004	729,303,645
Floating Rate Loan Interests	—	9,143,945	43,242,731	52,386,676
Foreign Agency Obligations	—	967,455,841	—	967,455,841
Non-Agency Mortgage-Backed Securities	—	13,312,293	—	13,312,293
US Government Obligations	—	6,885,176	—	6,885,176
US Treasury Obligations	—	632,623,687	—	632,623,687
Investment Companies	275,474,612	—	—	275,474,612
Preferred Securities	115,843,897	12,923,221	—	128,767,118
Warrants	378	130,926	—	131,304
Short-Term Securities:
Foreign Agency Obligations	—	278,659,138	—	278,659,138
Money Market Funds	—	72,374,364	—	72,374,364
Time Deposits	—	45,571	—	45,571
US Treasury Obligations	—	1,197,347,267	—	1,197,347,267
Options Purchased:
Equity contracts	5,588,702	60,923,722	—	66,512,424
Foreign currency exchange contracts	—	237,044	—	237,044

Total	$4,602,441,911	$6,031,899,395	$113,705,494	$10,748,046,800

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Credit contracts	—	$14,903	—	$14,903
Equity contracts	$1,634,764	1,440,822	—	3,075,586
Foreign currency exchange contracts	—	10,767,185	—	10,767,185
Interest rate contracts	—	666,075	—	666,075
Liabilities:
Credit contracts	—	(66,815)	—	(66,815)
Equity contracts	(7,614,386)	(16,627,790)	—	(24,242,176)
Foreign currency exchange contracts	—	(6,634,950)	—	(6,634,950)
Interest rate contracts	—	(146,141)	—	(146,141)

Total	$(5,979,622)	$(10,586,711)	—	$(16,566,333)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$811,249	—	—	$811,249
Liabilities:
Bank overdraft	—	$(2,511,451)	—	(2,511,451)
Cash received as collateral for swaps and options written	—	(18,505,000)	—	(18,505,000)
Collateral on securities loaned at value	—	(72,374,364)	—	(72,374,364)

Total	$811,249	$(93,390,815)	—	$(92,579,566)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2011	$4,093	$52,469,663	$27,881,456	$80,355,212
Transfers into Level 3[1]	—	8,183,437	—	8,183,437
Transfers out of Level 3[1]	—	(5,493,113)	—	(5,493,113)
Accrued discounts/premiums	—	(114,786)	83,585	(31,201)
Net realized gain (loss)	—	5,077,303	64,351	5,141,654
Net change in unrealized appreciation/depreciation[2]	(761,202)	(6,234,077)	938,618	(6,056,661)
Purchases	23,420,864	15,769,260	25,590,278	64,780,402
Sales	—	(21,858,683)	(11,315,557)	(33,174,240)

Closing Balance, as of December 31, 2012	$22,663,755	$47,799,004	$43,242,731	$113,705,490

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $(2,410,029).

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts
	Assets	Liabilities	Total
Opening Balance, as of December 31, 2011	$9,083,203	$(25,981,538)	$(16,898,335)
Transfers in1	—	—	—
Transfers out[1]	(410,237)	—	(410,237)
Accrued discounts/premium	—	—	—
Net realized gain (loss)	(13,137,554)	(565,517)	(13,703,071)
Net change in unrealized appreciation/depreciation[3]	9,895,463	6,932,574	16,828,037
Purchases	—	—	—
Issues[4]	—	—	—
Sales	(5,430,875)	(162,740)	(5,593,615)
Settlements[5]	—	19,777,221	19,777,221

Closing Balance, as of December 31, 2012	—	—	—

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2012 was $0.

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $69,867,241) (cost—$9,736,497,386)	$10,638,081,789
Investments at value—affiliated (cost—$104,956,645)	109,965,011
Interest receivable	28,758,324
Unrealized appreciation on foreign currency exchange contracts	10,767,185
Dividends receivable	5,140,312
Investments sold receivable	8,765,158
Capital shares sold receivable	7,565,817
Options written receivable	1,597,779
Unrealized appreciation on swaps	2,121,800
Foreign currency at value (cost—$810,692)	811,249
Swaps premiums paid	194,848
Securities lending income receivable—affiliated	28,927
Prepaid expenses	69,417

Total assets	10,813,867,616

Liabilities:
Collateral on securities loaned at value	72,374,364
Bank overdraft	2,511,451
Options written at value (premiums received—$29,244,877)	24,386,377
Investments purchased payable	22,816,381
Cash received as collateral for swaps and options written	18,505,000
Unrealized depreciation on foreign currency exchange contracts	6,204,499
Investment advisory fees payable	5,602,422
Variation margin payable	2,307,168
Capital shares redeemed payable	2,288,481
Distribution fees payable	1,835,163
Unrealized depreciation on swaps	212,715
Swaps payable	156,005
Officer’s and Directors’ fees payable	49,536
Other affiliates payable	22,175
Other accrued expenses payable	4,160,050

Total liabilities	163,431,787

Net Assets	$10,650,435,829

Net Assets Consist of:
Paid-in capital	$9,775,774,861
Distributions in excess of net investment income	(45,893,528)
Accumulated net realized gain	997,508
Net unrealized appreciation/depreciation	919,556,988

Net Assets	$10,650,435,829

Net Asset Value:
Class I—Based on net assets of $1,868,059,172 and 116,036,664 shares outstanding, 200 million shares authorized, $0.10 par value	$16.10

Class II—Based on net assets of $80,236,464 and 4,994,124 shares outstanding, 200 million shares authorized, $0.10 par value	$16.07

Class III—Based on net assets of $8,702,140,193 and 606,962,722 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.34

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$160,724,370
Foreign taxes withheld	(6,799,068)
Dividends—affiliated	1,592
Interest	92,089,795
Securities lending—affiliated—net	460,506

Total income	246,477,195

Expenses:
Investment advisory	64,769,557
Distribution—Class II	70,399
Distribution—Class III	21,055,480
Transfer agent—Class I	906,595
Transfer agent—Class II	64,545
Transfer agent—Class III	10,645,025
Accounting services	2,659,338
Custodian	2,370,223
Registration	430,590
Professional	336,257
Officer and Directors	238,799
Printing	148,202
Miscellaneous	89,554

Total expenses	103,784,564
Less fees waived by manager	(789)
Less transfer agent fees reimbursed—class I	(79,716)
Less transfer agent fees reimbursed—class II	(38,375)
Less transfer agent fees reimbursed—class III	(6,636,396)

Total expenses after fees waived and reimbursed	97,029,288

Net investment income	149,447,907

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	129,863,766
Investments—affiliated	666,275
Financial futures contracts	(30,999,916)
Foreign currency transactions	(10,847,386)
Options written and structured options	35,595,889
Swaps	(37,245)

124,241,383

Net change in unrealized appreciation/depreciation on:
Investments	683,669,552
Financial futures contracts	1,078,809
Foreign currency translations	(5,553,996)
Options written and structured options	6,314,704
Swaps	1,296,065

686,805,134

Total realized and unrealized gain	811,046,517

Net Increase in Net Assets Resulting from Operations	$960,494,424

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$149,447,907	$137,386,540
Net realized gain	124,241,383	239,476,449
Net change in unrealized appreciation/depreciation	686,805,134	(744,324,240)

Net increase (decrease) in net assets resulting from operations	960,494,424	(367,461,251)

Dividends and Distribution to Shareholders From:[1]
Net investment income:
Class I	(28,257,180)	(40,718,447)
Class II	(1,146,196)	(564,052)
Class III	(127,097,251)	(182,962,615)
Net realized gain:
Class I	(5,472,151)	(39,352,619)
Class II	(231,683)	(572,753)
Class III	(28,613,534)	(194,465,359)

Decrease in net assets resulting from dividends and distributions to shareholders	(190,817,995)	(458,635,845)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	413,104,825	2,387,328,653

Net Assets:
Total increase in net assets	1,182,781,254	1,561,231,557
Beginning of year	9,467,654,575	7,906,423,018

End of year	$10,650,435,829	$9,467,654,575

Distribution in excess on net investment income	$(45,893,528)	$(25,248,471)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance:
Net asset value, beginning of year	$14.87	$16.15	$14.92	$12.52	$16.03

Net investment income[2]	0.26	0.28	0.26	0.27	0.27
Net realized and unrealized gain (loss)	1.27	(0.84)	1.24	2.39	(3.39)

Net increase (decrease) from investment operations	1.53	(0.56)	1.50	2.66	(3.12)

Dividends and distributions from:[3]
Net investment income	(0.25)	(0.36)	(0.19)	(0.24)	(0.33)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.30)	(0.72)	(0.27)	(0.26)	(0.39)

Net asset value, end of year	$16.10	$14.87	$16.15	$14.92	$12.52

Total Investment Return:[4]
Based on net asset value	10.28%	(3.49)%	10.05%	21.30%	(19.48)%

Ratios to Average Net Assets:
Total expenses	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed	0.74%	0.69%	0.71%	0.74%	0.80%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.74%	0.69%	0.71%	0.74%	0.80%

Net investment income	1.66%	1.75%	1.75%	1.99%	1.81%

Supplemental Data:
Net assets, end of year (000)	$1,868,059	$1,737,294	$1,403,484	$855,977	$589,326

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance:
Net asset value, beginning of year	$14.85	$16.13	$14.91	$12.53	$16.03

Net investment income[2]	0.23	0.26	0.24	0.24	0.25
Net realized and unrealized gain (loss)	1.28	(0.84)	1.23	2.39	(3.39)

Net increase (decrease) from investment operations	1.51	(0.58)	1.47	2.63	(3.14)

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.34)	(0.17)	(0.22)	(0.30)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.29)	(0.70)	(0.25)	(0.25)	(0.36)

Net asset value, end of year	$16.07	$14.85	$16.13	$14.91	$12.53

Total Investment Return:[4]
Based on net asset value	10.14%	(3.63)%	9.88%	21.05%	(19.57)%

Ratios to Average Net Assets:
Total expenses	0.98%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed	0.90%	0.84%	0.86%	0.89%	0.95%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.90%	0.84%	0.86%	0.89%	0.95%

Net investment income	1.43%	1.60%	1.60%	1.76%	1.69%

Supplemental Data:
Net assets, end of year (000)	$80,236	$25,768	$19,019	$7,843	$1,544

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance:
Net asset value, beginning of year	$13.28	$14.49	$13.42	$11.30	$14.53

Net investment income[2]	0.20	0.22	0.20	0.21	0.21
Net realized and unrealized gain (loss)	1.12	(0.74)	1.10	2.15	(3.07)

Net increase (decrease) from investment operations	1.32	(0.52)	1.30	2.36	(2.86)

Dividends and distributions from:[3]
Net investment income	(0.21)	(0.33)	(0.15)	(0.22)	(0.31)
Net realized gain	(0.05)	(0.36)	(0.08)	—	(0.06)
Tax return of capital	—	—	—	(0.02)	—

Total dividends and distributions	(0.26)	(0.69)	(0.23)	(0.24)	(0.37)

Net asset value, end of year	$14.34	$13.28	$14.49	$13.42	$11.30

Total Investment Return:[4]
Based on net asset value	9.97%	(3.64)%	9.76%	20.92%	(19.67)%

Ratios to Average Net Assets:
Total expenses	1.07%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed	0.99%	0.94%	0.96%	0.99%	1.03%

Total expenses after fees waived and reimbursed and excluding dividend expense	0.99%	0.94%	0.96%	0.99%	1.03%

Net investment income	1.41%	1.50%	1.50%	1.75%	1.66%

Supplemental Data:
Net assets, end of year (000)	$8,702,140	$7,704,593	$6,483,920	$4,547,181	$1,820,988

Portfolio turnover	49%	31%	28%	26%	31%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Notes to Consolidated Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland Corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for the BlackRock Global Allocation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation:    The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund V.I. I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the

“Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially , those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends (or interest) received on the security sold short, which is shown as dividend (or interest) expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)

require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the consolidated financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for consolidated financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally-cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

—	Cross-currency swaps—The Fund enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Unrealized appreciation on swaps	$14,903

Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value—unaffiliated[2]	69,588,010

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value—unaffiliated[2]	11,004,229

Interest rate contracts	Unrealized appreciation on swaps	666,075
Total		$81,273,217

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

	Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Unrealized depreciation on swaps	$66,815

Equity contracts	Net unrealized appreciation/ depreciation[1]; Options written at value;	24,242,176

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	6,634,950

Interest rate contracts	Unrealized depreciation on swaps; Options written at value	146,141
Total		$31,090,082

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Credit contracts:
Swaps	$(4,378,697)
Equity contracts:
Financial futures contracts	(31,001,752)
Options[3]	(46,781,233)
Swaps	954,937
Foreign currency exchange contracts:
Foreign currency transactions	(9,819,520)
Options[3]	(1,895,895)
Swaps	(2,155)
Interest rate contracts:
Financial futures contracts	1,836
Options[3]	(16,612)
Swaps	3,388,670

Total	$(89,550,421)

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$(51,912)
Equity contracts:
Financial futures contracts	1,078,809
Options[3]	(2,878,232)
Swaps	1,244,360
Foreign currency exchange contracts:
Foreign currency translations	723,444
Options[3]	(2,785,537)
Swaps	(15,375)
Interest rate contracts:
Options[3]	122,339
Swaps	118,992

Total	$(2,443,112)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	709
Average number of contracts sold	1,035
Average notional value of contracts purchased	$36,642,711
Average notional value of contracts sold	$101,379,973
Foreign currency contracts:
Average number of contracts—US dollars purchased	58
Average number of contracts—US dollars sold	20
Average US dollar amounts purchased	$742,348,990
Average US dollar amounts sold	$246,461,753
Options:
Average number of option contracts purchased	44,109,736
Average number of option contracts written	3,140,895
Average notional value of option contracts purchased	$3,089,424,767
Average notional value of option contracts written	$951,657,538
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$20,296,141
Average notional value of swaption contracts written	$40,398,153
Structured Options:
Average number of units	29,155
Average notional value	$8,514,030
Credit default swaps:
Average number of contracts—buy protection	1
Average number of contracts—sell protection	1
Average notional value—buy protection	$21,994,876
Average notional value—sell protection	$22,991,193
Interest rate swaps:
Average number of contracts—pays fixed rate	1
Average number of contracts—receives fixed rate	7
Average notional value—pays fixed rate	$64,957,450
Average notional value—receives fixed rate	$639,483,390
Total return swaps:
Average number of contracts	2
Average notional value	$8,415,174

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion—$8 Billion	0.61%
$8 Billion—$10 Billion	0.59%
$10 Billion—$15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by manager in the Consolidated Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $106,627 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed—class specific in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

securities lending—affiliated—net in the Consolidated Statement of Operations. For the year ended December 31, 2012, BIM received $241,166 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2012, were $3,646,786,220 and $3,686,392,334, respectively.

Purchases and sales of US government securities were $677,061,888 and $816,712,188, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	2,436,797	—	$20,863,171
Options written	4,665,725	EUR 126,479,000	39,192,806
Options exercised	(115,810)	—	(3,337,149)
Options expired	(2,085,750)	—	(5,041,396)
Options closed	(3,695,957)	(50,480,000)	(39,882,830)

Outstanding options, end of year	1,205,005	EUR 75,999,000	11,794,602

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period.	4,434,084	JPY 3,301,281,000	$18,870,809
Options written	2,962,267	—	61,450,217
Options exercised	(6,480)	—	(659,648)
Options expired	(2,397,625)	—	(10,507,445)
Options closed	(4,304,004)	—	(51,703,658)

Outstanding options, end of period	688,242	JPY 3,301,281,000	$17,450,275

As of December 31, 2012, the value of portfolio securities subject to cover call options written was $203,320,420.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, the reclassification of distributions, income recognized from pass-through entities, the use of equalization and the investment in a wholly owned subsidiary were reclassified to the following accounts:

Paid-in capital	$13,733,192
Distributions in excess of net investment income	$(13,592,337)
Accumulated net realized gain	$(140,855)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income[1]	$170,233,819	$255,307,389
Long-term capital gains	34,317,368	203,328,456

Total	$204,551,187	$458,635,845

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$2,760,540
Undistributed long-term capital gains	77,346,273
Net unrealized gains[2]	797,839,654
Qualified late-year losses[3]	(3,285,499)

Total	$874,660,968

[2]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies, the investment in a wholly owned subsidiary and the timing of expense recognition.

[3]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,907,647,768

Gross unrealized appreciation	$1,189,895,409
Gross unrealized depreciation	(349,496,377)

Net unrealized appreciation	$840,399,032

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Agency Obligations	11%
Oil, Gas, & Consumable Fuels	8
US Treasury Obligations	7
Commercial Banks	6
Capital Markets	5
Other[1]	63
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	6,162,167	$96,948,867	30,207,326	$492,191,630
Shares issued in reinvestment of dividends and distributions	2,113,570	33,729,331	5,337,397	80,071,066
Shares redeemed	(9,055,943)	(142,658,760)	(5,649,450)	(90,812,935)

Net increase (decrease)	(780,206)	$(11,980,562)	29,895,273	$481,449,761

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class II	Shares	Amount	Shares	Amount

Shares sold	4,625,928	$72,278,697	845,732	$13,617,451
Shares issued in reinvestment of dividends and distributions	86,501	1,377,879	75,912	1,136,806
Shares redeemed	(1,453,057)	(22,884,125)	(366,001)	(5,877,067)

Net increase	3,259,372	$50,772,451	555,643	$8,877,190

Class II
Shares sold	70,512,001	$990,296,795	157,222,916	$2,279,604,233
Shares issued in reinvestment of dividends and distributions	10,951,280	155,710,785	28,175,267	377,427,973
Shares redeemed	(54,840,077)	(771,694,644)	(52,402,350)	(760,030,504)

Net increase	26,623,204	$374,312,936	132,995,833	$1,897,001,702

Total Net Increase	29,102,370	$413,104,825	163,446,749	$2,387,328,653

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	43

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated for each of the three years in the period then ended). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended (consolidated for each of the three years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Global Opportunities V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

—	Detracting from Fund performance relative to the benchmark index was stock selection in financials, health care and information technology (“IT”). In financials, despite strong absolute results, the Fund’s holdings in the diversified banks space weren’t able to keep pace with riskier benchmark constituents that were primary beneficiaries of increasingly positive monetary policy actions throughout the period. Additionally, positioning in diversified financial services hurt relative returns as macro risks in Europe and the politicization of financial markets dampened hopes for an uptick in capital markets activity. In health care, stock selection in biotechnology and an overweight to pharmaceuticals had a negative impact, while in the IT sector, stock selection among computer hardware and semiconductor names hampered returns for the period.

—	The Fund benefited from stock selection in the consumer segments and materials. In consumer staples, the Fund’s positions in brewers and soft drinks delivered particularly strong returns, highlighted by holdings in Anheuser-Busch InBev NV and Grupo Modelo SA de CV as both stocks rose on the announcement that Anheuser-Busch InBev NV would acquire Grupo Modelo SA de CV. Within the consumer discretionary sector, holdings of cable & satellite names were strong performers as they have been able to deliver consistent economic returns in excess of their cost of capital. Additionally, the Fund’s holdings within household durables and other consumer-related areas benefited from the recovery in US housing. Lastly, the Fund’s stock selections in the materials sector outpaced comparative benchmark index constituents. This was most evident within diversified chemicals, paper products and precious metals & minerals. The Fund’s holdings in these particular segments have benefited from a number of factors including a significant and sustainable feedstock cost advantage for US chemical producers due to structurally low domestic natural gas prices. The continued expansion of the middle class in emerging markets has also benefited these companies.

Describe recent portfolio activity.

—	During the 12-month period, the Fund’s strategy led to an increased level of concentration and larger position sizes. From a bottom-up perspective, the key tenets behind these adjustments focused on identifying companies with strong industry leadership and high free cash flow generation that traded at reasonable discounts to fair value. As a result, the number of holdings dropped from 165 at the start of 2012 to 131 by period end. At the sector level, trading activity resulted in increases predominately to the Fund’s industrials, financials and materials allocations, which from a regional perspective led to higher weightings in developed Europe. These allocation shifts were funded by primarily by reductions in telecommunication services, consumer staples and energy.

Describe portfolio positioning at period end.

—	At period end, the Fund’s positioning reflected a positive, yet conservative, outlook for the world economy as well as expectations for continued market volatility and strong demand for higher-quality equities despite recent historically high valuation spreads on those stocks. At period end, the headwinds for global economic growth may be significant, and thus, the Fund’s holdings were carefully diversified across defensive and cyclical exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	10.65%	14.53%	(3.92)%	9.24%
Class III Shares[4]	10.57	14.28	(4.15)[6]	8.98	[6]
MSCI All Country World Index	9.91	16.13	(1.16)	8.11

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Information as of December 31, 2012

Geographic Allocation	Percent of Long-Term Investments
United States	42%
United Kingdom	12
Japan	6
France	5
Switzerland	5
Germany	4
Sweden	3
Mexico	3
Hong Kong	3
Australia	2
Indonesia	2
Ireland	2
Italy	1
China	1
Canada	1
Norway	1
Cayman Islands	1
India	1
Other[1]	5

[1]	Other includes a 1% or less investment in each of the following countries: Taiwan, Belgium, Spain, South Korea, Thailand and Argentina.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]
Class I	$1,000.00	$1,107.30	$5.40	$1,000.00	$1,020.01	$5.18	1.02%
Class III	$1,000.00	$1,105.70	$6.67	$1,000.00	$1,018.80	$6.39	1.26%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.4%
Arcos Dorados Holdings, Inc., Class A	13,400	$160,264
Australia — 2.4%
Australia & New Zealand Banking Group Ltd.	6,700	176,454
BHP Billiton Ltd.	6,300	245,955
BHP Billiton, Ltd. — ADR	4,700	368,668
CSL Ltd.	2,582	145,772
PanAust Ltd. (a)	33,500	119,146

		1,055,995
Belgium — 0.9%
Anheuser-Busch InBev NV	4,542	395,538
Canada — 1.1%
Detour Gold Corp. (a)	9,600	240,217
Saputo, Inc.	4,700	237,717

		477,934
Cayman Islands — 1.0%
Eurasia Drilling Co., Ltd. — GDR	12,600	449,820
China — 1.2%
China Construction Bank Corp., Class H	654,400	534,783
France — 5.1%
Arkema	448	47,039
AXA SA	21,300	382,458
BNP Paribas SA	4,940	281,235
Danone SA	5,100	335,948
LVMH Moet Hennessy Louis Vuitton SA	1,300	239,924
Sanofi	5,500	521,564
Technip SA	3,800	439,417

		2,247,585
Germany — 3.7%
Deutsche Bank AG, Registered Shares	8,200	360,757
Deutsche Lufthansa AG, Registered Shares	18,200	344,058
GSW Immobilien AG	2,200	93,206
SAP AG — ADR	4,500	361,710
Volkswagen AG, Preference Shares	2,000	458,898

		1,618,629
Hong Kong — 2.6%
AIA Group Ltd.	144,600	573,532
Cheung Kong Holdings Ltd.	14,000	217,831
Wharf Holdings Ltd.	43,600	347,480

		1,138,843
India — 1.0%
ICICI Bank Ltd.	11,800	246,940
Jubilant Foodworks Ltd. (a)	8,034	190,692

		437,632

Common Stocks	Shares	Value
Indonesia — 2.0%
Alam Sutera Realty Tbk PT	2,627,000	$164,384
Bank Mandiri Persero Tbk PT	401,000	338,730
Global Mediacom Tbk PT	826,000	206,441
Tower Bersama Infrastructure Tbk PT	279,700	165,566

		875,121
Ireland — 2.0%
Eaton Corp. Plc	6,400	346,880
Ingersoll-Rand Plc	10,900	522,764

		869,644
Italy — 1.3%
Eni SpA	23,600	578,141
Japan — 5.6%
Dena Co. Ltd.	4,600	150,900
Hino Motors Ltd.	30,200	272,972
Honda Motor Co. Ltd.	12,800	474,043
ORIX Corp.	3,400	384,058
Softbank Corp.	10,600	388,397
Tokio Marine Holdings, Inc.	13,600	378,886
Toyota Motor Corp.	5,800	270,837
Yahoo! Japan Corp.	499	161,574

		2,481,667
Mexico — 1.9%
Fomento Economico Mexicano SAB de CV — ADR	2,600	261,820
Fresnillo Plc	8,700	266,842
Grupo Mexico SA de CV	86,400	312,479

		841,141
Norway — 1.0%
Subsea 7 SA	19,246	462,526
South Korea — 0.7%
Samsung Electronics Co. Ltd.	225	323,280
Spain — 0.8%
Iberdrola SA	66,100	369,149
Sweden — 3.0%
Electrolux AB, Class B	5,615	148,317
Svenska Cellulosa AB, — B Shares	28,746	625,013
Volvo AB, Class B	40,688	561,052

		1,334,382
Switzerland — 4.9%
GAM Holding AG (a)	33,000	449,029
Novartis AG, Registered Shares	5,000	315,866
Partners Group Holding AG	1,800	416,123
Roche Holding AG	2,600	525,671
UBS AG, Registered Shares (a)	27,800	435,039

		2,141,728

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipts

HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican New Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan — 1.0%
First Financial Holding Co. Ltd.	346,259	$212,146
MediaTek, Inc.	19,000	212,555

		424,701
Thailand — 0.6%
Bangkok Bank PCL	44,500	286,106
United Kingdom — 11.5%
Afren Plc (a)	146,900	318,771
Antofagasta Plc	29,145	638,711
APR Energy Plc (a)(b)	16,360	215,080
Aveva Group Plc	6,800	244,021
Babcock International Group Plc	7,400	116,809
Barclays Plc	83,100	360,985
British American Tobacco Plc	9,500	482,932
Diageo Plc	11,300	329,131
Direct Line Insurance Group Plc	78,298	275,242
HSBC Holdings Plc	37,325	395,524
National Grid Plc	38,400	440,426
Tullow Oil Plc	21,900	456,558
Unilever Plc	11,300	439,241
Vodafone Group Plc — ADR	13,600	342,584

		5,056,015
United States — 42.3%
Air Products & Chemicals, Inc.	2,500	210,050
Apple, Inc.	430	229,203
Bank of America Corp.	56,000	649,600
Baxter International, Inc.	3,500	233,310
Becton Dickinson & Co.	4,100	320,579
Biogen Idec, Inc. (a)	1,400	205,338
Cabot Oil & Gas Corp.	5,800	288,492
Cameron International Corp. (a)	3,900	220,194
Cardinal Health, Inc.	4,800	197,664
Celgene Corp. (a)	4,395	345,974
Citigroup, Inc.	12,840	507,951
Comcast Corp., Class A	10,900	407,442
ConAgra Foods, Inc.	15,300	451,350
Costco Wholesale Corp.	3,600	355,572
Crown Holdings, Inc. (a)	7,600	279,756
CSX Corp.	15,200	299,896
DIRECTV (a)	4,400	220,704
Dominion Resources, Inc.	5,600	290,080
Eastman Chemical Co.	6,000	408,300
eBay, Inc. (a)	8,900	454,078
Eli Lilly & Co.	10,000	493,200
Express Scripts Holding Co. (a)	4,300	232,200
Exxon Mobil Corp. (c)	5,100	441,405
Facebook, Inc. (a)	11,500	306,245
Federal Realty Investment Trust	1,900	197,638
FedEx Corp.	3,700	339,364
The Gap, Inc.	5,600	173,824
Georgia Gulf Corp.	4,800	198,144
Google, Inc., Class A (a)	800	567,496

Common Stocks	Shares	Value
United States (concluded)
The Hain Celestial Group, Inc. (a)	2,630	$142,599
Hertz Global Holdings, Inc. (a)	13,800	224,526
International Business Machines Corp.	1,000	191,550
International Paper Co.	7,600	302,784
JPMorgan Chase & Co.	10,600	466,082
Kraft Foods Group, Inc.	10,500	477,435
Las Vegas Sands Corp.	5,800	267,728
Liberty Global, Inc., Class A (a)	4,500	283,455
Linear Technology Corp.	5,781	198,288
Lowe’s Cos., Inc.	9,400	333,888
Monsanto Co.	4,900	463,785
National Oilwell Varco, Inc.	5,200	355,420
NIKE, Inc., Class B	4,200	216,720
Oracle Corp.	12,400	413,168
Owens Corning, Inc. (a)	13,900	514,161
Perrigo Co.	1,300	135,239
Pfizer, Inc.	24,600	616,968
Rockwell Automation, Inc.	4,400	369,556
Rowan Cos. Plc, Class A (a)	11,400	356,478
SanDisk Corp. (a)	7,193	313,327
Smithfield Foods, Inc. (a)	10,600	228,642
Time Warner, Inc.	9,200	440,036
United Rentals, Inc. (a)	9,835	447,689
Visa, Inc., Class A	2,900	439,582
Weyerhaeuser Co.	4,484	124,745
Whirlpool Corp.	3,400	345,950
WisdomTree Investments, Inc. (a)	25,300	154,836
Xilinx, Inc.	9,700	348,230

		18,697,916
Total Long-Term Investments (Cost — $39,180,016) — 98.0%		43,258,540

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (d)(e)	718,199	718,199

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (d)(e)(f)	$218	217,967
Total Short-Term Securities (Cost — $936,166) — 2.1%		936,166
Total Investments (Cost — $40,116,182) — 100.1%		44,194,706
Liabilities in Excess of Other Assets — (0.1)%		(41,745)

Net Assets — 100.0%		$44,152,961

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been pledged as collateral in connection with options written.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,242,262	(524,063)	718,199	$1,041
BlackRock Liquidity Series LLC, Money Market Series	$102,965	$115,002	$217,967	$1,543

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities. The fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	307,000	USD	316,371	Citigroup Inc.	1/16/13	$2,125
AUD	449,000	USD	456,404	Citigroup Inc.	1/16/13	9,411
CAD	171,000	USD	173,680	Citigroup Inc.	1/16/13	(1,816)
CAD	200,000	USD	200,406	Citigroup Inc.	1/16/13	604
CAD	1,187,000	USD	1,209,521	UBS AG	1/16/13	(16,527)
CHF	626,948	USD	671,519	Citigroup Inc.	1/16/13	14,101
CHF	54,585	USD	59,498	UBS AG	1/16/13	196
CHF	34,778	USD	36,695	UBS AG	1/16/13	1,338
DKK	1,036,763	USD	180,012	Royal Bank of Scotland Group Plc	1/16/13	3,445
EUR	40,000	USD	50,910	Bank of New York Mellon Corp.	1/16/13	1,894
EUR	91,289	USD	120,488	Citigroup Inc.	1/16/13	23
EUR	32,000	USD	41,564	Citigroup Inc.	1/16/13	679
EUR	170,000	USD	216,322	Citigroup Inc.	1/16/13	8,094
EUR	204,000	USD	263,994	UBS AG	1/16/13	5,306
EUR	452,000	USD	589,380	UBS AG	1/16/13	7,303
GBP	29,000	USD	46,312	Citigroup Inc.	1/16/13	795
GBP	110,000	USD	177,292	Citigroup Inc.	1/16/13	1,391
GBP	84,000	USD	134,036	Citigroup Inc.	1/16/13	2,413
GBP	113,000	USD	182,505	Royal Bank of Scotland Group Plc	1/16/13	1,051
GBP	55,000	USD	88,651	UBS AG	1/16/13	690
GBP	107,000	USD	171,366	UBS AG	1/16/13	2,444
HKD	889,000	USD	114,722	Citigroup Inc.	1/16/13	(19)
HKD	520,000	USD	67,097	Citigroup Inc.	1/16/13	(4)
JPY	110,226,000	USD	1,405,164	Citigroup Inc.	1/16/13	(132,766)
JPY	4,919,000	USD	62,102	Royal Bank of Scotland Group Plc	1/16/13	(5,319)
JPY	23,187,000	USD	292,719	UBS AG	1/16/13	(25,059)
MXN	3,488,620	USD	268,349	Citigroup Inc.	1/16/13	1,229
NOK	1,072,097	USD	191,566	Citigroup Inc.	1/16/13	1,244
NOK	913,000	USD	159,084	Royal Bank of Scotland Group Plc	1/16/13	5,114
NOK	2,137,000	USD	384,036	UBS AG	1/16/13	291
NOK	910,000	USD	159,881	UBS AG	1/16/13	3,777
SEK	139,000	USD	20,863	Bank of New York Mellon Corp.	1/16/13	505
SEK	380,000	USD	57,204	UBS AG	1/16/13	1,212
SGD	512,000	USD	419,161	UBS AG	1/16/13	(34)
USD	51,008	AUD	50,000	UBS AG	1/16/13	(864)
USD	206,750	CAD	205,000	UBS AG	1/16/13	715
USD	247,912	CHF	231,149	Citigroup Inc.	1/16/13	(4,869)
USD	100,037	CHF	93,999	Citigroup Inc.	1/16/13	(2,758)
USD	110,730	CHF	102,000	Citigroup Inc.	1/16/13	(816)
USD	9,592	CHF	9,041	Citigroup Inc.	1/16/13	(294)
USD	347,918	CHF	329,400	UBS AG	1/16/13	(12,309)
USD	144,095	CHF	135,610	UBS AG	1/16/13	(4,206)
USD	218,712	CHF	203,652	UBS AG	1/16/13	(3,999)
USD	129,992	CHF	120,485	UBS AG	1/16/13	(1,768)
USD	32,722	CHF	30,694	UBS AG	1/16/13	(844)
USD	33,388	EUR	26,000	Citigroup Inc.	1/16/13	(934)
USD	2,915,394	EUR	2,251,000	Deutsche Bank AG	1/16/13	(56,144)
USD	108,849	EUR	83,000	UBS AG	1/16/13	(719)
USD	123,462	GBP	77,000	Citigroup Inc.	1/16/13	(1,616)
USD	118,725	GBP	74,000	Citigroup Inc.	1/16/13	(1,480)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	72,607	GBP	45,000	Citigroup Inc.	1/16/13	$(490)
USD	33,517	GBP	20,832	Deutsche Bank AG	1/16/13	(323)
USD	412,361	GBP	257,000	UBS AG	1/16/13	(5,108)
USD	140,652	GBP	88,000	UBS AG	1/16/13	(2,295)
USD	207,351	GBP	129,000	UBS AG	1/16/13	(2,196)
USD	112,192	GBP	70,000	UBS AG	1/16/13	(1,516)
USD	115,772	GBP	72,000	UBS AG	1/16/13	(1,184)
USD	73,844	GBP	46,000	UBS AG	1/16/13	(878)
USD	83,715	GBP	52,000	UBS AG	1/16/13	(754)
USD	106,498	GBP	66,000	UBS AG	1/16/13	(712)
USD	27,254	GBP	17,000	UBS AG	1/16/13	(360)
USD	15,904	GBP	10,000	UBS AG	1/16/13	(340)
USD	147,480	HKD	1,142,923	Citigroup Inc.	1/16/13	14
USD	52,754	HKD	409,000	Credit Suisse Group AG	1/16/13	(17)
USD	81,665	HKD	633,000	Royal Bank of Scotland Group Plc	1/16/13	(8)
USD	48,649	HKD	377,000	Royal Bank of Scotland Group Plc	1/16/13	6
USD	47,618	HKD	369,000	Royal Bank of Scotland Group Plc	1/16/13	7
USD	48,134	HKD	373,000	Royal Bank of Scotland Group Plc	1/16/13	8
USD	92,131	HKD	714,000	UBS AG	1/16/13	7
USD	122,969	HKD	953,000	UBS AG	1/16/13	8
USD	59,102	HKD	458,000	UBS AG	1/16/13	8
USD	279,818	JPY	23,639,000	Citigroup Inc.	1/16/13	6,940
USD	353,396	JPY	29,719,792	Citigroup Inc.	1/16/13	10,325
USD	811,610	JPY	65,955,500	Citigroup Inc.	1/16/13	50,250
USD	80,460	JPY	6,421,000	UBS AG	1/16/13	6,338
USD	166,284	JPY	13,649,000	UBS AG	1/16/13	8,727
USD	108,237	MXN	1,410,000	Citigroup Inc.	1/16/13	(719)
USD	112,289	MXN	1,456,000	Citigroup Inc.	1/16/13	(221)
USD	58,114	MXN	754,000	Citigroup Inc.	1/16/13	(150)
USD	1,394,543	NOK	7,986,000	UBS AG	1/16/13	(41,692)
USD	160,471	SEK	1,071,000	Citigroup Inc.	1/16/13	(4,168)
USD	478,750	SEK	3,214,000	Credit Suisse Group AG	1/16/13	(15,322)
USD	67,800	SEK	455,000	Royal Bank of Scotland Group Plc	1/16/13	(2,145)
USD	91,762	SEK	611,000	UBS AG	1/16/13	(2,164)
USD	154,774	SGD	190,000	Credit Suisse Group AG	1/16/13	(761)
	Total					$(198,659)

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$160,264	—	—	$160,264
Australia	368,668	$687,327	—	1,055,995
Belgium	—	395,538	—	395,538
Canada	477,934	—	—	477,934
Cayman Islands	449,820	—	—	449,820
China	—	534,783	—	534,783
France	335,948	1,911,637	—	2,247,585
Germany	361,710	1,256,919	—	1,618,629
Hong Kong	—	1,138,843	—	1,138,843
India	—	437,632	—	437,632
Indonesia	—	875,121	—	875,121
Ireland	869,644	—	—	869,644
Italy	—	578,141	—	578,141
Japan	150,900	2,330,767	—	2,481,667
Mexico	574,299	266,842	—	841,141
Norway	—	462,526	—	462,526
South Korea	—	323,280	—	323,280
Spain	—	369,149	—	369,149
Sweden	—	1,334,382	—	1,334,382
Switzerland	—	2,141,728	—	2,141,728
Taiwan	—	424,701	—	424,701
Thailand	—	286,106	—	286,106
United Kingdom	617,826	4,438,189	—	5,056,015
United States	18,697,916	—	—	18,697,916
Short-Term Securities	718,199	217,967	—	936,166

Total	$23,783,128	$20,411,578	—	$44,194,706

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$160,028	—	$160,028
Liabilities:
Foreign currency exchange contracts	—	(358,687)	—	(358,687)

Total	—	$(198,659)	—	$(198,659)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instruments.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$321,024	—	—	$321,024
Liabilities:
Collateral on securities loaned at value	—	$(217,967)	—	(217,967)

Total	$321,024	$(217,967)	—	$103,057

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $210,702) (cost—$39,180,016)	$43,258,540
Investments at value—affiliated (cost—$936,166)	936,166
Investments sold receivable	648,937
Foreign currency at value (cost—$320,023)	321,024
Dividends receivable	61,740
Capital shares sold receivable	9,629
Securities lending income receivable—affiliated	322
Unrealized appreciation on foreign currency exchange contracts	160,028
Prepaid expenses	865

Total assets	45,397,251

Liabilities:
Collateral on securities loaned at value	217,967
Investments purchased payable	560,066
Unrealized depreciation on foreign currency exchange contracts	358,687
Capital shares redeemed payable	30,325
Investment advisory fees payable	27,862
Officer’s and Directors’ fees payable	3,677
Distribution fees payable	216
Other affiliates payable	124
Other accrued expenses payable	45,366

Total liabilities	1,244,290

Net Assets	$44,152,961

Net Assets Consist of:
Paid-in capital	$48,460,954
Undistributed net investment income	98,900
Accumulated net realized loss	(8,290,351)
Net unrealized appreciation/depreciation	3,883,458

Net Assets	$44,152,961

Net Asset Value:
Class I—Based on net assets of $43,102,148 and 3,102,014 shares outstanding, 100 million shares authorized, $0.10 par value	$13.89

Class III—Based on net assets of $1,050,813 and 75,824 shares outstanding, 100 million shares authorized, $0.10 par value	$13.86

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$1,114,368
Securities lending—affiliated—net	1,543
Dividends—affiliated	1,041
Foreign taxes withheld	(48,685)

Total income	1,068,267

Expenses:
Investment advisory	331,151
Transfer agent—Class I	61,711
Transfer agent—Class III	1,431
Custodian	39,658
Professional	32,013
Officer and Directors	22,409
Printing	14,740
Accounting services	14,173
Distribution—Class III	2,617
Miscellaneous	7,960

Total expenses	527,863
Less fees waived by Manager	(533)
Less transfer agent fees reimbursed—Class I	(56,503)
Less transfer agent fees reimbursed—Class III	(1,307)

Total expenses after fees waived and reimbursed	469,520

Net investment income	598,747

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(277,035)
Foreign currency transactions	32,801
Options written	37,389

(206,845)

Net change in unrealized appreciation/depreciation on:
Investments	5,914,635
Foreign currency translations	(260,848)
Options written	(28,301)

5,625,486

Total realized and unrealized gain	5,418,641

Net Increase in Net Assets Resulting from Operations	$6,017,388

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$598,747	$534,813
Net realized gain (loss)	(206,845)	2,201,160
Net change in unrealized appreciation/depreciation	5,625,486	(9,123,312)

Net increase (decrease) in net assets resulting from operations	6,017,388	(6,387,339)

Dividends to Shareholders From:[1]
Net investment income:
Class I	(458,008)	(552,720)
Class III	(8,503)	(10,656)

Decrease in net assets resulting from dividends to shareholders	(466,511)	(563,376)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(5,848,683)	(6,605,132)

Net Assets:
Total decrease in net assets	(297,806)	(13,555,847)
Beginning of year	44,450,767	58,006,614

End of year	$44,152,961	$44,450,767

Undistributed (distributions in excess of) net investment income	$98,900	$(66,137)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$12.26	$14.17	$12.84	$9.69	$18.02

Net investment income[1]	0.18	0.14	0.13	0.11	0.13
Net realized and unrealized gain (loss)	1.60	(1.89)	1.31	3.34	(8.41)

Net increase (decrease) from investment operations	1.78	(1.75)	1.44	3.45	(8.28)

Dividends from net investment income[2]	(0.15)	(0.16)	(0.11)	(0.30)	(0.05)

Net asset value, end of year	$13.89	$12.26	$14.17	$12.84	$9.69

Total Investment Return:[3]
Based on net asset value	14.53%	(12.39)%	11.23%	35.65%	(45.93)%

Ratios to Average Net Assets:
Total expenses	1.19%	1.09%	1.05%	1.11%	0.99%

Total expenses after fees waived and reimbursed	1.06%	1.09%	1.04%	1.11%	0.99%

Net investment income	1.36%	1.04%	1.05%	1.02%	0.88%

Supplemental Data:
Net assets, end of year (000)	$43,102	$43,381	$56,934	$61,030	$47,267

Portfolio turnover	139%	119%	136%	218%	131%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,				Period June 23, 2008[1] to December 31, 2008
	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value, beginning of period	$12.23	$14.12	$12.80	$9.68	$15.76

Net investment income[2]	0.14	0.11	0.10	0.06	0.02
Net realized and unrealized gain (loss)	1.60	(1.88)	1.30	3.36	(6.06)

Net increase (decrease) from investment operations	1.74	(1.77)	1.40	3.42	(6.04)

Dividends from net investment income[3]	(0.11)	(0.12)	(0.08)	(0.30)	(0.04)

Net asset value, end of period	$13.86	$12.23	$14.12	$12.80	$9.68

Total Investment Return:[4]
Based on net asset value	14.28%	(12.53)%	10.93%	35.38%	(38.29)%	[5]

Ratios to Average Net Assets:
Total expenses	1.43%	1.35%	1.29%	1.39%	1.36%	[6]

Total expenses after fees waived and reimbursed	1.31%	1.35%	1.29%	1.39%	1.36%	[6]

Net investment income	1.09%	0.78%	0.80%	0.48%	1.20%	[6]

Supplemental Data:
Net assets, end of period (000)	$1,051	$1,070	$1,072	$928	$132

Portfolio turnover	139%	119%	136%	218%	131%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Global Opportunities V.I. Fund (the “Fund”) and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1

“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$160,028

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$358,687

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
	Foreign Currency Transactions	Options
Foreign currency exchange contracts	$(19,260)	—
Equity contracts:
Options	—	$37,389
Net Change in Unrealized Appreciation/Depreciation on
	Foreign Currency Translations	Options
Foreign currency exchange contracts	$(272,261)	—
Equity contracts:
Options	—	$(28,301)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	44
Average number of contracts-US dollars sold	36
Average US dollar amounts purchased	$8,780,644
Average US dollar amounts sold	$9,157,319
Options:
Average number of option contracts written[1]	1
Average notional value of option contracts written[1]	$45,188

[1]	Average contract amount shown due to limited activity.

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion—$3 Billion	0.71%
$3 Billion—$5 Billion	0.68%
$5 Billion—$10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $480 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services.

However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts shown as transfer agent fees reimbursed-class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $957 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $60,419,789 and $65,812,557, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls
	Options Contracts	Premiums Received
Outstanding options, beginning of year	515	$20,073
Options written	5	5,483
Options closed	—	—
Options expired	(520)	(25,556)

Outstanding options, end of year	—	—

	Puts
	Options Contracts	Premiums Received
Outstanding options, beginning of year	515	$11,833
Options written	9	1,161
Options closed	(9)	(1,161)
Options expired	(515)	(11,833)

Outstanding options, end of year	—	—

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

differences as of December 31, 2012 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income.	$32,801
Accumulated net realized loss	$(32,801)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$466,511	$563,376

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(8,135,714)
Net unrealized gains[1]	3,972,412
Qualified late-year losses[2]	(144,691)

Total	$(4,307,993)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing of expenses.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012 the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$7,590,088
No expiration dates[3]	545,626

Total	$8,135,714

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$40,226,416

Gross unrealized appreciation	$4,600,195
Gross unrealized depreciation	(631,905)

Net unrealized appreciation	$3,968,290

6.    Borrowings:

The Company, on behalf Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting,

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	7%
Pharmaceuticals	6
Food Products	5
Energy Equipment & Services	5
Metals & Mining	5
Other	72

All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	123,600	$1,657,552	162,113	$2,123,957
Shares issued in reinvestment of dividends	33,586	458,009	44,205	552,720
Shares redeemed	(593,424)	(7,803,483)	(686,851)	(9,433,119)

Net decrease	(436,238)	$(5,687,922)	(480,553)	$(6,756,442)

Class III
Shares sold	9,297	$121,584	26,081	$356,850
Shares issued in reinvestment of dividends	625	8,503	852	10,656
Shares redeemed	(21,558)	(290,848)	(15,391)	(216,196)

Net increase (decrease)	(11,636)	$(160,761)	11,542	$151,310

Total Net Decrease	(447,874)	$(5,848,683)	(469,011)	$(6,605,132)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock High Yield V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

—	Relative to the benchmark index, the Fund’s underweight to the banking subsector detracted from performance. Security selection within the gaming and paper sectors also had a negative impact. An allocation to bank loans hindered relative results as the asset class underperformed high yield during the period.

—	Contributing positively to the Fund’s performance for the period was strong security selection within the non-captive diversified financials, consumer services and building materials sectors. The Fund’s exposure to select equity and preferred securities also boosted results.

Describe recent portfolio activity.

—	As global volatility declined and credit markets rallied on the back of the European Central Bank’s long-term refinancing operation program, the Fund gradually added back risk in early 2012. However, given the high yield market’s surge and considerable jump in dollar price, the Fund moderated its degree of risk-taking later in the year. The Fund’s convictions around the asset class remained positive, but as valuations paced higher and the potential for price appreciation had largely diminished, the Fund’s holdings became increasingly focused on higher quality income-oriented credits with stable fundamentals and attractive coupons. The Fund continued to favor issuers in mature industries, generating consistent cash flows with good earnings visibility, backed by profitable assets. The Fund remained generally cautious of higher-beta (market sensitivity) cyclical credits with volatile revenue streams that tend to be more vulnerable to slower economic growth, but allowed some risk in companies with constructive growth profiles and strong catalysts.

Describe portfolio positioning at period end.

—	Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in higher-quality high- yield debt, while it was overweight in mid-tier quality and select high-conviction lower-quality issues. From an industry perspective, the Fund was overweight in consumer services (housing-related), health care and wirelines and underweight in banking and the more cyclical sectors such as retailers and restaurants.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed a different investment objective and different investment strategies under the name “BlackRock High Income V.I. Fund.” The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2012

	Standardized 30-Day Yield	6-Month Total Returns[5]	Average Annual Total Returns
			1 Year[5]		5 Years[5]		10 Years[5]
Class I Shares[4]	4.84%	7.99%	15.65%		8.83%		9.53%
Class III Shares[4]	4.60	7.87	15.36	[6]	8.56	[6]	9.26	[6]
Barclays US Corporate High Yield 2% Issuer Capped Index	—	7.97	15.78		10.45		10.60

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Information as of December 31, 2012

Credit Allocation[1]	Percent of Corporate Bonds
A	1%
BBB/Baa	4
BB/Ba	35
B	45
CCC/Caa	12
Not Rated	3

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[3]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[2]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class I	$1,000.00	$1,079.90	$4.29	$1,000.00	$1,021.04	$4.17	0.82%
Class III	$1,000.00	$1,078.70	$5.43	$1,000.00	$1,019.94	$5.28	1.04%

[2]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)		3,640	$40,368
Capital Markets — 0.7%
American Capital Ltd. (a)		91,227	1,094,724
Chemicals — 0.3%
ADA-ES, Inc. (a)		960	16,205
CF Industries Holdings, Inc.		1,100	223,476
Huntsman Corp.		14,500	230,550

			470,231
Commercial Banks — 0.4%
CIT Group, Inc. (a)		17,284	667,854
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc.		13,812	92,402
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		33,870	125
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.		36,819	368
Insurance — 0.8%
American International Group, Inc. (a)		33,382	1,178,384
Media — 0.7%
Charter Communications, Inc., Class A (a)		14,890	1,135,214
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		208,221	565,191
Ainsworth Lumber Co. Ltd. (a)(b)		59,550	161,642

			726,833
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Ltd. (a)		2,232	24,574
NXP Semiconductors NV (a)		5,218	137,599

			162,173
Software — 0.0%
Bankruptcy Management Solutions, Inc.		271	4
Total Common Stocks — 3.6%			5,568,680

Corporate Bonds	Par (000)
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	120	130,500
7.13%, 3/15/21		240	261,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		314	344,615
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		200	200,580

			936,695
Air Freight & Logistics — 0.3%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		263	265,140

Corporate Bonds	Par (000)		Value
Air Freight & Logistics (concluded)
Series 2, 12.38%, 8/16/15	USD	267	$268,369

			533,509
Airlines — 0.9%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23		305	316,025
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		505	507,525
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		57	63,303
US Airways Pass-Through Trust:
Series 2012-1, Class C, 9.13%, 10/01/15		230	237,188
Series 2012-2, Class B, 6.75%, 6/03/21		230	235,750

			1,359,791
Auto Components — 1.3%
Continental Rubber of America Corp., 4.50%, 9/15/19 (b)		150	153,509
Delphi Corp., 6.13%, 5/15/21		120	133,200
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(c)(d)		155	156,163
8.00%, 1/15/18		700	751,625
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)		215	231,662
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	248	446,927
Titan International, Inc., 7.88%, 10/01/17	USD	220	233,750

			2,106,836
Building Products — 0.7%
Building Materials Corp. of America (b):
7.00%, 2/15/20		160	174,400
6.75%, 5/01/21		290	320,450
Momentive Performance Materials, Inc., 8.88%, 10/15/20 (b)		185	186,850
USG Corp., 9.75%, 1/15/18		320	362,400

			1,044,100
Capital Markets — 0.4%
E*Trade Financial Corp. (d)(e):
1.70%, 8/31/19 (b)		172	153,617
Series A, 1.70%, 8/31/19		3	2,679
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		300	348,168
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)		149	146,393

			650,857
Chemicals — 3.0%
Ashland, Inc., 4.75%, 8/15/22 (b)		155	161,200
Celanese US Holdings LLC, 5.88%, 6/15/21		420	470,400

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
DIP	Debtor-In-Possession
EUR	Euro

FKA	Formerly Known As
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	100	$144,535
Huntsman International LLC:
8.63%, 3/15/20	USD	45	50,962
4.88%, 11/15/20 (b)		265	267,981
8.63%, 3/15/21		110	125,675
Kraton Polymers LLC, 6.75%, 3/01/19		60	62,025
LyondellBasell Industries NV, 5.75%, 4/15/24		875	1,028,125
Nexeo Solutions LLC, 8.38%, 3/01/18		90	85,050
NOVA Chemicals Corp., 8.63%, 11/01/19		295	334,825
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		120	125,400
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	218,500
PolyOne Corp., 7.38%, 9/15/20		100	109,250
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		435	450,225
Tronox Finance LLC, 6.38%, 8/15/20 (b)		1,005	1,015,050

			4,649,203
Commercial Banks — 0.6%
CIT Group, Inc.:
5.25%, 3/15/18		360	385,200
6.63%, 4/01/18 (b)		40	45,200
5.50%, 2/15/19 (b)		210	228,900
5.00%, 8/15/22		250	266,579
Eksportfinans ASA, 0.55%, 4/05/13 (c)		48	47,773

			973,652
Commercial Services & Supplies — 1.8%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)		92	96,600
ARAMARK Corp., 3.81%, 2/01/15 (c)		390	388,537
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(f)		120	122,851
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		250	258,425
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		12	12,570
Casella Waste Systems, Inc., 7.75%, 2/15/19		138	131,100
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)		111	111,833
Clean Harbors, Inc.:
5.25%, 8/01/20		281	292,943
5.13%, 6/01/21 (b)		115	119,025
Covanta Holding Corp., 6.38%, 10/01/22		135	146,606
EC Finance Plc, 9.75%, 8/01/17	EUR	50	71,937
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	USD	22	23,100
Mobile Mini, Inc., 7.88%, 12/01/20		315	345,712
RSC Equipment Rental, Inc., 8.25%, 2/01/21		308	347,270
Verisure Holding AB:
8.75%, 9/01/18	EUR	100	143,875
8.75%, 12/01/18		100	133,315

			2,745,699
Communications Equipment — 1.0%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28		30	22,575
6.45%, 3/15/29		103	78,280

Corporate Bonds	Par (000)		Value
Communications Equipment (concluded)
Avaya, Inc., 9.75%, 11/01/15	USD	253	$225,170
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		515	572,938
10.13%, 7/01/20		650	739,375

			1,638,338
Computers & Peripherals — 0.2%
EMC Corp., Series B, 1.75%, 12/01/13 (d)		106	169,203
SanDisk Corp., 1.50%, 8/15/17 (d)		155	179,800

			349,003
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)		100	101,500
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)		170	181,050

			282,550
Construction Materials — 1.8%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	100	140,834
HD Supply, Inc. (b):
8.13%, 4/15/19	USD	580	661,200
11.00%, 4/15/20		630	743,400
11.50%, 7/15/20		1,165	1,312,081

			2,857,515
Consumer Finance — 0.6%
Credit Acceptance Corp., 9.13%, 2/01/17		147	160,597
Ford Motor Credit Co. LLC, 12.00%, 5/15/15		480	589,200
Toll Brothers Finance Corp., 5.88%, 2/15/22		135	153,136

			902,933
Containers & Packaging — 1.6%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17	EUR	100	143,677
9.13%, 10/15/20 (b)	USD	200	217,000
Ball Corp.:
7.38%, 9/01/19		180	200,250
5.00%, 3/15/22		300	321,000
Berry Plastics Corp.:
4.18%, 9/15/14 (c)		155	155,000
8.25%, 11/15/15		325	339,625
9.75%, 1/15/21		70	80,675
Cascades, Inc., 7.75%, 12/15/17		265	280,237
Crown Americas LLC, 6.25%, 2/01/21		305	334,356
Graphic Packaging International, Inc., 7.88%, 10/01/18		105	116,025
Greif, Inc., 7.75%, 8/01/19		135	155,925
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		140	152,600

			2,496,370
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17 (b)		25	26,250
Diversified Consumer Services — 0.9%
313 Group, Inc. (b):
6.38%, 12/01/19		233	230,961
8.75%, 12/01/20		611	600,308
Laureate Education, Inc., 9.25%, 9/01/19 (b)		415	433,675
ServiceMaster Co., 8.00%, 2/15/20		100	104,250

			1,369,194

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 3.0%
Aircastle Ltd.:
6.75%, 4/15/17	USD	175	$187,250
6.25%, 12/01/19 (b)		114	118,845
Ally Financial, Inc., 8.00%, 11/01/31		797	1,009,201
CNG Holdings, Inc., 9.38%, 5/15/20 (b)		145	147,175
Co-Operative Group Ltd., 5.63%, 7/08/20 (g)	GBP	100	167,797
DPL, Inc., 7.25%, 10/15/21	USD	305	326,350
Gala Group Finance Plc, 8.88%, 9/01/18	GBP	200	344,383
General Motors Financial Co., Inc., 6.75%, 6/01/18	USD	150	172,077
Leucadia National Corp., 8.13%, 9/15/15		392	441,000
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		225	241,875
9.00%, 4/15/19		200	208,000
7.88%, 8/15/19		170	189,125
5.75%, 10/15/20 (b)		645	665,963
6.88%, 2/15/21		145	156,238
WMG Acquisition Corp.:
11.50%, 10/01/18		207	239,085
6.00%, 1/15/21 (b)		132	139,260

			4,753,624
Diversified Telecommunication Services — 2.1%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		213	201,875
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., 6.38%, 9/15/20 (b)		250	260,312
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)		175	192,500
ITC Deltacom, Inc., 10.50%, 4/01/16		134	143,380
Level 3 Communications, Inc.:
6.50%, 10/01/16 (d)		155	219,228
8.88%, 6/01/19 (b)		170	181,050
Level 3 Financing, Inc.:
8.13%, 7/01/19		661	720,490
7.00%, 6/01/20 (b)		221	230,945
8.63%, 7/15/20		315	349,650
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	100	140,971
6.75%, 8/15/24		210	296,593
tw telecom holdings, Inc., 5.38%, 10/01/22 (b)	USD	155	162,363
Windstream Corp., 7.88%, 11/01/17		190	213,750

			3,313,107
Electric Utilities — 0.3%
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)		194	165,118
Mirant Mid Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		155	169,479
Series C, 10.06%, 12/30/28		102	115,856

			450,453
Electrical Equipment — 0.3%
Belden, Inc., 5.50%, 9/01/22 (b)		190	195,225
General Cable Corp., 5.75%, 10/01/22 (b)		320	331,200

			526,425

Corporate Bonds	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	65	$78,975
Energy Equipment & Services — 3.7%
Atwood Oceanics, Inc., 6.50%, 2/01/20		120	129,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		315	311,850
Compagnie Générale de Géophysique, Veritas, 7.75%, 5/15/17		540	561,600
Forbes Energy Services Ltd., 9.00%, 6/15/19		190	169,100
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)		800	826,000
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)		80	82,400
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		160	167,200
Key Energy Services, Inc.:
6.75%, 3/01/21		205	205,000
6.75%, 3/01/21 (b)		155	154,225
MEG Energy Corp. (b):
6.50%, 3/15/21		755	794,637
6.38%, 1/30/23		375	390,938
Oil States International, Inc.:
6.50%, 6/01/19		435	463,275
5.13%, 1/15/23 (b)		95	96,306
Peabody Energy Corp.:
6.25%, 11/15/21		322	342,125
7.88%, 11/01/26		265	286,200
Precision Drilling Corp.:
6.63%, 11/15/20		40	43,000
6.50%, 12/15/21		65	69,225
Seadrill Ltd., 5.63%, 9/15/17 (b)		675	669,938

			5,762,019
Food & Staples Retailing — 0.3%
Bakkavor Finance 2 Plc, 8.25%, 2/15/18	GBP	205	336,342
Rite Aid Corp., 9.25%, 3/15/20	USD	140	149,100

			485,442
Food Products — 0.3%
Constellation Brands, Inc., 6.00%, 5/01/22		145	166,025
Del Monte Corp., 7.63%, 2/15/19		19	19,808
JBS USA LLC, 11.63%, 5/01/14		50	55,875
Post Holdings, Inc., 7.38%, 2/15/22 (b)		218	238,846

			480,554
Health Care Equipment & Supplies — 1.4%
Biomet, Inc. (b):
6.50%, 8/01/20		601	638,562
6.50%, 10/01/20		877	871,519
DJO Finance LLC:
8.75%, 3/15/18 (b)		114	124,545
7.75%, 4/15/18		180	173,250
9.88%, 4/15/18 (b)		190	196,175
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)		54	60,345
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)		20	19,025
Teleflex, Inc., 6.88%, 6/01/19		155	167,400

			2,250,821

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 5.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	USD	285	$302,100
Care UK Health & Social Care Plc, Series NOV, 9.75%, 8/01/17	GBP	65	112,980
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	151	157,418
7.13%, 7/15/20		165	176,138
Crown Newco 3 Plc, 7.00%, 2/15/18	GBP	194	334,052
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	USD	169	178,084
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17		320	364,800
HCA Holdings, Inc., 6.25%, 2/15/21		178	182,450
HCA, Inc.:
6.25%, 2/15/13		630	633,150
6.50%, 2/15/20		945	1,063,125
7.88%, 2/15/20		185	205,812
7.25%, 9/15/20		170	188,275
5.88%, 3/15/22		55	59,813
4.75%, 5/01/23		385	391,737
Hologic, Inc., 6.25%, 8/01/20 (b)		457	492,417
IASIS Healthcare LLC, 8.38%, 5/15/19		480	453,600
INC Research LLC, 11.50%, 7/15/19 (b)		215	222,525
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		140	141,400
Omnicare, Inc., 7.75%, 6/01/20		290	321,900
Symbion, Inc., 8.00%, 6/15/16		180	185,400
Tenet Healthcare Corp.:
10.00%, 5/01/18		40	45,500
6.25%, 11/01/18		420	460,950
8.88%, 7/01/19		730	817,600
6.75%, 2/01/20 (b)		170	175,100
4.75%, 6/01/20 (b)		260	263,900
Vanguard Health Holding Co. II LLC, 7.75%, 2/01/19 (b)		180	186,300

			8,116,526
Health Care Technology — 0.8%
IMS Health, Inc. (b):
12.50%, 3/01/18		1,020	1,234,200
6.00%, 11/01/20		56	58,660

			1,292,860
Hotels, Restaurants & Leisure — 2.8%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		164	175,685
10.00%, 12/15/18		82	54,325
8.50%, 2/15/20		155	153,838
9.00%, 2/15/20 (b)		124	124,000
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)		539	540,347
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		200	211,000
Choice Hotels International, Inc., 5.75%, 7/01/22		90	99,675
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	200	262,670
Diamond Resorts Corp., 12.00%, 8/15/18	USD	550	595,375
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)		75	71,250
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	100	140,641
HRP Myrtle Beach Operations LLC, 5.30%, 4/01/2012 (a)(h)	USD	750	—

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
MGM Resorts International, 4.25%, 4/15/15 (d)	USD	720	$761,850
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)		80	85,224
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		235	235,000
Station Casinos LLC, 3.66%, 6/18/18		212	182,320
Travelport LLC:
4.94%, 9/01/14 (c)		145	113,463
9.88%, 9/01/14		35	30,844
9.00%, 3/01/16		60	46,500
6.31%, 12/01/16 (b)(f)		207	170,448
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(h)		95	—
The Unique Pub Finance Co. Plc, Series A3, 6.54%, 3/30/21	GBP	100	155,135
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	USD	274	87,813
Wynn Las Vegas LLC, 5.38%, 3/15/22		150	159,375

			4,456,778
Household Durables — 1.6%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	120	163,146
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)	USD	210	222,075
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		225	230,625
D.R. Horton, Inc., 4.38%, 9/15/22		195	198,900
Jarden Corp., 7.50%, 5/01/17		75	84,469
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		500	537,500
Libbey Glass, Inc., 6.88%, 5/15/20		95	102,125
Pulte Group, Inc., 6.38%, 5/15/33		30	29,925
The Ryland Group, Inc., 6.63%, 5/01/20		195	216,450
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	224,959
Standard Pacific Corp., 8.38%, 1/15/21	USD	320	371,200
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)		160	166,400

			2,547,774
Household Products — 0.6%
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20		425	446,250
6.63%, 11/15/22		100	107,250
Spectrum Brands, Inc., 9.50%, 6/15/18		355	402,925

			956,425
Independent Power Producers & Energy Traders — 3.3%
The AES Corp., 7.38%, 7/01/21		85	94,350
Calpine Corp. (b):
7.25%, 10/15/17		190	202,350
7.50%, 2/15/21		33	36,465
7.88%, 1/15/23		85	96,050
Energy Future Holdings Corp., 10.00%, 1/15/20		660	737,550
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)		160	170,400
10.00%, 12/01/20		1,384	1,560,460
GenOn REMA LLC, Series B, 9.24%, 7/02/17		75	82,980

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Independent Power Producers & Energy Traders (concluded)
Laredo Petroleum, Inc.:
9.50%, 2/15/19	USD	275	$307,312
7.38%, 5/01/22		155	168,175
NRG Energy, Inc.:
7.63%, 1/15/18		419	465,090
8.25%, 9/01/20		235	263,200
6.63%, 3/15/23 (b)		345	369,150
QEP Resources, Inc.:
6.88%, 3/01/21		195	224,738
5.38%, 10/01/22		171	183,398
5.25%, 5/01/23		241	257,870

			5,219,538
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)		320	322,000
Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		236	236,000
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		95	98,800
Genworth Financial, Inc., 7.63%, 9/24/21		230	253,821
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		135	126,225
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	133,905

			848,751
IT Services — 2.3%
Ceridian Corp., 8.88%, 7/15/19 (b)	USD	535	580,475
Epicor Software Corp., 8.63%, 5/01/19		300	315,000
First Data Corp.:
7.38%, 6/15/19 (b)		575	595,125
8.88%, 8/15/20 (b)		140	152,600
6.75%, 11/01/20 (b)		810	818,100
8.25%, 1/15/21 (b)		282	282,000
12.63%, 1/15/21		250	263,125
SunGard Data Systems, Inc.:
7.38%, 11/15/18		270	289,238
6.63%, 11/01/19 (b)		315	322,087

			3,617,750
Machinery — 1.0%
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (b)		51	51,000
The Manitowoc Co., Inc., 5.88%, 10/15/22		255	255,000
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)		150	155,250
SPX Corp., 6.88%, 9/01/17		90	100,350
Terex Corp., 6.00%, 5/15/21		250	263,125
UR Merger Sub Corp. (b):
5.75%, 7/15/18		132	142,230
7.38%, 5/15/20		145	159,138
7.63%, 4/15/22		460	514,050

			1,640,143
Media — 6.8%
Affinion Group, Inc., 7.88%, 12/15/18		435	331,687
AMC Networks, Inc.:
7.75%, 7/15/21		205	234,725
4.75%, 12/15/22		131	131,655
Cablevision Systems Corp., 5.88%, 9/15/22		260	260,325

Corporate Bonds	Par (000)		Value
Media (concluded)
CCO Holdings LLC:
5.25%, 9/30/22	USD	415	$420,187
5.13%, 2/15/23		340	339,150
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)		450	388,125
CET 21 spol sro, 9.00%, 11/01/17	EUR	60	86,325
Checkout Holding Corp., 12.79%, 11/15/15 (b)(e)	USD	265	185,500
Cinemark USA, Inc.:
8.63%, 6/15/19		100	110,750
5.13%, 12/15/22 (b)		82	83,025
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)		273	249,795
Clear Channel Worldwide Holdings, Inc. (b):
6.50%, 11/15/22		391	401,752
6.50%, 11/15/22		986	1,022,975
DISH DBS Corp.:
5.88%, 7/15/22		585	628,875
5.00%, 3/15/23 (b)		335	335,000
Harron Communications LP, 9.13%, 4/01/20 (b)		170	186,150
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20		365	396,025
6.63%, 12/15/22		97	100,153
Intelsat Luxembourg SA, 11.50%, 2/04/17 (f)		790	839,375
Interactive Data Corp., 10.25%, 8/01/18		640	720,000
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		360	387,900
The McClatchy Co., 9.00%, 12/15/22 (b)		150	153,188
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		260	286,325
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	100	133,975
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	230	217,350
ProtoStar I Ltd., 18.00%, 10/15/2012 (a)(b)(d)(h)		599	300
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		200	204,500
Sterling Entertainment Corp., 10.00%, 11/25/19		475	475,000
Unitymedia Hessen GmbH & Co. KG:
7.50%, 3/15/19		680	750,543
5.50%, 1/15/23 (b)		200	206,500
Univision Communications, Inc., 6.75%, 9/15/22 (b)		60	61,950
UPC Holding BV, 9.88%, 4/15/18 (b)		100	113,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		155	160,425

			10,602,510
Metals & Mining — 3.4%
ArcelorMittal:
9.50%, 2/15/15		184	204,761
4.25%, 2/25/15		207	209,083
4.25%, 8/05/15		945	954,520
4.25%, 3/01/16		259	260,007
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	130	181,031
FMG Resources August 2006 Property Ltd. (b):
7.00%, 11/01/15	USD	190	199,500
6.38%, 2/01/16		40	41,400
6.88%, 4/01/22		40	40,900

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)	USD	155	$167,787
GoldCorp, Inc., 2.00%, 8/01/14 (d)		280	308,875
Kaiser Aluminum Corp., 8.25%, 6/01/20		115	125,350
New Gold, Inc., 7.00%, 4/15/20 (b)		75	80,063
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)		195	229,491
Novelis, Inc., 8.75%, 12/15/20		1,300	1,449,500
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	165	180,767
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	USD	125	132,500
Taseko Mines Ltd., 7.75%, 4/15/19		250	240,625
Vedanta Resources Plc, 8.25%, 6/07/21 (b)		200	220,500
Walter Energy, Inc., 9.88%, 12/15/20 (b)		72	80,280

			5,306,940
Multiline Retail — 0.2%
Dollar General Corp., 4.13%, 7/15/17		99	103,950
Dufry Finance SCA, 5.50%, 10/15/20 (b)		230	238,050

			342,000
Oil, Gas & Consumable Fuels — 8.8%
Access Midstream Partners LP:
5.88%, 4/15/21		178	189,125
6.13%, 7/15/22		285	307,087
4.88%, 5/15/23		205	208,075
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (d)		317	305,112
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)		315	337,050
Berry Petroleum Co., 6.38%, 9/15/22		145	150,800
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		140	151,200
7.50%, 9/15/20		126	129,465
Chaparral Energy, Inc., 7.63%, 11/15/22		115	120,750
Chesapeake Energy Corp.:
7.25%, 12/15/18		110	119,900
6.63%, 8/15/20		180	193,050
6.88%, 11/15/20		90	97,538
6.13%, 2/15/21		220	228,250
Concho Resources, Inc.:
6.50%, 1/15/22		105	115,500
5.50%, 10/01/22		240	253,200
5.50%, 4/01/23		60	62,850
Continental Resources, Inc.:
7.13%, 4/01/21		370	418,100
5.00%, 9/15/22		140	150,850
Copano Energy LLC, 7.13%, 4/01/21		130	139,588
Crosstex Energy LP, 7.13%, 6/01/22 (b)		80	83,400
El Paso Corp., 7.25%, 6/01/18		110	127,142
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		385	439,862
7.75%, 6/15/19		360	393,300
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19		345	374,325
7.75%, 9/01/22		110	116,600
Halcon Resources Corp., 8.88%, 5/15/21 (b)		125	132,500
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		140	152,600
Holly Energy Partners LP, 6.50%, 3/01/20 (b)		80	85,600

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	180	$198,450
Linn Energy LLC:
6.25%, 11/01/19 (b)		270	271,350
8.63%, 4/15/20		115	125,350
7.75%, 2/01/21		105	111,825
MarkWest Energy Partners LP:
6.25%, 6/15/22		330	359,700
5.50%, 2/15/23		125	135,625
Newfield Exploration Co.:
6.88%, 2/01/20		320	342,400
5.63%, 7/01/24		345	372,600
Northern Oil and Gas, Inc., 8.00%, 6/01/20		160	163,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19		160	172,000
6.50%, 11/01/21		150	159,375
6.88%, 1/15/23		115	123,338
Offshore Group Investments Ltd., 11.50%, 8/01/15		230	250,700
OGX Petroleo e Gas Participacoes SA (b):
8.50%, 6/01/18		294	264,600
8.38%, 4/01/22		355	296,425
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)		110	118,525
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		300	324,000
Pioneer Natural Resources Co., 7.20%, 1/15/28		135	172,037
Plains Exploration & Production Co., 6.88%, 2/15/23		575	656,937
Range Resources Corp.:
8.00%, 5/15/19		110	121,825
6.75%, 8/01/20		144	156,240
5.75%, 6/01/21		165	176,550
5.00%, 8/15/22		210	219,450
Regency Energy Partners LP, 5.50%, 4/15/23		200	213,500
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16		525	578,812
6.50%, 11/01/20 (b)		125	127,188
SandRidge Energy, Inc.:
7.50%, 3/15/21		365	390,550
8.13%, 10/15/22		130	142,350
7.50%, 2/15/23		345	369,150
SESI LLC, 7.13%, 12/15/21		256	284,800
SM Energy Co.:
6.63%, 2/15/19		165	174,075
6.50%, 11/15/21		275	294,250
6.50%, 1/01/23		65	69,550
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)		58	60,175
Vanguard Natural Resources, 7.88%, 4/01/20		140	146,300
Whiting Petroleum Corp., 6.50%, 10/01/18		75	80,625

			13,806,646
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		285	298,537
Boise Paper Holdings LLC, 8.00%, 4/01/20		180	198,900
Clearwater Paper Corp., 7.13%, 11/01/18		145	158,050

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products (concluded)
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	USD	115	$120,750
NewPage Corp., 11.38%, 12/31/14 (a)(h)		854	384,115
PH Glatfelter Co., 5.38%, 10/15/20 (b)		115	117,875
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		200	218,500
6.63%, 4/15/21		75	74,063

			1,570,790
Pharmaceuticals — 0.6%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		185	209,975
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (b)		195	194,025
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16		196	206,045
6.38%, 10/15/20		215	230,587
7.25%, 7/15/22		55	60,088

			900,720
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)		180	191,700
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP:
6.75%, 6/01/19		446	473,875
5.63%, 3/01/23 (b)		94	93,530

			567,405
Real Estate Management & Development — 1.8%
Forest City Enterprises, Inc., 7.63%, 6/01/15		186	186,000
Mattamy Group Corp., 6.50%, 11/15/20 (b)		105	105,262
Realogy Corp.:
11.50%, 4/15/17		370	400,525
12.00%, 4/15/17		50	54,125
7.88%, 2/15/19 (b)		645	703,050
7.63%, 1/15/20 (b)		220	249,150
9.00%, 1/15/20 (b)		170	195,500
Shea Homes LP, 8.63%, 5/15/19		825	911,625

			2,805,237
Road & Rail — 0.6%
The Hertz Corp.:
7.50%, 10/15/18		415	458,575
6.75%, 4/15/19 (b)		150	163,688
7.38%, 1/15/21		310	341,000

			963,263
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., Series C, 2.38%, 5/01/32 (b)(d)		144	138,780
Spansion LLC, 7.88%, 11/15/17		250	255,000

			393,780
Software — 1.1%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)		129	128,355
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(f)		107	105,662
Infor US, Inc., 9.38%, 4/01/19		840	942,900

Corporate Bonds	Par (000)		Value
Software (concluded)
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	USD	250	$261,250
Sophia LP, 9.75%, 1/15/19 (b)		306	329,715

			1,767,882
Specialty Retail — 1.3%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		195	216,450
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		101	108,323
J. Crew Group, Inc., 8.13%, 3/01/19		100	105,750
Limited Brands, Inc., 5.63%, 2/15/22		85	92,438
Michaels Stores, Inc., 7.75%, 11/01/18 (b)		99	108,652
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(f)		93	94,163
Party City Holdings, Inc., 8.88%, 8/01/20 (b)		194	208,065
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)		235	242,050
QVC, Inc. (b):
7.13%, 4/15/17		120	125,842
7.50%, 10/01/19		130	143,431
7.38%, 10/15/20		140	155,769
5.13%, 7/02/22		142	148,842
Sally Holdings LLC:
6.88%, 11/15/19		65	71,825
5.75%, 6/01/22		187	202,895
Serta Simmons Holdings LLC, 8.13%, 10/01/20 (b)		53	53,000

			2,077,495
Textiles, Apparel & Luxury Goods — 0.2%
Phillips-Van Heusen Corp.:
7.38%, 5/15/20		165	185,006
4.50%, 12/15/22		93	93,930

			278,936
Trading Companies & Distributors — 1.0%
Air Lease Corp., 4.50%, 1/15/16 (b)		310	313,100
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		260	282,100
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%, 11/30/24		550	574,750
Series 2012-1, Class B, 6.50%, 5/30/21		305	314,934
Interline Brands, Inc., 7.50%, 11/15/18		120	129,600

			1,614,484
Wireless Telecommunication Services — 3.7%
Cricket Communications, Inc.:
7.75%, 5/15/16		330	349,387
7.75%, 10/15/20		105	107,100
Crown Castle International Corp., 5.25%, 1/15/23 (b)		470	502,900
Digicel Group Ltd. (b):
8.25%, 9/01/17		465	497,550
8.25%, 9/30/20		650	715,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20		480	510,000
NII Capital Corp., 7.63%, 4/01/21		189	143,168
Sprint Capital Corp., 6.88%, 11/15/28		694	721,760

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
Sprint Nextel Corp. (b):
9.00%, 11/15/18	USD	1,305	$1,611,675
7.00%, 3/01/20		575	668,437

			5,826,977
Total Corporate Bonds — 77.0%			121,059,225

Floating Rate Loan Interests (c)
Auto Components — 0.1%
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17		205	207,179
Capital Markets — 0.4%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16		494	498,940
Nuveen Investments, Inc., Incremental Term Loan, 7.25%, 5/13/17		130	130,447

			629,387
Chemicals — 0.2%
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18		211	213,523
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17		57	55,629

			269,152
Commercial Services & Supplies — 0.3%
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19		240	242,700
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16		199	200,665

			443,365
Communications Equipment — 0.6%
Avaya, Inc., Term Loan B1, 3.06%, 10/24/14		27	26,387
Zayo Group LLC, Term Loan B, 5.25%, 7/02/19		970	980,524

			1,006,911
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17		572	586,669
Consumer Finance — 0.2%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		390	387,422
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13		655	656,022
DIP Term Loan A2, 6.75%, 11/18/13		95	95,653

			751,675
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc., Term Loan, 4.75%, 8/01/19		525	527,189
Energy Equipment & Services — 1.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16		686	712,130

Floating Rate Loan Interests (c)	Par (000)		Value
Energy Equipment & Services (concluded)
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	USD	1,107	$1,155,365

			1,867,495
Food Products — 0.1%
Advance Pierre Foods, Inc., Second Lien Term Loan, 5.75%, 7/10/17		115	116,150
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19		199	200,308
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19		392	395,958
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		144	145,357

			741,623
Health Care Providers & Services — 0.3%
Emergency Medical Services Corp., Term Loan, 5.25%, 5/25/18		57	57,233
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15		206	201,398
Term Loan A, 8.50%, 3/02/15		113	111,617
inVentiv Health, Inc., Combined Term Loan, 6.50%, 8/04/16		136	132,078

			502,326
Hotels, Restaurants & Leisure — 2.1%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16		197	198,850
Term Loan B1, 3.21%, 1/28/15		250	245,770
Term Loan B2, 3.21%, 1/28/15		215	211,362
Harrah’s Property Co., Mezzanine Term Loan, 3.20%, 2/13/13		1,496	1,328,182
MGM Resorts International, Term Loan B, 4.25%, 12/20/19		685	691,679
Station Casinos, Inc., Term Loan B, 5.50%, 9/27/19		544	546,524
Travelport LLC:
Extended Tranche A Term Loan, 6.31%, 12/01/16		94	28,159
Extended Tranche B Term Loan, 13.81%, 12/01/16		308	30,844

			3,281,370
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 5/29/17		310	311,646
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 11/30/19		185	185,185
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B, 4.21%, 3/23/18		330	313,464
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13		339	339,252
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		110	109,450

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Machinery — 0.2%
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	USD	302	$304,094
Media — 1.8%
Affinion Group, Inc., Term Loan B, 6.50%, 7/16/15		25	22,574
Cengage Learning Acquisitions, Inc., Non-Extended Term Loan, 2.72%, 7/03/14		49	38,964
Clear Channel Communications, Inc.:
Term Loan B, 3.86%, 1/29/16		615	507,080
Term Loan C, 3.86%, 1/29/16		162	130,227
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18		224	226,394
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		195	195,000
Intelsat Jackson Holdings Ltd., Term Loan B-1, 4.50%, 4/02/18		1,549	1,560,696
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		209	210,298

			2,891,233
Metals & Mining — 0.9%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18		219	218,900
FMG Resources August 2006 Property Ltd., Term Loan, 5.25%, 10/18/17		1,167	1,175,828

			1,394,728
Oil, Gas & Consumable Fuels — 1.1%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		765	765,191
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		392	396,381
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18		125	126,094
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17		518	516,172

			1,803,838
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18		153	155,598
Professional Services — 0.1%
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), Term Loan B, 5.75%, 6/01/19		194	193,965
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16		30	30,074
Extended Term Loan, 4.46%, 10/10/16		230	230,470
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17		70	69,650

			330,194
Software — 0.6%
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		627	632,000
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20		275	274,541

			906,541

Floating Rate Loan Interests (c)	Par (000)			Value
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	561		$557,258
Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (f)		1,384		1,412,098
Total Floating Rate Loan Interests — 14.3%				22,526,457

Other Interests (i) — 0.2%	Beneficial Interest (000)
Stanley Martin, Class B Membership Units (Acquired 12/09/09, Cost $204,152) (a)(j)		—	(k)	311,175

Preferred Securities	Par (000)

Capital Trusts — 0.1%
Insurance — 0.1%
Genworth Financial, Inc., 6.15%, 11/15/66 (c)		210		155,925

Preferred Stocks	Shares
Auto Components — 0.6%
Dana Holding Corp., 4.00% (b)(d)		7,750		1,017,187
Diversified Financial Services — 1.0%
Ally Financial, Inc., 7.00% (b)		1,568		1,540,021
Citigroup, Inc., 5.95% (c)		125,000		126,563

				1,666,584
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)(d)		4,287		90,413
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)(c)		10,000		27,200
Freddie Mac, Series Z, 0.00% (a)(c)		32,188		56,329

				83,529
Total Preferred Stocks — 1.8%				2,857,713

Trust Preferreds
Diversified Financial Services — 1.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)		63,530		1,676,227
Total Preferred Securities — 3.0%				4,689,865

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Warrants (l)	Shares	Value
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	181	—
Total Long-Term Investments (Cost — $149,366,233) — 98.1%		$154,155,402

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (m)(n)	5,190,583	$5,190,583
Total Short-Term Securities (Cost — $5,190,583) — 3.3%		5,190,583
Total Investments (Cost — $154,556,816) — 101.4%		159,345,985
Liabilities in Excess of Other Assets — (1.4)%		(2,129,779)

Net Assets — 100.0%		$157,216,206

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Restricted security as to resale. As of report date, the Fund held 0.2% of its net assets, with a current value of $311,175 and an original cost of $204,152 in this security.

(k)	Amount is less than $500.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(m)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,974,567	3,216,016	5,190,583	$2,904

(n)	Represents the current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	9,000	USD	14,620	UBS AG	1/16/13	—
USD	225,758	CAD	223,000	Royal Bank of Scotland Group Plc	1/16/13	$1,632
USD	153,381	CAD	150,000	UBS AG	1/16/13	2,623
USD	1,267,046	GBP	790,500	Goldman Sachs Group, Inc.	1/16/13	(17,037)
USD	152,888	GBP	96,000	Royal Bank of Scotland Group Plc	1/16/13	(3,054)
USD	168,323	GBP	106,000	UBS AG	1/16/13	(3,862)
USD	112,904	GBP	71,000	UBS AG	1/16/13	(2,428)
EUR	367,000	USD	468,799	Citigroup, Inc.	1/23/13	15,705
EUR	19,000	USD	24,369	UBS AG	1/23/13	715
USD	117,704	EUR	90,000	Citigroup, Inc.	1/23/13	(1,111)
USD	2,807,712	EUR	2,141,000	UBS AG	1/23/13	(18,785)
USD	38,971	EUR	30,000	UBS AG	1/23/13	(634)
	Total					$(26,236)

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps—sold protection outstanding as of December 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	161	$5,086
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	40	1,664
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	USD	145	13,184
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	60	(922)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	USD	60	(922)
Total							$18,090

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$5,314,264	$161,646	$92,770	$5,568,680
Corporate Bonds	—	119,848,541	1,210,684	121,059,225
Floating Rate Loan Interests	—	18,920,984	3,605,473	22,526,457
Other Interests	—	—	311,175	311,175
Preferred Securities	1,850,169	2,839,696	—	4,689,865
Short-Term Securities	5,190,583	—	—	5,190,583

Total	$12,355,016	$141,770,867	$5,220,102	$159,345,985

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$19,934	—	$19,934
Foreign currency exchange contracts	—	20,675	—	20,675
Liabilities:
Credit contracts	—	(1,844)	—	(1,844)
Foreign currency exchange contracts	—	(46,911)	—	(46,911)

Total	—	$(8,146)	—	$(8,146)

[1]	Derivative financial instruments are foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,811	—	—	$9,811
Foreign currency at value	58,131	—	—	58,131

Total	$67,942	—	—	$67,942

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2011	$18,414	$621,707	$2,837,837	$192,893	$2	$3,670,853
Transfers into Level 3[2]	—	—	730,062	—	—	730,062
Transfers out of Level 3[2]	(5)	—	—	—	—	(5)
Accrued discounts/premiums	—	(2,353)	59,409	—	—	57,056
Net realized gain (loss)	(5)	—	1,623	—	—	1,623
Net change in unrealized appreciation/depreciation[3]	(54,311)	(102,580)	(72,227)	127,242	(2)	(101,878)
Purchases	128,627	770,910	1,000,235	—	—	1,899,822
Sales	—	(77,000)	(951,466)	(8,960)	—	(1,037,426)

Closing balance, as December 31, 2012	$92,770	$1,210,684	$3,605,473	$311,175	—	$5,220,102

[2]	Transfers into and out of Level 3 represent the values as of the beginning of the reporting period.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $(97,958).

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$149,366,233)	$154,155,402
Investments at value—affiliated (cost—$5,190,583)	5,190,583
Cash	9,811
Foreign currency at value (cost—$58,189)	58,131
Interest receivable	2,174,323
Investments sold receivable	1,234,012
Unrealized appreciation on foreign currency exchange contracts	20,675
Unrealized appreciation on swaps	19,934
Swaps receivable	843
Prepaid expenses	1,836
Other assets	255,550

Total assets	163,121,100

Liabilities:
Investments purchased payable	2,762,835
Capital shares redeemed payable	2,036,680
Income dividends payable	687,276
Swap premiums received	153,510
Investment advisory fees payable	72,029
Unrealized depreciation on foreign currency exchange contracts	46,911
Deferred income	4,369
Officer’s and Directors’ fees payable	4,159
Distribution fees payable	3,273
Unrealized depreciation on swaps	1,844
Other affiliates payable	344
Other accrued expenses payable	131,664

Total liabilities	5,904,894

Net Assets	$157,216,206

Net Assets Consist of:
Paid-in capital	$189,800,129
Undistributed net investment income	119,451
Accumulated net realized loss	(37,483,623)
Net unrealized appreciation/depreciation	4,780,249

Net Assets	$157,216,206

Net Asset Value:
Class I—Based on net assets of $142,392,327 and 19,148,641 shares outstanding, 200 million shares authorized, $0.10 par value	$7.44

Class III—Based on net assets of $14,823,879 and 1,992,978 shares outstanding, 100 million shares authorized, $0.10 par value	$7.44

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Interest	$10,610,082
Dividends—unaffiliated	174,421
Dividends—affiliated	2,904

Total income	10,787,407

Expenses:
Investment advisory	786,341
Transfer agent—Class I	180,584
Transfer agent—Class III	6,212
Professional	105,566
Accounting services	89,733
Printing	25,574
Custodian	24,948
Officer and Directors	24,539
Distribution—Class III	13,087
Miscellaneous	3,879

Total expenses	1,260,463
Less fees waived by Manager	(1,379)
Less transfer agent fees reimbursed—Class I	(119,215)
Less transfer agent fees reimbursed—Class III	(4,446)

Total expenses after fees waived and reimbursed	1,135,423

Net investment income	9,651,984

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	3,842,811
Financial futures contracts	(288,212)
Foreign currency transactions	(90,367)
Swaps	(42,727)

3,421,505

Net change in unrealized appreciation/depreciation on:
Investments	7,948,668
Foreign currency translations	(20,550)
Swaps	19,159

7,947,277

Total realized and unrealized gain	11,368,782

Net Increase in Net Assets Resulting from Operations	$21,020,766

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$9,651,984	$9,777,140
Net realized gain	3,421,505	770,848
Net change in unrealized appreciation/depreciation	7,947,277	(6,176,673)

Net increase in net assets resulting from operations	21,020,766	4,371,315

Dividends to Shareholders From:[1]
Net investment income:
Class I	(9,269,575)	(9,743,960)
Class III	(314,190)	—

Decrease in net assets resulting from dividends to shareholders	(9,583,765)	(9,743,960)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	11,293,388	5,535,284

Net Assets:
Total increase in net assets	22,730,389	162,639
Beginning of year	134,485,817	134,323,178

End of year	$157,216,206	$134,485,817

Undistributed net investment income	$119,451	$96,791

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$6.87	$7.13	$6.68	$4.64	$7.26

Net investment income[1]	0.48	0.50	0.53	0.54	0.57
Net realized and unrealized gain (loss)	0.56	(0.27)	0.44	2.03	(2.62)

Net increase (decrease) from investment operations	1.04	0.23	0.97	2.57	(2.05)

Dividends from net investment income[2]	(0.47)	(0.49)	(0.52)	(0.53)	(0.57)

Net asset value, end of year	$7.44	$6.87	$7.13	$6.68	$4.64

Total Investment Return:[3]
Based on net asset value	15.65%	3.33%	15.34%	58.00%	(29.88)%

Ratios to Average Net Assets:
Total expenses	0.86%	0.68%	0.71%	0.73%	0.68%

Total expenses after fees waived and/or reimbursed	0.77%	0.67%	0.71%	0.73%	0.68%

Net investment income	6.65%	6.98%	7.83%	9.45%	8.80%

Supplemental Data:
Net assets, end of year (000)	$142,392	$134,486	$134,323	$124,107	$93,348

Portfolio turnover	88%	82%	102%	107%	53%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights (concluded)

	Class III
	Period February 15, 2012[1] to December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of period	$7.12

Net investment income[2]	0.38
Net realized and unrealized gain (loss)	0.34

Net increase from investment operations	0.72

Dividends from net investment income[3]	(0.40)

Net asset value, end of period	$7.44

Total Investment Return:[4]
Based on net asset value	10.39%	[5]

Ratios to Average Net Assets:
Total expenses	1.29%	[6]

Total expenses after fees waived and/or reimbursed	1.19%	[6]

Net investment income	6.74%	[6]

Supplemental Data:
Net assets, end of period (000)	$14,824

Portfolio turnover	88%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on February 15, 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master

Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$20,675

Credit contracts	Unrealized appreciation on swaps	19,934
Total		$40,609

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(46,911)

Credit contracts	Unrealized depreciation on swaps	(1,844)
Total		$(48,755)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Credit contracts:
Swaps	$(42,727)
Equity contracts:
Financial futures contracts	(288,212)
Foreign currency exchange contracts:
Foreign currency transactions	(89,618)

Total	$(420,557)

Net Change in Unrealized Appreciation/Depreciation on
Credit contracts:
Swaps	$19,159
Foreign currency exchange contracts:
Foreign currency translations	(19,732)

Total	$(573)

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	31
Average notional value of contracts sold	$2,127,475
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	9
Average number of contracts—US dollars sold	1
Average US dollar amounts purchased	$3,287,712
Average US dollar amounts sold	$272,183
Credit default swaps:
Average number of contracts—buy protection	4
Average number of contracts—sell protection	1
Average notional value—buy protection	$210,000
Average notional value—sell protection	$116,708

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and the BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.55%
$250 Million—$500 Million	0.50%
$500 Million—$750 Million	0.45%
Greater than $750 Million	0.40%

For the year ended December 31, 2012, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $313,960,676.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,508 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services.

However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

4.    Investments:

Purchases and sales of investment including paydowns and excluding short-term securities for the year ended December 31, 2012, were $137,821,146 and $127,957,790, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to amortization methods on fixed income securities, foreign currency transactions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(5,897,675)
Undistributed net investment income . . . . . .	$(45,559)
Accumulated net realized loss . . . . . . . . . . . .	$5,943,234

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income . . . . . . . . . . . . . . . .	$9,583,765	$9,743,960

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income . . . . . . . . . . .	$441,670
Capital loss carryforwards . . . . . . . . . . . . . . .	(37,353,601)
Net unrealized gains [1]. . . . . . . . . . . .	4,328,008

Total	$(32,583,923)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income and the accounting for swap agreements.

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2013	$12,665,469
2014	4,347,980
2016	9,129,091
2017	11,211,061

Total	$37,353,601

During the year ended December 31, 2012, the Fund utilized $3,021,182 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$155,021,421

Gross unrealized appreciation	$8,108,110
Gross unrealized depreciation	(3,783,546)

Net unrealized appreciation	$4,324,564

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of December 31, 2012, the Fund had outstanding bridge loan commitments of $2,560,000. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Statement of Assets and Liabilities as deferred income.

8.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

9.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	991,978	$7,142,413	2,662,803	$19,190,102
Shares issued in reinvestment of dividends	1,313,719	9,409,115	1,388,390	9,831,628
Shares redeemed	(2,737,421)	(19,712,571)	(3,309,649)	(23,486,446)

Net increase (decrease)	(431,724)	$(3,161,043)	741,544	$5,535,284

	Period Ended December 31, 2012[1]
Class III	Shares	Amount
Shares sold	3,503,967	$25,384,529	—	—
Shares issued in reinvestment of dividends	33,978	246,767	—	—
Shares redeemed	(1,544,967)	(11,176,865)	—	—

Net increase	1,922,978	$14,454,431	—	—

Total Net Increase	1,491,254	$11,293,388	741,544	$5,535,284

[1]	For the period February 15, 2012 (recommencement of operations) to December 31, 2012.

10.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the MSCI All Country World Index (ACWI) ex-US.

What factors influenced performance?

—	Relative to the benchmark index, stock selection in the energy sector was the largest detractor from the Fund’s performance during the period. Within energy, UK-based natural gas company BG Group Plc was the largest individual detractor. Stock selection in the information technology sector also had a negative impact on relative results, with particularly poor performance from Japanese technology company Nidec Corp. From a geographical perspective, selection among United Kingdom stocks hindered returns for the period.

—	Contributing positively to relative performance was stock selection within financials, where ICICI Bank Ltd. (India) was the largest individual contributor. The Fund’s underweight to materials proved beneficial as the sector’s performance lagged during the period. Within materials, both stock selection and industry allocation had a positive impact on Fund returns. Australian mining and metals company Rio Tinto Plc was a standout performer. On a regional basis, selection among European equities boosted results.

Describe recent portfolio activity.

—	During the 12-month period, the Fund continued to allocate a greater portion of assets to core positions, which tend to be more defensive in nature, rather than taking tactical and opportunistic positions. In addition, the Fund sought opportunities to make direct investments in emerging markets, as opposed to indirect investments by holding shares of developed-market companies with exposure to emerging markets.

Describe portfolio positioning at period end.

—	Relative to the MSCI ACWI ex-US, the Fund ended the period with its largest overweights in consumer discretionary and health care as the Fund favored high-quality companies in these sectors, i.e., companies with sustainable business models and cash flow generation with potential for dividend compounding. The Fund’s most significant underweights at period end continued to be in financials and energy. With respect to geographic allocation, the Fund was overweight in Europe and underweight in Asia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses.

[3]	This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	11.06%	15.08%	(4.58)%	8.07%
MSCI All Country World Index ex-US	13.68	16.83	(2.89)	9.74

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Information as of December 31, 2012

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	28%
Switzerland	12
Japan	10
Sweden	9
United States	9
France	6
Germany	4
Belgium	3
South Korea	3
China	2
India	2
Netherlands	2
Russia	2
Indonesia	2
Argentina	2
Canada	2
Other[1]	2

[1]	Other includes a 1% or less investment in each of the following countries and regions: Brazil and Czech Republic.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,110.60	$5.31	$1,000.00	$1,020.11	$5.08	1.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instru ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 1.8%
MercadoLibre, Inc. (a)	30,005	$2,357,493
Belgium — 3.5%
Anheuser-Busch InBev NV	53,287	4,640,475
Brazil — 1.5%
Itau Unibanco Holding SA, Preference Shares	120,655	1,967,605
Canada — 1.7%
Rogers Communications, Inc., Class B	49,102	2,229,261
China — 2.4%
China Life Insurance Co. Ltd., Class H	436,000	1,444,058
Want Want China Holdings Ltd.	1,217,000	1,705,510

		3,149,568
Czech Republic — 1.0%
Komercni Banka AS	6,591	1,393,317
France — 5.5%
BNP Paribas SA	35,070	1,996,537
Sanofi	56,264	5,335,506

		7,332,043
Germany — 3.9%
Linde AG	29,554	5,170,420
India — 2.2%
ICICI Bank Ltd. — ADR	67,855	2,959,157
Indonesia — 1.8%
Bank Rakyat Indonesia Persero Tbk PT	3,410,500	2,473,479
Japan — 10.4%
Canon, Inc.	60,200	2,333,336
FANUC Corp.	17,400	3,237,260
Nissan Motor Co. Ltd.	567,300	5,383,038
SMC Corp.	16,000	2,906,471

		13,860,105
Netherlands — 2.1%
ASML Holding NV	44,023	2,823,355
Russia — 2.0%
Sberbank — ADR (b)	216,168	2,710,116
South Korea — 3.2%
POSCO	4,084	1,337,879
Samsung Electronics Co. Ltd.	2,080	2,988,543

		4,326,422
Sweden — 8.6%
Assa Abloy AB, Series B	106,751	4,018,395
Atlas Copco AB, A Shares	120,933	3,353,504
Hennes & Mauritz AB, B Shares	117,678	4,078,369

		11,450,268
Switzerland — 11.5%
Roche Holding AG	38,374	7,758,499

Common Stocks	Shares		Value
Switzerland (concluded)
The Swatch Group AG, Bearer Shares		7,231	$3,666,870
Zurich Insurance Group AG (b)		14,513	3,888,874

			15,314,243
United Kingdom — 28.0%
British Sky Broadcasting Group Plc		463,302	5,843,349
HSBC Holdings Plc		266,363	2,822,586
Imperial Tobacco Group Plc		172,124	6,673,513
Reckitt Benckiser Group Plc		60,640	3,849,402
Rio Tinto Plc		94,290	5,499,522
Royal Dutch Shell Plc, B Shares		164,926	5,883,950
Vodafone Group Plc		2,690,570	6,772,875

			37,345,197
United States — 8.6%
Agilent Technologies, Inc.		86,179	3,528,168
Expeditors International of Washington, Inc.		51,521	2,037,656
Liberty Global, Inc., Class A (b)		56,359	3,550,053
Veeco Instruments, Inc. (b)		78,113	2,305,896

			11,421,773
Total Long-Term Investments (Cost — $116,704,045) — 99.7%			132,924,297

Short-Term Securities
Money Market Funds — 1.9%
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.11% (c)(d)		432,585	432,585

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	USD	2,054	2,054,000

	Par (000)
Time Deposits — 0.0%
Denmark — 0.0%
Brown Brothers Harriman & Co., (0.15)%, 1/02/13	DKK	19	3,363
Total Short-Term Securities (Cost — $2,489,948) — 1.9%			2,489,948
Total Investments (Cost — $119,193,993) — 101.6%			135,414,245
Liabilities in Excess of Other Assets — (1.6)%			(2,106,059)

Net Assets — 100.0%			$133,308,186

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
USD	US Dollar
DKK	Danish Krone

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	1,413,490	(980,905)	432,585	$7,751
BlackRock Liquidity Series LLC, Money Market Series	$1,495,000	$559,000	$2,054,000	$55,157

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
AUD 5,210,000	USD 5,294,652	HSBC Holdings Plc	1/17/13	$110,056

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$2,357,493	—	—	$2,357,493
Belgium	—	$4,640,475	—	4,640,475
Brazil	1,967,605	—	—	1,967,605
Canada	2,229,261	—	—	2,229,261
China	—	3,149,568	—	3,149,568
Czech Republic	—	1,393,317	—	1,393,317
France	—	7,332,043	—	7,332,043
Germany	—	5,170,420	—	5,170,420
India	2,959,157	—	—	2,959,157
Indonesia	—	2,473,479	—	2,473,479
Japan	—	13,860,105	—	13,860,105
Netherlands	—	2,823,355	—	2,823,355

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012 (concluded):

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
Russia	—	$2,710,116	—	$2,710,116
South Korea	—	4,326,422	—	4,326,422
Sweden	—	11,450,268	—	11,450,268
Switzerland	—	15,314,243	—	15,314,243
United Kingdom	—	37,345,197	—	37,345,197
United States	$11,421,773	—	—	11,421,773
Short-Term Securities:
Money Market Funds	432,585	2,054,000	—	2,486,585
Time Deposits	—	3,363	—	3,363

Total	$21,367,874	$114,046,371	—	$135,414,245

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$110,056	—	$110,056

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instruments.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,002	—	—	$1,002
Liabilities:
Collateral on securities loaned at value	—	$(2,054,000)	—	(2,054,000)

Total	$1,002	$(2,054,000)	—	$(2,052,998)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $2,042,820) (cost—$116,707,408)	$132,927,660
Investments at value—affiliated (cost—$2,486,585)	2,486,585
Foreign currency at value (cost—$997)	1,002
Dividends receivable	545,024
Unrealized appreciation on foreign currency exchange contracts	110,056
Securities lending income receivable—affiliated	247
Capital shares sold receivable	76
Prepaid expenses	2,791

Total assets	136,073,441

Liabilities:
Collateral on securities loaned at value	2,054,000
Capital shares redeemed payable	486,848
Investment advisory fees payable	83,980
Officer’s and Directors’ fees payable	3,683
Other affiliates payable	443
Other accrued expenses payable	136,301

Total liabilities	2,765,255

Net Assets	$133,308,186

Net Assets Consist of:
Paid-in capital	$175,311,791
Undistributed net investment income	6,454
Accumulated net realized loss	(58,347,970)
Net unrealized appreciation/depreciation	16,337,911

Net Assets	$133,308,186

Net Asset Value:
Class I—Based on net assets of $133,308,186 and 14,750,053 shares outstanding, 100 million shares authorized, $0.10 par value	$9.04

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$3,933,386
Foreign taxes withheld	(241,098)
Securities lending—affiliated	55,157
Dividends—affiliated	7,751
Interest	200

Total income	3,755,396

Expenses:
Investment advisory	1,004,486
Transfer agent	179,248
Professional	89,521
Custodian	52,667
Accounting services	31,354
Officer and Directors	23,883
Printing	15,732
Miscellaneous	9,727

Total expenses	1,406,618
Less fees waived by Manager	(3,790)
Less transfer agent fees reimbursed	(112,423)

Total expenses after fees waived and reimbursed	1,290,405

Net investment income	2,464,991

Realized and Unrealized Gain:
Net realized gain from:
Investments	2,670,586
Foreign currency transactions	277,310

2,947,896

Net change in unrealized appreciation/depreciation on:
Investments	13,387,506
Foreign currency translations	114,782

13,502,288

Total realized and unrealized gain	16,450,184

Net Increase in Net Assets Resulting from Operations	$18,915,175

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$2,464,991	$3,441,757
Net realized gain (loss)	2,947,896	(5,733,451)
Net change in unrealized appreciation/depreciation	13,502,288	(19,190,346)

Net increase (decrease) in net assets resulting from operations	18,915,175	(21,482,040)

Dividends to Shareholders From:[1]
Net investment income	(2,386,868)	(3,966,780)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(17,691,077)	(14,770,950)

Net Assets:
Total decrease in net assets	(1,162,770)	(40,219,770)
Beginning of year	134,470,956	174,690,726

End of year	$133,308,186	$134,470,956

Undistributed (distributions in excess of) net investment income	$6,454	$(465,172)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$8.00	$9.55	$9.06	$7.11	$14.38

Net investment income[1]	0.16	0.19	0.14	0.16	0.31
Net realized and unrealized gain (loss)	1.04	(1.50)	0.45	1.97	(6.43)

Net increase (decrease) from investment operations	1.20	(1.31)	0.59	2.13	(6.12)

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.24)	(0.10)	(0.18)	(0.39)
Net realized gain	—	—	—	—	(0.76)

Total dividends and distributions	(0.16)	(0.24)	(0.10)	(0.18)	(1.15)

Net asset value, end of year	$9.04	$8.00	$9.55	$9.06	$7.11

Total Investment Return:[3]
Based on net asset value	15.08%	(13.71)%	6.57%	29.97%	(42.49)%

Ratios to Average Net Assets:
Total expenses	1.05%	0.89%	0.89%	0.92%	0.91%

Total expenses after fees waived and reimbursed	0.96%	0.88%	0.89%	0.91%	0.91%

Net investment income	1.84%	2.08%	1.61%	2.01%	2.71%

Supplemental Data:
Net assets, end of year (000)	$133,308	$134,471	$174,679	$184,713	$137,054

Portfolio turnover	106%	153%	119%	199%	118%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland Corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock International V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$110,056

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Loss From
Foreign Currency Transactions
Foreign currency exchange contracts	$(278,049)

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$110,056

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	3
Average number of contracts—US dollars sold	5
Average US dollar amounts purchased	$4,361,865
Average US dollar amounts sold	$7,411,107

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion—$3 Billion	0.71%
$3 Billion—$5 Billion	0.68%
$5 Billion—$10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by the Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,504 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $29,700 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $136,496,129 and $152,093,042, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$393,503
Accumulated net realized loss	$(393,503)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$2,386,868	$3,966,780

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$331,149
Capital loss carryforwards	(57,429,200)
Net unrealized gains[1]	15,745,593
Qualified late-year losses[2]	(651,147)

Total	$(42,003,605)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, and the timing of expenses.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$28,460,231
2017	26,038,359
No expiration dates[3]	2,930,610

Total	$57,429,200

[3]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2012, the Fund utilized $3,201,283 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$119,461,616

Gross unrealized appreciation	$16,501,212
Gross unrealized depreciation	(548,583)

Net unrealized appreciation	$15,952,629

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	12%
Pharmaceuticals	10
Machinery	7
Media	7
Wireless Telecommunication Services	7
Semiconductors & Semiconductor Equipment	6
Metals & Mining	5
Tobacco	5
Other[1]	41

[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in Class I Shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	461,981	$4,057,483	1,474,085	$13,751,971
Shares issued to shareholders in reinvestment of dividends	268,990	2,386,868	492,010	3,966,780
Shares redeemed	(2,800,021)	(24,135,428)	(3,446,757)	(32,489,701)

Net decrease	(2,069,050)	$(17,691,077)	(1,480,662)	$(14,770,950)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Large Cap Core V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

—	Relative to the benchmark index, negative performance in the information technology (“IT”), consumer staples and health care sectors overshadowed positive results in materials and consumer discretionary. Positioning within the IT sector was the largest detractor from the Fund’s performance, with holdings in the computers & peripherals industry representing the majority of the underperformance. In particular, the Fund held a bias toward commodity-exposed hardware securities, which struggled due to weakness in enterprise and personal computer demand. In addition, an underweight in Apple, Inc. early in the period detracted from performance as the stock rallied strongly, while an overweight in Apple, Inc. was negative in the second half of the period, when the shares fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season.

—	Within consumer staples, the Fund was overexposed to select grocers whose shares sank amid rising competitive pressures, while it was underweight in retailing giant Wal-Mart Stores, Inc., which outperformed for much of the year. The Fund eventually moved to an overweight in Wal-Mart Stores, Inc., which hindered returns later in the period when shares pulled back on a revenue miss and weaker-than-expected profit outlook for the all-important fourth quarter. Weakness in health care was most notable among managed care companies, which lagged as rising medical cost trends and pressure from health care reform threatened to keep a lid on earnings in the near term.

—	Conversely, stock selection proved advantageous in the materials sector, with standout performance in the chemicals industry. During the period, the Fund was overweight in fertilizer holding CF Industries Holdings, Inc., which saw profit margins soar due to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Holdings of containerboard manufacturers also boosted returns as recent industry consolidation resulted in improved competitive conditions and increased pricing power. Within consumer discretionary, an overweight in multiline retailer Dillard’s, Inc. lifted Fund performance as the company’s share price reached new highs during the period thanks to better-than-expected financial performance that further cemented its turnaround. Strength was also notable among the Fund’s travel-related holdings, which delivered earnings results that handily beat very low expectations and boasted strong forward hotel bookings. An overweight holding during the period in hotel operator Wyndham Worldwide Corp. and not holding poor-performing McDonald’s Corp. aided results as well.

Describe recent portfolio activity.

—	During the 12-month period, the Fund significantly increased exposure to the financials sector, moving from a substantial underweight at the start of the period to an overweight by year end. The Fund added to its energy and industrials holdings as well. These increases were funded by substantially reducing the Fund’s allocations to the health care sector, as well as consumer staples, utilities and consumer discretionary.

Describe portfolio positioning at period end.

—	Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by energy. Consumer staples and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	6.46%	12.75%	(1.11)%	7.41%
Class II Shares[4]	6.35	12.59	(1.27)	7.26	[6]
Class III Shares[4]	6.32	12.49	(1.37)[6]	7.14	[6]
Russell 1000® Index	6.44	16.42	1.92	7.52

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Information Technology	24%
Financials	17
Consumer Discretionary	12
Health Care	12
Energy	11
Industrials	9
Consumer Staples	8
Materials	5
Utilities	1
Telecommunication Services	1

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,064.60	$3.27	$1,000.00	$1,021.97	$3.20	0.63%
Class II	$1,000.00	$1,063.50	$4.05	$1,000.00	$1,021.22	$3.96	0.78%
Class III	$1,000.00	$1,063.20	$4.72	$1,000.00	$1,020.56	$4.62	0.91%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 2.1%
Delta Air Lines, Inc. (a)	353,900	$4,200,793
United Continental Holdings, Inc. (a)	211,698	4,949,499

		9,150,292
Auto Components — 1.1%
TRW Automotive Holdings Corp. (a)	91,550	4,907,995
Beverages — 1.8%
The Coca-Cola Co.	212,675	7,709,469
Capital Markets — 2.9%
The Goldman Sachs Group, Inc.	86,599	11,046,569
State Street Corp.	27,338	1,285,159

		12,331,728
Commercial Banks — 2.7%
SunTrust Banks, Inc.	46,649	1,322,499
US Bancorp	323,775	10,341,374

		11,663,873
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	82,225	2,405,081
Computers & Peripherals — 5.9%
Apple, Inc.	31,500	16,790,445
EMC Corp. (a)(b)	230,600	5,834,180
Western Digital Corp.	62,025	2,635,442

		25,260,067
Construction & Engineering — 1.7%
Fluor Corp.	45,400	2,666,796
KBR, Inc.	150,300	4,496,976

		7,163,772
Consumer Finance — 1.0%
Discover Financial Services	115,850	4,466,018
Containers & Packaging — 1.9%
Packaging Corp. of America	117,077	4,503,952
Rock-Tenn Co., Class A	52,899	3,698,169

		8,202,121
Diversified Financial Services — 6.2%
Citigroup, Inc.	314,799	12,453,448
JPMorgan Chase & Co.	316,383	13,911,361

		26,364,809
Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	125,400	5,426,058
Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc. (a)	82,600	2,528,386
Energy Equipment & Services — 0.5%
Oceaneering International, Inc.	43,450	2,337,176
Food & Staples Retailing — 4.4%
CVS Caremark Corp.	188,450	9,111,558
Wal-Mart Stores, Inc.	141,575	9,659,662

		18,771,220
Health Care Providers & Services — 2.5%
McKesson Corp.	50,450	4,891,632
UnitedHealth Group, Inc.	104,500	5,668,080

		10,559,712
Independent Power Producers & Energy Traders — 0.9%
The AES Corp.	163,950	1,754,265
NRG Energy, Inc.	84,150	1,934,609

		3,688,874

Common Stocks	Shares	Value
Industrial Conglomerates — 3.0%
3M Co.	112,725	$10,466,516
General Electric Co.	107,000	2,245,930

		12,712,446
Insurance — 3.6%
American International Group, Inc. (a)	147,400	5,203,220
The Chubb Corp.	65,100	4,903,332
The Travelers Cos., Inc.	74,675	5,363,158

		15,469,710
Internet Software & Services — 3.3%
Google, Inc., Class A (a)	20,150	14,293,805
IT Services — 5.3%
Alliance Data Systems Corp. (a)(b)	31,750	4,596,130
International Business Machines Corp.	16,450	3,150,997
MasterCard, Inc., Class A	20,900	10,267,752
Teradata Corp. (a)	73,400	4,542,726

		22,557,605
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	121,200	4,961,928
Machinery — 1.6%
Cummins, Inc.	18,825	2,039,689
Ingersoll-Rand Plc	102,700	4,925,492

		6,965,181
Media — 7.1%
Comcast Corp., Class A	303,100	11,329,878
News Corp., Class A	385,275	9,839,923
Time Warner Cable, Inc.	96,050	9,335,100

		30,504,901
Metals & Mining — 0.6%
Alcoa, Inc.	271,175	2,353,799
Multi-Utilities — 0.5%
Ameren Corp.	76,100	2,337,792
Multiline Retail — 1.1%
Dillard’s, Inc., Class A	43,805	3,669,545
Nordstrom, Inc.	19,800	1,059,300

		4,728,845
Office Electronics — 0.6%
Xerox Corp.	391,075	2,667,132
Oil, Gas & Consumable Fuels — 10.6%
Chevron Corp.	93,450	10,105,683
Exxon Mobil Corp.	181,275	15,689,351
Marathon Oil Corp.	135,775	4,162,862
Marathon Petroleum Corp.	110,275	6,947,325
Suncor Energy, Inc.	253,790	8,369,994

		45,275,215
Paper & Forest Products — 2.1%
Domtar Corp.	32,750	2,735,280
International Paper Co.	162,000	6,454,080

		9,189,360
Pharmaceuticals — 8.1%
Abbott Laboratories	91,525	5,994,887
Eli Lilly & Co.	76,000	3,748,320
Forest Laboratories, Inc. (a)	122,600	4,330,232
Johnson & Johnson	19,625	1,375,713
Merck & Co., Inc.	190,575	7,802,140

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Pfizer, Inc.	460,600	$11,551,848

		34,803,140
Semiconductors & Semiconductor Equipment — 1.6%
KLA-Tencor Corp.	141,025	6,735,354
Software — 5.9%
Activision Blizzard, Inc.	392,700	4,170,474
CA, Inc.	141,775	3,116,215
Microsoft Corp.	356,550	9,530,581
Oracle Corp.	248,700	8,286,684

		25,103,954
Specialty Retail — 0.8%
PetSmart, Inc.	50,575	3,456,295
Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B	107,400	5,541,840
Tobacco — 1.4%
Philip Morris International, Inc.	69,650	5,825,526
Total Long-Term Investments (Cost — $373,343,086) — 97.8%		418,420,479

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	5,864,862	$5,864,862

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (c)(d)(e)	$5,422	5,422,350
Total Short-Term Securities (Cost — $11,287,212) — 2.6%		11,287,212
Total Investments (Cost — $384,630,298) — 100.4%		429,707,691
Liabilities in Excess of Other Assets — (0.4)%		(1,854,228)

Net Assets — 100.0%		$427,853,463

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,033,288	3,831,574	5,864,862	$5,343
BlackRock Liquidity Series LLC, Money Market Series	$13,977,139	$(8,554,789)	$5,422,350	$286,525

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (concluded)

categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$418,420,479	—	—	$418,420,479
Short-Term Securities	5,864,862	$5,422,350	—	11,287,212

Total	$424,285,341	$5,422,350	—	$429,707,691

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value in the amount of $5,422,350 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $5,377,724) (cost—$373,343,086)	$418,420,479
Investments at value—affiliated (cost—$11,287,212)	11,287,212
Investments sold receivable	5,664,946
Capital shares sold receivable	521,086
Dividends receivable	370,348
Securities lending income receivable—affiliated	612
Prepaid expenses	5,311
Other assets	17,131

Total assets	436,287,125

Liabilities:
Collateral on securities loaned at value	5,422,350
Investments purchased payable	2,571,983
Investment advisory fees payable	168,838
Distribution fees payable	48,302
Capital shares redeemed payable	22,411
Officer’s and Directors’ fees payable	4,401
Other affiliates payable	518
Other accrued expenses payable	194,859

Total liabilities	8,433,662

Net Assets	$427,853,463

Net Assets Consist of:
Paid-in capital	$426,747,730
Undistributed net investment income	239,995
Accumulated net realized loss	(44,211,655)
Net unrealized appreciation/depreciation	45,077,393

Net Assets	$427,853,463

Net Asset Value:
Class I—Based on net assets of $191,226,834 and 7,485,662 shares outstanding, 200 million shares authorized, $0.10 par value	$25.55

Class II—Based on net assets of $4,603,021 and 180,087 shares outstanding, 100 million shares authorized, $0.10 par value	$25.56

Class III—Based on net assets of $232,023,608 and 9,114,984 shares outstanding, 100 million shares authorized, $0.10 par value	$25.46

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$8,395,601
Foreign taxes withheld	(14,882)
Securities lending—affiliated—net	286,525
Dividends—affiliated	5,343

Total income	8,672,587

Expenses:
Investment advisory	1,905,960
Distribution—Class II	6,449
Distribution—Class III	501,368
Transfer agent—Class I	281,496
Transfer agent—Class II	7,217
Transfer agent—Class III	280,237
Accounting services	110,202
Professional	108,040
Custodian	31,517
Officer and Directors	28,879
Registration	3,397
Printing	358
Miscellaneous	11,701

Total expenses	3,276,821
Less fees waived by Manager	(2,529)
Less transfer agent fees reimbursed—Class I	(195,356)
Less transfer agent fees reimbursed—Class II	(5,052)
Less transfer agent fees reimbursed—Class III	(140,969)

Total expenses after fees waived and reimbursed	2,932,915

Net investment income	5,739,672

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	16,735,079
Foreign currency transactions	327

16,735,406

Net change in unrealized appreciation/depreciation on:
Investments	22,354,086
Foreign currency translations	(25)

22,354,061

Total realized and unrealized gain	39,089,467

Net Increase in Net Assets Resulting from Operations	$44,829,139

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$5,739,672	$3,784,275
Net realized gain	16,735,406	19,720,842
Net change in unrealized appreciation/depreciation	22,354,061	(16,499,695)

Net increase in net assets resulting from operations:	44,829,139	7,005,422

Dividends to Shareholders From:[1]
Net investment income:
Class I	(2,785,553)	(2,314,382)
Class II	(60,376)	(43,949)
Class III	(2,838,335)	(1,418,872)

Decrease in net assets resulting from dividends to shareholders	(5,684,264)	(3,777,203)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	45,085,199	34,531,218

Net Assets:
Total increase in net assets	84,230,074	37,759,437
Beginning of year	343,623,389	305,863,952

End of year	$427,853,463	$343,623,389

Undistributed net investment income	$239,995	$184,260

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$23.00	$22.73	$21.04	$17.38	$29.75

Net investment income[1]	0.39	0.29	0.23	0.26	0.27
Net realized and unrealized gain (loss)	2.54	0.26	1.69	3.66	(11.80)

Net increase (decrease) from investment operations	2.93	0.55	1.92	3.92	(11.53)

Dividends and distributions from:[2]
Net investment income	(0.38)	(0.28)	(0.23)	(0.26)	(0.31)
Net realized gain	—	—	—	—	(0.53)

Total dividends and distributions	(0.38)	(0.28)	(0.23)	(0.26)	(0.84)

Net asset value, end of year	$25.55	$23.00	$22.73	$21.04	$17.38

Total Investment Return:[3]
Based on net asset value	12.75%	2.40%	9.12%	22.54%	(38.75)%

Ratios to Average Net Assets:
Total expenses	0.69%	0.56%	0.57%	0.62%	0.60%

Total expenses after fees waived and reimbursed	0.59%	0.56%	0.57%	0.62%	0.60%

Net investment income	1.56%	1.21%	1.10%	1.42%	1.12%

Supplemental Data:
Net assets, end of year (000)	$191,227	$193,953	$217,059	$228,900	$225,183

Portfolio turnover	110%	101%	151%	165%	104%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$23.01	$22.74	$21.05	$17.40	$29.74

Net investment income[1]	0.35	0.23	0.21	0.23	0.21
Net realized and unrealized gain (loss)	2.54	0.27	1.68	3.66	(11.77)

Net increase (decrease) from investment operations	2.89	0.50	1.89	3.89	(11.56)

Dividends and distributions from:[2]
Net investment income	(0.34)	(0.23)	(0.20)	(0.24)	(0.25)
Net realized gain	—	—	—	—	(0.53)

Total dividends and distributions	(0.34)	(0.23)	(0.20)	(0.24)	(0.78)

Net asset value, end of year	$25.56	$23.01	$22.74	$21.05	$17.40

Total Investment Return:[3]
Based on net asset value	12.59%	2.20%	8.98%	22.35%	(38.85)%

Ratios to Average Net Assets:
Total expenses	0.85%	0.71%	0.72%	0.77%	0.74%

Total expenses after fees waived and reimbursed	0.74%	0.71%	0.72%	0.77%	0.74%

Net investment income	1.42%	1.00%	0.98%	1.20%	0.84%

Supplemental Data:
Net assets, end of year (000)	$4,603	$4,239	$8,026	$6,176	$1,644

Portfolio turnover	110%	101%	151%	165%	104%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,			Period January 27, 2009[1] to December 31, 2009
	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$22.92	$22.67	$21.00	$16.75

Net investment income[2]	0.32	0.25	0.20	0.21
Net realized and unrealized gain	2.54	0.23	1.66	4.28

Net increase (decrease) from investment operations	2.86	0.48	1.86	4.49

Dividends and distributions from:[3]
Net investment income	(0.32)	(0.23)	(0.19)	(0.24)
Net realized gain	—	—	—	—

Total dividends and distributions	(0.32)	(0.23)	(0.19)	(0.24)

Net asset value, end of period	$25.46	$22.92	$22.67	$21.00

Total Investment Return:[4]
Based on net asset value	12.49%	2.11%	8.88%	26.77%	[5]

Ratios to Average Net Assets:
Total expenses	0.94%	0.81%	0.82%	0.87%	[6]

Total expenses after fees waived and reimbursed	0.87%	0.81%	0.82%	0.87%	[6]

Net investment income	1.30%	1.05%	0.93%	1.10%	[6]

Supplemental Data:
Net assets, end of period (000)	$232,024	$145,432	$80,779	$25,806

Portfolio turnover	110%	101%	151%	165%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Core V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund’s does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million—$300 Million	0.450%
$300 Million—$400 Million	0.425%
Greater than $400 Million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $3,813 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $154,320 in securities lending agent fees related to securities lending activities for the Fund.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $476,857,311 and $438,455,514, respectively.

4.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$327
Accumulated net realized loss	$(327)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$5,684,264	$3,777,203

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$239,995
Capital loss carryforward	(40,812,047)
Net unrealized gains[1]	41,999,186
Qualified late-year losses[2]	(321,401)

Total	$1,105,733

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $40,812,047 all of which is due to expire December 31, 2017.

During the year ended December 31, 2012, the Fund utilized $17,458,135 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$387,708,505

Gross unrealized appreciation	$47,339,263
Gross unrealized depreciation	(5,340,077)

Net unrealized appreciation	$41,999,186

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	56,347	$1,403,162	72,908	$1,674,772
Shares issued to shareholders in reinvestment of dividends	110,994	2,785,553	99,822	2,314,382
Shares redeemed	(1,115,584)	(27,843,369)	(1,286,987)	(30,607,733)

Net decrease	(948,243)	$(23,654,654)	(1,114,257)	$(26,618,579)

Class II
Shares sold	60,573	$1,515,661	213,247	$5,263,522
Shares issued to shareholders in reinvestment of dividends	2,405	60,376	1,889	43,949
Shares redeemed	(67,103)	(1,689,572)	(383.855)	(9,006,699)

Net decrease	(4,125)	$(113,535)	(168,719)	$(3,699,228)

Class III
Shares sold	2,957,882	$73,563,043	3,069,618	$72,062,131
Shares issued to shareholders in reinvestment of dividends	113,512	2,838,335	61,448	1,418,872
Shares redeemed	(300,302)	(7,547,990)	(349,786)	(8,631,978)

Net increase	2,771,092	$68,853,388	2,781,280	$64,849,025

Total Net Increase	1,818,724	$45,085,199	1,498,304	$34,531,218

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, Class I Shares performed in line with and Class III Shares underperformed the Fund’s benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

—	Relative to the benchmark index, negative performance in the health care and information technology (“IT”) sectors overshadowed positive results in materials, energy and consumer discretionary. Stock selection in the health care sector was the largest detractor from performance. In particular, the Fund’s managed care holdings lagged as rising medical cost trends and pressure from health care reform threatened to keep a lid on earnings in the near term. Additionally, the Fund was overexposed to pharmacy benefit manager Express Scripts Holdings, Inc., whose shares plunged on notable caution about the company’s outlook for 2013. In the IT sector, an underweight in Apple, Inc. early in the period hindered results as the stock rallied strongly, while an overweight in Apple, Inc. was negative in the second half of the period, when shares fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season. Also detracting from performance was a bias towards commodity-exposed hardware securities, which struggled due to weakness in enterprise and personal computer demand. Additionally, shares of The Western Union Co. plummeted on lowered guidance as economic conditions and the competitive backdrop continued to weigh on the company.

—	Contributing positively to results was stock selection in the materials sector, with standout performance in the chemicals industry. An overweight in specialty chemical holding PPG Industries, Inc. significantly boosted returns as the company benefited from improved pricing and raw material costs along with favorable capital allocation and restructuring decisions. Also helpful was the Fund’s overweight in fertilizer holding CF Industries Holdings, Inc., which saw profit margins soar due to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Elsewhere, an overweight in containerboard manufacturers contributed positively as recent industry consolidation resulted in improved competitive conditions and increased pricing power.

—	Within energy, the Fund’s sizable underweight in equipment & services proved beneficial as the industry experienced broad weakness during the 12-month period. In consumer discretionary, an overweight in media stocks contributed positively. The Fund’s cable provider holdings performed well due to the proliferation of high-speed broadband internet services. Stable capital expenditures drove improved free cash flow generation and capital returns as well. Strength was also notable among the Fund’s travel-related holdings, which delivered earnings results that handily beat very low expectations and boasted strong hotel bookings. Additionally, not holding poor-performing McDonald’s Corp. aided Fund results.

Describe recent portfolio activity.

—	During the 12-month period, the Fund significantly increased exposure to the industrials and financials sectors. These increases were funded by substantially reducing the Fund’s allocations to health care and consumer discretionary.

Describe portfolio positioning at period end.

—	Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweights in materials and IT, while health care and industrials were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	3.88%	15.22%	0.50%	6.65%
Class III Shares[4]	3.66	14.82	0.24	6.39	[6]
Russell 1000® Growth Index	4.71	15.26	3.12	7.52

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Information Technology	32%
Consumer Discretionary	18
Industrials	11
Consumer Staples	11
Health Care	10
Materials	6
Energy	5
Financials	4
Telecommunication Services	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expenses Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,038.80	$4.36	$1,000.00	$1,020.86	$4.32	0.85%
Class III	$1,000.00	$1,036.60	$5.63	$1,000.00	$1,019.61	$5.58	1.10%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
The Boeing Co.	18,100	$1,364,016
Textron, Inc.	40,100	994,079

		2,358,095
Airlines — 2.3%
Delta Air Lines, Inc. (a)	90,100	1,069,487
United Continental Holdings, Inc. (a)	54,258	1,268,552

		2,338,039
Beverages — 3.0%
The Coca-Cola Co.	85,800	3,110,250
Biotechnology — 1.0%
Myriad Genetics, Inc. (a)	39,300	1,070,925
Chemicals — 2.2%
CF Industries Holdings, Inc.	2,850	579,006
PPG Industries, Inc.	12,400	1,678,340

		2,257,346
Commercial Banks — 1.0%
US Bancorp	32,200	1,028,468
Computers & Peripherals — 10.0%
Apple, Inc.	14,710	7,840,871
EMC Corp. (a)	74,300	1,879,790
Western Digital Corp.	14,900	633,101

		10,353,762
Construction & Engineering — 0.8%
Fluor Corp.	14,200	834,108
Consumer Finance — 1.0%
Discover Financial Services	27,600	1,063,980
Containers & Packaging — 2.0%
Packaging Corp. of America	53,417	2,054,952
Diversified Financial Services — 0.7%
The NASDAQ OMX Group, Inc.	30,400	760,304
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	37,300	1,613,971
Energy Equipment & Services — 0.6%
Oceaneering International, Inc.	11,400	613,206
Food & Staples Retailing — 4.7%
CVS Caremark Corp.	40,600	1,963,010
Wal-Mart Stores, Inc.	42,100	2,872,483

		4,835,493
Food Products — 0.7%
ConAgra Foods, Inc.	26,500	781,750
Health Care Providers & Services — 2.8%
McKesson Corp.	17,500	1,696,800
UnitedHealth Group, Inc.	21,800	1,182,432

		2,879,232
Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc.	33,700	774,763
Industrial Conglomerates — 2.9%
3M Co.	32,400	3,008,340
Insurance — 1.4%
The Travelers Cos., Inc.	19,600	1,407,672
Internet Software & Services — 4.9%
Google, Inc., Class A (a)	7,075	5,018,793

Common Stocks	Shares	Value
IT Services — 8.4%
Alliance Data Systems Corp. (a)	9,300	$1,346,268
International Business Machines Corp.	14,000	2,681,700
MasterCard, Inc., Class A	5,964	2,929,994
Teradata Corp. (a)	28,200	1,745,298

		8,703,260
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	34,400	1,408,336
Machinery — 3.1%
Cummins, Inc.	8,800	953,480
Ingersoll-Rand Plc	32,100	1,539,516
Parker Hannifin Corp.	8,100	688,986

		3,181,982
Media — 11.8%
Comcast Corp., Class A	77,200	2,885,736
John Wiley & Sons, Inc., Class A	9,200	358,156
The McGraw-Hill Cos., Inc.	24,100	1,317,547
News Corp., Class A	94,300	2,408,422
Time Warner Cable, Inc.	26,700	2,594,973
The Walt Disney Co.	52,400	2,608,996

		12,173,830
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	13,500	547,560
Oil, Gas & Consumable Fuels — 4.2%
Chevron Corp.	9,800	1,059,772
Exxon Mobil Corp.	12,200	1,055,910
Suncor Energy, Inc.	66,520	2,193,830

		4,309,512
Paper & Forest Products — 1.4%
International Paper Co.	37,300	1,486,032
Pharmaceuticals — 4.8%
Abbott Laboratories	40,400	2,646,200
Bristol-Myers Squibb Co.	24,400	795,196
Eli Lilly & Co.	17,900	882,828
Warner Chilcott Plc, Class A	54,900	660,996

		4,985,220
Semiconductors & Semiconductor Equipment — 1.6%
KLA-Tencor Corp.	34,100	1,628,616
Software — 6.9%
Microsoft Corp.	150,000	4,009,500
Oracle Corp.	93,200	3,105,424

		7,114,924
Specialty Retail — 3.6%
Limited Brands, Inc.	20,900	983,554
PetSmart, Inc.	18,700	1,277,958
TJX Cos., Inc.	35,160	1,492,542

		3,754,054
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	32,200	1,661,520
Tobacco — 2.9%
Philip Morris International, Inc.	35,700	2,985,948
Total Long-Term Investments (Cost — $90,713,933) — 98.8%		102,104,243

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(c)	2,268,573	$2,268,573
Total Short-Term Securities (Cost — $2,268,573) — 2.2%		2,268,573
Total Investments (Cost — $92,982,506) — 101.0%		104,372,816
Liabilities in Excess of Other Assets — (1.0)%		(1,066,564)

Net Assets — 100.0%		$103,306,252

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	2,268,573	2,268,573	$1,742
BlackRock Liquidity Series LLC, Money Market Series	$858,926	$(858,926)	—	$74,448

(c)	Represents the current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements as contained in Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$102,104,243	—	—	$102,104,243
Short-Term Securities	2,268,573	—	—	2,268,573

Total	$104,372,816	—	—	$104,372,816

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the period ended December 31, 2012.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$90,713,933)	$102,104,243
Investments at value—affiliated (cost—$2,268,573)	2,268,573
Investments sold receivable	62,286
Dividends receivable	54,496
Capital shares sold receivable	29,823
Securities lending income receivable—affiliated	201
Prepaid expenses	1,760

Total assets	104,521,382

Liabilities:
Investments purchased payable	1,022,031
Capital shares redeemed payable	60,004
Investment advisory fees payable	57,033
Officer’s and Directors’ fees payable	3,486
Distribution fees payable	2,388
Other affiliates payable	246
Other accrued expenses payable	69,942

Total liabilities	1,215,130

Net Assets	$103,306,252

Net Assets Consist of:
Paid-in capital	$92,071,151
Accumulated net realized loss	(155,209)
Net unrealized appreciation/depreciation	11,390,310

Net Assets	$103,306,252

Net Asset Value:
Class I—Based on net assets of $91,778,080 and 7,956,447 shares outstanding, 100 million shares authorized, $0.10 par value	$11.54

Class III—Based on net assets of $11,528,172 and 1,003,255 shares outstanding, 100 million shares authorized, $0.10 par value	$11.49

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$2,284,060
Foreign taxes withheld	(4,028)
Securities lending—affiliated—net	74,448
Dividends—affiliated	1,742

Total income	2,356,222

Expenses:
Investment advisory	694,692
Distribution—Class III	26,614
Transfer agent—Class I	132,824
Transfer agent—Class III	14,114
Professional	45,211
Accounting services	26,363
Officer and Directors	22,829
Custodian	17,521
Printing	11,430
Miscellaneous	7,151

Total expenses	998,749
Less fees waived by Manager	(825)
Less transfer agent fees reimbursed—Class I	(83,087)
Less transfer agent fees reimbursed—Class III	(8,422)

Total expenses after fees waived and reimbursed	906,415

Net investment income	1,449,807

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	8,364,800
Foreign currency transactions	76

8,364,876

Net change in unrealized appreciation/depreciation on investments	4,924,235

Total realized and unrealized gain	13,289,111

Net Increase in Net Assets Resulting from Operations	$14,738,918

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$1,449,807	$865,592
Net realized gain	8,364,876	20,586,264
Net change in unrealized appreciation/depreciation	4,924,235	(18,375,774)

Net increase in net assets resulting from operations	14,738,918	3,076,082

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Class I	(1,298,233)	(822,232)
Class III	(137,356)	(59,176)
Net realized gain:
Class I	(6,717,774)	(213,071)
Class III	(846,205)	(20,460)

Decrease in net assets resulting from dividends and distributions to shareholders	(8,999,568)	(1,114,939)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(1,653,006)	(12,058,108)

Net Assets:
Total increase (decrease) in net assets	4,086,344	(10,096,965)
Beginning of year	99,219,908	109,316,873

End of year	$103,306,252	$99,219,908

Undistributed net investment income	—	$5,585

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.99	$10.84	$9.45	$7.49	$12.71

Net investment income[1]	0.17	0.09	0.07	0.05	0.05
Net realized and unrealized gain (loss)	1.48	0.19	1.38	1.96	(5.22)

Net increase (decrease) from investment operations	1.65	0.28	1.45	2.01	(5.17)

Dividends and distributions from:[2]
Net investment income	(0.18)	(0.10)	(0.06)	(0.05)	(0.05)
Net realized gain	(0.92)	(0.03)	—	—	—

Total dividends and distributions	(1.10)	(0.13)	(0.06)	(0.05)	(0.05)

Net asset value, end of year	$11.54	$10.99	$10.84	$9.45	$7.49

Total Investment Return:[3]
Based on net asset value	15.22%	2.55%	15.38%	26.81%	(40.70)%

Ratios to Average Net Assets:
Total expenses	0.91%	0.78%	0.75%	0.77%	0.79%

Total expenses after fees waived and reimbursed	0.82%	0.78%	0.75%	0.77%	0.79%

Net investment income	1.38%	0.81%	0.67%	0.63%	0.45%

Supplemental Data:
Net assets, end of year (000)	$91,778	$90,543	$103,607	$159,615	$111,216

Portfolio turnover	102%	106%	171%	167%	139%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.96	$10.81	$9.43	$7.47	$12.68

Net investment income[1]	0.14	0.07	0.05	0.03	0.02
Net realized and unrealized gain (loss)	1.46	0.19	1.37	1.96	(5.21)

Net increase (decrease) from investment operations	1.60	0.26	1.42	1.99	(5.19)

Dividends and distributions from:[2]
Net investment income	(0.15)	(0.08)	(0.04)	(0.03)	(0.02)
Net realized gain	(0.92)	(0.03)	—	—	—

Total dividends and distributions	(1.07)	(0.11)	(0.04)	(0.03)	(0.02)

Net asset value, end of year	$11.49	$10.96	$10.81	$9.43	$7.47

Total Investment Return:[3]
Based on net asset value	14.82%	2.33%	15.10%	26.63%	(40.89)%

Ratios to Average Net Assets:
Total expenses	1.16%	1.03%	1.00%	1.02%	1.04%

Total expenses after fees waived and reimbursed	1.08%	1.03%	1.00%	1.02%	1.04%

Net investment income	1.16%	0.65%	0.48%	0.39%	0.23%

Supplemental Data:
Net assets, end of year (000)	$11,528	$8,677	$5,709	$3,438	$2,707

Portfolio turnover	102%	106%	171%	167%	139%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Growth V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day,

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion—$3 Billion	0.61%
$3 Billion—$5 Billion	0.59%
$5 Billion—$10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,124 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $40,088 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $106,945,872 and $117,273,609, respectively.

4.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$(19,803)
Accumulated net realized loss	$19,803

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$3,412,626	$881,408
Long-term capital gains	5,586,942	233,531

Total	$8,999,568	$1,114,939

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Net unrealized gains[1]	$11,282,383
Qualified late-year losses[2]	(47,282)

Total	$11,235,101

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$93,090,433

Gross unrealized appreciation	$12,894,547
Gross unrealized depreciation	(1,612,164)

Net unrealized appreciation	$11,282,383

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	331,811	$4,100,379	654,033	$7,370,239
Shares issued in reinvestment of dividends and distributions	706,843	8,016,007	93,778	1,035,303
Shares redeemed	(1,318,000)	(16,298,158)	(2,067,555)	(23,568,686)

Net decrease	(279,346)	$(4,181,772)	(1,319,744)	$(15,163,144)

Class III Shares
Shares sold	364,009	$4,487,918	571,569	$6,574,459
Shares issued in reinvestment of dividends and distributions	87,114	983,561	7,232	79,636
Shares redeemed	(239,710)	(2,942,713)	(315,067)	(3,549,059)

Net increase	211,413	$2,528,766	263,734	$3,105,036

Total Net Decrease	(67,933)	$(1,653,006)	(1,056,010)	$(12,058,108)

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Growth V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Large Cap Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

—	Relative to the benchmark index, negative performance in the financials, information technology (“IT”) and health care sectors overshadowed positive results in consumer discretionary, utilities and materials. Both stock selection and sector exposure resulted in the Fund’s underperformance in financials. The Fund was overexposed to select life insurers that struggled amid the sharp declines in interest rates and concerns about underwriting quality. The Fund’s underweight to financials hindered results as financials rallied strongly over the period, most notably within diversified financial services and commercial banks. In the IT sector, the Fund’s positioning within the computers & peripherals industry represented the majority of the underperformance. In particular, the Fund held a bias toward commodity-exposed hardware securities, which struggled due to weakness in enterprise and personal computer demand. Holdings of select software names also had a negative impact on returns. Weakness in health care was most notable among managed care companies, which lagged as rising medical cost trends and pressure from health care reform threatened to keep a lid on earnings in the near term.

—	Contributing positively to performance were stock selection and allocation decisions within the consumer discretionary sector. Strength was most notable among the Fund’s travel-related holdings, which delivered earnings results that handily beat very low expectations and boasted strong hotel bookings. In addition, an overweight in multiline retailer Dillard’s, Inc. lifted Fund performance as the company’s share price reached new highs during the period thanks to better-than-expected financial performance that further cemented its turnaround. Also aiding results was the Fund’s underweight to the defensive utilities sector, especially traditional regulated utilities. Utilities trailed other sectors as investors sought riskier assets during the period. Additionally, lofty valuations and, later in the year, the prospect of higher tax rates on dividends lessened the appeal of the higher-yielding group. The Fund benefited from positioning within materials as well, with standout performance in the chemicals industry. During the period, the Fund was overweight in fertilizer holding CF Industries Holdings, Inc., which saw profit margins soar due to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Holdings of containerboard manufacturers also boosted returns as recent industry consolidation resulted in improved competitive conditions and increased pricing power.

Describe recent portfolio activity.

—	During the 12-month period, the Fund significantly increased exposure to the financials sector and materially added to its energy holdings. These increases were funded by substantially reducing the Fund’s allocations to health care, IT and consumer staples.

Describe portfolio positioning at period end.

—	Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweight in health care, followed by IT and materials, while the most significant underweight was in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	8.49%	13.58%	(2.56)%	7.40%
Class II Shares[4]	8.39	13.35	(2.72)	7.27	[6]
Class III Shares[4]	8.36	13.26	(2.90)[6]	7.08	[6]
Russell 1000® Value Index	8.13	17.51	0.59	7.38

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Financials	27%
Energy	16
Health Care	15
Industrials	9
Consumer Discretionary	9
Information Technology	8
Consumer Staples	6
Materials	6
Utilities	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,084.90	$4.14	$1,000.00	$1,021.17	$4.01	0.79%
Class II	$1,000.00	$1,083.90	$5.13	$1,000.00	$1,020.21	$4.98	0.98%
Class III	$1,000.00	$1,083.60	$6.02	$1,000.00	$1,019.36	$5.84	1.15%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.1%
Raytheon Co.	925	$53,243
Airlines — 2.1%
Delta Air Lines, Inc. (a)	86,100	1,022,007
United Continental Holdings, Inc. (a)	49,237	1,151,161

		2,173,168
Auto Components — 0.9%
Lear Corp.	1,325	62,063
TRW Automotive Holdings Corp. (a)	16,400	879,204

		941,267
Beverages — 0.9%
Constellation Brands, Inc., Class A (a)	27,500	973,225
Capital Markets — 3.9%
The Goldman Sachs Group, Inc.	24,528	3,128,792
State Street Corp.	17,800	836,778

		3,965,570
Commercial Banks — 4.0%
Regions Financial Corp.	36,400	259,168
SunTrust Banks, Inc.	25,700	728,595
US Bancorp	91,425	2,920,114
Wells Fargo & Co.	6,250	213,625

		4,121,502
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	26,425	772,931
Computers & Peripherals — 1.3%
Hewlett-Packard Co.	47,000	669,750
Western Digital Corp.	15,400	654,346

		1,324,096
Construction & Engineering — 1.1%
KBR, Inc.	37,900	1,133,968
Consumer Finance — 1.3%
Discover Financial Services	34,325	1,323,229
Containers & Packaging — 2.3%
Packaging Corp. of America	14,300	550,121
Rock-Tenn Co., Class A	25,960	1,814,864

		2,364,985
Diversified Financial Services — 10.2%
Bank of America Corp.	102,500	1,189,000
Citigroup, Inc.	97,468	3,855,834
JPMorgan Chase & Co.	108,866	4,786,838
The NASDAQ OMX Group, Inc.	26,525	663,390

		10,495,062
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	28,100	947,251
Verizon Communications, Inc.	20,075	868,645

		1,815,896
Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc. (a)	21,900	670,359
Food & Staples Retailing — 4.4%
CVS Caremark Corp.	53,575	2,590,351
Wal-Mart Stores, Inc.	27,500	1,876,325

		4,466,676

Common Stocks	Shares	Value
Food Products — 0.4%
Smithfield Foods, Inc. (a)	17,850	$385,025
Health Care Providers & Services — 3.5%
Humana, Inc.	11,375	780,666
McKesson Corp.	9,000	872,640
UnitedHealth Group, Inc.	35,200	1,909,248

		3,562,554
Household Products — 0.4%
The Procter & Gamble Co.	5,400	366,606
Independent Power Producers & Energy Traders — 1.7%
The AES Corp.	100,450	1,074,815
NRG Energy, Inc.	27,000	620,730

		1,695,545
Industrial Conglomerates — 3.4%
3M Co.	23,675	2,198,224
General Electric Co.	59,275	1,244,182

		3,442,406
Insurance — 7.1%
Allied World Assurance Co. Holdings AG	3,000	236,400
American Financial Group, Inc.	27,000	1,067,040
American International Group, Inc. (a)	40,600	1,433,180
Berkshire Hathaway, Inc., Class B (a)	2,625	235,463
The Chubb Corp.	18,425	1,387,771
HCC Insurance Holdings, Inc.	21,325	793,503
RenaissanceRe Holdings Ltd.	6,600	536,316
The Travelers Cos., Inc.	21,500	1,544,130

		7,233,803
IT Services — 0.2%
Total System Services, Inc.	9,700	207,774
Machinery — 1.8%
Ingersoll-Rand Plc	37,000	1,774,520
Oshkosh Corp. (a)	2,200	65,230

		1,839,750
Media — 7.2%
Comcast Corp., Class A	75,000	2,803,500
News Corp., Class A	98,850	2,524,629
Time Warner Cable, Inc.	21,500	2,089,585

		7,417,714
Metals & Mining — 0.4%
Alcoa, Inc.	43,450	377,146
Multi-Utilities — 0.2%
Ameren Corp.	8,300	254,976
Multiline Retail — 1.0%
Dillard’s, Inc., Class A	12,425	1,040,842
Office Electronics — 0.7%
Xerox Corp.	99,175	676,374
Oil, Gas & Consumable Fuels — 16.2%
Chevron Corp.	44,550	4,817,637
Exxon Mobil Corp.	82,700	7,157,685
Marathon Oil Corp.	12,700	389,382
Marathon Petroleum Corp.	34,250	2,157,750
Suncor Energy, Inc.	64,395	2,123,747

		16,646,201

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products — 2.8%
Domtar Corp.	14,325	$1,196,424
International Paper Co.	42,800	1,705,152

		2,901,576
Pharmaceuticals — 11.4%
Abbott Laboratories	18,500	1,211,750
Eli Lilly & Co.	21,125	1,041,885
Forest Laboratories, Inc. (a)	35,750	1,262,690
Johnson & Johnson	2,775	194,528
Merck & Co., Inc.	80,975	3,315,116
Pfizer, Inc.	186,100	4,667,388

		11,693,357
Semiconductors & Semiconductor Equipment — 1.7%
KLA-Tencor Corp.	35,975	1,718,166
Software — 3.7%
Activision Blizzard, Inc.	99,400	1,055,628
CA, Inc.	25,400	558,292

Common Stocks	Shares	Value
Software (concluded)
Microsoft Corp.	36,500	$975,645
Oracle Corp.	34,800	1,159,536

		3,749,101
Total Long-Term Investments (Cost — $89,899,285) — 99.4%		101,804,093

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(c)	748,306	748,306
Total Short-Term Securities (Cost — $748,306) — 0.7%		748,306
Total Investments (Cost — $90,647,591) — 100.1%		102,552,399
Liabilities in Excess of Other Assets — (0.1)%		(125,707)

Net Assets — 100.0%		$102,426,692

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	—	748,306	748,306	$1,094
BlackRock Liquidity Series LLC, Money Market Series	$4,570,914	$(4,570,914)	—	$12,730

(c)	Represents the current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments	$101,804,093	—	—	$101,804,093
Short-Term Securities	748,306	—	—	748,306

Total	$102,552,399	—	—	$102,552,399

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$89,899,285)	$101,804,093
Investments at value—affiliated (cost—$748,306)	748,306
Investments sold receivable	2,635,079
Dividends receivable	118,236
Capital shares sold receivable	1,145
Securities lending income receivable—affiliated	45
Prepaid expenses	1,769

Total assets	105,308,673

Liabilities:
Investments purchased payable	2,688,818
Capital shares redeemed payable	60,862
Investment advisory fees payable	56,516
Officer’s and Directors’ fees payable	3,532
Distribution fees payable	764
Other affiliates payable	287
Other accrued expenses payable	71,202

Total liabilities	2,881,981

Net Assets	$102,426,692

Net Assets Consist of:
Paid-in capital	$92,446,794
Undistributed net investment income	82,951
Accumulated net realized loss	(2,007,861)
Net unrealized appreciation/depreciation	11,904,808

Net Assets	$102,426,692

Net Asset Value:
Class I—Based on net assets of $97,758,338 and 9,113,325 shares outstanding, 100 million shares authorized, $0.10 par value	$10.73

Class II—Based on net assets of $3,681,683 and 342,530 shares outstanding, 100 million shares authorized, $0.10 par value	$10.75

Class III—Based on net assets of $986,671 and 92,590 shares outstanding, 100 million shares authorized, $0.10 par value	$10.66

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$2,355,578
Foreign taxes withheld	(2,653)
Securities lending—affiliated—net	12,730
Dividends—affiliated	1,094

Total income	2,366,749

Expenses:
Investment advisory	793,923
Distribution—Class II	8,344
Distribution—Class III	2,765
Transfer agent—Class I	135,744
Transfer agent—Class II	8,691
Transfer agent—Class III	1,507
Professional	42,563
Accounting services	26,013
Officer and Directors	23,096
Custodian	16,492
Printing	15,252
Miscellaneous	8,050

Total expenses	1,082,440
Less fees waived by Manager	(60,963)
Less transfer agent fees reimbursed—Class I	(130,411)
Less transfer agent fees reimbursed—Class II	(6,602)
Less transfer agent fees reimbursed—Class III	(603)

Total expenses after fees waived and reimbursed	883,861

Net investment income	1,482,888

Realized and Unrealized Gain:
Net realized gain from:
Investments	9,210,873
Foreign currency transactions	74

9,210,947

Net change in unrealized appreciation/depreciation on investments	2,663,300

Total realized and unrealized gain	11,874,247

Net Increase in Net Assets Resulting from Operations	$13,357,135

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$1,482,888	$1,292,062
Net realized gain	9,210,947	7,544,914
Net change in unrealized appreciation/depreciation	2,663,300	(9,063,854)

Net increase (decrease) in net assets resulting from operations	13,357,135	(226,878)

Dividends to Shareholders From:[1]
Net investment income:
Class I	(1,434,472)	(1,427,939)
Class II	(46,529)	(36,497)
Class III	(11,056)	(11,071)

Decrease in net assets resulting from dividends to shareholders	(1,492,057)	(1,475,507)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(11,737,652)	(19,934,290)

Net Assets:
Total increase (decrease) in net assets	127,426	(21,636,675)
Beginning of year	102,299,266	123,935,941

End of year	$102,426,692	$102,299,266

Undistributed net investment income	$82,951	$92,046

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$9.59	$9.80	$9.13	$8.11	$13.32

Net investment income[1]	0.15	0.12	0.10	0.13	0.13
Net realized and unrealized gain (loss)	1.15	(0.19)	0.68	1.03	(5.09)

Net increase (decrease) from investment operations	1.30	(0.07)	0.78	1.16	(4.96)

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.14)	(0.11)	(0.14)	(0.09)
Net realized gain	—	—	—	—	(0.16)

Total dividends and distributions	(0.16)	(0.14)	(0.11)	(0.14)	(0.25)

Net asset value, end of year	$10.73	$9.59	$9.80	$9.13	$8.11

Total Investment Return:[3]
Based on net asset value	13.58%	(0.76)%	8.61%	14.33%	(37.26)%

Ratios to Average Net Assets:
Total expenses	1.01%	0.88%	0.86%	0.89%	0.91%

Total expenses after fees waived and reimbursed	0.82%	0.88%	0.86%	0.89%	0.91%

Net investment income	1.41%	1.13%	1.08%	1.66%	1.17%

Supplemental Data:
Net assets, end of year (000)	$97,758	$98,462	$121,090	$137,262	$149,944

Portfolio turnover	114%	117%	161%	143%	117%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$9.60	$9.81	$9.14	$8.12	$13.34

Net investment income[1]	0.12	0.11	0.09	0.12	0.11
Net realized and unrealized gain (loss)	1.16	(0.19)	0.68	1.03	(5.10)

Net increase (decrease) from investment operations	1.28	(0.08)	0.77	1.15	(4.99)

Dividends and distributions from:[2]
Net investment income	(0.13)	(0.13)	(0.10)	(0.13)	(0.07)
Net realized gain	—	—	—	—	(0.16)

Total dividends and distributions	(0.13)	(0.13)	(0.10)	(0.13)	(0.23)

Net asset value, end of year	$10.75	$9.60	$9.81	$9.14	$8.12

Total Investment Return:[3]
Based on net asset value	13.35%	(0.89)%	8.47%	14.19%	(37.38)%

Ratios to Average Net Assets:
Total expenses	1.18%	1.03%	1.01%	1.05%	1.06%

Total expenses after fees waived and reimbursed	1.00%	1.03%	1.00%	1.05%	1.06%

Net investment income	1.22%	0.99%	0.96%	1.40%	0.98%

Supplemental Data:
Net assets, end of year (000)	$3,682	$2,909	$2,239	$1,899	$494

Portfolio turnover	114%	117%	161%	143%	117%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,			Period January 27, 2009[1] to December 31, 2009
	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$9.52	$9.74	$9.07	$7.63

Net investment income[2]	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss)	1.14	(0.20)	0.69	1.50

Net increase (decrease) from investment operations	1.26	(0.10)	0.77	1.58

Dividends and distributions from:[3]
Net investment income	(0.12)	(0.12)	(0.10)	(0.14)
Net realized gain	—	—	—	—

Total dividends and distributions	(0.12)	(0.12)	(0.10)	(0.14)

Net asset value, end of period	$10.66	$9.52	$9.74	$9.07

Total Investment Return:[4]
Based on net asset value	13.26%	(1.09)%	8.46%	20.67%	[5]

Ratios to Average Net Assets:
Total expenses	1.26%	1.13%	1.10%	1.15%	[6]

Total expenses after fees waived and reimbursed	1.15%	1.13%	1.10%	1.15%	[6]

Net investment income	1.13%	0.93%	0.85%	0.99%	[6]

Supplemental Data:
Net assets, end of period (000)	$987	$928	$607	$212

Portfolio turnover	114%	117%	161%	143%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion—$3 Billion	0.71%
$3 Billion—$5 Billion	0.68%
$5 Billion—$10 Billion	0.65%
Greater than $10 Billion	0.64%

Effective June 1, 2012, the Manager has agreed to voluntarily waive 0.10% of its management fee payable by the Fund. For the year ended December 31, 2012, the amount waived was $60,476. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended December 31, 2012, the amount waived was $487. This amount is included in fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,093 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $6,859 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $120,149,943 and $132,616,401, respectively.

4.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$74
Accumulated net realized loss	$(74)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$1,492,057	$1,475,507

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$82,951
Undistributed long-term capital gains	224,081
Net unrealized gains[1]	9,672,866

Total	$9,979,898

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2012, the Fund utilized $8,351,169 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$92,879,534

Gross unrealized appreciation	$11,940,894
Gross unrealized depreciation	(2,268,029)

Net unrealized appreciation	$9,672,865

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	200,594	$1,989,544	437,717	$4,347,274
Shares issued to shareholders in reinvestment of dividends	136,423	1,434,472	145,749	1,427,939
Shares redeemed	(1,492,225)	(15,352,968)	(2,666,920)	(26,777,480)

Net decrease	(1,155,208)	$(11,928,952)	(2,083,454)	$(21,002,267)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class II	Shares	Amount	Shares	Amount
Shares sold	482,717	$4,856,518	184,474	$1,756,600
Shares issued to shareholders in reinvestment of dividends	4,429	46,529	3,729	36,497
Shares redeemed	(447,697)	(4,654,575)	(113,297)	(1,086,185)

Net decrease	39,449	$248,472	74,906	$706,912

Class III
Shares sold	46,968	$489,785	42,888	$435,538
Shares issued to shareholders in reinvestment of dividends	1,059	11,056	1,136	11,071
Shares redeemed	(52,934)	(558,013)	(8,826)	(85,544)

Net decrease	(4,907)	$(57,172)	35,198	$361,065

Total Net Decrease	(1,120,666)	$(11,737,652)	(1,973,350)	$(19,934,290)

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

On September 12, 2012, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a change in the name of the Fund from “BlackRock Balanced Capital V.I. Fund” to “BlackRock Managed Volatility V.I. Fund” and changes to the Fund’s principal investment strategies. Under the new strategy, the Fund will use an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and affiliated mutual funds. In addition, Fund management changed the components of the Fund’s customized weighted benchmark from the Russell 1000 Index (60%)/Barclays U.S. Aggregate Bond Index (40%) to the MSCI All Country World Index (60%)/Citi World Government Bond Index (hedged into USD) (40%). Fund management believes the new custom blended benchmark better reflects the Fund’s increasing global exposure. These changes became effective on January 22, 2013.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index).

What factors influenced performance?

—	The Fund underperformed its blended benchmark due to security selection in the equity portion of the Fund, most notably in the information technology (“IT”), consumer staples and health care sectors. In the IT sector, the Fund was biased toward commodity-exposed hardware securities that lagged as a result of weakness in enterprise and personal computer demand. Additionally, an underweight in Apple, Inc. when the company’s stock price increased strongly in the earlier part of the period detracted from relative results, as did an overweight later in the period when the company’s stock price fell as a result of weaker-than-expected earnings forecast for the holiday shopping season. In consumer staples, overexposure to select grocers which struggled under rising competitive pressures hurt returns. An underweight in Wal-Mart Stores, Inc. had a negative impact as the stock performed well for much of the year. The Fund eventually moved to an overweight in Wal-Mart Stores, Inc., which hindered returns as the stock declined later in the year. Weakness in health care was most notable among managed care companies, which lagged as rising medical cost trends and government health care reform pressured the industry.

—	Positive performance in the equity portion of the Fund was derived from stock selection in the materials sector, where the Fund’s holdings in the chemicals industry were standout performers. Holdings of containerboard manufacturers also boosted returns for the Fund. Stock selection also contributed positively in the consumer discretionary sector, where an overweight in multiline retailer Dillard’s, Inc. had a positive impact. During the period, the Fund also benefited from its travel-related holdings, as well as an overweight in hotel operator Wyndham Worldwide Corp., which was sold during the period, along with the avoidance of benchmark constituent McDonald’s Corp.

—

The fixed income portion of the Fund outperformed the Barclays US Aggregate Bond Index, due to an overweight to non-government spread sectors, particularly commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The Fund also benefited from increasing its allocation to agency mortgage-backed securities (“MBS”) prior to the commencement of heavy purchasing activity from the US Federal Reserve in

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

connection with its stimulus program announced in September. Additional positive contributors to performance included the Fund’s allocation to the non-agency residential MBS sector, which is not represented in the benchmark index, as well as its exposures within sovereign debt and corporate credit. The Fund maintained a short duration bias (lower sensitivity to interest rate movements) relative to its benchmark index throughout most of the period. The overall impact of the Fund’s duration and yield curve positioning for the 12-month period was positive.

—	Detracting slightly from performance in the Fund’s fixed income segment were various hedge positions as well as security selection within US Treasuries and non-credit securities (i.e., non-corporate sovereign agencies).

Describe recent portfolio activity.

—	From an asset class perspective, the Fund maintained allocations to equity and fixed income that were generally neutral relative to the blended benchmark. Within equities, the Fund increased exposure to the financials, energy and industrials sectors and reduced its allocations to health care, consumer staples, utilities and consumer discretionary. In fixed income, the Fund actively managed duration while maintaining a short duration bias relative to the benchmark index for most of the period.

The Fund tactically managed its corporate credit exposure and reduced its holdings of investment grade credits later in the year. Also during the period, the Fund increased its allocations to CMBS, ABS and select sovereign debt, and added to its euro and Japanese yen exposures. The Fund continued to maintain liquidity through core allocations to agency MBS and US Treasuries.

Describe portfolio positioning at period end.

—	As of period end, from a broad asset allocation perspective, the Fund remained generally neutral relative to the blended benchmark in equity and fixed income. Within equities, the Fund’s largest sector overweights relative to the Russell 1000® Index were in IT and energy, while consumer staples and utilities were the most significant underweights. Relative to the Barclays US Aggregate Bond Index, the fixed income segment was underweight in government sectors in favor of spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS. Among government sectors, the Fund was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a shorter duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund’s total returns in the chart and table are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund. Effective January 22, 2013, the Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories; stocks, bonds and money market investments.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).

[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[7]	Average Annual Total Returns
		1 Year[7]	5 Years[7]	10 Years[7]
Class I Shares[6]	5.00%	9.88%	0.88%	5.71%
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	4.58	11.55	3.99	6.89
Russell 1000® Index	6.44	16.42	1.92	7.52
Barclays US Aggregate Bond Index	1.80	4.21	5.95	5.18

[6]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Fund Information as of December 31, 2012

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	50%
US Government Sponsored Agency Securities	22
Corporate Bonds	11
US Treasury Obligations	9
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	2

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$1,050.00	$6.39	$1,000.00	$1,018.90	$6.29	1.24%

	Excluding Interest Expense
Class I	$1,000.00	$1,050.00	$6.34	$1,000.00	$1,018.95	$6.24	1.23%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.3%
Delta Air Lines, Inc. (a)	13,400	$159,058
United Continental Holdings, Inc. (a)	7,965	186,222

		345,280
Auto Components — 0.5%
TRW Automotive Holdings Corp. (a)	2,430	130,272
Beverages — 1.2%
The Coca-Cola Co.	8,400	304,500
Capital Markets — 1.8%
The Goldman Sachs Group, Inc.	3,277	418,014
State Street Corp.	1,042	48,985

		466,999
Commercial Banks — 1.9%
Regions Financial Corp.	9,400	66,928
SunTrust Banks, Inc.	1,735	49,187
US Bancorp	12,125	387,273

		503,388
Commercial Services & Supplies — 0.4%
Tyco International Ltd.	3,475	101,644
Computers & Peripherals — 3.7%
Apple, Inc.	1,180	628,975
EMC Corp. (a)	8,800	222,640
Western Digital Corp.	2,375	100,914

		952,529
Construction & Engineering — 0.7%
KBR, Inc.	5,800	173,536
Consumer Finance — 0.7%
Discover Financial Services	4,750	183,112
Containers & Packaging — 1.2%
Packaging Corp. of America	4,566	175,654
Rock-Tenn Co., Class A	2,087	145,902

		321,556
Diversified Financial Services — 3.9%
Citigroup, Inc.	11,915	471,357
JPMorgan Chase & Co.	12,449	547,383

		1,018,740
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	5,050	218,513
Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc. (a)	3,160	96,728
Energy Equipment & Services — 0.3%
Oceaneering International, Inc.	1,625	87,409
Food & Staples Retailing — 2.7%
CVS Caremark Corp.	7,070	341,835
Wal-Mart Stores, Inc.	5,305	361,960

		703,795

Common Stocks	Shares	Value
Health Care Providers & Services — 1.6%
McKesson Corp.	2,000	$193,920
UnitedHealth Group, Inc.	4,075	221,028

		414,948
Independent Power Producers & Energy Traders — 0.6%
The AES Corp.	8,200	87,740
NRG Energy, Inc.	3,275	75,292

		163,032
Industrial Conglomerates — 1.9%
3M Co.	4,300	399,255
General Electric Co.	4,375	91,831

		491,086
Insurance — 2.3%
American International Group, Inc. (a)	5,600	197,680
The Chubb Corp.	2,450	184,534
The Travelers Cos., Inc.	2,975	213,664

		595,878
Internet Software & Services — 2.2%
Google, Inc., Class A (a)	810	574,590
IT Services — 2.8%
International Business Machines Corp.	840	160,902
MasterCard, Inc., Class A	781	383,690
Teradata Corp. (a)	2,780	172,054

		716,646
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	4,781	195,734
Machinery — 0.7%
Ingersoll-Rand Plc	3,950	189,442
Media — 4.5%
Comcast Corp., Class A	11,725	438,281
News Corp., Class A	14,900	380,546
Time Warner Cable, Inc.	3,695	359,117

		1,177,944
Metals & Mining — 0.1%
Alcoa, Inc.	2,200	19,096
Multi-Utilities — 0.3%
Ameren Corp.	2,875	88,320
Multiline Retail — 0.6%
Dillard’s, Inc., Class A	1,890	158,325
Office Electronics — 0.1%
Xerox Corp.	3,175	21,653
Oil, Gas & Consumable Fuels — 6.7%
Chevron Corp.	3,475	375,787
Exxon Mobil Corp.	6,775	586,376
Marathon Oil Corp.	5,950	182,427

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar	MXN	Mexican New Peso
CNY	Chinese Renminbi	RB	Revenue Bonds
EUR	Euro	TBA	To Be Announced
GBP	British Pound	USD	US Dollar
JPY	Japanese Yen

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Oil, Gas & Consumable Fuels (concluded)
Marathon Petroleum Corp.		4,375	$275,625
Suncor Energy, Inc.		10,040	331,119

			1,751,334
Paper & Forest Products — 1.0%
International Paper Co.		6,175	246,012
Pharmaceuticals — 5.5%
Abbott Laboratories		4,275	280,013
Eli Lilly & Co.		3,000	147,960
Forest Laboratories, Inc. (a)		4,875	172,185
Johnson & Johnson		800	56,080
Merck & Co., Inc.		7,700	315,238
Pfizer, Inc.		18,501	464,005

			1,435,481
Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.		5,360	255,994
Software — 3.3%
Activision Blizzard, Inc.		14,900	158,238
Microsoft Corp.		13,900	371,547
Oracle Corp.		9,600	319,872

			849,657
Specialty Retail — 0.4%
PetSmart, Inc.		1,500	102,510
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B		4,080	210,528
Tobacco — 1.1%
Philip Morris International, Inc.		3,300	276,012
Total Common Stocks — 59.8%			15,542,223

Fixed Income Securities

Asset-Backed Securities	Par (000)
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17	USD	25	26,409
Series 2012-2, Class C, 2.64%, 10/10/17		10	10,275
Series 2012-2, Class D, 3.38%, 4/09/18		15	15,526
Series 2012-3, Class C, 2.42%, 5/08/18		10	10,373
Series 2012-3, Class D, 3.03%, 7/09/18		10	10,233
Series 2012-4, Class B, 1.31%, 11/08/17		5	5,025
Series 2012-4, Class C, 1.93%, 8/08/18		10	10,079
Series 2012-4, Class D, 2.68%, 10/09/18		20	20,239
Series 2012-5, Class C, 1.69%, 11/08/18		10	10,002
Series 2012-5, Class D, 2.35%, 12/10/18		10	9,995
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.52%, 10/20/43 (b)(c)		17	15,187

Asset-Backed Securities	Par (000)		Value
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17	USD	5	$5,115
Series 2012-1, Class C, 2.20%, 10/16/17		5	5,121
Series 2012-1, Class D, 3.09%, 8/15/18		5	5,126
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 0.66%, 10/25/34 (c)		7	6,746
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (b)		20	20,128
Series 2010-5, Class D, 2.41%, 9/15/15 (b)		10	10,063
Series 2011-2, Class C, 2.37%, 9/15/15		30	30,255
Series 2011-2, Class D, 2.86%, 9/15/15		20	20,043
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		10	10,129
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.81%, 12/25/34 (c)		8	7,137
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.47%, 6/25/35 (c)		21	20,316
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%, 8/15/16		31	30,950
Series 2011-S1A, Class C, 2.01%, 8/15/16		27	27,517
Series 2011-WO, Class C, 3.19%, 10/15/15		20	20,501
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		30	31,024
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		22	21,997
Series 2012-1, Class B, 2.72%, 5/16/16		5	5,128
Series 2012-1, Class C, 3.78%, 11/15/17		10	10,455
Series 2012-3, Class B, 1.94%, 12/15/16		40	40,496
Series 2012-3, Class C, 3.01%, 4/16/18		60	61,871
Series 2012-3, Class D, 3.64%, 5/15/18		45	46,760
Series 2012-4, Class C, 2.94%, 12/15/17		10	10,341
Series 2012-4, Class D, 3.50%, 6/15/18		10	10,401
Series 2012-5, Class B, 1.56%, 8/15/18		15	15,064
Series 2012-5, Class C, 2.70%, 8/15/18		5	5,167
Series 2012-5, Class D, 3.30%, 9/17/18		5	5,151
Series 2012-6, Class B, 1.33%, 5/15/17		10	9,998

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Santander Drive Auto Receivables Trust (concluded):
Series 2012-6, Class C, 1.94%, 3/15/18	USD	10	$9,996
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		20	20,002
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		60	59,982
Series 2012-AA, Class D, 2.46%, 12/17/18 (b)		20	19,994
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (b)(c)		80	79,730
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.51%, 6/15/21 (c)		20	19,413
Series 2005-A, Class A3, 0.51%, 6/15/23 (c)		25	22,407
Series 2012-E, Class A2A, 2.09%, 6/15/45 (b)		50	50,529
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.71%, 9/25/34 (c)		17	9,474
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.51%, 1/25/35		18	15,657
Series 2005-GEL2, Class A, 0.49%, 4/25/35		5	4,615
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		30	30,351
Series 2012-D, Class A, 2.15%, 4/17/23		35	35,539
Total Asset-Backed Securities — 3.9%			1,014,032

Corporate Bonds
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	11,004
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		10	10,062
Heineken NV (b):
1.40%, 10/01/17		5	4,985
2.75%, 4/01/23		20	19,638

			34,685
Capital Markets — 0.3%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		56	66,204
Commercial Banks — 0.4%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (b)		90	92,736
Consumer Finance — 0.1%
SLM Corp., 6.25%, 1/25/16		25	27,187
Containers & Packaging — 0.1%
Rock-Tenn Co., 4.00%, 3/01/23 (b)		13	13,207
Diversified Financial Services — 1.6%
Bank of America Corp.:
3.88%, 3/22/17		20	21,690
5.65%, 5/01/18		70	81,441
5.70%, 1/24/22		45	54,115

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Citigroup, Inc.:
4.59%, 12/15/15	USD	80	$87,340
4.45%, 1/10/17		10	11,078
General Electric Capital Corp., 6.15%, 8/07/37		25	31,080
JPMorgan Chase & Co.:
3.15%, 7/05/16		90	95,351
3.25%, 9/23/22		21	21,625

			403,720
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 2.63%, 12/01/22		12	12,020
Level 3 Financing, Inc., 8.13%, 7/01/19		31	33,790
Verizon Communications, Inc., 6.40%, 2/15/38		27	36,554

			82,364
Electric Utilities — 1.0%
Alabama Power Co., 3.95%, 6/01/21		15	16,766
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		2	2,664
5.95%, 12/15/36		9	10,235
Duke Energy Carolinas LLC, 4.25%, 12/15/41		5	5,236
Florida Power & Light Co., 5.95%, 2/01/38		25	33,278
Georgia Power Co., 3.00%, 4/15/16		25	26,723
Hydro-Quebec:
8.40%, 1/15/22		25	35,869
8.05%, 7/07/24		65	95,587
Jersey Central Power & Light Co., 7.35%, 2/01/19		5	6,386
Southern California Edison Co., 5.63%, 2/01/36		6	7,593
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		10	10,505

			250,842
Energy Equipment & Services — 0.8%
EOG Resources, Inc., 2.63%, 3/15/23		16	16,113
MEG Energy Corp. (b):
6.50%, 3/15/21		30	31,575
6.38%, 1/30/23		5	5,212
Peabody Energy Corp., 6.25%, 11/15/21		15	15,937
Pride International, Inc., 6.88%, 8/15/20		10	12,647
Transocean, Inc.:
5.05%, 12/15/16		30	33,403
2.50%, 10/15/17		30	30,316
6.00%, 3/15/18		41	47,551
3.80%, 10/15/22		6	6,150

			198,904
Food Products — 0.2%
Kraft Foods Group, Inc. (b):
3.50%, 6/06/22		13	13,876
5.00%, 6/04/42		14	15,743
Mondelez International, Inc.:
6.50%, 8/11/17		6	7,328
6.50%, 2/09/40		15	20,150

			57,097
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		43	48,449

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 0.3%
Coventry Health Care, Inc., 5.45%, 6/15/21	USD	9	$10,697
HCA, Inc., 7.25%, 9/15/20		20	22,150
Tenet Healthcare Corp.:
6.25%, 11/01/18		15	16,462
8.88%, 7/01/19		10	11,200
UnitedHealth Group, Inc., 3.38%, 11/15/21		5	5,327
WellPoint, Inc., 3.30%, 1/15/23		12	12,312

			78,148
Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		40	45,100
Laredo Petroleum, Inc., 7.38%, 5/01/22		10	10,850

			55,950
Industrial Conglomerates — 0.1%
General Electric Co.:
2.70%, 10/09/22		11	11,213
4.13%, 10/09/42		8	8,229

			19,442
Insurance — 2.4%
Allianz Finance II BV, 5.75%, 7/08/41	EUR	100	150,966
American International Group, Inc.:
3.80%, 3/22/17	USD	21	22,729
5.45%, 5/18/17		10	11,485
4.88%, 6/01/22		51	58,223
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (c)		50	49,804
Lincoln National Corp., 7.00%, 6/15/40		10	13,015
Manulife Financial Corp., 3.40%, 9/17/15		20	21,030
Metropolitan Life Global Funding I:
2.50%, 1/11/13		185	185,084
5.13%, 6/10/14 (b)		25	26,578
Prudential Financial, Inc.:
4.75%, 9/17/15		30	32,884
4.50%, 11/15/20		30	33,497
5.88%, 9/15/42 (c)		30	31,500

			636,795
IT Services — 0.0%
First Data Corp. (b):
7.38%, 6/15/19		5	5,175
8.25%, 1/15/21		5	5,000

			10,175
Life Sciences Tools & Services — 0.1%
Life Technologies Corp., 6.00%, 3/01/20		15	17,778
Machinery — 0.1%
UR Merger Sub Corp., 7.63%, 4/15/22 (b)		30	33,525
Media — 1.2%
CBS Corp.:
4.63%, 5/15/18		5	5,620
8.88%, 5/15/19		10	13,487
5.75%, 4/15/20		10	11,978
Comcast Corp.:
5.88%, 2/15/18		25	30,126
4.65%, 7/15/42		38	40,054
Cox Communications, Inc. (b):
3.25%, 12/15/22		2	2,062
8.38%, 3/01/39		35	53,713
4.70%, 12/15/42		2	2,041

Corporate Bonds	Par (000)		Value
Media (concluded)
Intelsat Jackson Holdings SA, 7.25%, 4/01/19	USD	12	$12,900
NBC Universal Media LLC:
5.15%, 4/30/20		37	43,862
2.88%, 1/15/23		20	20,085
Time Warner Cable, Inc.:
4.00%, 9/01/21		15	16,465
5.50%, 9/01/41		10	11,127
4.50%, 9/15/42		43	41,936
Time Warner, Inc., 4.70%, 1/15/21		10	11,384

			316,840
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		4	3,967
Novelis, Inc., 8.75%, 12/15/20		20	22,300

			26,267
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		20	20,554
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		4	4,700
7.45%, 7/15/17		11	13,561

			18,261
Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16		29	33,383
CONSOL Energy, Inc., 8.25%, 4/01/20		4	4,330
Energy Transfer Partners LP, 6.50%, 2/01/42		20	24,487
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		40	48,385
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		25	29,933
3.45%, 2/15/23		21	21,628
Linn Energy LLC, 6.25%, 11/01/19 (b)		20	20,100
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	30,867
Murphy Oil Corp.:
2.50%, 12/01/17		8	8,049
4.00%, 6/01/22		4	4,032
3.70%, 12/01/22		19	18,928
Nexen, Inc.:
6.40%, 5/15/37		10	12,928
7.50%, 7/30/39		15	21,710
Petrobras International Finance Co.:
3.88%, 1/27/16		40	42,200
5.75%, 1/20/20		44	50,088
Range Resources Corp.:
7.25%, 5/01/18		25	26,250
5.75%, 6/01/21		5	5,350
Valero Energy Corp., 6.63%, 6/15/37		16	19,713
Western Gas Partners LP:
5.38%, 6/01/21		32	36,588
4.00%, 7/01/22		8	8,420
The Williams Cos., Inc.:
7.88%, 9/01/21		6	7,730
3.70%, 1/15/23		5	5,043

			480,142

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 0.2%
International Paper Co.:
4.75%, 2/15/22	USD	40	$45,262
6.00%, 11/15/41		10	11,841

			57,103
Pharmaceuticals — 0.2%
AbbVie, Inc. (b):
2.00%, 11/06/18		10	10,129
2.90%, 11/06/22		4	4,074
Teva Pharmaceutical Finance Co. BV:
2.95%, 12/18/22		17	17,197
Series 2, 3.65%, 11/10/21		5	5,351
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		15	16,053

			52,804
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		10	10,936
Vornado Realty LP, 5.00%, 1/15/22		25	27,585

			38,521
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (b)(d)		25	27,250
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.05%, 9/01/22		5	5,167
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		15	16,550
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc., 5.38%, 6/15/15		40	36,500
Wireless Telecommunication Services — 0.8%
CC Holdings GS V LLC, 3.85%, 4/15/23 (b)		11	11,190
Cricket Communications, Inc., 7.75%, 5/15/16		14	14,822
MetroPCS Wireless, Inc., 7.88%, 9/01/18		5	5,413
SBA Tower Trust, 5.10%, 4/15/42 (b)		120	135,309
Sprint Capital Corp., 6.88%, 11/15/28		5	5,200
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		25	30,875

			202,809
Total Corporate Bonds — 13.2%			3,436,980

Foreign Agency Obligations
Argentine Republic Government International Bond:
2.50%, 12/31/38		10	3,590
2.50%, 12/31/38 (e)		35	12,565
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	128	177,926
Italy Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		127	178,420
5.25%, 8/01/17		25	35,884
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	20	20,117
Mexican Bonos:
Series M10, 7.75%, 12/14/17	MXN	1	3,789
Series M30, 8.50%, 11/18/38		1	5,963

Foreign Agency Obligations	Par (000)		Value
Mexico Government International Bond:
5.63%, 1/15/17	USD	15	$17,400
5.13%, 1/15/20		40	47,800
6.38%, 1/16/13		15	15,023
Poland Government International Bond, 5.00%, 3/23/22		10	11,810
Russia Government International Bond, 7.50%, 3/31/30		47	59,725
Total Foreign Agency Obligations — 2.3%			590,012

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		43	31,246
Countrywide Home Loan Mortgage Pass-Through Trust (c):
Series 2006-OA5, Class 2A1 0.41%, 4/25/46		13	8,896
Series 2006-OA5, Class 3A1 0.41%, 4/25/46		25	18,716
Credit Suisse Mortgage Capital Certificates (b)(c):
Series 2011-2R, Class 2A1 2.61%, 7/27/36		36	35,686
Series 2011-5R, Class 2A1 2.86%, 8/27/46		30	26,188
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (c)		14	12,966
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.01%, 11/25/34 (c)		7	7,025

			140,723
Commercial Mortgage-Backed Securities — 2.6%
Banc of America Merrill Lynch Commercial Mortgage Inc, Series 2007-3, Class AM, 5.69%, 6/10/49 (c)		15	16,396
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3, 5.74%, 6/11/50		27	27,607
Commercial Mortgage Pass-Through Certificates:
Series 2006-C7, Class AM 5.77%, 6/10/46 (c)		40	43,707
Series 2006-C8, Class AM 5.35%, 12/10/46		15	16,634
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (b)(c)		30	34,716
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		112	115,037
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AJ, 5.62%, 11/10/39		10	9,127
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM 5.45%, 12/12/44 (c)		15	16,304

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2007-CB18, Class A3 5.45%, 6/12/47	USD	10	$9,848
Series 2007-CB20, Class AM 5.88%, 2/12/51 (c)		20	23,190
Series 2008-C2, Class ASB 6.13%, 2/12/51 (c)		48	52,244
LB-UBS Commercial Mortgage Trust (c):
Series 2004-C8, Class C 4.93%, 12/15/39		40	42,282
Series 2005-C2, Class AJ 5.21%, 4/15/30		10	10,551
Series 2007-C6, Class A4 5.86%, 7/15/40		10	11,938
Series 2007-C7, Class A3 5.87%, 9/15/45		10	11,922
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		40	46,908
Morgan Stanley Capital I Trust (c):
Series 1998-WF2, Class G 6.34%, 7/15/30 (b)		50	51,161
Series 2007-HQ12, Class A2FX 5.59%, 4/12/49		15	15,279
Series 2012-C4, Class XA 2.70%, 3/15/45 (b)		124	18,055
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (b)(c)		50	58,861
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.92%, 2/15/51 (c)		30	35,197

			666,964
Interest Only Commercial Mortgage-Backed Securities — 0.1%
WF-RBS Commercial Mortgage Trust (b)(c):
Series 2012-C9, Class XA, 2.29%, 11/15/45		105	14,954
Series 2012-C10, Class XA, 1.86%, 12/15/45		140	17,527

			32,481
Total Non-Agency Mortgage-Backed Securities — 3.2%			840,168

Taxable Municipal Bonds
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43		10	11,683
5.50%, 6/15/43		15	17,782
Total Taxable Municipal Bonds — 0.1%			29,465

US Government Sponsored Agency Securities
Agency Obligations — 0.8%
Fannie Mae:
5.13%, 1/02/14		100	104,878
1.96%, 10/09/19 (f)		35	30,662
Tennessee Valley Authority, 5.25%, 9/15/39		60	78,943

			214,483

US Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%, 1/25/21 (c)	USD	30	$34,365
Series K017, Class A2, 2.87%, 12/25/21		45	47,722

			82,087
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac Mortgage-Backed Securities (b)(c):
Series 2012-K706, Class C, 4.02%, 11/25/44		10	9,790
Series 2012-K711, Class B, 3.56%, 8/25/45		10	10,243

			20,033
Interest Only Collateralized Mortgage Obligations — 0.2%
Freddie Mac Mortgage-Backed Securities (c):
Series K019, Class X1, 1.75%, 3/25/22		125	15,566
Series K021, Class X1, 1.51%, 6/25/22		150	16,668
Series K707, Class X1, 1.56%, 12/25/18		72	5,679
Series K710, Class X1, 1.78%, 5/25/19		100	9,522
Ginnie Mae Mortgage-Backed Securities, Series 2012-120, Class IO, 1.01%, 2/16/53 (c)		100	8,364

			55,799
Mortgage-Backed Securities — 24.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/17/28-1/17/43 (g)		700	735,000
3.29%, 12/01/40 (c)		16	16,447
3.50%, 2/01/27-1/14/43 (g)		840	896,686
4.00%, 9/01/25-1/14/43 (g)		909	977,529
4.50%, 6/01/26-1/14/43 (g)		938	1,014,869
4.78%, 8/01/38 (c)		25	26,657
5.00%, 3/01/34-10/01/35		244	265,482
5.50%, 9/01/34-2/12/43 (g)		368	402,074
6.00%, 12/01/31-1/14/43 (g)		167	183,992
6.50%, 5/01/40		116	129,877
Freddie Mac Mortgage-Backed Securities:
3.50%, 11/01/42-1/14/43 (g)		225	239,384
4.00%, 1/14/43 (g)		200	213,500
4.50%, 10/01/41-1/14/43 (g)		292	312,799
5.00%, 3/01/38		76	81,741
5.50%, 4/01/38-1/01/40		69	74,789
6.00%, 6/01/35		26	28,808
Ginnie Mae Mortgage-Backed Securities (g):
3.50%, 1/22/43		100	108,648
4.00%, 1/22/43		200	217,781
4.50%, 5/20/40-1/22/43		260	286,323
5.00%, 1/22/43		200	218,156

			6,430,542
Total US Government Sponsored Agency Securities — 26.2%			6,802,944

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Bonds, 2.75%, 11/15/42 (d)	USD	785	$756,299
US Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		87	95,303
US Treasury Notes:
0.63%, 1/31/13 (h)		115	115,045
0.25%, 11/30/14		373	373,015
0.25%, 12/15/15 (d)		260	259,228
0.63%, 11/30/17 (d)		92	91,691
1.00%, 11/30/19 (d)		571	565,468
1.63%, 11/15/22 (d)		661	653,473
Total US Treasury Obligations — 11.2%			2,909,522
Total Fixed Income Securities — 60.1%			15,623,123

Preferred Securities

Capital Trusts
Commercial Banks — 0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		15	15,000
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		30	30,000
Insurance — 0.1%
American International Group, Inc., 8.18%, 5/15/68 (c)		5	6,512
Swiss Re Capital I LP, 6.85% (b)(c)(i)		15	15,722
XL Group Plc, Series E, 6.50% (c)(i)		10	9,350

			31,584
Total Capital Trusts — 0.3%			76,584

Trust Preferreds	Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (c)		481	13,262
Total Preferred Securities — 0.4%			89,846
Total Long-Term Investments (Cost — $29,249,780) — 120.3%			31,255,192

Short-Term Securities	Shares		Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (j)(k)		397,476	$397,476
Total Short-Term Securities (Cost — $397,476) — 1.5%			397,476
Options Purchased (Cost — $14,493) — 0.2%			33,452
Total Investments Before TBA Sale Commitments and Options Written (Cost — $29,661,749) — 122.0%			31,686,120

TBA Sale Commitments (g)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/14/43	USD	400	(419,125)
3.50%, 1/14/43-2/12/43		700	(745,917)
4.00%, 1/14/43-2/12/43		300	(321,500)
4.50%, 1/14/43-2/12/43		600	(647,992)
5.50%, 1/14/43		100	(108,641)
Freddie Mac Mortgage-Backed Securities, 3.50%, 1/14/43		25	(26,584)
Ginnie Mae Mortgage-Backed Securities, 4.00%, 1/22/43		100	(108,891)
Total TBA Sale Commitments (Proceeds — $2,378,148) — (9.2)%			(2,378,650)
Options Written (Premiums Received — $13,167) — (0.1)%			(23,483)
Total Investments, Net of TBA Sale Commitments and Options Written — 112.7%			29,283,987
Liabilities in Excess of Other Assets — (12.7)%			(3,308,819)

Net Assets — 100.0%			$25,975,168

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Plc	$108,648	$55
Credit Suisse Group AG	$107,469	$652
Deutsche Bank AG	$113,574	$1,281
Goldman Sachs Group, Inc.	$344,014	$764
JPMorgan Chase & Co.	$621,822	$303
Morgan Stanley	$103,078	$(813)
UBS AG	$(108,019)	$(51)

(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	272,440	125,036	397,476	$491

(k)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value		Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63%)	10/24/12	Open	USD	23,094	$23,067
Merrill Lynch, Pierce, Fenner & Smith	0.17%	12/27/12	1/03/13		91,655	91,656
Credit Suisse Securities (USA) LLC	(0.16%)	12/31/12	1/02/13		657,397	657,394
Credit Suisse Securities (USA) LLC	(0.13%)	12/31/12	1/02/13		566,717	566,715
Deutsche Bank Securities, Inc.	0.20%	12/31/12	1/02/13		259,350	259,351
Morgan Stanley & Co. LLC	0.22%	12/31/12	1/02/13		768,319	768,324
Total				USD	2,366,532	$2,366,507

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
17	2-Year US Treasury Note	Chicago Board of Trade	March 2013 USD	$3,747,969	$(64)
1	30-Year US Treasury Bond	Chicago Board of Trade	March 2013 USD	$147,500	(571)
1	5-Year US Treasury Note	Chicago Board of Trade	March 2013 USD	$124,414	8
2	90-Day Euro-Dollar	Chicago Mercantile	March 2015 USD	$496,900	1,295
2	90-Day Euro-Dollar	Chicago Mercantile	June 2015 USD	$496,550	592
(10)	10-Year US Treasury Note	Chicago Board of Trade	March 2013 USD	$1,327,813	4,568
(3)	Euro Bund	Eurex	March 2013 EUR	$436,920	(2,694)
(4)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013 USD	$650,375	10,018
(1)	90-Day Euro-Dollar	Chicago Mercantile	June 2016 USD	$247,125	235
(1)	90-Day Euro-Dollar	Chicago Mercantile	September 2016 USD	$246,750	248
Total					$13,635

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	61,000	USD	79,744	Citigroup, Inc.	1/23/13	$786
USD	71,605	EUR	56,012	Deutsche Bank AG	1/23/13	(2,341)
USD	439,474	EUR	334,600	UBS AG	1/23/13	(2,257)
USD	43,124	EUR	33,000	UBS AG	1/23/13	(442)
USD	38,172	EUR	29,000	UBS AG	1/23/13	(113)
CAD	10,319	AUD	10,000	Barclays Plc	2/04/13	7

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,239	AUD	5,000	JPMorgan Chase & Co.	2/04/13	$82
CAD	72,690	AUD	70,000	Deutsche Bank AG	2/20/13	571
CAD	25,563	EUR	20,000	Citigroup, Inc.	2/20/13	(736)
CAD	10,390	MXN	134,878	BNP Paribas SA	2/20/13	46
JPY	834,100	USD	10,000	Deutsche Bank AG	2/20/13	(369)
JPY	6,135,883	USD	73,000	Royal Bank of Scotland Group Plc	2/20/13	(2,150)
MXN	471,317	AUD	35,000	UBS AG	2/20/13	87
MXN	333,724	EUR	20,000	UBS AG	2/20/13	(704)
MXN	639,378	USD	50,000	Royal Bank of Scotland Group Plc	2/20/13	(751)
USD	26,184	EUR	20,000	Citigroup, Inc.	2/20/13	(226)
USD	10,534	EUR	8,000	Deutsche Bank AG	2/20/13	(30)
USD	79,378	EUR	60,000	Deutsche Bank AG	2/20/13	148
USD	25,000	JPY	2,071,475	Deutsche Bank AG	2/20/13	1,081
USD	30,000	JPY	2,523,189	Royal Bank of Scotland Group Plc	2/20/13	865
USD	30,000	JPY	2,469,105	Royal Bank of Scotland Group Plc	2/20/13	1,490
USD	27,000	JPY	2,225,502	UBS AG	2/20/13	1,302
USD	27,000	JPY	2,222,437	UBS AG	2/20/13	1,338
USD	110,000	JPY	9,178,873	UBS AG	2/20/13	4,013
CNY	175,000	USD	27,629	HSBC Holdings Plc	6/07/13	84
CNY	175,000	USD	27,613	Standard Chartered Plc	6/07/13	99
USD	27,191	CNY	175,000	Standard Chartered Plc	6/07/13	(522)
USD	27,237	CNY	175,000	Standard Chartered Plc	6/07/13	(475)
CNY	170,000	USD	26,767	Standard Chartered Plc	8/19/13	131
USD	26,385	CNY	170,000	Credit Suisse Group AG	8/19/13	(513)
	Total					$501

—	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Euro-Dollar 2-Year Mid-Curve Options	Put	USD 99.25	9/13/13	3	$1,331

—	Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Amount (000)	Market Value
JPY Currency	Barclays Plc	Call	USD 84.00	4/03/13	430	$15,854
JPY Currency	Citigroup, Inc.	Call	USD 81.50	4/03/13	220	13,368
Total						$29,222

—	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD 200	$404
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	3-month LIBOR	11/18/13	JPY 8,315	2,495
Total								$2,899

—	Over-the-counter options written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Amount (000)	Market Value
JPY Currency	Barclays Plc	Call	USD 81.50	4/03/13	(220)	$(13,370)
JPY Currency	Barclays Plc	Call	USD 88.00	4/03/13	(290)	(3,697)
JPY Currency	HSBC Holdings Plc	Call	USD 84.00	4/03/13	(140)	(5,161)
Total						$(22,228)

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD (100)	$(1,255)

—	Credit default swaps - buy protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD 55	$(224)
Radian Group, Inc.	5.00%	Citigroup, Inc.	6/20/15	USD 40	2,150
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD 56	40
Total					$1,966

—	Credit default swaps - sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD 70	$629
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD 10	761
Markit CMBX North America AM Index Series 4	0.50%	Deutsche Bank AG	2/17/51	BB	USD 5	147
Total						$1,537

[1]	Using Standard & Poor’s (“S&P”) rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.56%	[3]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD 2,000	$(5,783)
3.27%	[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD 30	(4,065)
2.69%	[3]	3-month LIBOR	Citigroup, Inc.	8/09/21	USD 100	(8,768)
Total						$(18,616)

[3]	Fund pays the fixed rate and receives the floating rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Contract Amount (000)	Unrealized Appreciation (Depreciation)
Gross Return on the Markit TRX Index	12.06%[4]	Credit Suisse Group AG	4/01/13	USD 20	—

[4]	Fund receives the total return of the referenced entity and pays the fixed rate. Net payment at termination.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (continued)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize(s) the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks	$15,542,223	—	—	$15,542,223
Asset-Backed Securities		$914,054	$99,978	1,014,032
Corporate Bonds	—	3,436,980	—	3,436,980
Foreign Agency Obligations	—	590,012	—	590,012
Non-Agency Mortgage-Backed Securities	—	813,980	26,188	840,168
Taxable Municipal Bonds	—	29,465	—	29,465
US Government Sponsored Agency Obligations	—	6,802,944	—	6,802,944
US Treasury Obligations	—	2,909,522	—	2,909,522
Preferred Securities	13,262	76,584	—	89,846
Short-Term Securities:
Money Market Funds	397,476	—	—	397,476
Options Purchased:
Exchange-traded options	1,331	—	—	1,331
Over-the-counter options	—	29,222	—	29,222
Over-the-counter interest rate swaptions	—	2,899	—	2,899
Liabilities:
Investments:
TBA Sale Commitments	—	(2,378,650)	—	(2,378,650)

Total	$15,954,292	$13,227,012	$126,166	$29,307,470

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$3,727	—	$3,727
Foreign currency exchange contracts	—	12,130	—	12,130
Interest rate contracts	$16,964	—	—	16,964
Liabilities:
Credit contracts	—	(224)	—	(224)
Foreign currency exchange contracts	—	(33,857)	—	(33,857)
Interest rate contracts	(3,329)	(19,871)	—	(23,200)

Total	$13,635	$(38,095)	—	$(24,460)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and written options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and written options are shown at value.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Schedule of Investments (concluded)

Certain of the Fund’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$6,672	—	—	$6,672
Liabilities:
Bank overdraft		$(2,520)		(2,520)
Reverse repurchase agreements	—	(2,366,532)	—	(2,366,532)

Total	$6,672	$(2,369,052)	—	$(2,362,380)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2011	$241,315	$38,630	$279,945
Transfers into Level 3[1]	—	—	—
Transfers out of Level 3[1]	(221,488)	(9,212)	(230,700)
Accrued discounts/premium	—	695	695
Net realized gain (loss)	359	655	1,014
Net change in unrealized appreciation/depreciation[2]	140	598	738
Purchases	99,983	—	99,983
Sales	(20,331)	(5,178)	(25,509)

Closing Balance, as of December 31, 2012	$99,978	$26,188	$126,166

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $592.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening Balance, as of December 31, 2011	$ (48)
Transfers into Level 3[3]	—
Transfers out of Level 3[3]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	48
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of December 31, 2012	—

[3]	Transfers into and transfers out of Level 3 represent the values as of the beginning the reporting period.

[4]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of December 31, 2012 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$29,264,273)	$31,288,644
Investments at value—affiliated (cost—$397,476)	397,476
TBA sale commitments receivable	2,378,148
Investments sold receivable	1,032,073
Interest receivable	76,558
Capital shares sold receivable	26,509
Dividends receivable	13,993
Options written receivable	12,230
Unrealized appreciation on foreign currency exchange contracts	12,130
Foreign currency at value (cost—$6,756)	6,672
Variation margin receivable	6,205
Unrealized appreciation on swaps	3,727
Swaps receivable	1,995
Swap premiums paid	1,024
Prepaid expenses	271

Total assets	35,257,655

Liabilities:
Bank overdraft	2,520
Investments purchased payable	4,441,213
TBA sale commitments at value (proceeds—$2,378,148)	2,378,650
Reverse repurchase agreements	2,366,532
Options written at value (premiums received—$13,167)	23,483
Unrealized depreciation on swaps	18,840
Unrealized depreciation on foreign currency exchange contracts	11,629
Investment advisory fees payable	11,601
Swaps payable	7,023
Officer’s and Directors’ fees payable	3,555
Swap premiums received	2,796
Capital shares redeemed payable	620
Other affiliates payable	54
Interest expense payable	8
Other accrued expenses payable	13,963

Total liabilities	9,282,487

Net Assets	$25,975,168

Net Assets Consist of:
Paid-in capital	$27,074,717
Undistributed net investment income	37,158
Accumulated net realized loss	(3,149,850)
Net unrealized appreciation/depreciation	2,013,143

Net Assets	$25,975,168

Net Asset Value:
Class I—Based on net assets of $25,975,168 and 1,955,978 shares outstanding, 100 million shares authorized, $0.10 par value	$13.28

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$345,818
Foreign taxes withheld	(589)
Dividends—affiliated	491
Interest	384,294

Total income	730,014

Expenses:
Investment advisory	147,884
Custodian	46,909
Accounting services	41,695
Transfer agent	40,081
Professional	36,243
Officer and Directors	21,699
Printing	14,568
Miscellaneous	14,918

Total expenses excluding interest expense	363,997
Interest expense	2,201

Total expenses	366,198
Less fees waived by Manager	(2,017)
Less transfer agent fees reimbursed	(35,029)

Total expenses after fees waived and/or reimbursed	329,152

Net investment income	400,862

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,247,747
Financial futures contracts	(50,872)
Foreign currency transactions	14,652
Options written	32,795
Borrowed bonds	1,717
Swaps	(37,355)

1,208,684

Net change in unrealized appreciation/depreciation on:
Investments	943,757
Financial futures contracts	24,689
Foreign currency translations	(15,868)
Option written	(5,193)
Swaps	(18,744)

928,641

Total realized and unrealized gain	2,137,325

Net Increase in Net Assets Resulting from Operations	$2,538,187

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$400,862	$489,601
Net realized gain	1,208,684	2,209,376
Net change in unrealized appreciation/depreciation	928,641	(1,537,961)

Net increase in net assets resulting from operations	2,538,187	1,161,016

Dividends to Shareholders From:[1]
Net investment income	(367,153)	(597,964)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,055,594)	(3,344,744)

Net Assets:
Total decrease in net assets	(884,560)	(2,781,692)
Beginning of year	26,859,728	29,641,420

End of year	$25,975,168	$26,859,728

Undistributed net investment income	$37,158	$21,971

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance:
Net asset value, beginning of year	$12.26		$12.07		$11.30		$9.79		$14.16

Net investment income[1]	0.20		0.21		0.18		0.22		0.29
Net realized and unrealized gain (loss)	1.01		0.26		0.81		1.53		(4.35)

Net increase (decrease) from investment operations	1.21		0.47		0.99		1.75		(4.06)

Dividends from net investment income[2]	(0.19)		(0.28)		(0.22)		(0.24)		(0.31)

Net asset value, end of year	$13.28		$12.26		$12.07		$11.30		$9.79

Total Investment Return:[3]
Based on net asset value	9.88%		3.84%		8.76%		17.93%		(28.62)%

Ratios to Average Net Assets:
Total expenses	1.36%		1.16%		1.14%		1.08%		0.92%

Total expenses after fees waived and/or reimbursed	1.22%		1.14%		1.14%		1.07%		0.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.22%		1.13%		1.10%		1.07%		0.90%

Net investment income	1.49%		1.71%		1.60%		2.19%		2.37%

Supplemental Data:
Net assets, end of year (000)	$25,975		$26,860		$29,641		$31,498		$32,191

Portfolio turnover	502%	[4]	570%	[5]	730%	[6]	381%	[7]	344%	[8]

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 400%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 400%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 547%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund (formerly known as BlackRock Balanced Capital V.I. Fund)

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (formerly known as BlackRock Balanced Capital V.I. Fund) (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007. Class III Shares were re-opened to new investors effective January 22, 2013.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:     The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations:    The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stock. Preferred stock has a preference over com-

mon stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:    The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-

backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the State-

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

ment of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-

dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counter-

party risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Investments at value—unaffiliated[2]	$21,194

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Options written at value	41,352

Credit contracts	Unrealized appreciation on swaps[1]	3,727
Total		$66,273

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate exchange contracts	Net unrealized depreciation[1]; Unrealized depreciation on swaps; Options written at value	$(23,200)

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	(33,857)

Credit contracts	Unrealized depreciation on swaps	(224)
Total		$(57,281)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(50,872)
Swaps	(48,086)
Options[3]	(43,990)
Foreign currency exchange contracts:
Foreign currency transactions	3,792
Options[3]	17
Credit contracts:
Swaps	10,837
Equity contracts:
Swaps	(106)

Total	$(128,408)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$24,689
Swaps	3,976
Options[3]	20,442
Foreign currency exchange contracts:
Foreign currency translations	(16,913)
Options[3]	8,346
Credit contracts:
Swaps	(22,720)
Options[3]	(2,143)

Total	$15,677

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	24
Average number of contracts sold	19
Average notional value of contracts purchased	$4,847,631
Average notional value of contracts sold	$3,764,611
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	16
Average number of contracts—US dollars sold	8
Average US dollar amounts purchased	$823, 404
Average US dollar amounts sold	$281,732

Options:
Average number of option contracts purchased	5,269
Average number of option contracts written	5,872
Average notional value of option contracts purchased	$822,035
Average notional value of option contracts written	$1,009,306
Average number of swaption contracts purchased	4
Average number of swaption contracts written	5
Average notional value of swaption contracts purchased	$578,994
Average notional value of swaption contracts written	$875,000
Credit default swaps:
Average number of contracts—buy protection	5
Average number of contracts—sell protection	10
Average notional value—buy protection	$191,369
Average notional value—sell protection	$170,175
Interest rate swaps:
Average number of contracts—pays fixed rate	8
Average number of contracts—receives fixed rate	1
Average notional value—pays fixed rate	$2,544,078
Average notional value—receives fixed rate	$175,000
Total return swaps:
Average number of contracts	1
Average notional value	$35,744

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion—$3 Billion	0.52%
$3 Billion—$5 Billion	0.50%
$5 Billion—$10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”), BlackRock Singapore Limited (“BRS”), and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of net assets is 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by the Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,766 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses to 0.00% of average daily net assets for both Class I Shares and Class III Shares.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $111,286,046 and $113,118,142, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2012 were $34,929,532 and $35,295,898, respectively.

For the year ended December 31, 2012, purchases and sales of mortgage dollar rolls were $29,571,510 and $30,770,776, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$820	$20,350
Options written	13	2,627	37,680
Options exercised	—	(390)	(3,633)
Options expired	(7)	(767)	(4,644)
Options closed	(6)	(1,640)	(38,453)

Outstanding options, end of year	—	$650	$11,300

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$1,837	$48,516
Options written	40	5,050	49,191
Options exercised	—	(768)	(20,104)
Options expired	(14)	(3,034)	(25,704)
Options closed	(26)	(2,985)	(50,032)

Outstanding options, end of year	—	$100	$1,867

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(18,522)
Accumulated net realized loss	$18,522

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$367,153	$597,964

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$49,537
Capital loss carryforwards	(2,996,806)
Net unrealized gains[1]	1,847,720

Total	$(1,099,549)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $2,996,806 all of which is due to expire December 31, 2017.

During the year ended December 31, 2012, the Fund utilized $1,272,871 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$29,789,231

Gross unrealized appreciation	$2,130,141
Gross unrealized depreciation	(233,252)

Net unrealized appreciation	$1,896,889

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

For the year ended December 31, 2012, the average amount of transactions considered as borrowings, which include reverse repurchase agreements and treasury roll transactions, and the daily weighted average interest rates for the Fund were $1,587,309 and 0.14%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

8.    Capital Share Transactions:

Transactions in Class I capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	7,317	$95,826	1,891	$24,407
Shares issued to shareholders in reinvestment of dividends	27,983	367,153	48,252	597,964
Shares redeemed	(269,482)	(3,518,573)	(315,914)	(3,967,115)

Net decrease	(234,182)	$(3,055,594)	(265,771)	$(3,344,744)

9.    Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Class III Shares were re-opened to new investors effective January 22, 2013.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

BlackRock Variable Series Funds, Inc.

BlackRock Managed Volatility V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund (formerly BlackRock Balanced Capital V.I. Fund) and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility V.I. Fund (formerly BlackRock Balanced Capital V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Money Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Money Market Overview for the 12-Month Period Ended December 31, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the 12-month reporting period ended December 31, 2012. Sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulus measures during the period including the decision in June to extend Operation Twist (selling short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes to keep long-term interest rates low) through the end of the year. In September, the FOMC announced it would purchase approximately $40 billion per month of agency mortgage-backed securities (“MBS”) until the US labor market exhibits substantial improvement (subject to continued price stability), leaving the size of the program open-ended. In December, the FOMC announced that in addition to the September program, it would begin purchasing long-term US Treasury bonds at the rate of $45 billion per month upon the conclusion of Operation Twist. Policymakers also committed to maintaining accommodative policy and in particular the current low target range for the federal funds rate “at least as long as the unemployment rate remains above 6.5%” unless inflation projections rise above tolerance levels. This statement represents the first time the FOMC has specified a threshold for the unemployment rate with respect to setting monetary policy. Over the past four years, the FOMC’s stimulus programs have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $2.9 trillion.

Meanwhile, the European Central Bank (“ECB”) expanded its long-term refinancing operations (“LTROs”) by providing eurozone banks virtually unlimited access to three-year loans and broadening the set of eligible collateral. While conditions in the bank funding market had dramatically improved, in July the ECB cut its deposit rate to zero to encourage banks to lend these funds. By September, spiraling government borrowing costs for peripheral European countries led ECB President Draghi to announce a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries. The program, dubbed the “OMT” for Outright Monetary Transactions, is subject to formal request by a eurozone government and is subject to strict conditionality.

Yields on 3-month US Treasury bills began the year at 0.01%, peaked at 0.11% in August and ended the year at 0.05%, averaging 0.08% for the 12-month period. London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 28 basis points to close at 0.306% as of December 31, 2012.

The Federal Deposit Insurance Corporation’s temporary Transaction Account Guarantee (“TAG”) program, which had provided unlimited insurance for non-interest-bearing transaction accounts, expired on December 31, 2012. The level of disintermediation (withdrawals) of uninsured deposits from bank deposit accounts into short-term US Treasury securities and money market mutual funds prior to expiration of the TAG program fell short of expectations. To the extent that sizable cash flows into Treasuries are forthcoming, this may present downward pressure on short-term rates.

In the short-term tax-exempt market, money funds have endured asset outflows and a very low interest rate environment throughout the 12-month period, resulting in a 7.4% decline in tax-exempt money fund industry assets during the period to $290 billion as of December 31, 2012. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between 0.06% and 0.26%, averaging 0.16% for the period. The variation in the level of the SIFMA Index reflects the predominance of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a lower-supply environment.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market. Additionally, VRDN new issuance remained minimal with activity consisting mostly of re-issuance for the purpose of substituting the

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

bank underlying the issue’s credit enhancement. This trend was driven largely by uncertainty stemming from Europe’s financial problems and rating agency downgrades across the banking sector.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of December 31, 2012, representing only a nominal premium for the extension risk over VRDNs.

The economic and political climate continues to have a dramatic impact on the municipal market and tax-exempt money market funds. The US deficit crisis has federal government officials scrambling to cut spending, which results in less aid to state and local governments. At the same time, the US government’s search for additional sources of revenue puts the tax exemption for municipal securities at risk. The culmination of these factors has created a very challenging environment for tax-exempt money market funds.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Fund Information as of December 31, 2012

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Portfolio Composition	Percent of Net Assets
Commercial Paper	49%
US Treasury Obligations	20
Repurchase Agreements	13
Municipal Bonds	11
US Government Sponsored Agency Obligations	6
Corporate Notes	1

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012, and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,024.03	$1.12	0.22%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Commercial Paper (a)	Par (000)	Value
Aspen Funding Corp., 0.32%, 2/06/13	$5,000	$4,998,400
Barclays US Funding Corp., 0.25%, 2/01/13	2,000	1,999,569
Cafco LLC :
0.33%, 2/07/13	2,000	1,999,322
0.32%, 2/13/13	6,250	6,247,611
Cancara Asset Securitisation LLC, 0.22%, 1/23/13	2,000	1,999,731
Charta LLC, 0.32%, 2/19/13	4,000	3,998,258
Ciesco LLC, 0.30%, 2/21/13	5,000	4,997,875
Collateralized CP Co. LLC, 0.38%, 1/17/13	7,000	6,998,818
CRC Funding LLC, 0.34%, 2/14/13	9,500	9,496,052
ING (US) Funding LLC :
0.25%, 2/04/13	1,000	999,764
0.25%, 2/25/13	5,000	4,998,090
Matchpoint Master Trust :
0.37%, 1/09/13	4,500	4,499,630
0.33%, 1/24/13	4,227	4,226,109
MetLife Short-Term Funding :
0.29%, 1/14/13	1,400	1,399,853
0.20%, 2/11/13	3,000	2,999,317
Mont Blanc Capital Corp., 0.35%, 3/04/13	3,000	2,998,192
Nordea North America, Inc. :
0.24%, 1/15/13	4,000	3,999,627
0.30%, 5/16/13	3,000	2,996,625
Rabobank USA Financial Corp. :
0.49%, 2/01/13	5,000	4,997,912
0.38%, 3/18/13	5,000	4,995,989
Societe Generale North America, Inc., 0.25%, 1/03/13	5,000	4,999,930
State Street Corp. :
0.22%, 1/10/13	2,000	1,999,890
0.30%, 1/11/13	6,000	5,999,500
0.21%, 3/01/13	1,800	1,799,380
Total Commercial Paper — 48.6%		96,645,444

Corporate Notes (b) — 1.3%
JPMorgan Chase Bank NA, 0.39%, 5/17/13	2,480	2,480,000

Municipal Bonds (c)
Blount County Public Building Authority, Eclipse Funding Trust, Refunding RB, VRDN, Series 2007-0005, Solar Eclipse (US Bank NA LOC), 0.13%, 1/07/13	2,000	2,000,000
California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.15%, 1/07/13	1,600	1,600,000

Municipal Bonds (c)	Par (000)	Value
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT (State Street Bank & Trust Co. SBPA), 0.12%, 1/07/13	$3,000	$3,000,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.13%, 1/07/13	2,135	2,135,000
New York State HFA, RB, VRDN, AMT:
10 Barclay Street, Series A (Fannie Mae LOC), 0.12%, 1/07/13	5,000	5,000,000
Biltmore Tower Housing (Fannie Mae LOC), 0.15%, 1/07/13	3,000	3,000,000
Victory Housing, Series 2001 (Freddie Mac LOC), 0.15%, 1/07/13	5,000	5,000,000
Total Municipal Bonds — 10.9%		21,735,000

U.S. Government Sponsored Agency Obligations (b)
Freddie Mac Variable Rate Notes:
0.34%, 1/24/13	1,500	1,499,962
0.40%, 9/03/13	5,000	4,999,323
0.15%, 9/13/13	6,400	6,397,290
Total U.S. Government Sponsored Agency Obligations — 6.5%		12,896,575

US Treasury Obligations
US Treasury Bills (a):
0.14%, 2/07/13	4,000	3,999,441
0.14%, 3/21/13	5,500	5,498,334
US Treasury Notes:
2.88%, 1/31/13	3,500	3,507,715
0.63%, 2/28/13	800	800,549
0.63%, 4/30/13	6,500	6,508,852
0.50%-3.50%, 5/31/13	5,000	5,031,290
0.38%-3.38%, 6/30/13	4,000	4,047,951
0.13%, 8/31/13	3,500	3,498,270
0.13%, 9/30/13	4,500	4,498,256
2.00%, 11/30/13	2,000	2,033,057
Total US Treasury Obligations — 19.8%		39,423,715

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.20%, 1/02/13 (Purchased on 12/31/2012 to be repurchased at $8,902,099 collateralized by US Treasury Notes, 4.13% due 5/15/15, par and fair values of $8,290,500 and $9,080,101, respectively)	8,902	8,902,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
LOC	Letter of Credit

RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.22%, 1/02/13 (Purchased on 12/26/2012 to be repurchased at $15,000,642 collateralized by various US Government Sponsored Agency Obligations, 3.50%-6.00% due 9/15/27-9/20/42, par and fair values of $28,153,384 and $15,300,001, respectively)	$15,000	$15,000,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA LLC, 0.67%, 1/02/13 (Purchased on 12/31/2012 to be repurchased at $1,800,067 collateralized by various US Government Sponsored Agency Obligations and various other corporate debt obligations, 0.00%-6.61% due 4/25/24-1/25/42, par and fair values of $17,720,982 and $1,927,978, respectively)	$1,800	$1,800,000
Total Repurchase Agreements — 12.9%		25,702,000
Total Investments (Cost — $198,882,734*) — 100.0%		198,882,734
Other Assets Less Liabilities — 0.0%		5,623

Net Assets — 100.0%		$198,888,357

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$198,882,734	—	$198,882,734

[1]	See above Schedule of Investments for values in each security type.

There were no transfers between levels during the period ended December 31, 2012.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $53,031 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$173,180,734)	$173,180,734
Repurchase agreements at value—unaffiliated (cost—$25,702,000)	25,702,000
Cash	53,031
Capital shares sold receivable	99,813
Interest receivable	75,039
Prepaid expenses	2,629

Total assets	199,113,246

Liabilities:
Capital shares redeemed payable	132,080
Investment advisory fees payable	29,626
Officer’s and Directors’ fees payable	4,187
Other affiliates payable	952
Income dividends payable	210
Other accrued expenses payable	57,834

Total liabilities	224,889

Net Assets	$198,888,357

Net Assets Consist of:
Paid-in capital	$198,887,990
Accumulated net realized gain	367

Net Assets	$198,888,357

Net Asset Value:
Class I—Based on net assets of $198,888,357 and 198,892,131 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Interest	$548,900

Expenses:
Investment advisory	1,076,137
Transfer agent	81,640
Accounting services	56,187
Professional	42,694
Officer and Directors	25,827
Custodian	15,376
Printing	9,759
Miscellaneous	8,861

Total expenses	1,316,481
Less fees waived by Manager	(691,303)
Less transfer agent fees reimbursed	(76,357)

Total expenses after fees waived and reimbursed	548,821

Net investment income	79

Realized Gain:
Net realized gain from investments	3,154

Net Increase in Net Assets Resulting from Operations	$3,233

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$79	$83
Net realized gain	3,154	10,857

Net increase in net assets resulting from operations	3,233	10,940

Dividends and Distributions to Shareholders From:[1]
Net investment income	(79)	(83)
Net realized gain	(7,417)	(6,309)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,496)	(6,392)

Capital Share Transactions:
Proceeds from sales of shares	96,727,788	101,504,941
Reinvestment of dividends and distributions	7,282	6,089
Cost of shares redeemed	(133,369,486)	(102,776,394)

Net decrease in net assets derived from capital share transactions	(36,634,416)	(1,265,364)

Net Assets:
Total decrease in net assets	(36,638,679)	(1,260,816)
Beginning of year	235,527,036	236,787,852

End of year	$198,888,357	$235,527,036

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012		2011		2010		2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0014	0.0249
Net realized and unrealized gain	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0001	0.0001

Net increase from investment operations	0.0000		0.0000		0.0000		0.0015	0.0250

Dividends and distributions from:[2]
Net investment income	(0.0000)	[3]	(0.0000)	[3]	(0.0000)	[3]	(0.0014)	(0.0249)
Net realized gain	(0.0000)	[3]	(0.0000)	[3]	(0.0000)	[3]	(0.0001)	—

Total dividends and distributions	(0.0000)		(0.0000)		(0.0000)		(0.0015)	(0.0249)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return:[4]
Total investment return	0.00%		0.00%		0.00%		0.16%	2.53%

Ratios to Average Net Assets:
Total expenses	0.61%		0.58%		0.58%		0.62%	0.60%

Total expenses after fees waived and reimbursed	0.25%		0.24%		0.30%		0.48%	0.60%

Net investment income	0.00%		0.00%		0.00%		0.15%	2.52%

Supplemental Data:
Net assets, end of year (000)	$198,888		$235,527		$236,788		$307,482	$288,032

[1]	Amount is less than 0.00005 per share.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than (0.00005) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Notes to Financial Statements

1.    Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Money Market V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund’s would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements:    The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion—$2 Billion	0.450%
$2 Billion—$3 Billion	0.400%
$3 Billion—$4 Billion	0.375%
$4 Billion—$7 Billion	0.350%
$7 Billion—$10 Billion	0.325%
$10 Billion—$15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by Manager.

For the year ended December 31, 2012, the Fund reimbursed the Manager $2,775 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.02% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

3.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$7,496	$6,392

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$367

4.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

5.    Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12 months ended December 31, 2012, the Fund’s Class I and Class II shares returned 15.60% and 15.44%, respectively, while the benchmark S&P 500® Index returned 16.00%. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

—	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

—	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

—	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

—	As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

—

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

—	During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

—	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	5.80%	15.60%	1.33%	6.76%
Class II Shares[4]	5.66	15.44	1.21	6.59	[6]
S&P 500® Index	5.95	16.00	1.66	7.10

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	16
Health Care	12
Consumer Discretionary	11
Energy	11
Consumer Staples	11
Industrials	10
Materials	4
Utilities	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,058.00	$2.28	$1,000.00	$1,022.92	$2.24	0.44%
Class II	$1,000.00	$1,056.60	$3.05	$1,000.00	$1,022.17	$3.00	0.59%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
The Boeing Co.	8,392	$632,421
General Dynamics Corp.	4,098	283,868
Honeywell International, Inc.	9,687	614,834
L-3 Communications Holdings, Inc.	1,174	89,952
Lockheed Martin Corp.	3,312	305,665
Northrop Grumman Corp.	3,028	204,632
Precision Castparts Corp.	1,795	340,009
Raytheon Co.	4,096	235,766
Rockwell Collins, Inc.	1,748	101,681
Textron, Inc.	3,449	85,501
United Technologies Corp.	10,430	855,364

		3,749,693
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	2,006	126,819
Expeditors International of Washington, Inc.	2,605	103,028
FedEx Corp.	3,608	330,926
United Parcel Service, Inc., Class B	8,862	653,395

		1,214,168
Airlines — 0.1%
Southwest Airlines Co.	9,202	94,229
Auto Components — 0.3%
BorgWarner, Inc. (a)	1,437	102,918
Delphi Automotive Plc (a)	3,634	139,000
The Goodyear Tire & Rubber Co. (a)	3,059	42,245
Johnson Controls, Inc.	8,440	259,108

		543,271
Automobiles — 0.5%
Ford Motor Co.	47,177	610,942
Harley-Davidson, Inc.	2,813	137,387

		748,329
Beverages — 2.3%
Beam, Inc.	1,982	121,081
Brown-Forman Corp., Class B	1,892	119,669
The Coca-Cola Co.	47,775	1,731,844
Coca-Cola Enterprises, Inc.	3,362	106,676
Constellation Brands, Inc., Class A (a)	1,882	66,604
Dr. Pepper Snapple Group, Inc.	2,557	112,968
Molson Coors Brewing Co., Class B	1,946	83,269
Monster Beverage Corp. (a)	1,847	97,670
PepsiCo, Inc.	19,161	1,311,187

		3,750,968
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	2,397	224,863
Amgen, Inc.	9,505	820,472
Biogen Idec, Inc. (a)	2,926	429,156
Celgene Corp. (a)	5,246	412,965
Gilead Sciences, Inc. (a)	9,370	688,226

		2,575,682
Building Products — 0.0%
Masco Corp.	4,451	74,154
Capital Markets — 1.9%
Ameriprise Financial, Inc.	2,559	160,270
The Bank of New York Mellon Corp.	14,481	372,162
BlackRock, Inc. (b)	1,557	321,847
The Charles Schwab Corp.	13,624	195,641

Common Stocks	Shares	Value
Capital Markets (concluded)
E*Trade Financial Corp. (a)	3,266	$29,231
Franklin Resources, Inc.	1,702	213,941
The Goldman Sachs Group, Inc.	5,475	698,391
Invesco Ltd.	5,487	143,156
Legg Mason, Inc.	1,466	37,706
Morgan Stanley	17,069	326,359
Northern Trust Corp.	2,716	136,235
State Street Corp.	5,770	271,248
T. Rowe Price Group, Inc.	3,150	205,159

		3,111,346
Chemicals — 2.5%
Air Products & Chemicals, Inc.	2,626	220,636
Airgas, Inc.	866	79,057
CF Industries Holdings, Inc.	784	159,277
The Dow Chemical Co.	14,825	479,144
E.I. du Pont de Nemours & Co.	11,527	518,369
Eastman Chemical Co.	1,910	129,975
Ecolab, Inc.	3,253	233,891
FMC Corp.	1,686	98,665
International Flavors & Fragrances, Inc.	998	66,407
LyondellBasell Industries NV, Class A	4,685	267,467
Monsanto Co.	6,610	625,636
The Mosaic Co.	3,438	194,694
PPG Industries, Inc.	1,893	256,218
Praxair, Inc.	3,682	402,995
The Sherwin-Williams Co.	1,058	162,742
Sigma-Aldrich Corp.	1,479	108,825

		4,003,998
Commercial Banks — 2.8%
BB&T Corp.	8,635	251,365
Comerica, Inc.	2,369	71,876
Fifth Third Bancorp	11,186	169,915
First Horizon National Corp.	3,131	31,028
Huntington Bancshares, Inc.	10,654	68,079
KeyCorp	11,592	97,605
M&T Bank Corp.	1,505	148,197
The PNC Financial Services Group, Inc. (b)	6,529	380,706
Regions Financial Corp.	17,592	125,255
SunTrust Banks, Inc.	6,644	188,357
US Bancorp	23,302	744,266
Wells Fargo & Co.	60,628	2,072,265
Zions Bancorporation	2,294	49,092

		4,398,006
Commercial Services & Supplies — 0.5%
The ADT Corp.	2,857	132,822
Avery Dennison Corp.	1,253	43,755
Cintas Corp.	1,312	53,661
Iron Mountain, Inc.	2,056	63,839
Pitney Bowes, Inc.	2,510	26,707
Republic Services, Inc.	3,713	108,902
Stericycle, Inc. (a)	1,057	98,586
Tyco International Ltd.	5,749	168,158
Waste Management, Inc.	5,419	182,837

		879,267
Communications Equipment — 2.0%
Cisco Systems, Inc.	65,695	1,290,907
F5 Networks, Inc. (a)	971	94,333
Harris Corp.	1,422	69,621

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
JDS Uniphase Corp. (a)	2,901	$39,279
Juniper Networks, Inc. (a)	6,412	126,124
Motorola Solutions, Inc.	3,485	194,045
QUALCOMM, Inc.	21,085	1,307,692

		3,122,001
Computers & Peripherals — 5.0%
Apple, Inc.	11,645	6,207,134
Dell, Inc.	17,992	182,259
EMC Corp. (a)	26,052	659,116
Hewlett-Packard Co.	24,275	345,919
NetApp, Inc. (a)	4,456	149,499
SanDisk Corp. (a)	2,976	129,635
Seagate Technology Plc	4,182	127,467
Western Digital Corp.	2,731	116,040

		7,917,069
Construction & Engineering — 0.2%
Fluor Corp.	2,073	121,768
Jacobs Engineering Group, Inc. (a)	1,627	69,261
Quanta Services, Inc. (a)	2,651	72,346

		263,375
Construction Materials — 0.1%
Vulcan Materials Co.	1,620	84,321
Consumer Finance — 0.9%
American Express Co.	12,066	693,554
Capital One Financial Corp.	7,192	416,632
Discover Financial Services	6,267	241,593
SLM Corp.	5,763	98,720

		1,450,499
Containers & Packaging — 0.1%
Ball Corp.	1,920	85,920
Bemis Co.	1,270	42,494
Owens-Illinois, Inc. (a)	1,999	42,519
Sealed Air Corp.	2,362	41,359

		212,292
Distributors — 0.1%
Genuine Parts Co.	1,909	121,374
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	1,262	26,401
H&R Block, Inc.	3,392	62,990

		89,391
Diversified Financial Services — 3.5%
Bank of America Corp.	133,373	1,547,127
Citigroup, Inc.	36,288	1,435,553
CME Group, Inc.	3,782	191,785
IntercontinentalExchange, Inc. (a)	894	110,686
JPMorgan Chase & Co.	47,047	2,068,656
Leucadia National Corp.	2,420	57,572
Moody’s Corp.	2,419	121,724
The NASDAQ OMX Group, Inc.	1,477	36,940
NYSE Euronext	3,057	96,418

		5,666,461
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	70,344	2,371,296
CenturyLink, Inc.	7,709	301,576
Frontier Communications Corp. (c)	12,490	53,457

Common Stocks	Shares	Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.	35,316	$1,528,123
Windstream Corp.	7,137	59,095

		4,313,547
Electric Utilities — 2.0%
American Electric Power Co., Inc.	5,997	255,952
Duke Energy Corp.	8,710	555,698
Edison International	4,017	181,528
Entergy Corp.	2,207	140,696
Exelon Corp.	10,551	313,787
FirstEnergy Corp.	5,158	215,398
NextEra Energy, Inc.	5,229	361,794
Northeast Utilities, Inc.	3,862	150,927
Pepco Holdings, Inc.	2,801	54,928
Pinnacle West Capital Corp.	1,343	68,466
PPL Corp.	7,175	205,420
The Southern Co.	10,801	462,391
Xcel Energy, Inc.	6,008	160,474

		3,127,459
Electrical Equipment — 0.7%
Eaton Corp. Plc	5,703	309,102
Emerson Electric Co.	8,953	474,151
Rockwell Automation, Inc.	1,738	145,975
Roper Industries, Inc.	1,214	135,337

		1,064,565
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1,978	127,977
Corning, Inc.	18,296	230,895
Flir Systems, Inc.	1,889	42,144
Jabil Circuit, Inc.	2,355	45,428
Molex, Inc.	1,722	47,062
TE Connectivity Ltd.	5,250	194,880

		688,386
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	5,424	221,516
Cameron International Corp. (a)	3,074	173,558
Diamond Offshore Drilling, Inc.	863	58,650
Ensco Plc, Class A	2,869	170,074
FMC Technologies, Inc. (a)	2,932	125,578
Halliburton Co.	11,473	397,998
Helmerich & Payne, Inc.	1,322	74,045
Nabors Industries Ltd. (a)	3,617	52,266
National Oilwell Varco, Inc.	5,276	360,615
Noble Corp.	3,148	109,613
Rowan Cos. Plc, Class A (a)	1,553	48,562
Schlumberger Ltd.	16,425	1,138,088

		2,930,563
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	5,350	528,419
CVS Caremark Corp.	15,449	746,959
The Kroger Co.	6,387	166,190
Safeway, Inc.	2,984	53,981
Sysco Corp.	7,253	229,630
Wal-Mart Stores, Inc.	20,719	1,413,657
Walgreen Co.	10,650	394,156
Whole Foods Market, Inc.	2,147	196,086

		3,729,078

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products — 1.7%
Archer-Daniels-Midland Co.	8,125	$222,544
Campbell Soup Co.	2,237	78,049
ConAgra Foods, Inc.	5,019	148,060
Dean Foods Co. (a)	2,330	38,468
General Mills, Inc.	7,992	322,957
H.J. Heinz Co.	3,963	228,586
The Hershey Co.	1,861	134,401
Hormel Foods Corp.	1,650	51,497
The J.M. Smucker Co.	1,351	116,510
Kellogg Co.	3,083	172,186
Kraft Foods Group, Inc.	7,318	332,749
McCormick & Co., Inc.	1,641	104,253
Mead Johnson Nutrition Co.	2,505	165,054
Mondelez International, Inc., Class A	21,972	559,627
Tyson Foods, Inc., Class A	3,570	69,258

		2,744,199
Gas Utilities — 0.1%
AGL Resources, Inc.	1,468	58,676
ONEOK, Inc.	2,549	108,970

		167,646
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	6,790	452,621
Becton Dickinson & Co.	2,436	190,471
Boston Scientific Corp. (a)	17,118	98,086
C.R. Bard, Inc.	955	93,342
CareFusion Corp. (a)	2,772	79,224
Covidien Plc	5,873	339,107
DENTSPLY International, Inc.	1,745	69,119
Edwards Lifesciences Corp. (a)	1,435	129,394
Intuitive Surgical, Inc. (a)	491	240,772
Medtronic, Inc.	12,538	514,309
St. Jude Medical, Inc.	3,835	138,597
Stryker Corp.	3,563	195,323
Varian Medical Systems, Inc. (a)(c)	1,345	94,473
Zimmer Holdings, Inc.	2,142	142,786

		2,777,624
Health Care Providers & Services — 1.9%
Aetna, Inc.	4,157	192,469
AmerisourceBergen Corp.	2,931	126,561
Cardinal Health, Inc.	4,230	174,191
Cigna Corp.	3,549	189,730
Coventry Health Care, Inc.	1,674	75,045
DaVita, Inc. (a)	1,031	113,956
Express Scripts Holding Co. (a)	10,093	545,022
Humana, Inc.	1,969	135,133
Laboratory Corp. of America Holdings (a)	1,162	100,653
McKesson Corp.	2,911	282,251
Patterson Cos., Inc.	1,056	36,147
Quest Diagnostics, Inc.	1,967	114,617
Tenet Healthcare Corp. (a)	1,294	42,016
UnitedHealth Group, Inc.	12,660	686,678
WellPoint, Inc.	3,750	228,450

		3,042,919
Health Care Technology — 0.1%
Cerner Corp. (a)	1,810	140,528
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	5,500	202,235
Chipotle Mexican Grill, Inc. (a)	388	115,414
Darden Restaurants, Inc.	1,615	72,788

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
International Game Technology	3,341	$47,342
Marriott International, Inc., Class A	3,066	114,270
McDonald’s Corp.	12,438	1,097,156
Starbucks Corp.	9,219	494,323
Starwood Hotels & Resorts Worldwide, Inc.	2,416	138,582
Wyndham Worldwide Corp.	1,750	93,117
Wynn Resorts Ltd.	973	109,453
Yum! Brands, Inc.	5,603	372,039

		2,856,719
Household Durables — 0.3%
D.R. Horton, Inc.	3,470	68,637
Garmin Ltd.	1,347	54,984
Harman International Industries, Inc.	866	38,658
Leggett & Platt, Inc.	1,753	47,717
Lennar Corp., Class A	2,018	78,036
Newell Rubbermaid, Inc.	3,504	78,034
PulteGroup, Inc. (a)	4,260	77,362
Whirlpool Corp.	961	97,782

		541,210
Household Products — 2.1%
The Clorox Co.	1,605	117,518
Colgate-Palmolive Co.	5,504	575,388
Kimberly-Clark Corp.	4,853	409,739
The Procter & Gamble Co.	33,862	2,298,891

		3,401,536
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	7,573	81,031
NRG Energy, Inc.	4,018	92,374

		173,405
Industrial Conglomerates — 2.4%
3M Co.	7,873	731,008
Danaher Corp.	7,208	402,927
General Electric Co.	129,864	2,725,846

		3,859,781
Insurance — 4.0%
ACE Ltd.	4,197	334,921
Aflac, Inc.	5,799	308,043
The Allstate Corp.	5,943	238,730
American International Group, Inc. (a)	18,255	644,401
Aon Plc	3,958	220,065
Assurant, Inc.	1,007	34,943
Berkshire Hathaway, Inc., Class B (a)	22,591	2,026,413
The Chubb Corp.	3,252	244,941
Cincinnati Financial Corp.	1,830	71,663
Genworth Financial, Inc., Class A (a)	6,149	46,179
Hartford Financial Services Group, Inc.	5,451	122,320
Lincoln National Corp.	3,420	88,578
Loews Corp.	3,866	157,539
Marsh & McLennan Cos., Inc.	6,737	232,224
MetLife, Inc.	13,484	444,163
Principal Financial Group, Inc.	3,434	97,938
The Progressive Corp.	6,920	146,012
Prudential Financial, Inc.	5,758	307,074
Torchmark Corp.	1,187	61,332
The Travelers Cos., Inc.	4,732	339,852
Unum Group	3,446	71,746
XL Group Plc	3,749	93,950

		6,333,027

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (a)	4,483	$1,125,861
Expedia, Inc.	1,145	70,360
Netflix, Inc. (a)	679	62,998
priceline.com, Inc. (a)	617	383,280
TripAdvisor, Inc. (a)	1,371	57,527

		1,700,026
Internet Software & Services — 2.2%
Akamai Technologies, Inc. (a)	2,178	89,102
eBay, Inc. (a)	14,403	734,841
Google, Inc., Class A (a)	3,294	2,336,665
VeriSign, Inc. (a)	1,905	73,952
Yahoo! Inc. (a)	12,845	255,615

		3,490,175
IT Services — 3.8%
Accenture Plc, Class A	7,894	524,951
Automatic Data Processing, Inc.	5,997	341,889
Cognizant Technology Solutions Corp., Class A (a)	3,706	274,429
Computer Sciences Corp.	1,943	77,817
Fidelity National Information Services, Inc.	3,099	107,876
Fiserv, Inc. (a)	1,661	131,269
International Business Machines Corp.	13,154	2,519,649
MasterCard, Inc., Class A	1,323	649,964
Paychex, Inc.	3,981	123,968
SAIC, Inc.	3,529	39,948
Teradata Corp. (a)	2,083	128,917
Total System Services, Inc.	2,026	43,397
Visa, Inc., Class A	6,454	978,297
The Western Union Co.	7,434	101,177

		6,043,548
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,459	52,378
Mattel, Inc.	4,233	155,013

		207,391
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	4,331	177,311
Life Technologies Corp. (a)	2,151	105,571
PerkinElmer, Inc.	1,441	45,737
Thermo Fisher Scientific, Inc.	4,470	285,097
Waters Corp. (a)	1,084	94,438

		708,154
Machinery — 1.9%
Caterpillar, Inc.	8,088	724,523
Cummins, Inc.	2,181	236,311
Deere & Co.	4,836	417,927
Dover Corp.	2,221	145,942
Flowserve Corp.	624	91,603
Illinois Tool Works, Inc.	5,290	321,685
Ingersoll-Rand Plc	3,480	166,901
Joy Global, Inc.	1,324	84,445
PACCAR, Inc.	4,382	198,110
Pall Corp.	1,387	83,581
Parker Hannifin Corp.	1,855	157,786
Pentair Ltd., Registered Shares	2,621	128,822
Snap-On, Inc.	711	56,162
Stanley Black & Decker, Inc.	2,079	153,784
Xylem, Inc.	2,272	61,571

		3,029,153

Common Stocks	Shares	Value
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A	2,699	$40,323
CBS Corp., Class B	7,304	277,917
Comcast Corp., Class A	32,918	1,230,475
DIRECTV (a)	7,493	375,849
Discovery Communications, Inc., Class A (a)	2,968	188,409
Gannett Co., Inc.	2,882	51,905
The Interpublic Group of Cos., Inc.	5,402	59,530
The McGraw-Hill Cos., Inc.	3,451	188,666
News Corp., Class A	24,991	638,270
Omnicom Group, Inc.	3,284	164,069
Scripps Networks Interactive, Class A	1,081	62,611
Time Warner Cable, Inc.	3,743	363,782
Time Warner, Inc.	11,717	560,424
Viacom, Inc., Class B	5,733	302,358
The Walt Disney Co.	21,954	1,093,090
The Washington Post Co., Class B	57	20,817

		5,618,495
Metals & Mining — 0.7%
Alcoa, Inc.	13,177	114,377
Allegheny Technologies, Inc.	1,358	41,229
Cliffs Natural Resources, Inc.	1,783	68,753
Freeport-McMoRan Copper & Gold, Inc.	11,721	400,858
Newmont Mining Corp.	6,128	284,584
Nucor Corp.	3,955	170,777
United States Steel Corp.	1,805	43,085

		1,123,663
Multi-Utilities — 1.2%
Ameren Corp.	2,995	92,006
CenterPoint Energy, Inc.	5,286	101,756
CMS Energy Corp.	3,295	80,332
Consolidated Edison, Inc.	3,609	200,444
Dominion Resources, Inc.	7,099	367,728
DTE Energy Co.	2,117	127,126
Integrys Energy Group, Inc.	945	49,348
NiSource, Inc.	3,803	94,657
PG&E Corp.	5,305	213,155
Public Service Enterprise Group, Inc.	6,246	191,128
SCANA Corp.	1,639	74,804
Sempra Energy	2,794	198,206
TECO Energy, Inc.	2,571	43,090
Wisconsin Energy Corp.	2,825	104,101

		1,937,881
Multiline Retail — 0.8%
Big Lots, Inc. (a)	745	21,203
Dollar General Corp. (a)	3,259	143,689
Dollar Tree, Inc. (a)	2,842	115,272
Family Dollar Stores, Inc.	1,197	75,902
J.C. Penney Co., Inc.	1,781	35,103
Kohl’s Corp.	2,635	113,252
Macy’s, Inc.	4,909	191,549
Nordstrom, Inc.	1,892	101,222
Target Corp.	8,065	477,206

		1,274,398
Office Electronics — 0.1%
Xerox Corp.	15,742	107,360

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 9.0%
Anadarko Petroleum Corp.	6,184	$459,533
Apache Corp.	4,839	379,862
Cabot Oil & Gas Corp.	2,592	128,926
Chesapeake Energy Corp.	6,433	106,917
Chevron Corp.	24,228	2,620,016
ConocoPhillips	15,016	870,778
CONSOL Energy, Inc.	2,799	89,848
Denbury Resources, Inc. (a)	4,752	76,982
Devon Energy Corp.	4,649	241,934
EOG Resources, Inc.	3,347	404,284
EQT Corp.	1,831	107,992
Exxon Mobil Corp.	56,457	4,886,353
Hess Corp.	3,664	194,045
Kinder Morgan, Inc.	7,807	275,821
Marathon Oil Corp.	8,721	267,386
Marathon Petroleum Corp.	4,194	264,222
Murphy Oil Corp.	2,291	136,429
Newfield Exploration Co. (a)	1,652	44,241
Noble Energy, Inc.	2,196	223,421
Occidental Petroleum Corp.	10,021	767,709
Peabody Energy Corp.	3,286	87,440
Phillips 66	7,738	410,888
Pioneer Natural Resources Co.	1,519	161,910
QEP Resources, Inc.	2,221	67,230
Range Resources Corp.	2,003	125,849
Southwestern Energy Co. (a)	4,344	145,133
Spectra Energy Corp.	8,215	224,927
Tesoro Corp.	1,726	76,030
Valero Energy Corp.	6,827	232,937
The Williams Cos., Inc.	8,310	272,069
WPX Energy, Inc. (a)	2,537	37,751

		14,388,863
Paper & Forest Products — 0.2%
International Paper Co.	5,417	215,813
MeadWestvaco Corp.	2,138	68,138

		283,951
Personal Products — 0.2%
Avon Products, Inc.	5,337	76,639
The Estée Lauder Cos., Inc., Class A	2,983	178,563

		255,202
Pharmaceuticals — 6.1%
Abbott Laboratories	19,558	1,281,049
Allergan, Inc.	3,797	348,299
Bristol-Myers Squibb Co.	20,458	666,726
Eli Lilly & Co.	12,630	622,912
Forest Laboratories, Inc. (a)	2,925	103,311
Hospira, Inc. (a)	2,051	64,073
Johnson & Johnson	34,300	2,404,430
Merck & Co., Inc.	37,629	1,540,531
Mylan, Inc. (a)(c)	5,077	139,516
Perrigo Co.	1,099	114,329
Pfizer, Inc.	91,183	2,286,870
Watson Pharmaceuticals, Inc. (a)	1,585	136,310

		9,708,356
Professional Services — 0.1%
The Dun & Bradstreet Corp.	561	44,122
Equifax, Inc.	1,466	79,340
Robert Half International, Inc.	1,762	56,067

		179,529

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	4,888	$377,696
Apartment Investment & Management Co., Class A	1,815	49,114
AvalonBay Communities, Inc.	1,410	191,182
Boston Properties, Inc.	1,861	196,912
Equity Residential	3,969	224,923
HCP, Inc.	5,579	252,059
Health Care REIT, Inc.	3,202	196,251
Host Hotels & Resorts, Inc.	8,922	139,808
Kimco Realty Corp.	5,035	97,276
Plum Creek Timber Co., Inc.	2,005	88,962
ProLogis, Inc.	5,679	207,227
Public Storage	1,780	258,029
Simon Property Group, Inc.	3,825	604,694
Ventas, Inc.	3,647	236,034
Vornado Realty Trust (c)	2,102	168,328
Weyerhaeuser Co.	6,686	186,004

		3,474,499
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	3,777	75,162
Road & Rail — 0.8%
CSX Corp.	12,800	252,544
Norfolk Southern Corp.	3,911	241,856
Ryder System, Inc.	653	32,604
Union Pacific Corp.	5,829	732,822

		1,259,826
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (a)	7,651	18,362
Altera Corp.	3,946	135,900
Analog Devices, Inc.	3,712	156,127
Applied Materials, Inc.	14,889	170,330
Broadcom Corp., Class A (a)	6,400	212,544
First Solar, Inc. (a)	768	23,716
Intel Corp.	61,640	1,271,633
KLA-Tencor Corp.	2,051	97,956
Lam Research Corp. (a)	2,115	76,415
Linear Technology Corp.	2,850	97,755
LSI Corp. (a)	6,974	49,376
Microchip Technology, Inc.	2,385	77,727
Micron Technology, Inc. (a)	12,705	80,677
NVIDIA Corp.	7,819	96,095
Teradyne, Inc. (a)	2,346	39,624
Texas Instruments, Inc.	13,899	430,035
Xilinx, Inc.	3,212	115,311

		3,149,583
Software — 3.5%
Adobe Systems, Inc. (a)	6,109	230,187
Autodesk, Inc. (a)	2,801	99,015
BMC Software, Inc. (a)	1,781	70,635
CA, Inc.	4,182	91,920
Citrix Systems, Inc. (a)	2,300	151,225
Electronic Arts, Inc. (a)	3,825	55,577
Intuit, Inc.	3,433	204,264
Microsoft Corp. (d)	93,755	2,506,071
Oracle Corp.	46,559	1,551,346
Red Hat, Inc. (a)	2,375	125,780
Salesforce.com, Inc. (a)(c)	1,613	271,145
Symantec Corp. (a)	8,628	162,293

		5,519,458

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 2.2%
Abercrombie & Fitch Co., Class A	975	$46,771
AutoNation, Inc. (a)	463	18,381
AutoZone, Inc. (a)	459	162,683
Bed Bath & Beyond, Inc. (a)	2,849	159,288
Best Buy Co., Inc.	3,292	39,010
CarMax, Inc. (a)	2,852	107,064
GameStop Corp., Class A	1,507	37,811
The Gap, Inc.	3,698	114,786
The Home Depot, Inc.	18,523	1,145,647
Limited Brands, Inc.	2,967	139,627
Lowe’s Cos., Inc.	13,944	495,291
O’Reilly Automotive, Inc. (a)	1,427	127,602
PetSmart, Inc.	1,337	91,371
Ross Stores, Inc.	2,762	149,562
Staples, Inc.	8,387	95,612
Tiffany & Co.	1,489	85,379
TJX Cos., Inc.	9,045	383,960
Urban Outfitters, Inc. (a)	1,335	52,546

		3,452,391
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	3,522	195,506
Fossil, Inc. (a)	662	61,632
NIKE, Inc., Class B	9,050	466,980
Ralph Lauren Corp.	764	114,539
VF Corp.	1,092	164,860

		1,003,517
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	5,945	48,333
People’s United Financial, Inc.	4,394	53,123

		101,456
Tobacco — 1.8%
Altria Group, Inc.	25,100	788,642
Lorillard, Inc.	1,602	186,906

Common Stocks	Shares	Value
Tobacco (concluded)
Philip Morris International, Inc.	20,691	$1,730,595
Reynolds American, Inc.	4,030	166,963

		2,873,106
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,348	156,318
W.W. Grainger, Inc.	736	148,944

		305,262
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	3,618	261,075
MetroPCS Communications, Inc. (a)	3,815	37,921
Sprint Nextel Corp. (a)	37,041	210,022

		509,018
Total Long-Term Investments (Cost — $78,461,507) — 98.8%		157,741,509

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(e)	1,927,331	1,927,331

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (b)(e)(f)	364	363,780
Total Short-Term Securities (Cost — $2,291,111) — 1.4%		2,291,111
Total Investments (Cost — $80,752,618) — 100.2%		160,032,620
Liabilities in Excess of Other Assets — (0.2)%		(288,075)

Net Assets — 100.0%		$159,744,545

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock, Inc.	1,290	404		(137)	1,557	$321,847	$9,090	$(2,827)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,261,622	665,709	[1]	—	1,927,331	$1,927,331	$2,732	$—
BlackRock Liquidity Series LLC, Money Market Series	$1,124,866	—		(761,086)[2]	363,780	$363,780	$6,782	$—
The PNC Financial Services Group, Inc.	6,828	159		(458)	6,529	$380,706	$10,419	$2,377

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares/beneficial interest sold.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (concluded)

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
31	S&P 500 E-Mini	Chicago Mercantile	March 2013	$2,201,155	$(1,461)

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	$157,602,509	$139,000	—	$157,741,509
Short-Term Securities	1,927,331	363,780	—	2,291,111

Total	$159,529,840	$502,780	—	$160,032,620

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,461)	—	—	$(1,461)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,414	—	—	$4,414
Liabilities:
Collateral on securities loaned at value	—	$(363,780)	—	$(363,780)

Total	$4,414	$(363,780)	—	$(359,366)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $361,907) (cost—$77,887,129)	$157,038,956
Investments at value—affiliated (cost—$2,865,489)	2,993,664
Cash	4,414
Dividends receivable—unaffiliated	173,839
Variation margin receivable	55,325
Capital shares sold receivable	28,142
Investments sold receivable	22,412
Securities lending income receivable—affiliated	273
Prepaid expenses	2,600

Total assets	160,319,625

Liabilities:
Collateral on securities loaned at value	363,780
Capital shares redeemed payable	100,135
Investment advisory fees payable	40,345
Officer’s and Directors’ fees payable	3,607
Other affiliates payable	401
Distribution fees payable	195
Other accrued expenses payable	66,617

Total liabilities	575,080

Net Assets	$159,744,545

Net Assets Consist of:
Paid-in capital	$86,460,489
Undistributed net investment income	30,086
Accumulated net realized loss	(6,024,571)
Net unrealized appreciation/depreciation	79,278,541

Net Assets	$159,744,545

Net Asset Value:
Class I—Based on net assets of $158,160,391 and 10,251,901 shares outstanding, 100 million shares authorized, $0.10 par value	$15.43

Class II—Based on net assets of $1,584,154 and 103,297 shares outstanding, 100 million shares authorized, $0.10 par value	$15.34

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$3,622,128
Foreign taxes withheld	(2,263)
Dividends—affiliated	22,241
Securities lending—affiliated—net	6,782

Total income	3,648,888

Expenses:
Investment advisory	476,245
Professional	68,035
Transfer agent—Class I	60,910
Transfer agent—Class II	625
Accounting services	43,785
Custodian	27,439
Officer and Directors	24,263
Printing	18,131
Distribution—Class II	2,441
Miscellaneous	10,484

Total expenses	732,358
Less fees waived by Manager	(1,320)
Less transfer agent fees reimbursed—Class I	(51,723)
Less transfer agent fees reimbursed—Class II	(529)

Total expenses after fees waived and/or reimbursed	678,786

Net investment income	2,970,102

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	3,855,102
Investments—affiliated	(450)
Financial futures contracts	557,651

4,412,303

Net change in unrealized appreciation/depreciation on:
Investments	15,287,903
Financial futures contracts	(6,504)

15,281,399

Total realized and unrealized gain	19,693,702

Net Increase in Net Assets Resulting from Operations	$22,663,804

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$2,970,102	$2,590,107
Net realized gain	4,412,303	6,219,689
Net change in unrealized appreciation/depreciation	15,281,399	(5,705,635)

Net increase in net assets resulting from operations	22,663,804	3,104,161

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Class I	(2,942,827)	(2,579,988)
Class II	(27,236)	(22,104)
Net realized gain:
Class I	(3,456,631)	(5,977,977)
Class II	(34,849)	(54,009)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,461,543)	(8,634,078)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(4,957,525)	(10,133,103)

Net Assets:
Total increase (decrease) in net assets	11,244,736	(15,663,020)
Beginning of year	148,499,809	164,162,829

End of year	$159,744,545	$148,499,809

Undistributed net investment income	$30,086	$30,052

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$13.92	$14.52	$13.24	$10.75	$18.60

Net investment income[1]	0.29	0.24	0.22	0.24	0.30
Net realized and unrealized gain (loss)	1.87	0.02	1.72	2.58	(7.23)

Net increase (decrease) from investment operations	2.16	0.26	1.94	2.82	(6.93)

Dividends and distributions from:[2]
Net investment income	(0.30)	(0.26)	(0.23)	(0.24)	(0.33)
Net realized gain	(0.35)	(0.60)	(0.43)	(0.09)	(0.59)

Total dividends and distributions	(0.65)	(0.86)	(0.66)	(0.33)	(0.92)

Net asset value, end of year	$15.43	$13.92	$14.52	$13.24	$10.75

Total Investment Return:[3]
Based on net asset value	15.60%	1.70%	14.70%	26.19%	(37.22)%

Ratios to Average Net Assets:
Total expenses	0.46%	0.43%	0.43%	0.43%	0.43%

Total expenses after fees waived and reimbursed	0.43%	0.43%	0.42%	0.43%	0.43%

Net investment income	1.87%	1.65%	1.63%	1.92%	1.88%

Supplemental Data:
Net assets, end of year (000)	$158,160	$147,145	$163,308	$159,036	$143,897

Portfolio turnover	4%	4%	5%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$13.84	$14.44	$13.12	$10.66	$18.46

Net investment income[1]	0.26	0.22	0.18	0.21	0.27
Net realized and unrealized gain (loss)	1.86	0.02	1.75	2.56	(7.17)

Net increase (decrease) from investment operations	2.12	0.24	1.93	2.77	(6.90)

Dividends and distributions from:[2]
Net investment income	(0.27)	(0.24)	(0.18)	(0.22)	(0.31)
Net realized gain	(0.35)	(0.60)	(0.43)	(0.09)	(0.59)

Total dividends and distributions	(0.62)	(0.84)	(0.61)	(0.31)	(0.90)

Net asset value, end of year	$15.34	$13.84	$14.44	$13.12	$10.66

Total Investment Return:[3]
Based on net asset value	15.44%	1.58%	14.73%	25.96%	(37.33)%

Ratios to Average Net Assets:
Total expenses	0.61%	0.58%	0.58%	0.58%	0.58%

Total expenses after fees waived and reimbursed	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.72%	1.52%	1.39%	1.76%	1.79%

Supplemental Data:
Net assets, end of year (000)	$1,584	$1,355	$855	$2,407	$2,129

Portfolio turnover	4%	4%	5%	5%	4%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Note to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at its last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards (the “FASB”) Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or other risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(1,461)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Financial Futures Contracts
Equity contracts	$557,651

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(6,504)

For the year ended December 31, 2012 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased . . . . . . . .	30
Average notional value of contracts purchased . . .	$2,094,501

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.300%
$500 Million—$1 Billion	0.275%
Greater than $1 Billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares and 1.40% for Class II Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,705 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.00%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $4,037 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $6,653,906 and $15,206,042, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$(5)
Accumulated net realized loss	$5

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$3,228,105	$2,712,260
Long-term capital gains	3,233,438	5,921,818

Total	$6,461,543	$8,634,078

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$30,086
Undistributed long-term capital gains	678,427
Net unrealized gains[1]	72,582,764
Qualified late-year losses[2]	(7,221)

Total	$73,284,056

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$87,446,558

Gross unrealized appreciation	$79,696,414
Gross unrealized depreciation	(7,110,352)

Net unrealized appreciation	$72,586,062

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	803,618	$12,336,078	509,810	$7,394,758
Shares issued to shareholders in reinvestment of dividends	421,822	6,399,458	608,057	8,557,965
Shares redeemed	(1,543,590)	(23,771,104)	(1,798,670)	(26,630,002)

Net decrease	(318,150)	$(5,035,568)	(680,803)	$(10,677,279)

Class II
Shares sold	27,124	$415,373	38,956	$548,178
Shares issued to shareholders in reinvestment of dividends	4,117	62,085	5,448	76,113
Shares redeemed	(25,831)	(399,415)	(5,712)	(80,115)

Net increase	5,410	$78,043	38,692	$544,176

Total Net Decrease	(312,740)	$(4,957,525)	(642,111)	$(10,133,103)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Total Return V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

—	The Fund’s overweight relative to its benchmark index in non-government spread sectors and underweight in US government-related sectors had a positive impact on performance. The Fund particularly benefited from its overweight exposures to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). These sectors generated strong returns given the limited availability of high-quality securitized products coupled with increased investor demand for yield.

—	The Fund’s exposure to agency mortgage-backed securities (“MBS”) had a positive impact on performance as the sector benefited from heavy purchasing activity in connection with the US Federal Reserve’s stimulus program. The Fund especially benefited from increasing its allocation to agency MBS positions prior to the September policy announcement from the central bank.

—	Additional positive contributors to performance for the period included the Fund’s allocation to non-agency residential MBS, which is not represented in the benchmark index, as well as its exposures within sovereign debt and corporate credit.

—	The Fund maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. The overall impact of the Fund’s duration and yield curve positioning for the 12-month period was positive for performance.

—	Detracting slightly from performance were the various hedge positions in the Fund as well as security selection within US Treasuries and non-credit securities (i.e., non-corporate sovereign agencies).

Describe recent portfolio activity.

—	Throughout the 12-month period, the Fund actively managed duration while maintaining a short duration bias relative to the benchmark index. The Fund tactically managed its corporate credit exposure, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Following their strong performance in early 2012, the Fund reduced exposure to investment grade credits later in the year. The Fund added to positions in CMBS and ABS to take advantage of opportunities in those sectors. In addition, the Fund increased exposure to select sovereign debt and added to its euro and Japanese yen exposures. The Fund continued to maintain liquidity through its allocations to agency MBS and US Treasuries.

Describe portfolio positioning at period end.

—	At period end, the Fund was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a neutral duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2012

	Standardized 30-Day Yield	6-Month Total Returns[5]		Average Annual Total Returns
				1 Year[5]		5 Years[5]		10 Years[5]
Class I Shares[4]	2.57%	4.26%		8.25%		5.45%		4.64%
Class III Shares[4]	2.32	4.06	[6]	7.91	[6]	5.17	[6]	4.38	[6]
Barclays US Aggregate Bond Index	—	1.80		4.21		5.95		5.18

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Information as of December 31, 2012

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	46%
Corporate Bonds	19
US Treasury Obligations	14
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	4
Preferred Securities	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$1,042.60	$3.44	$1,000.00	$1,021.74	$3.40	0.67%
Class III	$1,000.00	$1,025.00	$3.65	$1,000.00	$1,015.39	$3.64	0.95%

	Excluding Interest Expense
Class I	$1,000.00	$1,042.60	$3.29	$1,000.00	$1,021.94	$3.25	0.64%
Class III	$1,000.00	$1,025.00	$3.50	$1,000.00	$1,015.59	$3.48	0.91%

[1]	For Class I Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). For Class III Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 138/366.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC, Class A (a):
Series 2010-1A, 5.56%, 7/15/59	USD	586	$667,906
Series 2010-2A, 4.07%, 1/15/48		397	426,971
Series 2010-3A, 3.82%, 12/15/48		412	434,430
ACE Securities Corp., Series 2003-OP1, Class A2, 0.93%, 12/25/33 (b)		122	104,249
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)		280	281,200
AH Mortgage Servicer Advance Revolving Trust I, Series SART-1, Class A1R, 2.23%, 5/10/43 (a)		250	250,175
Alm Loan Funding, Series 2012-7A, Class A1, 1.70%, 10/19/24 (a)(b)		475	475,000
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		180	190,146
Series 2012-2, Class C, 2.64%, 10/10/17		235	241,457
Series 2012-2, Class D, 3.38%, 4/09/18		320	331,211
Series 2012-3, Class C, 2.42%, 5/08/18		150	155,599
Series 2012-3, Class D, 3.03%, 7/09/18		100	102,331
Series 2012-4, Class B, 1.31%, 11/08/17		85	85,423
Series 2012-4, Class C, 1.93%, 8/08/18		140	141,109
Series 2012-4, Class D, 2.68%, 10/09/18		270	273,232
Series 2012-5, Class C, 1.69%, 11/08/18		165	165,026
Series 2012-5, Class D, 2.35%, 12/10/18		190	189,907
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.52%, 10/20/43 (a)(b)		248	227,805
Carlyle Global Market Strategies Ltd., Series 2012-4A, Class A, 1.78%, 1/20/25 (a)(b)		650	650,000
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		95	97,193
Class C, 2.20%, 10/16/17		55	56,330
Class D, 3.09%, 8/15/18		70	71,769
Chesapeake Funding LLC, Series 2012-1A, Class B, 1.81%, 11/07/23 (a)(b)		200	200,466
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.83%, 9/25/33		127	117,030
Series 2004-5, Class A, 0.66%, 10/25/34		143	136,597
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		250	250,070
DT Auto Owner Trust, Series 2012-1A (a):
Class B, 2.26%, 10/16/17		390	390,739
Class D, 4.94%, 7/16/18		250	253,408

Asset-Backed Securities	Par (000)		Value
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)	USD	125	$125,800
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		65	65,411
Series 2011-2, Class C, 2.37%, 9/15/15		155	156,319
Series 2011-2, Class D, 2.86%, 9/15/15		110	110,236
Series 2012-1, Class C, 1.71%, 1/15/16 (b)		215	216,127
Series 2012-1, Class D, 2.31%, 1/15/16 (b)		195	196,530
Series 2012-2, Class C, 2.86%, 1/15/19		100	103,589
Series 2012-2, Class D, 3.50%, 1/15/19		100	103,526
Series 2012-4, Class C, 1.39%, 9/15/16		105	105,412
Series 2012-4, Class D, 2.09%, 9/15/16		180	180,112
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2 (a):
Class A1, 1.34%, 10/15/43		100	100,250
Class A2, 1.99%, 10/15/45		100	101,437
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		125	126,609
ING Investment Management, Class A (a)(b):
Series 2012-2A, 1.97%, 10/15/22		345	345,000
Series 2012-3A, 1.77%, 10/15/22		620	620,000
KKR Financial CLO Corp., Series 2007-A, Class A, 1.09%, 10/15/17 (a)(b)		460	455,043
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.81%, 12/25/34 (b)		155	143,935
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.96%, 11/25/24 (b)		270	283,176
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.47%, 6/25/35 (b)		487	482,504
Northwoods Capital Corp./Northwoods Capital Ltd., Series 2012-9A (a)(b):
Class A, 1.79%, 1/18/24		260	260,000
Class B1, 2.62%, 1/18/24		255	249,900
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.85%, 7/25/33 (b)		276	247,450
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.21%, 10/30/23 (a)(b)		360	362,124
PFS Financing Corp., Series 2012-AA, Class A, 1.41%, 2/15/16 (a)(b)		220	221,803

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro
FKA	Formerly Known As
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate

RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
RAAC, Series 2005-SP2, Class 2A, 0.51%, 6/25/44 (b)	USD	1,012	$843,774
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.79%, 7/25/33 (b)		131	101,816
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		209	210,461
Series 2011-S1A, Class C, 2.01%, 8/15/16		170	170,606
Series 2011-WO, Class C, 3.19%, 10/15/15		300	307,518
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		540	558,423
Series 2011-1, Class D, 4.01%, 2/15/17		200	208,908
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		113	113,129
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		118	118,051
Series 2012-1, Class B, 2.72%, 5/16/16		110	112,811
Series 2012-1, Class C, 3.78%, 11/15/17		145	151,604
Series 2012-2, Class C, 3.20%, 2/15/18		245	252,832
Series 2012-2, Class D, 3.87%, 2/15/18		145	152,054
Series 2012-3, Class B, 1.94%, 12/15/16		405	410,020
Series 2012-3, Class C, 3.01%, 4/16/18		560	577,462
Series 2012-3, Class D, 3.64%, 5/15/18		460	477,991
Series 2012-4, Class C, 2.94%, 12/15/17		140	144,769
Series 2012-4, Class D, 3.50%, 6/15/18		190	197,627
Series 2012-5, Class B, 1.56%, 8/15/18		225	225,965
Series 2012-5, Class C, 2.70%, 8/15/18		105	108,500
Series 2012-5, Class D, 3.30%, 9/17/18		90	92,718
Series 2012-6, Class B, 1.33%, 5/15/17		170	169,969
Series 2012-6, Class C, 1.94%, 3/15/18		120	119,949
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		420	420,042
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		800	799,760
Series 2012-AA, Class D, 2.46%, 12/17/18 (a)		340	339,898
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (a)(b)		235	235,203
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.51%, 6/15/21 (b)		416	410,902
Series 2005-A, Class A3, 0.51%, 6/15/23 (b)		395	354,029

Asset-Backed Securities	Par (000)		Value
SLM Student Loan Trust (concluded):
Series 2008-5, Class A4, 2.02%, 7/25/23 (b)	USD	335	$353,560
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	108,401
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		260	290,480
Series 2012-A, Class A1, 1.61%, 8/15/25 (a)(b)		134	135,597
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		155	167,409
Series 2012-C, Class A1, 1.31%, 8/15/23 (a)(b)		289	291,186
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		525	556,949
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		610	638,796
Series 2012-E, Class A1, 0.96%, 10/16/23 (a)(b)		260	260,974
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.51%, 1/25/35		360	305,302
Series 2005-GEL2, Class A, 0.49%, 4/25/35		99	94,599
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.66%, 7/17/24 (a)(b)(c)		640	640,000
World Financial Network Credit Card Master Trust, Class A:
Series 2012-C, 2.23%, 8/15/22		430	435,036
Series 2012-D, 2.15%, 4/17/23		535	543,239
Total Asset-Backed Securities — 15.6%			25,537,391

Corporate Bonds
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		140	154,056
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		140	140,876
Heineken NV (a):
1.40%, 10/01/17		55	54,834
2.75%, 4/01/23		325	319,113
Pernod-Ricard SA, 4.45%, 1/15/22 (a)		450	497,690

			1,012,513
Capital Markets — 0.5%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		744	879,566
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)(e)		1,025	—

			879,566
Commercial Banks — 1.6%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	150,677
Caixa Economica Federal (a):
2.38%, 11/06/17	USD	150	148,875
3.50%, 11/07/22		150	151,875
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)		285	299,478
Commerzbank AG, 6.38%, 3/22/19	EUR	100	139,686

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
Eksportfinans ASA, 5.50%, 5/25/16	USD	405	$421,579
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16(a)		700	727,125
HSBC Bank Plc, 3.10%, 5/24/16 (a)		345	364,758
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		200	228,500

			2,632,553
Consumer Finance — 0.5%
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		210	245,378
4.25%, 9/20/22		230	243,199
SLM Corp., 6.25%, 1/25/16		343	373,012

			861,589
Containers & Packaging — 0.2%
Rock-Tenn Co., 4.00%, 3/01/23 (a)		258	262,100
Diversified Financial Services — 3.9%
Bank of America Corp.:
3.88%, 3/22/17		245	265,707
5.65%, 5/01/18		1,095	1,273,970
7.63%, 6/01/19		150	191,936
5.70%, 1/24/22		728	875,456
Citigroup, Inc.:
4.59%, 12/15/15		1,220	1,331,935
4.45%, 1/10/17		100	110,780
General Electric Capital Corp., 6.15%, 8/07/37 (f)		440	547,006
JPMorgan Chase & Co., 3.25%, 9/23/22		312	321,292
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		220	244,750
6.88%, 2/15/21		260	280,150
Tiers Trust, Series 2012-1, 2.06%, 5/12/14 (a)(b)		908	910,270

			6,353,252
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.63%, 12/01/22		216	216,355
Level 3 Financing, Inc., 8.13%, 7/01/19		207	225,630
Verizon Communications, Inc., 6.40%, 2/15/38		306	414,285

			856,270
Electric Utilities — 2.4%
Alabama Power Co., 3.95%, 6/01/21		230	257,077
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		54	71,921
5.95%, 12/15/36		100	113,722
Duke Energy Carolinas LLC, 4.25%, 12/15/41		175	183,261
Florida Power & Light Co., 5.95%, 2/01/38		375	499,168
Georgia Power Co., 3.00%, 4/15/16		205	219,130
Hydro-Quebec:
Series HY, 8.40%, 1/15/22		370	530,858
Series IO, 8.05%, 7/07/24		940	1,382,333
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	153,278
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	295,165
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		125	131,309

			3,837,222

Corporate Bonds	Par (000)		Value
Energy Equipment & Services — 1.8%
EOG Resources, Inc., 2.63%, 3/15/23	USD	221	$222,555
MEG Energy Corp. (a):
6.50%, 3/15/21		475	499,937
6.38%, 1/30/23		80	83,400
Peabody Energy Corp., 6.25%, 11/15/21		185	196,563
Pride International, Inc., 6.88%, 8/15/20		120	151,765
Transocean, Inc.:
5.05%, 12/15/16		380	423,100
2.50%, 10/15/17		375	378,945
6.00%, 3/15/18		692	802,574
3.80%, 10/15/22		154	157,840

			2,916,679
Food Products — 0.8%
Kraft Foods Group, Inc. (a):
3.50%, 6/06/22		333	355,433
5.00%, 6/04/42		179	201,285
Mondelez International, Inc.:
6.50%, 8/11/17		455	555,729
6.50%, 2/09/40		150	201,503

			1,313,950
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		571	643,360
Health Care Providers & Services — 0.9%
Coventry Health Care, Inc., 5.45%, 6/15/21		194	230,580
HCA, Inc., 7.25%, 9/15/20		495	548,212
Tenet Healthcare Corp.:
10.00%, 5/01/18		10	11,375
6.25%, 11/01/18		220	241,450
8.88%, 7/01/19		160	179,200
UnitedHealth Group, Inc., 3.38%, 11/15/21		75	79,903
WellPoint, Inc., 3.30%, 1/15/23		122	125,173

			1,415,893
Independent Power Producers & Energy Traders — 0.3%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		240	270,600
Laredo Petroleum, Inc., 7.38%, 5/01/22		150	162,750

			433,350
Industrial Conglomerates — 0.2%
General Electric Co.:
2.70%, 10/09/22		197	200,803
4.13%, 10/09/42		117	120,352

			321,155
Insurance — 4.1%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	300	452,898
American International Group, Inc.:
3.80%, 3/22/17	USD	380	411,287
5.45%, 5/18/17		185	212,475
4.88%, 6/01/22		569	649,583
AXA SA, 5.25%, 4/16/40 (b)	EUR	200	275,646
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (b)	USD	685	682,313
Lincoln National Corp., 7.00%, 6/15/40		90	117,139
Manulife Financial Corp., 3.40%, 9/17/15		420	441,635
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (a)		1,515	1,515,689

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	200	$315,616
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	580	635,765
5.38%, 6/21/20		200	233,806
4.50%, 11/15/20		270	301,471
5.88%, 9/15/42 (b)		368	386,400

			6,631,723
IT Services — 0.1%
First Data Corp. (a):
7.38%, 6/15/19		105	108,675
8.25%, 1/15/21		18	18,000

			126,675
Machinery — 0.2%
UR Merger Sub Corp., 7.63%, 4/15/22 (a)		360	402,300
Media — 3.0%
CBS Corp.:
4.63%, 5/15/18		80	89,914
8.88%, 5/15/19		175	236,033
5.75%, 4/15/20		130	155,709
Comcast Corp.:
5.88%, 2/15/18		420	506,121
4.65%, 7/15/42		554	583,951
Cox Communications, Inc. (a):
3.25%, 12/15/22		193	199,033
8.38%, 3/01/39		310	475,741
4.70%, 12/15/42		101	103,058
NBCUniversal Media LLC:
5.15%, 4/30/20		543	643,702
4.38%, 4/01/21		70	78,634
2.88%, 1/15/23		504	506,145
Time Warner Cable, Inc.:
4.00%, 9/01/21		230	252,463
5.50%, 9/01/41		170	189,153
4.50%, 9/15/42		521	508,104
Time Warner, Inc., 4.70%, 1/15/21		110	125,230
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		270	290,587

			4,943,578
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		58	57,523
Novelis, Inc., 8.75%, 12/15/20		310	345,650

			403,173
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		295	303,166
Multiline Retail — 0.4%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		91	106,926
7.45%, 7/15/17		382	470,936

			577,862
Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp., 5.95%, 9/15/16		515	592,833
CONSOL Energy, Inc., 8.25%, 4/01/20		31	33,558
Energy Transfer Partners LP, 6.50%, 2/01/42		499	610,944

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18	USD	100	$119,731
3.45%, 2/15/23		321	330,598
Linn Energy LLC, 6.25%, 11/01/19 (a)		310	311,550
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	679,087
Murphy Oil Corp.:
2.50%, 12/01/17		132	132,814
4.00%, 6/01/22		58	58,461
3.70%, 12/01/22		258	257,018
Nexen, Inc.:
5.88%, 3/10/35		10	12,362
6.40%, 5/15/37		100	129,280
7.50%, 7/30/39		295	426,962
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (a)		200	201,250
Petrobras International Finance Co.:
3.88%, 1/27/16		700	738,502
5.75%, 1/20/20		1,055	1,200,966
Range Resources Corp.:
7.25%, 5/01/18		390	409,500
5.75%, 6/01/21		50	53,500
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22 (a)		200	203,500
Valero Energy Corp., 6.63%, 6/15/37		101	124,436
Western Gas Partners LP:
5.38%, 6/01/21		476	544,254
4.00%, 7/01/22		133	139,981
The Williams Cos., Inc.:
7.88%, 9/01/21		161	207,424
3.70%, 1/15/23		60	60,519

			7,579,030
Paper & Forest Products — 0.6%
International Paper Co.:
4.75%, 2/15/22		665	752,472
6.00%, 11/15/41		140	165,778

			918,250
Pharmaceuticals — 0.6%
AbbVie, Inc. (a):
2.00%, 11/06/18		270	273,490
2.90%, 11/06/22		166	169,051
Teva Pharmaceutical Finance Co. BV:
2.95%, 12/18/22		269	272,109
Series 2, 3.65%, 11/10/21		90	96,321
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		225	240,802

			1,051,773
Real Estate Investment Trusts (REITs) — 0.3%
Ventas, Inc., 4.75%, 6/01/21		140	153,101
Vornado Realty LP, 5.00%, 1/15/22		350	386,191

			539,292
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (a)(g)		189	206,010
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.05%, 9/01/22		60	62,007
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		190	209,631

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Thrifts & Mortgage Finance — 0.6%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	USD	200	$232,388
Radian Group, Inc., 5.38%, 6/15/15		750	684,375

			916,763
Transportation Infrastructure — 0.1%
DP World Sukuk Ltd., 6.25%, 7/02/17		140	157,325
Wireless Telecommunication Services — 1.9%
America Movil SAB de CV:
2.38%, 9/08/16		385	400,162
4.38%, 7/16/42		200	207,826
CC Holdings GS V LLC, 3.85%, 4/15/23 (a)		175	178,029
Cricket Communications, Inc., 7.75%, 5/15/16		237	250,924
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		845	1,017,788
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		204	219,300
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,908
SBA Tower Trust, 5.10%, 4/17/42 (a)		170	191,687
Sprint Capital Corp., 6.88%, 11/15/28		80	83,200
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		390	481,650

			3,042,474
Total Corporate Bonds — 31.8%			51,964,540

Floating Rate Loan Interests — 0.2% (b)
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Mezzanine Term Loan, 10.00%, 10/15/17		300	300,000

Foreign Agency Obligations
Argentine Republic Government International Bond, 2.50%, 12/31/38 (h)		675	242,325
Brazilian Government International Bond, 7.13%, 1/20/37		100	153,000
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	1,796	2,491,128
Italy Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		1,935	2,718,451
5.25%, 8/01/17		425	610,031
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	360	362,108
Mexico Government International Bond:
6.38%, 1/16/13		596	596,894
5.63%, 1/15/17		200	232,000
5.13%, 1/15/20		350	418,250
Poland Government International Bond:
6.38%, 7/15/19		60	74,803
5.13%, 4/21/21		210	249,060
Russia Government International Bond, 7.50%, 3/31/30		667	856,053
South Africa Government International Bond, 5.50%, 3/09/20		180	213,300
Turkey Government International Bond:
7.00%, 3/11/19		100	124,350
5.63%, 3/30/21		155	184,063
6.25%, 9/26/22		200	249,300
Total Foreign Agency Obligations — 6.0%			9,775,116

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	USD	669	$490,672
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5 (b):
Class 2A1, 0.41%, 4/25/46		295	195,715
Class 3A1, 0.41%, 4/25/46		463	343,131
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		645	635,222
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.36%, 12/25/36 (b)		271	199,353
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (b)		224	207,453
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.01%, 11/25/34 (b)		181	174,215
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		60	58,561
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		60	58,756
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.43%, 2/25/46 (b)		367	164,113

			2,527,191
Commercial Mortgage-Backed Securities — 8.5%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (a)(b)		659	657,789
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-5, Class AAB, 5.38%, 9/10/47		509	535,334
Series 2007-1, Class A4, 5.45%, 1/15/49		400	462,770
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		25	26,990
Series 2007-3, Class AM, 5.69%, 6/10/49 (b)		200	218,609
Series 2007-3, Class A4, 5.69%, 6/10/49 (b)		630	730,254
Bank of America ReremicTrust, Series 2010-UB4, Class A4A, 5.01%, 12/20/41 (a)(b)		395	414,489
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		70	77,172
Series 2007-PW17, Class A3, 5.74%, 6/11/50		411	427,903
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		225	249,508
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	123,978
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		180	188,476
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)		520	601,750

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
DBRR Trust (a):
Series 2011-C32, Class A3A, 5.74%, 6/17/49 (b)	USD	165	$193,344
Series 2012-EZ1, Class A, 0.95%, 9/25/45		753	755,421
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.87%, 7/10/38 (b)		160	155,265
Series 2007-GG9, Class AM, 5.48%, 3/10/39		70	76,205
Series 2007-GG11, Class A4, 5.74%, 12/10/49		100	117,880
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		180	164,284
Series 2006-GG8, Class AM, 5.59%, 11/10/39		70	78,635
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)		100	102,895
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		240	260,864
Series 2007-CB18, Class A3, 5.45%, 6/12/47		183	189,089
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		375	434,805
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		201	219,426
LB-UBS Commercial Mortgage Trust:
Series 2007-C1, Class AM, 5.46%, 2/15/40		100	112,376
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		445	531,236
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		330	393,435
Morgan Stanley Capital I Trust:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		290	296,736
Series 2007-HQ12, Class AM, 5.57%, 4/12/49 (b)		75	79,293
Series 2007-HQ12, Class A2FX, 5.57%, 4/12/49 (b)		288	301,753
Series 2007-IQ15, Class AM, 5.88%, 6/11/49 (b)		440	484,648
Series 2007-XLC1, Class A2, 0.56%, 7/17/17		87	83,345
Series 2012-C4, Class XA, 2.70%, 3/15/45 (a)(b)		2,019	294,663
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 9.13%, 7/17/56 (i)		310	276,318
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		255	257,381
Series 2012-IO, Class AXB1, 1.00%, 12/01/42		180	179,656
Series 2012-IO, Class AXB2, 1.00%, 12/01/42		120	116,081
Morgan Stanley Reremic Trust (a)
Series 2012-XA, Class A, 2.00%, 7/27/49		292	294,453

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)	USD	130	$131,242
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		760	894,693
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		163	163,446
STRIPs Ltd., Series 2012-1, Class A, 1.50%, 12/25/44 (a)		489	483,506
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.92%, 2/15/51 (b)		630	739,129
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		295	295,760

			13,872,285
Interest Only Commercial Mortgage-Backed Securities — 0.7%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		3,475	215,516
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class XA, 2.26%, 5/15/45 (b)		2,249	310,931
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.05%, 6/15/45 (b)		1,062	122,628
WF-RBS Commercial Mortgage Trust, Class XA (a)(b):
Series 2012-C9, 2.29%, 11/15/45		1,661	237,126
Series 2012-C10, 1.86%, 12/15/45		2,240	280,432

			1,166,633
Total Non-Agency Mortgage-Backed Securities — 10.8%			17,566,109

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII, 5.86% (d)(e)(j)		185	—
State Street Capital Trust IV, 1.31%, 6/01/77 (b)		30	23,333

			23,333
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		245	245,000
Consumer Finance — 0.2%
Capital One Capital VI, 8.88%, 5/15/40		310	310,000
Insurance — 0.6%
American International Group, Inc., 8.18%, 5/15/68 (b)		125	162,812
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		305	373,625
Swiss Re Capital I LP, 6.85% (a)(b)(j)		270	282,988
XL Group Plc, Series E, 6.50% (b)(j)		145	135,575

			955,000
Total Capital Trusts — 1.0%			1,533,333

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares		Value
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(d)		10,000	$16,700
Freddie Mac, Series Z, 8.38% (b)(d)		10,000	17,500
Total Preferred Stocks — 0.0%			34,200

Trust Preferreds — 0.1%
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		6,971	192,166
Total Preferred Securities — 1.1%			1,759,699

Taxable Municipal Bonds		Par (000)
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	200	233,662
5.50%, 6/15/43		240	284,508
Total Taxable Municpal Bonds — 0.3%			518,170

US Government Sponsored Agency Securities
Agency Obligations — 2.1%
Fannie Mae, 1.97%, 10/09/19 (i)		595	521,254
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16		1,285	1,489,726
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,394,659

			3,405,639
Collateralized Mortgage Obligations — 0.8%
Freddie Mac Mortgage-Backed Securities, Class A2:
Series 2012-K013, 3.97%, 1/25/21 (b)		480	549,836
Series 2012-K017, 2.87%, 12/25/21		680	721,141

			1,270,977
Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac Mortgage-Backed Securities (a)(b):
Series 2012-K023, Class B, 3.66%, 10/25/45		300	292,650
Series 2012-K706, Class C, 4.02%, 11/25/44		75	73,424
Series 2012-K711, Class B, 3.56%, 8/25/45		185	189,488

			555,562
Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 2011-123, Class CS, 6.40%, 10/25/41 (b)		1,008	142,464
Series 2012-94, Class IK, 4.00%, 9/25/42		974	130,335
Freddie Mac Mortgage-Backed Securities:
Series K019, Class XI, 1.75%, 3/25/22		514	64,132

US Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities (concluded):
Series K021, Class X1, 1.51%, 6/25/22	USD	790	$87,784
Series K023, Class X1, 1.32%, 8/25/22		1,320	130,402
Series K707, Class XI, 1.56%, 12/25/18		1,110	87,786
Series K710, Class XI, 1.78%, 5/25/19		849	80,942
Ginnie Mae Mortgage-Backed Securities, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		1,157	97,021

			820,866
Mortgage-Backed Securities — 73.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27-1/15/28 (k)		5,428	5,688,826
3.00%, 1/15/28-1/15/43 (k)		10,175	10,683,440
3.00%, 3/01/41 (b)		125	130,585
3.14%, 3/01/41 (b)		229	239,413
3.29%, 12/01/40 (b)		301	319,075
3.33%, 6/01/41 (b)		228	241,361
3.49%, 9/01/41 (b)		240	252,938
3.50%, 1/01/27-1/15/43 (g)(k)		15,765	16,822,100
4.00%, 2/01/25-1/15/43 (g)(k)		21,176	22,759,601
4.50%, 2/01/25-1/15/43 (g)(k)		14,589	15,786,211
4.79%, 8/01/38 (b)		442	473,161
5.00%, 9/01/33-1/15/43 (k)		8,762	9,522,476
5.50%, 9/01/34-2/15/43 (k)		6,000	6,550,174
6.00%, 2/01/17-1/15/43 (k)		2,639	2,908,758
6.50%, 5/01/40		1,253	1,406,948
Freddie Mac Mortgage-Backed Securities:
3.02%, 2/01/41 (b)		265	277,656
3.50%, 11/01/42-1/15/43 (k)		4,998	5,318,338
4.00%, 1/15/43 (k)		1,700	1,814,750
4.50%, 10/01/41-1/15/43 (g)(k)		3,822	4,100,941
4.88%, 4/01/38 (b)		452	484,036
5.00%, 3/01/38 (g)		1,520	1,637,318
5.50%, 4/01/38-1/01/40		69	74,789
Ginnie Mae Mortgage-Backed Securities (k):
3.50%, 1/15/43		100	108,648
4.00%, 9/15/40-1/15/43		3,599	3,929,215
4.50%, 5/20/40-1/15/43		5,001	5,511,850
5.00%, 1/15/43		3,100	3,381,422

			120,424,030
Total US Government Sponsored Agency Securities — 77.5%			126,477,074

US Treasury Obligations
US Treasury Bonds, 2.75%, 11/15/42 (g)		13,687	13,186,576
US Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		441	651,200
0.75%, 2/15/42		640	700,744

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)		Value
US Treasury Notes:
0.25%, 11/30/14	USD	1,364	$1,364,053
0.25%, 12/15/15 (g)		5,680	5,663,136
0.63%, 11/30/17 (g)		635	632,867
1.00%, 11/30/19 (g)		4,263	4,221,700
1.63%, 11/15/22 (g)		10,672	10,555,468
Total US Treasury Obligations — 22.6%			36,975,744
Total Long-Term Investments (Cost — $265,207,618) — 165.9%			270,873,843

Options Purchased (Cost — $68,502) — 0.0%			67,627
Total Investments Before TBA Sale Commitments and Options Written (Cost — $265,276,120) — 165.9%			270,941,470

TBA Sale Commitments (k)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/15/28-02/15/28	USD	4,800	$(5,015,250)
3.00%, 1/15/43		5,500	(5,762,969)
3.50%, 1/15/28-02/15/43		13,400	(14,272,473)
4.00%, 1/15/28-02/15/43		14,400	(15,430,906)
4.50%, 1/15/43-02/15/43		8,900	(9,611,988)
5.00%, 1/15/43-02/15/43		6,200	(6,715,734)
5.50%, 1/15/43		1,700	(1,846,890)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/15/43		1,800	(1,967,063)
4.50%, 1/15/43		2,400	(2,627,625)
Total TBA Sale Commitments (Proceeds — $63,223,149) — (38.7)%			(63,250,898)

Options Written (Premiums Received — $26,153) — (0.0)%			(17,586)
Total Investments Net of TBA Sale Commitments and Options Written — 127.2%			207,672,986
Liabilities in Excess of Other Assets — (27.2)%			(44,408,324)

Net Assets — 100.0%			$163,264,662

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	$640,000	—

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	—	$148
Barclays Capital, Inc.	$108,648	$55
Citigroup Global Markets, Inc.	$(980,438)	$(1,188)
Credit Suisse Securities (USA) LLC	$(2,238,312)	$5,981
Deutsche Bank Securities, Inc.	$(6,890,570)	$13,055
Goldman Sachs & Co.	$2,252,606	$10,295
JPMorgan Securities, Inc.	$6,485,781	$1,586
Morgan Stanley & Co., Inc.	$1,058,699	$(6,254)
Nomura Securities International, Inc.	$(1,703)	$(78)
Royal Bank of Scotland Plc	$109,594	$78
UBS Securities	$(972,176)	$(1,895)
Wells Fargo Bank NA	$426,453	$328

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	Open	$174,589	$174,380
Morgan Stanley & Co. LLC	0.38%	12/11/12	1/14/13	17,080,547	17,084,058
Bank of America Merrill Lynch	0.17%	12/28/12	1/03/13	632,619	632,631
Credit Suisse Securities (USA) LLC	(0.13)%	12/31/12	1/02/13	4,231,027	4,231,012
Credit Suisse Securities (USA) LLC	(0.16)%	12/31/12	1/02/13	10,618,839	10,618,792
Deutsche Bank Securities, Inc.	0.20%	12/31/12	1/02/13	5,665,800	5,665,831
Morgan Stanley & Co. LLC	0.22%	12/31/12	1/02/13	10,276,875	10,276,938
Total				$48,680,296	$48,683,642

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
182	2-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	40,125,313	$(1,325)
50	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	USD	7,375,000	8,629
2	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	497,200	620
20	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	4,969,000	12,559
21	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	5,213,775	5,983
(1)	5-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	124,414	(158)
(190)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	25,228,438	95,811
(1)	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	249,250	(352)
(15)	Euro-Bund	Eurex	March 2013	USD	2,883,565	(13,472)
(91)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	USD	14,796,031	226,907
(8)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	1,979,800	1,784
(8)	90-Day Euro-Dollar	Chicago Mercantile	June 2016	USD	1,977,000	1,884
(8)	90-Day Euro-Dollar	Chicago Mercantile	September 2016	USD	1,974,000	1,984
(8)	90-Day Euro-Dollar	Chicago Mercantile	December 2016	USD	1,970,800	2,003
Total						$342,857

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,113,000	USD	1,455,008	Citigoup, Inc.	1/23/13	$14,347
USD	6,331,258	EUR	4,820,400	UBS AG	1/23/13	(32,518)
USD	496,579	EUR	380,000	UBS AG	1/23/13	(5,088)
USD	729,214	EUR	554,000	UBS AG	1/23/13	(2,163)
	Total					$(25,422)

—	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Euro-Dollar 2-Year Mid-Curve Options	Put	USD 99.25	9/13/13	USD 47	$20,856

—	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	USD	900	$457
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	2,300	4,647
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	1,400	2,865
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	6-month JPY LIBOR	11/18/13	JPY	129,340	38,802
Total									$46,771

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	(900)	$(11,300)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	(500)	(6,286)
Total									$(17,586)

—	Credit default swaps—buy protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	1,170	$(4,745)
Radian Group, Inc.	5.00%	Citigroup, Inc.	6/20/15	USD	750	40,435
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	851	731
Total						$36,421

—	Credit default swaps—sold protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse AG	12/20/17	B+	USD	1,090	$9,633
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	275	20,924
Markit CMBX North America AM Index Series 4	0.50%	Deutsche Bank AG	2/17/51	BB	USD	95	2,785
Total							$33,342

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%	[3]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	13,000	$(37,517)
2.57%	[4]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	24,679
3.30%	[3]	3-month LIBOR	Morgan Stanley	5/06/21	USD	700	(96,621)
3.27%	[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(63,651)
1.75%	[4]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	200	(1,615)
Total							$(174,725)

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate		Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross Return on the Markit TRX	12.06%	[5]	Credit Suisse AG	4/01/13	USD	350	$8
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%	[6]	Bank of America Corp.	10/06/21	USD	865	(34,734)
Total							$(34,726)

[5]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.
[6]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$20,560,624	$4,976,767	$25,537,391
Corporate Bonds	—	51,054,270	910,270	51,964,540
Floating Rate Loan Interests	—	—	300,000	300,000
Foreign Agency Obligations	—	9,775,116	—	9,775,116
Non-Agency Mortgage-Backed Securities	—	15,652,340	1,913,769	17,566,109
Preferred Securities	$226,366	1,533,333	—	1,759,699
Taxable Municipal Bonds	—	518,170	—	518,170
US Government Sponsored Agency Securities	—	126,184,424	292,650	126,477,074
US Treasury Obligations	—	36,975,744	—	36,975,744
Options Purchased:
Interest rate contracts	20,856	46,771	—	67,627
Liabilities:
Investments:
TBA Sale Commitments	—	(63,250,898)	—	(63,250,898)

Total	$247,222	$199,049,894	$8,393,456	$207,690,572

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$74,508	—	$74,508
Foreign currency exchange contracts	—	14,347	—	14,347
Interest rate contracts	$358,164	24,687	—	382,851
Liabilities:
Credit contracts	—	(4,745)	—	(4,745)
Foreign currency exchange contracts	—	(39,769)	—	(39,769)
Interest rate contracts	(15,307)	(216,990)	—	(232,297)
Other contracts	—	(34,734)	—	(34,734)

Total	$342,857	$(182,696)	—	$160,161

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and written options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and written options are shown at value.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,401,485	—	—	$1,401,485
Foreign currency at value	56,092	—	—	56,092
Cash pledged as collateral for financial futures contracts	550,000	—	—	550,000
Cash pledged as collateral for swaps	400,000	—	—	400,000
Liabilities:
Reverse repurchase agreements	—	$(48,680,296)	—	(48,680,296)

Total	$2,407,577	$(48,680,296)	—	$(46,272,719)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices from recent transactions or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2011	$2,010,317	—	—	$397,891	—	$2,408,208
Transfers into Level 3[1]	—	—	—	—	—	—
Transfers out of Level 3[2]	(1,623,691)	—	—	(397,891)	—	(2,021,582)
Accrued discounts/premiums	(16)	$(87)	—	3,574	—	3,471
Net realized gain	7,496	—	—	12,139	—	19,635
Net change in unrealized appreciation/depreciation[3]	6,194	2,085	—	6,059	$(1,554)	12,784
Purchases	5,037,642	908,272	$300,000	2,128,788	294,204	8,668,906
Sales	(461,175)	—	—	(236,791)	—	(697,966)

Closing Balance, as of December 31, 2012	$4,976,767	$910,270	$300,000	$1,913,769	$292,650	$8,393,456

[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[2]	As of December 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $2,021,582 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $9,932.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening Balance, as of December 31, 2011	$(28,637)
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	28,637
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—

Closing Balance, as of December 31, 2012	—

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (concluded)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of December 31, 2012 was $0.

[5]	Issues represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$265,276,120)	$270,941,470
Cash	1,401,485
TBA sale commitments receivable	63,223,149
Investments sold receivable	9,713,293
Interest receivable	1,193,952
Cash pledged as collateral for financial futures contracts	550,000
Cash pledged as collateral for swaps	400,000
Variation margin receivable	110,540
Unrealized appreciation on swaps	99,195
Foreign currency at value (cost—$55,945)	56,092
Swap premiums paid	21,482
Principal paydowns receivable	19,529
Swaps receivable	16,159
Unrealized appreciation on foreign currency exchange contracts	14,347
Capital shares sold receivable	33
Prepaid expenses	2,800
Other assets	85,726

Total assets	347,849,252

Liabilities:
Investments purchased payable	71,364,803
TBA sale commitments at value (proceeds—$63,223,149)	63,250,898
Reverse repurchase agreements	48,680,296
Income dividends payable	429,304
Unrealized depreciation on swaps	238,883
Capital shares redeemed payable	236,403
Investment advisory fees payable	68,044
Swap premiums received	65,351
Swaps payable	45,991
Unrealized depreciation on foreign currency exchange contracts	39,769
Options written at value (premiums received—$26,153)	17,586
Interest expense payable	3,346
Officer’s and Directors’ fees payable	3,752
Other affiliates payable	579
Other accrued expenses payable	139,585

Total liabilities	184,584,590

Net Assets	$163,264,662

Net Assets Consist of:
Paid-in capital	$186,235,710
Distributions in excess of net investment income	(119,651)
Accumulated net realized loss	(28,762,998)
Net unrealized appreciation/depreciation	5,911,601

Net Assets	$163,264,662

Net Asset Value:
Class I—Based on net assets of $162,920,677 and 13,568,025 shares outstanding, 600 million shares authorized, $0.10 par value	$12.01

Class III—Based on net assets of $343,985 and 29,002 shares outstanding, 100 million shares authorized, $0.10 par value	$11.86

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Interest	$6,572,729

Expenses:
Investment advisory	824,317
Transfer agent—Class I	223,761
Transfer agent—Class III	60
Accounting services	77,737
Professional	60,264
Custodian	57,100
Officer and Directors	24,644
Printing	16,026
Miscellaneous	16,653

Total expenses excluding interest expense	1,300,562
Interest expense	45,047

Total expenses	1,345,609

Less fees paid indirectly	(574)
Less transfer agent fees reimbursed—Class I	(218,769)
Less transfer agent fees reimbursed—Class III	(35)

Total expenses after fees reimbursed	1,126,231

Net investment income	5,446,498

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	4,582,381
Financial futures contracts	(778,405)
Foreign currency transactions	(24,394)
Options written	298,800
Borrowed bonds	65,796
Swaps	(623,563)

3,520,615

Net change in unrealized appreciation/depreciation on:
Investments	4,223,447
Financial futures contracts	432,345
Foreign currency translations	(170,029)
Options written	284,404
Swaps	(436,770)

4,333,397

Total realized and unrealized gain	7,854,012

Net Increase in Net Assets Resulting from Operations	$13,300,510

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$5,446,498	$7,271,559
Net realized gain (loss)	3,520,615	(1,492,813)
Net change in unrealized appreciation/depreciation	4,333,397	4,935,687

Net increase in net assets resulting from operations	13,300,510	10,714,433

Dividends to Shareholders From:[1]
Net investment income:
Class I	(5,912,739)	(7,443,068)
Class III	(5,436)	—

Decrease in net assets resulting from dividends to shareholders	(5,918,175)	(7,443,068)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(15,569,457)	(20,434,436)

Net Assets:
Total decrease in net assets	(8,187,122)	(17,163,071)
Beginning of year	171,451,784	188,614,855

End of year	$163,264,662	$171,451,784

Undistributed (distributions in excess of) net investment income	$(119,651)	$633,706

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance:
Net asset value, beginning of year	$11.49		$11.29		$10.82		$9.79		$11.77

Net investment income[1]	0.38		0.46		0.50		0.57		0.58
Net realized and unrealized gain (loss)	0.55		0.21		0.53		1.12		(1.97)

Net increase (decrease) from investment operations	0.93		0.67		1.03		1.69		(1.39)

Dividends from net investment income[2]	(0.41)		(0.47)		(0.56)		(0.66)		(0.59)

Net asset value, end of year	$12.01		$11.49		$11.29		$10.82		$9.79

Total Investment Return:[3]
Based on net asset value	8.25%		6.07%		9.69%		17.79%		(12.13)%

Ratios to Average Net Assets:
Total expenses	0.80%		0.69%		0.75%		0.66%		0.75%

Total expenses after fees reimbursed and paid indirectly	0.67%		0.69%		0.75%		0.66%		0.75%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense and fees	0.64%		0.64%		0.63%		0.63%		0.61%

Net investment income	3.24%		4.04%		4.46%		5.54%		5.20%

Supplemental Data:
Net assets, end of year (000)	$162,921		$171,452		$188,615		$201,547		$217,700

Portfolio turnover	953%	[4]	1,203%	[5]	1,331%	[6]	757%	[7]	787%	[8]

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 729%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 755%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 986%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 492%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 548%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights (concluded)

	Class III
	Period August 14, 2012[1] to December 31,		Period April 25, 2012[1] to June 19,
	2012		2012[2]
Per Share Operating Performance:
Net asset value, beginning of period	$11.71		$11.65

Net investment income[3]	0.13		0.05
Net realized and unrealized gain	0.16		0.07

Net increase from investment operations	0.29		0.12

Dividends from net investment income[4]	(0.14)		(0.06)

Net asset value, end of period	$11.86		$11.71

Total Investment Return:[5]
Based on net asset value	2.50%	[6]	1.00%	[6]

Ratios to Average Net Assets:
Total expenses	0.95%	[7]	1.09%	[7]

Total expenses after fees reimbursed and paid indirectly	0.95%	[7]	0.98%	[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.91%	[7]	0.95%	[7]

Net investment income	2.83%	[7]	3.22%	[7]

Supplemental Data:
Net assets, end of period (000)	$344		—	[2]

Portfolio turnover	953%	[8]	953%	[8]

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 729%.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and reactivated on August 14, 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

(“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations:    The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR, the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short

(borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities:    The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions:    Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value—unaffiliated[2]	$450,478

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	14,347

Credit contracts	Unrealized appreciation on swaps	74,508
Total		$539,333

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value[2]	$232,297

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	39,769

Credit contracts	Unrealized depreciation on swaps	4,745

Other contracts	Unrealized depreciation on swaps	34,734
Total		$311,545

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(778,003)
Swaps	(802,058)
Options[3]	(298,417)
Foreign currency exchange contracts:
Financial futures contracts	(402)
Foreign currency transactions	(73,576)
Options[3]	(25,539)
Credit contracts:
Swaps	178,495

Total	$(1,799,500)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$432,345
Swaps	56,391
Options[1]	479,316
Foreign currency exchange contracts:
Foreign currency translations	(179,768)
Credit contracts:
Swaps	(466,813)
Other contracts:
Swaps	(26,348)

Total	$295,123

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	249
Average number of contracts sold	328
Average notional value of contracts purchased	$51,074,924
Average notional value of contracts sold	$61,340,435
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	5
Average number of contracts—US dollars sold	1
Average US dollar amounts purchased	$5,111,711
Average US dollar amounts sold	$1,099,104
Options:
Average number of option contracts purchased	100
Average number of option contracts written	73
Average notional value of option contracts purchased	$4,746,469
Average notional value of option contracts written	$6,959,047
Average number of swaption contracts purchased	6
Average number of swaption contracts written	9
Average notional value of swaption contracts purchased	$10,673,233
Average notional value of swaption contracts written	$14,650,000
Credit default swaps:
Average number of contracts—buy protection	5
Average number of contracts—sell protection	11
Average notional value—buy protection	$4,079,301
Average notional value—sell protection	$2,993,800
Interest rate swaps:
Average number of contracts— pays fixed rate	10
Average number of contracts—receives fixed rate	4
Average notional value—pays fixed rate	$24,987,621
Average notional value—receives fixed rate	$3,150,000
Total return swaps:
Average number of contracts	4
Average notional value	$2,065,130

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million—$500 Million	0.45%
$500 Million—$750 Million	0.40%
Greater than $750 Million	0.35%

For the year ended December 31, 2012, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $ 313,960,676.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,868 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed—class specific in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $1,435,848,362 and $1,432,112,449, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2012, were $499,558,294 and $504,303,346, respectively.

For the year ended December 31, 2012, purchases and sales of mortgage dollar rolls were $444,990,387 and $455,761,230, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$10,400	$285,662
Options written	218	17,500	356,234
Options exercised	(7)	(6,200)	(110,589)
Options expired	(100)	—	(4,725)
Options closed	(111)	(21,700)	(526,582)

Outstanding options, end of year	—	—	—

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$11,833	$303,567
Options written	626	43,700	663,264
Options exercised	—	—	—
Options expired	(213)	(11,033)	(188,769)
Options closed	(413)	(43,100)	(751,909)

Outstanding options, end of year	—	$1,400	$26,153

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements and foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$(281,680)
Accumulated net realized loss	$281,680

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$5,918,175	$7,443,068

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$35,618
Capital loss carryforwards	(28,217,068)
Net unrealized gains[1]	5,210,402

Total	$(22,971,048)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts and the accounting for swap agreements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$3,521,689
2017	24,152,425
No expiration date[1]	542,954

Total	$28,217,068

[1]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2012, the Fund utilized $2,817,703 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$265,302,714

Gross unrealized appreciation	$7,109,747
Gross unrealized depreciation	(1,470,991)

Net unrealized appreciation	$5,638,756

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

For the year ended December 31, 2012, the average amount of transactions considered as borrowings, which include reverse repurchase and treasury roll transactions, and the daily weighted average interest rates for the Fund were $29,034,737 and 0.16%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	329,590	$3,878,526	422,447	$4,788,754
Shares issued to shareholders in reinvestment of dividends	512,721	6,033,592	659,752	7,504,554
Shares redeemed	(2,193,528)	(25,823,240)	(2,876,648)	(32,727,744)

Net decrease	(1,351,217)	$(15,911,122)	(1,794,449)	$(20,434,436)

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

	Period Ended December 31, 2012[1]		Year Ended December 31, 2011
Class III	Shares	Amount	Shares	Amount
Shares sold	78,732	$926,742	—	—
Shares issued to shareholders in reinvestment of dividends	364	4,309	—	—
Shares redeemed	(50,094)	(589,386)	—	—

Net increase	29,002	$341,665	—	—

Total Net Decrease	(1,322,215)	$(15,569,457)	(1,794,449)	$(20,434,436)

[1]	For the period April 25, 2012 (recommencement of operations) to December 31, 2012.

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund’s Class I Shares outperformed the benchmark Barclays US Government/Mortgage Index, while its Class III Shares underperformed the index.

What factors influenced performance?

—	Security selection and coupon positioning in agency mortgage-backed securities (“MBS”) was the largest contributor to performance in the first half of the year. The Fund’s preference for 30-year agency MBS versus 15-year issues boosted returns. Exposure to supranationals, which are not represented in the benchmark index, also contributed positively. Later in the period, security selection within 30-year pass-through MBS had a positive impact on Fund returns, as did selection among 15-year pass-throughs.

—	Detracting from performance was the Fund’s shorter duration profile (lower sensitivity to interest rate movements) relative to the benchmark index as interest rates generally declined over the period. Security selection within US Treasuries also had a negative impact on results. Yield curve management hindered the Fund’s performance toward the end of the year.

—	The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of interest rate futures and swaps detracted from performance.

Describe recent portfolio activity.

—	During the 12-month period, the Fund actively managed duration and maintained its overall portfolio composition with no material changes. In the earlier part of the period, the Fund added exposure to US Treasuries, reducing its underweight to the sector. The Fund tactically traded coupon exposure within agency MBS and moved from an overweight to a slight underweight after the US Federal Reserve announced its stimulus package in September. The Fund later closed its underweight to agency MBS as spreads widened in the fourth quarter, while reducing exposure to US Treasuries.

Describe portfolio positioning at period end.

—	Relative to the Barclays US Government/Mortgage Index, the Fund ended the period underweight in US Treasuries and overweight in agency MBS. Despite higher prices, the presence of the US Federal Reserve in the MBS market has continued to support valuations. The Fund continued to actively manage its allocations within MBS with consideration of pre-payment expectations. Outside the benchmark index, the Fund held modest exposure to high quality supranationals. The Fund ended the period with a short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests, under normal circumstances, at least 80% of its net assets in bonds that are issued or guaranteed by the US Government and its agencies.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2012

	Standardized 30-Day Yield	6-Month Total Returns[6]	Average Annual Total Returns
			1 Year[6]		5 Years[6]		10 Years[6]
Class I Shares[5]	1.16%	0.71%	2.41%		4.62%		4.04%
Class III Shares[5]	0.85	0.56	2.12	[7]	4.35	[7]	3.78	[7]
Barclays US Government/Mortgage Index	—	0.70	2.27		5.46		4.87
Barclays US Mortgage-Backed Securities Index	—	0.92	2.59		5.67		5.08

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares prior to May 9, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Information as of December 31, 2012

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	74%
US Treasury Obligations	23
Corporate Bonds	2
Non-Agency Mortgage-Backed Securities	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]
	Including Interest Expense
Class I	$1,000.00	$1,007.10	$3.58	$1,000.00	$1,021.54	$3.61	0.71%
Class III	$1,000.00	$1,004.60	$5.14	$1,000.00	$1,020.04	$5.18	1.02%

	Excluding Interest Expense
Class I	$1,000.00	$1,007.10	$3.53	$1,000.00	$1,021.64	$3.56	0.70%
Class III	$1,000.00	$1,004.60	$5.04	$1,000.00	$1,020.14	$5.08	1.00%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, swaps and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks — 1.9%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	$1,690	$1,735,799
Bank of Scotland Plc, 5.25%, 2/21/17 (a)	200	228,647
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	529,150

		2,493,596
Electric Utilities — 1.3%
Hydro-Quebec:
8.40%, 1/15/22	375	538,032
8.05%, 7/07/24	805	1,183,807

		1,721,839
Thrifts & Mortgage Finance — 0.7%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	700	725,401
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	200	232,388

		957,789
Total Corporate Bonds — 3.9%		5,173,224

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	377,196
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13	95	96,932
Total Foreign Agency Obligations — 0.4%		474,128

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.3%
Commercial Mortgage Pass Through Certificates, Series CR5, Class XA, 1.95%, 12/10/45 (b)	6,940	849,879
WF-RBS Commercial Mortgage Trust, Series C10, Class XA, 1.86%, 12/15/45 (a)(b)	7,179	898,765

		1,748,644
Total Non-Agency Mortgage-Backed Securities — 1.3%		1,748,644

US Government Sponsored Agency Securities
Agency Obligations — 3.4%
Fannie Mae:
1.63%, 10/26/15	3,880	4,013,903
1.96%, 10/09/19 (c)	520	455,549

		4,469,452

US Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations — 2.5%
Freddie Mac Mortgage-Backed Securities, Series K013, Class A2, 3.97%, 1/25/21 (b)	$2,920	$3,344,840
Interest Only Collateralized Mortgage Obligations — 1.5%
Freddie Mac Mortgage-Backed Securities, Series K023, Class X1, 1.32%, 8/25/22 (b)	18,183	1,796,262
Ginnie Mae Mortgage-Backed Securities (b):
Series 2002-83, 0.25%, 10/16/42	19,112	40,766
Series 2003-109, 0.06%, 11/16/43	11,694	14,232
Series 2003-17, 0.42%, 3/16/43	13,338	16,446
Series 2004-9, 0.49%, 3/16/34	8,044	75,315

		1,943,021
Mortgage-Backed Securities — 121.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/28 (d)	3,300	3,450,563
3.00%, 9/01/27-1/01/43 (d)	11,582	12,153,175
3.00%, 3/01/41 (b)	187	195,878
3.14%, 3/01/41 (b)	283	296,274
3.29%, 12/01/40 (b)	317	335,522
3.33%, 6/01/41 (b)	228	241,361
3.49%, 9/01/41 (b)	240	252,938
3.50%, 1/01/27-1/01/43 (d)	17,341	18,501,804
4.00%, 2/01/25-1/01/43 (d)	20,542	22,098,301
4.50%, 2/01/25-1/01/43 (d)	13,547	14,671,534
5.00%, 1/01/28-1/01/43 (d)	11,803	12,818,618
5.50%, 11/01/21-2/01/43 (d)	9,788	10,641,514
6.00%, 4/01/35-1/01/43 (d)	5,257	5,770,948
6.50%, 5/01/40	3,133	3,517,735
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43 (d)	10,000	10,454,688
3.03%, 2/01/41 (b)	331	347,070
3.50%, 11/01/42-1/01/43 (d)	3,998	4,255,235
4.00%, 1/01/43 (d)	3,000	3,202,500
4.50%, 10/01/41-1/01/43 (d)	2,205	2,366,007
5.00%, 3/01/38	4,181	4,502,418
5.50%, 4/01/38-1/01/40	1,111	1,199,958
8.00%, 12/01/29-7/01/30	102	126,082
Ginnie Mae Mortgage-Backed Securities:
2.90%, 12/15/41	301	317,568
3.00%, 6/15/42-1/01/43 (d)	1,576	1,676,725
3.25%, 9/15/42	169	180,103
3.50%, 9/15/42-1/01/43 (d)	6,047	6,577,521
3.75%, 9/15/42	219	238,032
3.99%, 11/15/40	105	114,271
4.00%, 9/15/40-1/01/43 (d)	6,356	6,954,366
4.25%, 8/15/41	196	215,002
4.50%, 1/20/40-1/01/43 (d)	5,461	6,015,435
5.00%, 1/01/43 (d)	2,600	2,839,688

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

LIBOR	London Interbank Offered Rate

TBA	To Be Announced

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
5.50%, 1/15/34	$2,307	$2,550,070

		159,078,904
Total US Government Sponsored Agency Securities — 128.9%		168,836,217

US Treasury Obligations
US Treasury Bonds, 2.75%, 11/15/42	14,131	13,614,342
US Treasury Inflation Indexed Bonds, 2.13%, 2/15/41	259	382,141
US Treasury Notes:
0.25%, 11/30/14	3,811	3,811,149
0.38%, 11/15/15	4,823	4,827,524
0.63%, 11/30/17	12,341	12,299,547
1.00%, 11/30/19 (e)	1,223	1,211,152
1.63%, 11/15/22 (e)	17,079	16,892,190
Total US Treasury Obligations — 40.5%		53,038,045
Total Long-Term Investments (Cost — $228,684,234) — 175.0%		229,270,258

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (f)(g)	2,048,864	2,048,864
Total Short-Term Securities (Cost — $2,048,864) — 1.6%		2,048,864

Options Purchased		Value
(Cost — $136,027) — 0.0%		$25,686
Total Investments Before TBA Sale Commitments and Options Written (Cost — $230,869,125) — 176.6%		231,344,808

TBA Sale Commitments (d)	Par (000)
Fannie Mae Mortgage-Backed Securities,
2.50%, 1/01/28	$3,000	(3,136,875)
3.00%, 1/01/43	8,300	(8,696,844)
3.50%, 1/01/28-2/01/43	15,400	(16,403,773)
4.00%, 1/01/43-2/01/43	17,000	(18,219,438)
4.50%, 1/01/43-2/01/43	10,900	(11,772,004)
5.00%, 1/01/43-2/01/43	6,400	(6,932,359)
5.50%, 1/01/43	3,900	(4,236,984)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43	5,000	(5,227,344)
3.50%, 1/01/43	1,300	(1,382,367)
5.00%, 1/01/43	2,600	(2,797,438)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/01/43	5,300	(5,757,789)
4.00%, 1/01/43	1,500	(1,638,047)
5.50%, 1/01/43	2,300	(2,523,531)
Total TBA Sale Commitments (Proceeds — $88,695,520) — (67.7)%		(88,724,793)

Options Written
(Premiums Received — $193,679) — (0.1)%		(134,207)
Total Investments, Net of TBA Sale Commitments and Options Written — 108.8%		142,485,808
Liabilities in Excess of Other Assets — (8.8)%		(11,518,932)

Net Assets — 100.0%		$130,966,876

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	—	$(336)
Citigroup, Inc.	$998,633	$(4,820)
Credit Suisse Group AG	$(6,024,344)	$484
Deutsche Bank AG	$(1,475,547)	$14,660
Goldman Sachs Group, Inc.	$(7,021,508)	$3,024
JPMorgan Chase & Co.	$7,003,531	$(3,899)
Morgan Stanley	$1,928,641	$(1,500)
Nomura Trust and Banking Co., Ltd.	$(1,703)	$(78)
Royal Bank of Canada	$3,136,406	$(7,031)
Royal Bank of Scotland Group Plc	$107,188	$344
UBS AG	$(972,176)	$(1,535)
Wells Fargo & Co.	$426,453	$328

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,840,611	208,253	2,048,864	$11,905	$343

(g)	Represents the current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	(0.13)%	12/31/12	1/02/13	$1,213,828	$1,213,819
Credit Suisse Securities (USA) LLC	(0.16)%	12/31/12	1/02/13	16,993,605	16,993,454
Total				$18,207,433	$18,207,273

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
154	2-Year US Treasury Note	Chicago Board of Trade	March 2013	$33,952,187	$2,571
2	5-Year US Treasury Note	Chicago Board of Trade	March 2013	$248,828	10
16	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$3,988,000	12,000
24	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$5,980,500	18,632
27	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$6,726,713	21,176
25	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$6,226,563	20,181
2	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$497,975	1,345
(100)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	$13,278,125	68,554
(52)	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	$7,670,000	101,485
(34)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	$5,528,188	85,155
Total					$331,109

—	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	$800	$406
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	$1,800	3,637
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	$1,100	2,251
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.13%	Pay	3-month LIBOR	3/21/13	$6,500	91
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	$800	19,301
Total								$25,686

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
5-Year Interest Rate Swap	Barclays Plc	Call	1.25%	Pay	3-month LIBOR	6/20/14	$400	$(4,124)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/10/14	$1,600	(8,299)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/11/14	$1,900	(9,854)
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	3.65%	Pay	3-month LIBOR	3/27/17	$400	(35,457)
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	$700	(8,789)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	$400	(5,029)
5-Year Interest Rate Swap	Barclays Plc	Put	2.25%	Receive	3-month LIBOR	6/20/14	$400	(2,132)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/10/14	$1,600	(12,448)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/11/14	$1,900	(14,808)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)

Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows (concluded):

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	$1,600	$(16,633)
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	3.65%	Receive	3-month LIBOR	3/27/17	$400	(16,634)
Total								$(134,207)

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.33%	[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,900	$9,953
0.38%	[2]	3-month LIBOR	Citigroup, Inc.	12/03/14	$8,500	1,532
0.36%	[2]	3-month LIBOR	JPMorgan Chase & Co.	12/11/14	$28,400	18,237
2.36%	[1]	3-month LIBOR	Citigroup, Inc.	12/20/15	$2,200	120,635
1.39%	[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$2,100	(60,331)
1.39%	[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	$4,800	(137,901)
2.74%	[2]	3-month LIBOR	Citigroup, Inc.	9/21/20	$400	(38,003)
2.50%	[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	$500	38,751
2.57%	[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	$500	41,243
2.85%	[2]	3-month LIBOR	Bank of America Corp.	2/09/42	$200	(2,278)
2.57%	[2]	3-month LIBOR	Citigroup, Inc.	12/03/42	$700	34,580
Total						$26,418

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Consumer Price Index for All Urban Consumers	2.18%[3]	Bank of America NA	10/06/21	$735	$(29,514)

[3]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$229,270,258	—	$229,270,258
Short-Term Securities	$2,048,864	—	—	2,048,864
Options Purchased:
Interest rate contracts	—	25,686	—	25,686
Liabilities:
Investments:
TBA Sale Commitments	—	(88,724,793)	—	(88,724,793)

Total	$2,048,864	$140,571,151	—	$142,620,015

[1]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$331,109	$264,931	—	$596,040
Liabilities:
Interest rate contracts	—	(372,720)	—	(372,720)
Other contracts	—	(29,514)	—	(29,514)

Total	$331,109	$(137,303)	—	$193,806

[2]	Derivative financial instruments are swaps, financial futures contracts and written options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instruments and written options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$413,000	—	—	$413,000
Cash pledged as collateral for swaps	305,000	—	—	305,000
Liabilities:
Bank overdraft	—	$(1,374)	—	(1,374)
Reverse repurchase agreements	—	(18,207,433)	—	(18,207,433)

Total	$718,000	$(18,208,807)	—	$(17,490,807)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (cost—$228,820,261)	$229,295,944
Investments at value—affiliated (cost—$2,048,864)	2,048,864
Cash pledged as collateral for financial futures contracts	413,000
TBA sale commitments receivable	88,695,520
Investments sold receivable	16,519,190
Capital shares sold receivable	1,308,399
Interest receivable	488,035
Cash pledged as collateral for swaps	305,000
Unrealized appreciation on swaps	264,931
Variation margin receivable	109,620
Swaps receivable	29,184
Principal paydown receivable	10,812
Prepaid expenses	1,881
Other assets	64,864

Total assets	339,555,244

Liabilities:
Bank overdraft	1,374
Investments purchased payable	100,582,412
TBA sale commitments at value (proceeds—$88,695,520)	88,724,793
Reverse repurchase agreements	18,207,433
Unrealized depreciation on swaps	268,027
Income dividends payable	252,727
Capital shares redeemed payable	167,816
Options written at value (premiums received—$193,679)	134,207
Investment advisory fees payable	54,895
Swaps payable	46,347
Officer’s and Directors’ fees payable	4,171
Other affiliates payable	540
Other accrued expenses payable	143,626

Total liabilities	208,588,368

Net Assets	$130,966,876

Net Assets Consist of:
Paid-in capital	$129,452,801
Undistributed net investment income	165,990
Accumulated net realized gain	449,326
Net unrealized appreciation/depreciation	898,759

Net Assets	$130,966,876

Net Asset Value:
Class I—Based on net assets of $130,937,563 and 12,224,492 shares outstanding, 300 million shares authorized, $0.10 par value	$10.71

Class III—Based on net assets of $29,313 and 2,738 shares outstanding, 100 million shares authorized, $0.10 par value	$10.71

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Interest	$3,881,025
Dividends—affiliated	11,905

Total income	3,892,930

Expenses:
Investment advisory	689,553
Transfer agent—Class I	188,166
Transfer agent—Class III	168
Professional	90,633
Custodian	47,548
Accounting services	47,336
Printing	36,402
Officer and Directors	24,465
Distribution—Class III	222
Miscellaneous	6,457

Total expenses excluding interest expense	1,130,950
Interest expense	15,426

Total expenses	1,146,376
Less fees waived by Manager	(6,185)
Less transfer agent fees reimbursed—Class I	(183,117)
Less transfer agent fees reimbursed—Class III	(111)

Total expenses after fees waived and reimbursed	956,963

Net investment income	2,935,967

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	7,600,653
Capital gain distributions received from affiliated investment companies	343
Financial futures contracts	(1,303,947)
Options written	198,127
Borrowed bonds	(24,660)
Swaps	(2,483,213)

3,987,303

Net change in unrealized appreciation/depreciation on:
Investments	(5,295,290)
Financial futures contracts	205,477
Options written	331,739
Swaps	1,208,485

(3,549,589)

Total realized and unrealized gain	437,714

Net Increase in Net Assets Resulting from Operations	$3,373,681

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$2,935,967	$4,433,348
Net realized gain	3,987,303	2,581,709
Net change in unrealized appreciation/depreciation	(3,549,589)	2,375,815

Net increase in net assets resulting from operations	3,373,681	9,390,872

Dividends and Distributions to Shareholders From:[1]
Net investment income:
Class I	(3,395,854)	(5,098,459)
Class III	(1,940)	—
Net realized gain:
Class I	(503,604)	—
Class III	(114)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,901,512)	(5,098,459)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(14,391,468)	(50,722,756)

Net Assets:
Total decrease in net assets	(14,919,299)	(46,430,343)
Beginning of year	145,886,175	192,316,518

End of year	$130,966,876	$145,886,175

Undistributed net investment income	$165,990	$935,420

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance:
Net asset value, beginning of year	$10.76		$10.45		$9.99		$10.81		$10.32

Net investment income[1]	0.23		0.29		0.39		0.41		0.37
Net realized and unrealized gain (loss)	0.03		0.36		0.46		(0.59)		0.41

Net increase (decrease) from investment operations	0.26		0.65		0.85		(0.18)		0.78

Dividends and distributions from:[2]
Net investment income	(0.27)		(0.34)		(0.39)		(0.39)		(0.27)
Net realized gain	(0.04)		—		—		(0.25)		(0.02)

Total dividends and distributions	(0.31)		(0.34)		(0.39)		(0.64)		(0.29)

Net asset value, end of year	$10.71		$10.76		$10.45		$9.99		$10.81

Total Investment Return:[3]
Based on net asset value	2.41%		6.31%		8.67%		(1.64)%		7.69%

Ratios to Average Net Assets:
Total expenses	0.83%		0.66%		0.75%		0.66%		0.87%

Total expenses after fees waived and/or reimbursed	0.69%		0.66%		0.75%		0.65%		0.86%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%		0.66%		0.63%		0.61%		0.61%

Net investment income	2.13%		2.80%		3.68%		3.90%		3.58%

Supplemental Data:
Net assets, end of year (000)	$130,938		$145,886		$192,317		$222,581		$239,024

Portfolio turnover	1,529%	[4]	2,601%	[5]	3,289%	[6]	2,909%	[7]	5,353%	[8]

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,119%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,825%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,400%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,227%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 4,916%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights (concluded)

	Class III
	Period May 9, 2012[1] to December 31, 2012
Per Share Operating Performance:
Net asset value, beginning of period	$10.77

Net investment income[2]	0.08
Net realized and unrealized gain (loss)	0.05

Net increase (decrease) from investment operations	0.13

Dividends and distributions from:[3]
Net investment income	(0.15)
Net realized gain (loss)	(0.04)

Total dividends and distributions	(0.19)

Net asset value, end of period	$10.71

Total Investment Return:[4]
Based on net asset value	1.24%	[5]

Ratios to Average Net Assets:
Total expenses	1.14%	[6]

Total expenses after fees waived and/or reimbursed	1.01%	[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.99%	[6]

Net investment income	1.20%	[6]

Supplemental Data:
Net assets, end of period (000)	$29

Portfolio turnover	1,529%	[7]

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,119%.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on May 9, 2012.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the

Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currency (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value—unaffiliated[2]	$621,726

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Options written at value; Unrealized depreciation on swaps[1]	$(372,720)

Other contracts	Unrealized depreciation on swaps[1]	(29,514)
Total		$(402,234)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(1,309,397)
Swaps	(2,483,213)
Options[3]	(200,774)
Foreign currency exchange contracts:
Financial futures contracts	5,450

Total	$(3,987,934)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$205,477
Swaps	1,230,873
Options[3]	342,277
Other contracts:
Swaps	(22,388)

Total	$1,756,239

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	176
Average number of contracts sold	265
Average notional value of contracts purchased	$42,649,679
Average notional value of contracts sold	$36,481,359
Options:
Average number of option contracts purchased	21
Average number of option contracts written	24
Average notional value of option contracts purchased	$51,875
Average notional value of option contracts written	$55,375
Average number of swaption contracts purchased	6
Average number of swaption contracts written	13
Average notional value of swaption contracts purchased	$14,500,000
Average notional value of swaption contracts written	$19,950,000

Interest rate swaps:
Average number of contracts—pays fixed rate	8
Average number of contracts—receives fixed rate	7
Average notional value—pays fixed rate	$29,240,000
Average notional value—receives fixed rate	$8,075,000
Total return swaps:
Average number of contracts	1
Average notional value	$735,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion—$3 Billion	0.47
$3 Billion—$5 Billion	0.45
$5 Billion—$10 Billion	0.44
Greater than $10 Billion	0.43

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $1,633 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services.

However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed – class specific in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $1,865,637,079 and $1,889,220,676, respectively.

Purchases and sales of US government securities for the year ended December 31, 2012, were $551,977,349 and $558,951,624, respectively.

For the year ended December 31, 2012, purchases and sales of mortgage dollar rolls were $649,501,645 and $656,660,782, respectively.

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	—	$9,800	$262,787
Options written	118	14,700	304,415
Options exercised	(6)	(6,100)	(108,058)
Options expired	(83)	—	(3,922)
Options closed	(29)	(14,100)	(393,675)

Outstanding options, end of year	—	$4,300	$61,547

	Puts
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	—	$9,800	$262,788
Options written	231	49,800	591,396
Options expired	(40)	(12,400)	(161,163)
Options closed	(191)	(40,200)	(560,889)

Outstanding options, end of year	—	$7,000	$132,132

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements were reclassified to the following accounts:

Undistributed net investment income	$(307,603)
Accumulated net realized gain	$307,603

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$3,397,794	$5,098,459
Long-term capital gains	503,718	—

Total	$3,901,512	$5,098,459

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed net investment income	$834,661
Undistributed long-term capital gains	128,100
Net unrealized gains[1]	551,314

Total	$1,514,075

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

During the year ended December 31, 2012, the Fund utilized $3,013,600 of its capital loss carryforward.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$230,885,461

Gross unrealized appreciation	$1,636,734
Gross unrealized depreciation	(1,177,387)

Net unrealized appreciation	$459,347

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

For the year ended December 31, 2012, the average amount of transactions considered as borrowings from reverse repurchase agreements and the daily weighted average interest rates for the Fund were $15,740,405 and 0.10%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	527,373	$5,681,445	363,650	$3,873,139
Shares issued to shareholders in reinvestment of dividends	369,899	3,988,835	491,931	5,178,336
Shares redeemed	(2,234,979)	(24,091,825)	(5,692,335)	(59,774,231)

Net decrease	(1,337,707)	$(14,421,545)	(4,836,754)	$(50,722,756)

	Period Ended December 31, 2012[1]
Class III	Shares	Amount
Shares sold	23,203	$250,806	—	—
Shares issued to shareholders in reinvestment of dividends	185	2,004	—	—
Shares redeemed	(20,650)	(222,733)	—	—

Net increase	2,738	$30,077	—	—

Total Net Decrease	(1,334,969)	$(14,391,468)	(4,836,754)	$(50,722,756)

[1]	For the period May 9, 2012 (recommencement of operations) to December 31, 2012.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Value Opportunities V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Summary as of December 31, 2012

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

—	The Fund’s underperformance for the period resulted from a combination of stock selection and an overweight in fuel companies in the energy sector. In consumer discretionary, selection among specialty retailers and an underweight to the hotels, restaurants & leisure industry hindered results. Within industrials, the Fund’s holdings in commercial services & supplies companies underperformed the benchmark constituents. While the industrials sector struggled during the period, the Fund’s underweights to the relatively strong-performing industries including commercial services & supplies, building products and industrial conglomerates detracted from relative returns, as did an overweight to the weak-performing aerospace & defense industry. Additionally, the Fund’s cash position caused a drag on returns as equity markets advanced over the period.
—	Conversely, the Fund benefited from strong performance within the health care sector, particularly among its holdings of health care providers & services and biotechnology companies. Stock selection within the information technology (“IT”) sector also had a positive impact on performance as the Fund’s holdings in IT services and semiconductors rallied during the period. In financials, the Fund’s exposure to real estate investment trusts boosted returns.

Describe recent portfolio activity.

—	During the 12-month period, the Fund increased exposure to consumer discretionary stocks while reducing its holdings in the financials, utilities and IT sectors.

Describe portfolio positioning at period end.

—	At period end, the Fund’s most significant sector positions relative to the S&P SmallCap 600® Value Index included overweights in health care and energy, and underweights in financials, utilities, consumer staples, industrials and materials. The Fund maintained neutral weightings in consumer discretionary, IT and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stock of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I Shares[4]	6.23%	13.54%	1.87%	8.33%
Class II Shares[4]	6.12	13.31	1.71	8.16
Class III Shares[4]	6.12	13.28	1.62	7.94	[6]
S&P SmallCap 600® Value Index	10.17	18.21	4.72	10.02

[4]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Information as of December 31, 2012

Sector Allocation	Percent of Long-Term Investments
Financials	20%
Industrials	18
Consumer Discretionary	15
Health Care	14
Information Technology	13
Energy	9
Materials	6
Utilities	4
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,062.30	$4.67	$1,000.00	$1,020.61	$4.57	0.90%
Class II	$1,000.00	$1,061.20	$5.54	$1,000.00	$1,019.76	$5.43	1.07%
Class III	$1,000.00	$1,061.20	$5.65	$1,000.00	$1,019.66	$5.53	1.09%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.1%
Curtiss-Wright Corp.	36,600	$1,201,578
Esterline Technologies Corp. (a)	34,000	2,162,740
The KEYW Holding Corp. (a)	135,800	1,723,302
Moog, Inc., Class A (a)	60,300	2,474,109
Orbital Sciences Corp. (a)	139,500	1,920,915
Spirit AeroSystems Holdings, Inc., Class A (a)	131,900	2,238,343

		11,720,987
Automobiles — 0.6%
Thor Industries, Inc.	39,075	1,462,577
Beverages — 0.7%
Cott Corp. (a)	188,700	1,515,261
Biotechnology — 0.8%
ArQule, Inc. (a)	54,300	151,497
Cell Therapeutics, Inc. (a)	147,800	192,140
Geron Corp. (a)	218,200	307,662
MannKind Corp. (a)(b)	259,861	600,279
Pacific Biosciences of California, Inc. (a)	143,300	243,610
XOMA Corp. (a)	142,900	342,246

		1,837,434
Capital Markets — 0.5%
Investment Technology Group, Inc. (a)(b)	128,400	1,155,600
Chemicals — 3.1%
Ferro Corp. (a)	68,400	285,912
Georgia Gulf Corp.	27,600	1,139,328
Huntsman Corp.	79,900	1,270,410
OM Group, Inc. (a)	36,000	799,200
Rockwood Holdings, Inc.	58,500	2,893,410
Spartech Corp. (a)	86,700	786,369

		7,174,629
Commercial Banks — 8.2%
Banner Corp.	47,428	1,457,462
BBCN Bancorp, Inc.	128,200	1,483,274
Boston Private Financial Holdings, Inc.	115,353	1,039,331
Cathay General Bancorp	41,500	809,250
First Financial Bankshares, Inc.	41,100	1,603,311
Glacier Bancorp, Inc.	54,000	794,340
Independent Bank Corp./MA	39,900	1,155,105
National Penn Bancshares, Inc.	172,800	1,610,496
Old National Bancorp	172,100	2,042,827
Pinnacle Financial Partners, Inc. (a)(b)	61,000	1,149,240
PrivateBancorp, Inc.	107,900	1,653,028
Susquehanna Bancshares, Inc.	170,500	1,786,840
Western Alliance Bancorp (a)	87,500	921,375
Wintrust Financial Corp.	32,600	1,196,420

		18,702,299
Commercial Services & Supplies — 1.0%
ACCO Brands Corp. (a)	195,000	1,431,300
EnerNOC, Inc. (a)(b)	66,600	782,550

		2,213,850
Communications Equipment — 2.2%
Arris Group, Inc. (a)	163,500	2,442,690
Harmonic, Inc. (a)	221,200	1,121,484
Polycom, Inc. (a)(b)	148,700	1,555,402

		5,119,576
Computers & Peripherals — 0.8%
NCR Corp. (a)	68,436	1,743,749

Common Stocks	Shares	Value
Construction & Engineering — 0.9%
KBR, Inc.	68,400	$2,046,528
Containers & Packaging — 1.1%
Packaging Corp. of America	19,600	754,012
Rock-Tenn Co., Class A	24,300	1,698,813

		2,452,825
Electric Utilities — 1.4%
Allete, Inc.	50,900	2,085,882
Hawaiian Electric Industries, Inc.	48,100	1,209,234

		3,295,116
Electronic Equipment, Instruments & Components — 3.6%
Anixter International, Inc.	37,700	2,412,046
Ingram Micro, Inc., Class A (a)	91,600	1,549,872
Plexus Corp. (a)(b)	37,100	957,180
Rofin-Sinar Technologies, Inc. (a)(b)	73,900	1,602,152
ScanSource, Inc. (a)	53,900	1,712,403

		8,233,653
Energy Equipment & Services — 1.9%
McDermott International, Inc. (a)	109,700	1,208,894
Oil States International, Inc. (a)	15,300	1,094,562
Pioneer Energy Services Corp. (a)(b)	127,143	923,058
Tetra Technologies, Inc. (a)	149,400	1,133,946

		4,360,460
Gas Utilities — 0.8%
Southwest Gas Corp.	43,900	1,861,799
Health Care Equipment & Supplies — 5.2%
CONMED Corp.	43,116	1,205,092
Hansen Medical, Inc. (a)(b)	424,600	883,168
Invacare Corp.	151,236	2,465,147
NuVasive, Inc. (a)	154,376	2,386,653
OraSure Technologies, Inc. (a)(b)	263,784	1,893,969
Wright Medical Group, Inc. (a)(b)	147,492	3,095,857

		11,929,886
Health Care Providers & Services — 6.8%
Brookdale Senior Living, Inc. (a)	41,098	1,040,601
Gentiva Health Services, Inc. (a)(b)	195,897	1,968,765
Healthways, Inc. (a)	189,083	2,023,188
Kindred Healthcare, Inc. (a)(b)	200,156	2,165,688
LCA-Vision, Inc. (a)	216,797	617,871
Owens & Minor, Inc.	105,998	3,022,003
Tenet Healthcare Corp. (a)	145,633	4,728,704

		15,566,820
Hotels, Restaurants & Leisure — 2.5%
Bravo Brio Restaurant Group, Inc. (a)	62,200	835,346
Papa John’s International, Inc. (a)	33,400	1,834,996
Ruby Tuesday, Inc. (a)	161,400	1,268,604
Ryman Hospitality Properties (b)	49,002	1,884,617

		5,823,563
Household Durables — 1.8%
KB Home	107,800	1,703,240
MDC Holdings, Inc.	21,300	782,988
Skullcandy, Inc. (a)	8,005	62,359
SodaStream International Ltd. (a)	36,700	1,647,463

		4,196,050

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 2.3%
Horace Mann Educators Corp.	63,700	$1,271,452
National Financial Partners Corp. (a)	94,400	1,618,016
Selective Insurance Group, Inc.	127,000	2,447,290

		5,336,758
Internet Software & Services — 0.3%
WebMD Health Corp. (a)	45,700	655,338
IT Services — 0.4%
Acxiom Corp. (a)	48,130	840,350
Leisure Equipment & Products — 0.4%
Leapfrog Enterprises, Inc. (a)(b)	101,100	872,493
Life Sciences Tools & Services — 0.9%
Affymetrix, Inc. (a)(b)	673,227	2,134,130
Machinery — 7.9%
AGCO Corp. (a)	48,900	2,401,968
Altra Holdings, Inc.	130,890	2,886,124
Barnes Group, Inc.	15,700	352,622
Briggs & Stratton Corp.	53,900	1,136,212
CIRCOR International, Inc.	45,771	1,812,074
Crane Co.	15,800	731,224
EnPro Industries, Inc. (a)(b)	22,600	924,340
IDEX Corp.	59,900	2,787,147
Kennametal, Inc.	41,400	1,656,000
RBC Bearings, Inc. (a)	51,000	2,553,570
Terex Corp. (a)	30,600	860,166

		18,101,447
Metals & Mining — 1.2%
Carpenter Technology Corp.	35,200	1,817,376
Haynes International, Inc.	8,200	425,334
Materion Corp.	18,014	464,401

		2,707,111
Multi-Utilities — 1.3%
NorthWestern Corp.	85,400	2,965,942
Multiline Retail — 0.6%
Fred’s, Inc., Class A	104,700	1,393,557
Oil, Gas & Consumable Fuels — 6.2%
Africa Oil Corp. (a)	280,300	1,969,737
Bill Barrett Corp. (a)(b)	50,600	900,174
Cabot Oil & Gas Corp.	10,500	522,270
Carrizo Oil & Gas, Inc. (a)(b)	84,200	1,761,464
Gastar Exploration Ltd. (a)(b)	386,400	467,544
Goodrich Petroleum Corp. (a)(b)	70,000	652,400
Oasis Petroleum, Inc. (a)(b)	87,856	2,793,821
SM Energy Co.	60,900	3,179,589
Whiting Petroleum Corp. (a)	44,700	1,938,639

		14,185,638
Paper & Forest Products — 0.8%
Schweitzer-Mauduit International, Inc.	47,276	1,845,182
Professional Services — 0.9%
FTI Consulting, Inc. (a)	7,623	251,559
Kforce, Inc.	122,400	1,753,992

		2,005,551
Real Estate Investment Trusts (REITs) — 6.3%
Acadia Realty Trust	29,638	743,321
BioMed Realty Trust, Inc.	94,400	1,824,752
CommonWealth REIT (b)	72,750	1,152,360

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Corporate Office Properties Trust	52,200	$1,303,956
DuPont Fabros Technology, Inc. (b)	141,824	3,426,468
Lexington Realty Trust (b)	185,583	1,939,343
Omega Healthcare Investors, Inc. (b)	48,385	1,153,982
Rouse Properties, Inc.	168,860	2,857,111

		14,401,293
Road & Rail — 1.1%
Marten Transport Ltd.	75,300	1,384,767
Vitran Corp., Inc. (a)	213,100	1,035,666

		2,420,433
Semiconductors & Semiconductor Equipment — 2.3%
DSP Group, Inc. (a)	217,900	1,255,104
Fairchild Semiconductor International, Inc. (a)	82,800	1,192,320
PMC-Sierra, Inc. (a)	268,000	1,396,280
Teradyne, Inc. (a)	78,400	1,324,176

		5,167,880
Software — 3.3%
Bottomline Technologies, Inc. (a)(b)	79,403	2,095,445
Compuware Corp. (a)	151,800	1,650,066
Parametric Technology Corp. (a)	77,900	1,753,529
Progress Software Corp. (a)	18,800	394,612
Take-Two Interactive Software, Inc. (a)(b)	153,200	1,686,732

		7,580,384
Specialty Retail — 6.8%
Abercrombie & Fitch Co., Class A	24,121	1,157,084
Ascena Retail Group, Inc. (a)(b)	112,500	2,080,125
Chico’s FAS, Inc.	55,900	1,031,914
The Children’s Place Retail Stores, Inc. (a)(b)	37,200	1,647,588
Express, Inc. (a)	156,100	2,355,549
Genesco, Inc. (a)	28,300	1,556,500
Hot Topic, Inc.	129,900	1,253,535
The Men’s Wearhouse, Inc.	78,500	2,446,060
Penske Automotive Group, Inc.	52,300	1,573,707
Tilly’s, Inc., Class A (a)	28,057	378,489

		15,480,551
Textiles, Apparel & Luxury Goods — 2.5%
G-III Apparel Group Ltd. (a)(b)	43,213	1,479,181
The Jones Group, Inc.	136,500	1,509,690
Perry Ellis International, Inc.	38,022	756,638
The Warnaco Group, Inc. (a)	12,500	894,625
Wolverine World Wide, Inc.	26,800	1,098,264

		5,738,398
Thrifts & Mortgage Finance — 0.5%
Provident Financial Services, Inc.	82,510	1,231,049
Trading Companies & Distributors — 0.2%
Air Lease Corp. (a)(b)	22,900	492,350

Total Common Stocks — 95.2%		217,968,497

Warrants (c)
Biotechnology — 0.0%
MannKind Corp. (Issued/exercisable 2/06/12, 0.60 Share for 1 warrant, Expires 2/08/16, Strike Price $2.40)	53,200	32,984

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Warrants (c)	Shares	Value
Biotechnology (concluded)
XOMA Corp. (Issued/Exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	$15,129
Total Warrants — 0.0%		48,113
Total Long-Term Investments (Cost — $197,836,738) — 95.2%		218,016,610

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (d)(e)	10,120,528	10,120,528

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (d)(e)(f)	$32,329	$32,328,593
Total Short-Term Securities (Cost — $42,449,121) — 18.5%		42,449,121
Total Investments (Cost—$240,285,859) — 113.7%		260,465,731
Liabilities in Excess of Other Assets — (13.7)%		(31,364,474)

Net Assets — 100.0%		$229,101,257

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,820,468	6,300,060	10,120,528	$7,588
BlackRock Liquidity Series LLC, Money Market Series	$37,553,185	$(5,224,592)	$32,328,593	$254,584

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks[1]	$217,968,497	—	—	$217,968,497
Warrants	—	$48,113	—	48,113
Short-Term Securities	10,120,528	32,328,593	—	42,449,121

Total	$228,089,025	$32,376,706	—	$260,465,731

[1]	See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$178	—	—	$178
Liabilities:
Collateral on securities loaned at value	—	$(32,328,593)	—	(32,328,593)

Total	$178	$(32,328,593)	—	$(32,328,415)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Assets and Liabilities December 31, 2012

Assets:
Investments at value—unaffiliated (including securities loaned of $31,932,850) (cost—$197,836,738)	$218,016,610
Investments at value—affiliated (cost—$42,449,121)	42,449,121
Foreign currency at value (cost—$178)	178
Investments sold receivable	1,673,836
Dividends receivable—unaffiliated	109,115
Capital shares sold receivable	44,788
Securities lending income receivable—affiliated	8,151
Prepaid expenses	3,462

Total assets	262,305,261

Liabilities:
Collateral on securities loaned at value	32,328,593
Investments purchased payable	448,196
Investment advisory fees payable	143,076
Capital shares redeemed payable	120,807
Officer’s and Directors’ fees payable	3,572
Distribution fees payable	2,819
Other affiliates payable	698
Other accrued expenses payable	156,243

Total liabilities	33,204,004

Net Assets	$229,101,257

Net Assets Consist of:
Paid-in capital	$279,435,788
Undistributed net investment income	134,180
Accumulated net realized loss	(70,648,583)
Net unrealized appreciation/depreciation	20,179,872

Net Assets	$229,101,257

Net Asset Value:
Class I—Based on net assets of $213,870,681 and 11,030,610 shares outstanding, 100 million shares authorized, $0.10 par value	$19.39

Class II—Based on net assets of $3,968,291 and 205,036 shares outstanding, 100 million shares authorized, $0.10 par value	$19.35

Class III—Based on net assets of $11,262,285 and 708,374 shares outstanding, 10 million shares authorized, $0.10 par value	$15.90

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Operations Year Ended December 31, 2012

Investment Income:
Dividends—unaffiliated	$2,896,391
Foreign taxes withheld	(1,710)
Securities lending—affiliated—net	254,584
Dividends—affiliated	7,588

Total income	3,156,853

Expenses:
Investment advisory	1,751,545
Distribution—Class II	6,107
Distribution—Class III	28,002
Transfer agent—Class I	278,295
Transfer agent—Class II	7,533
Transfer agent—Class III	14,970
Accounting services	53,416
Professional	46,514
Custodian	29,522
Officer and Directors	25,310
Printing	3,362
Miscellaneous	15,038

Total expenses	2,259,614
Less fees waived by Manager	(3,645)
Less transfer agent fees reimbursed—Class I	(166,302)
Less transfer agent fees reimbursed—Class II	(4,895)
Less transfer agent fees reimbursed—Class III	(13,571)

Total expenses after fees waived and reimbursed	2,071,201

Net investment income	1,085,652

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	24,624,945
Foreign currency transactions	(1,465)

24,623,480

Net change in unrealized appreciation/depreciation on investments	4,200,309

Total realized and unrealized gain	28,823,789

Net Increase in Net Assets Resulting from Operations	$29,909,441

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations:
Net investment income	$1,085,652	$912,213
Net realized gain	24,623,480	28,537,008
Net change in unrealized appreciation/depreciation	4,200,309	(34,598,991)

Net increase (decrease) in net assets resulting from operations:	29,909,441	(5,149,770)

Dividends to Shareholders From:[1]
Net investment income:
Class I	(1,007,491)	(934,089)
Class II	(12,122)	(10,158)
Class III	(42,587)	(25,018)

Decrease in net assets resulting from dividends to shareholders	(1,062,200)	(969,265)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(30,848,426)	(35,217,855)

Net Assets:
Total decrease in net assets	(2,001,185)	(41,336,890)
Beginning of year	231,102,442	272,439,332

End of year	$229,101,257	$231,102,442

Undistributed net investment income	$134,180	$112,193

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$17.16	$17.66	$13.79		$10.81	$19.11

Net investment income[1]	0.09	0.07	0.08		0.08	0.12
Net realized and unrealized gain (loss)	2.23	(0.50)	3.87		2.98	(7.80)

Net increase (decrease) from investment operations	2.32	(0.43)	3.95		3.06	(7.68)

Dividends and distributions from:[2]
Net investment income	(0.09)	(0.07)	(0.08)		(0.08)	(0.12)
Net realized gain	—	—	—		—	(0.50)

Total dividends and distributions	(0.09)	(0.07)	(0.08)		(0.08)	(0.62)

Net asset value, end of year	$19.39	$17.16	$17.66		$13.79	$10.81

Total Investment Return:[3]
Based on net asset value	13.54%	(2.43)%	28.69%	[4]	28.34%	(40.04)%

Ratios to Average Net Assets:
Total expenses	0.95%	0.84%	0.84%		0.88%	0.87%

Total expenses after fees waived and reimbursed	0.87%	0.84%	0.84%		0.88%	0.87%

Net investment income	0.48%	0.37%	0.54%		0.73%	0.72%

Supplemental Data:
Net assets, end of year (000)	$213,871	$216,551	$255,596		$217,029	$164,193

Portfolio turnover	47%	45%	55%		121%	127%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 28.32%.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$17.13	$17.62	$13.76		$10.79	$19.06

Net investment income[1]	0.06	0.04	0.06		0.06	0.09
Net realized and unrealized gain (loss)	2.22	(0.49)	3.86		2.97	(7.77)

Net increase (decrease) from investment operations	2.28	(0.45)	3.92		3.03	(7.68)

Dividends and distributions from:[2]
Net investment income	(0.06)	(0.04)	(0.06)		(0.06)	(0.09)
Net realized gain	—	—	—		—	(0.50)

Total dividends and distributions	(0.06)	(0.04)	(0.06)		(0.06)	(0.59)

Net asset value, end of year	$19.35	$17.13	$17.62		$13.76	$10.79

Total Investment Return:[3]
Based on net asset value	13.31%	(2.55)%	28.50%	[4]	28.12%	(40.14)%

Ratios to Average Net Assets:
Total expenses	1.16%	0.99%	0.99%		1.03%	1.02%

Total expenses after fees waived and reimbursed	1.04%	0.99%	0.99%		1.03%	1.02%

Net investment income	0.31%	0.21%	0.38%		0.49%	0.56%

Supplemental Data:
Net assets, end of year (000)	$3,968	$3,980	$5,143		$4,740	$4,898

Portfolio turnover	47%	45%	55%		121%	127%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 28.13%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2012	2011	2010		2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$14.09	$14.50	$11.35		$8.91	$15.93

Net investment income[1]	0.04	0.02	0.05		0.04	0.07
Net realized and unrealized gain (loss)	1.83	(0.40)	3.16		2.46	(6.50)

Net increase (decrease) from investment operations	1.87	(0.38)	3.21		2.50	(6.43)

Dividends and distributions from:[2]
Net investment income	(0.06)	(0.03)	(0.06)		(0.06)	(0.09)
Net realized gain	—	—	—		—	(0.50)

Total dividends and distributions	(0.06)	(0.03)	(0.06)		(0.06)	(0.59)

Net asset value, end of year	$15.90	$14.09	$14.50		$11.35	$8.91

Total Investment Return:[3]
Based on net asset value	13.28%	(2.61)%	28.31%	[4]	28.06%	(40.21)%

Ratios to Average Net Assets:
Total expenses	1.21%	1.09%	1.09%		1.13%	1.12%

Total expenses after fees waived and reimbursed	1.08%	1.09%	1.09%		1.13%	1.12%

Net investment income	0.28%	0.11%	0.37%		0.45%	0.49%

Supplemental Data:
Net assets, end of year (000)	$11,262	$10,571	$11,700		$5,944	$4,745

Portfolio turnover	47%	45%	55%		121%	127%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 27.96%.

See Notes to Financial Statements.

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Value Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards:    In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Loss From
Foreign currency exchange contracts	$(9,431)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts—US dollars sold	1
Average US dollar amounts sold	$15,740

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion—$3 Billion	0.71%
$3 Billion—$5 Billion	0.68%
$5 Billion—$10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by manager in the Statement of Operations.

For the year ended December 31, 2012, the Fund reimbursed the Manager $2,613 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the

Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Fund did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed—class specific in the Statement of Operations.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2012, BIM received $142,099 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2012, were $107,933,280 and $145,265,446, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(1,465)
Accumulated net realized loss	$1,465

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$1,062,200	$969,265

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$171,488
Capital loss carryforward	(69,450,794)
Net unrealized gains[1]	19,329,127
Qualified late-year losses[2]	(384,352)

Total	$(50,334,531)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

During the year ended December 31, 2012, the Fund utilized $23,383,558 of its capital loss carryforward.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $69,450,794, all of which is due to expire December 31, 2017.

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$241,136,604

Gross unrealized appreciation	$37,727,341
Gross unrealized depreciation	(18,398,214)

Net unrealized appreciation	$19,329,127

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the year ended December 31, 2012.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2012, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class I	Shares	Amount	Shares	Amount
Shares sold	248,347	$4,657,982	396,542	$7,100,024
Shares issued to shareholders in reinvestment of dividends	53,150	1,007,491	53,017	934,089
Shares redeemed	(1,891,149)	(35,309,597)	(2,304,289)	(41,313,192)

Net decrease	(1,589,652)	$(29,644,124)	(1,854,730)	$(33,279,079)

Class II
Shares sold	6,044	$111,745	12,157	$202,578
Shares issued to shareholders in reinvestment of dividends	642	12,122	568	10,158
Shares redeemed	(34,061)	(635,050)	(72,233)	(1,274,180)

Net decrease	(27,375)	$(511,183)	(59,508)	$(1,061,444)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Class III	Shares	Amount	Shares	Amount
Shares sold	106,165	$1,593,160	236,677	$3,494,006
Shares issued to shareholders in reinvestment of dividends	2,744	42,587	1,688	25,018
Shares redeemed	(151,008)	(2,328,866)	(294,576)	(4,396,356)

Net decrease	(42,099)	$(693,119)	(56,211)	$(877,332)

Total Net Decrease	(1,659,126)	$(30,848,426)	(1,970,449)	$(35,217,855)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2012

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2013

DECEMBER 31, 2012	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

Officers and Directors

Independent Directors1

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness Industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Independent Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None
[1]	Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]	Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Company	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				155 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None
[1]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.

Officers and Directors (concluded)

Funds Officers1

Name, Address and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Company serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BlackRock Variable Series Funds, Inc.

Service Providers

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10055

BlackRock Investment Management, LLC2

Princeton, NJ 08540

BlackRock International Limited3

Edinburgh, EH3 8JB, United Kingdom

BlackRock (Hong Kong) Limited4

Hong Kong

BlackRock (Singapore) Limited4

079912 Singapore

Custodians

The Bank of New York Mellon5

New York, NY 10286

Brown Brothers Harriman & Co.6

Boston, MA 02109

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[2]	For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[3]	For BlackRock Global Allocation V.I. Fund and BlackRock International V.I. Fund.
[4]	For BlackRock Managed Volatility V.I. Fund.
[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BlackRock Variable Series Funds, Inc.

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

VS-12/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$37,200	$36,800	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Capital Appreciation V.I. Fund	$22,000	$21,600	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Equity Dividend V.I. Fund	$20,000	$19,600	$2,500	$0	$7,500	$7,500	$0	$0
BlackRock Global Allocation V.I. Fund	$41,200	$40,600	$5,500	$0	$30,350	$29,850	$0	$0
BlackRock Global Opportunities V.I. Fund	$26,300	$25,800	$2,500	$0	$19,000	$9,000	$0	$0
BlackRock High Yield V.I. Fund	$33,900	$33,700	$5,250	$0	$13,250	$12,750	$0	$0
BlackRock International V.I. Fund	$29,400	$28,900	$2,500	$0	$23,350	$23,350	$0	$0
BlackRock Large Cap Core V.I. Fund	$30,100	$29,700	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Large Cap Growth V.I. Fund	$22,000	$21,600	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Large Cap Value V.I. Fund	$22,000	$21,600	$2,500	$0	$12,350	$12,350	$0	$0

BlackRock Managed Volatility V.I. Fund	$29,700	$26,200	$2,500	$0	$8,300	$7,800	$0	$0
BlackRock Money Market V.I. Fund	$22,400	$22,300	$2,500	$0	$9,100	$9,100	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,100	$29,700	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Total Return V.I. Fund	$34,500	$31,000	$2,500	$0	$14,600	$14,100	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$29,700	$29,700	$5,250	$0	$14,600	$14,100	$0	$0
BlackRock Value Opportunities V.I. Fund	$27,100	$26,700	$2,500	$0	$12,350	$12,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$10,800	$2,350
BlackRock Capital Appreciation V.I. Fund	$14,850	$12,350
BlackRock Equity Dividend V.I. Fund	$10,000	$7,500
BlackRock Global Allocation V.I. Fund	$35,850	$29,850
BlackRock Global Opportunities V.I. Fund	$21,500	$9,000
BlackRock High Yield V.I. Fund	$18,500	$12,750
BlackRock International V.I. Fund	$25,850	$23,350
BlackRock Large Cap Core V.I. Fund	$14,850	$12,350
BlackRock Large Cap Growth V.I. Fund	$14,850	$12,350
BlackRock Large Cap Value V.I. Fund	$14,850	$12,350
BlackRock Managed Volatility V.I. Fund	$10,800	$7,800
BlackRock Money Market V.I. Fund	$11,600	$9,100
BlackRock S&P 500 Index V.I. Fund	$14,850	$12,350
BlackRock Total Return V.I. Fund	$17,100	$14,100
BlackRock U.S. Government Bond V.I. Fund	$19,850	$14,100
BlackRock Value Opportunities V.I. Fund	$14,850	$12,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.

Date:	February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Variable Series Funds, Inc.

Date:	February 28, 2013